--------------------------------------------------------------------------------

MORGAN STANLEY

         MORGAN STANLEY
         INSTITUTIONAL FUND, INC.
            ANNUAL REPORT
             DECEMBER 31, 1995
[LOGO]

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................          1
Performance Summary.........................          2
Managers' Reports and Statements of Net
  Assets by Portfolio:
Global and International Equity Portfolios:
  Active Country Allocation.................          3
  Asian Equity..............................         13
  Emerging Markets..........................         18
  European Equity ..........................         26
  Global Equity ............................         30
  Gold......................................         34
  International Equity .....................         37
  International Small Cap...................         46
  Japanese Equity...........................         51
  Latin American............................         55
U.S. Equity Portfolios:
  Aggressive Equity.........................         60
  Emerging Growth...........................         64
  Equity Growth.............................         68
  Small Cap Value Equity....................         72
  U.S. Real Estate..........................         77
  Value Equity..............................         81
Balanced Portfolio..........................         85
Fixed Income Portfolios:
  Emerging Markets Debt.....................         89
  Fixed Income..............................         94
  Global Fixed Income.......................         99
  High Yield................................        104
  Municipal Bond............................        109
Money Market Portfolios:
  Money Market..............................        113
  Municipal Money Market....................        116
Statement of Operations.....................        122
Statement of Changes in Net Assets..........        126
Financial Highlights .......................        138
Notes to Financial Statements...............        150
Report of Independent Accountants...........        157
Federal Tax Information.....................        158
Officers and Directors .....................        159

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS:

We are very pleased to present to you the Fund's Annual Report for the year ended December 31, 1995. After a difficult 1994 across nearly all major financial asset classes, the domestic markets performed spectacularly in 1995, while the international markets generally concluded the year on a positive note after mixed sentiment at the start.

This letter briefly highlights the performance of certain of the Fund's portfolios in 1995. The SEC-standardized performance of each of the portfolios and commentaries from the portfolio managers discussing the results of each portfolio are contained in this report. The performance of all of the portfolios relative to their benchmarks is summarized in the performance table on page two of this report.

On the domestic equity side, our Equity Growth Portfolio turned in a stellar absolute and relative performance by returning 45.02% for the year, outperforming its benchmark index by 748 basis points. The Portfolio also performed well compared to its competition. Our Aggressive Equity Portfolio, launched in March 1995, gained 41.25%, outperforming its benchmark index by 1545 basis points. Also performing creditably were the Value Equity and Emerging Growth Portfolios, each of which had solid performance for the year.

The Fund's fixed income portfolios performed well in 1995. Our High Yield Portfolio returned 23.35% for the year, compared with 17.38% for its benchmark index. Lipper Analytical Services ranked the Portfolio second out of 119 funds for the twelve months ended December 31, 1995 and fifth out of 69 high yield funds for the three-year period ended December 31, 1995. The Fixed Income Portfolio also performed well in absolute terms, returning 18.76%. In addition, the Global Fixed Income Portfolio recorded an impressive 19.32% performance for the year.

While the international equity markets did not achieve the domestic market's level of performance in 1995, our International Equity Portfolio continued its impressive absolute and relative performance returning 11.77%. The Portfolio has generated an average annual return since its inception in August 1989 of 10.82% compared to its benchmark index of 3.54%.

In the emerging markets, our Emerging Markets Debt Portfolio returned an impressive 28.23% for 1995. However, 1995 was an extremely difficult year for emerging markets equities which were still reeling from the effects of the Mexican crisis among other negative developments. As we have stated before, short-term volatility often is the price to pay for achieving higher long-term returns in the emerging markets. At this writing, the emerging markets have begun the year on a positive note. While the emerging markets endured a tough 1995, virtually all emerging nations moved forward with needed reforms, seeking economic growth and efficiency. It is important to note that despite political and economic uncertainties, we are investing in companies with strong earnings prospects. By sticking with our investment strategies during the down markets, our portfolios are well positioned to benefit from improving market conditions.

As important as annual performance is for each of our portfolios, we hope that you also will note that each of our portfolios closely adhered to its respective investment strategies and styles in 1995. Investment styles may go in and out of favor in the marketplace but we are firmly of the view that superior long-term results are best achieved by adhering to a rigorous, well thought out and consistently applied investment strategy.

We hope you find the enclosed report informative. We very much appreciate your support of the Fund and look forward to a successful 1996.

Sincerely,

      [SIGNATURE]

Warren J. Olsen
PRESIDENT

February 17, 1996

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY (UNAUDITED)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                                       AVERAGE
                                                                                                                       ANNUAL
                                                                                                                        TOTAL
                                                                                              AVERAGE      AVERAGE     RETURN
                                             NET                ONE YEAR                    ANNUAL FIVE    ANNUAL       SINCE
                                            ASSET     ONE     TOTAL RETURN     AVERAGE       YEAR TOTAL     TOTAL     INCEPTION
                                            VALUE    YEAR         FOR        ANNUAL FIVE     RETURN FOR    RETURN        FOR
                                INCEPTION    PER     TOTAL     COMPARABLE     YEAR TOTAL     COMPARABLE     SINCE    COMPARABLE
                                  DATES     SHARE   RETURN      INDEXES         RETURN        INDEXES      INCEPTION   INDEXES
                                ---------  -------  -------   ------------   ------------   ------------   -------   -----------
GLOBAL AND INTERNATIONAL
 EQUITY PORTFOLIOS:
  Active Country Allocation       1/17/92  $11.63    10.57%    11.21%(2)       --             --             8.46%    10.05%(2)
  Asian Equity                    7/01/91   19.48     6.87      6.81(1)        --             --            21.85     18.73(1)
  Emerging Markets                9/25/92   13.14   -12.77    -12.34(5)        --             --            13.16     14.15(5)
  European Equity                 4/02/93   13.92    11.85     21.62(4)        --             --            18.68     16.15(4)
  Global Equity                   7/15/92   14.31    18.66     20.72(3)        --             --            18.21     13.16(3)
  Gold                            2/01/94    8.55    13.21     11.14(14)       --             --             1.87     -6.27(14)
  International Equity            8/04/89   15.15    11.77     11.21(2)       14.24%          9.37%(2)      10.82      3.54(2)
  International Small Cap        12/15/92   14.94     2.60     11.21(2)        --             --            16.30     16.35(2)
  Japanese Equity                 4/25/94    9.27    -3.64      0.69(15)       --             --            -3.17      1.83(15)
  Latin American                  1/18/95    9.06    -8.68*    -8.04(17)*      --             --             --        --
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity               3/08/95   12.17    41.25*    25.80(18)*      --             --             --        --
  Emerging Growth                11/01/89   21.49    33.31     39.92(6)       14.48          22.99(6)       13.36     14.53(6)
  Equity Growth                   4/02/91   14.14    45.02     37.54(7)        --             --            14.33     14.20(7)
  Small Cap Value Equity         12/17/92   11.91    20.63     31.70(8)        --             --            11.61     15.96(8)
  U.S. Real Estate                2/24/95   11.42    21.07*    14.46(19)*      --             --             --        --
  Value Equity                    1/31/90   13.94    33.69     37.54(7)       15.65          16.57(7)       11.86     14.54(7)
BALANCED PORTFOLIO                2/20/90    9.98    23.63     24.91(9)       11.45          12.43(9)       10.31     11.19(9)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt           2/01/94    8.59    28.23     27.54(16)       --             --             5.18      1.92(16)
  Fixed Income                    5/15/91   10.81    18.76     18.48(10)       --             --             9.18      9.35(10)
  Global Fixed Income             5/01/91   11.22    19.32     19.31(11)       --             --             8.95     11.05(11)
  High Yield                      9/28/92   10.46    23.35     17.38(12)       --             --            12.28     10.98(12)
  Municipal Bond                  1/18/95   10.37     8.80*    12.03(20)*      --             --             --        --
MONEY MARKET PORTFOLIOS:
  Money Market                   11/15/88    1.00     5.51      --             --             --             --        --
  Municipal Money Market          2/10/89    1.00     3.44      --             --             --             --        --

--------------------------------------------------------------------------------

           INDEXES:
      (1)  MSCI Combined Far East Free ex-Japan
      (2)  MSCI EAFE (Europe, Australia, and Far East)
      (3)  MSCI World
      (4)  MSCI Europe
      (5)  IFC Global Total Return Composite
      (6)  NASDAQ Composite
      (7)  S&P 500
      (8)  Russell 2500
      (9)  Indata Balanced-Median
     (10)  Lehman Aggregate Bond

     (11)  J.P. Morgan Traded Global Bond
     (12)  CS First Boston High Yield
     (13)  Donaghue's Money Fund Report
     (14)  Philadelphia Gold and Silver
     (15)  MSCI Japan
     (16)  J.P. Morgan Emerging Markets Bond
     (17)  MSCI Emerging Markets Global Latin America
     (18)  Lipper Capital Appreciation
     (19)  NAREIT ex-healthcare
     (20)  Lehman 7 yr Municipal Bond

                                YIELD INFORMATION AS OF DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
                                                            7 DAY       7 DAY       30 DAY      30 DAY
                           30 DAY                          CURRENT    EFFECTIVE    CURRENT    COMPARABLE
                      CURRENT YIELD+++                     YIELD++     YIELD++     YIELD+++      YIELD
                      -----------------                    --------   ----------   --------   -----------
Fixed Income                              Money Market
Portfolios:                               Portfolios:
  Emerging Markets
   Debt                    15.67%         Money Market       5.21%      5.34%        5.21%       5.14%(13)
                                          Municipal Money
  Fixed Income              6.39          Market             3.91       3.99         3.48        3.74 (13)
  Global Fixed
   Income                   5.91
  High Yield               10.65
  Municipal Bond            4.17

--------------------------------------------------------------------------------
 ++ The 7 day current yield and 7 day effective yield assume an annualization of the current yield at December 31, 1995 with all dividends reinvested. As with all money market portfolios, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.
+++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
  *  Cumulative (unannualized) total return since inception of the Portfolio.

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market and Municipal Money Market Portfolios are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market and Municipal Money Market Portfolios will be able to maintain a stable net asset value of $1.00 per share. Please read the Portfolio's prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.9%
Brazil                 2.2%
Belgium                1.8%
France                 3.5%
Germany                5.3%
Hong Kong              7.1%
Indonesia              2.2%
Italy                  1.8%
Japan                 41.9%
Malaysia               1.6%
Netherlands            3.1%
Singapore              2.8%
Spain                  2.5%
Switzerland            3.3%
Thailand               2.6%
United Kingdom         8.1%
Other                  8.3%
                    100.00%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         ACTIVE COUNTRY ALLOCATION
                                MSCI EAFE INDEX (1)              PORTFOLIO
01/17/92*                                    500,000                           500,000
10/31/92                                     452,945                           468,500
12/31/92                                     459,595                           479,500
12/31/93                                     609,250                           626,820
12/31/94                                     656,600                           623,550
12/31/95                                     730,205                           689,459
*Commencement of Operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       10.57%           8.46%
INDEX............................       11.21           10.05


1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Active Country Allocation Portfolio invests in international equity markets, with emphasis placed upon countries, rather that stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return and minimize the risk associated with global investing.

The total return of the Portfolio for the year ended December 31, 1995 was 10.57% as compared to 11.21% for the Morgan Stanley Capital International (MSCI) EAFE Index for the same period. The average annual return for the period from inception in January 1992 through December 31, 1995 for the Portfolio was 8.46% compared to 10.05% for the Index for the same periods.

World equity markets concluded the year on a high note contrary to mixed sentiment at the start. At the onset of 1995, consensus expectations for the world's economy were for stronger growth, higher inflation and monetary tightening. Expectations quickly changed as growth appeared sluggish, inflationary pressures proved non-existent and monetary policies eased, which combined to provide a supportive backdrop for lower interest rates and higher stock prices around the world. While developed international equity markets achieved positive returns in 1995, they failed to outpace the spectacular rise of the U.S. market.

In U.S. dollar terms, as measured by the Morgan Stanley Capital International
(MSCI) indices, regional returns for the year were: U.S. 37.1%, Europe 21.6%, Japan 0.7%, Pacific Ex-Japan 13.7% and the Emerging Markets -9.2%. In local currency terms, twelve month regional returns were: Europe 15.1%, Japan 4.1%, Pacific Ex-Japan 14.1%, and Emerging Markets -4.6%.

For the year, the Portfolio performed in line with the benchmark, having lagged in the first half of 1995 and significantly outperformed in the second half. Positive allocation decisions in the early part of the year to underweight Japan and to overweight Europe and the Pacific Ex-Japan were overwhelmed by a decision to hedge the Japanese yen (when the dollar was undervalued relative to most measures). Since mid-year,
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)

momentum has improved and the Portfolio has performed well. Our allocation decision to re-emphasize Japan in late June/early July and to hedge our yen exposure has been a primary contributor to outperformance. An underweight in Europe and the hedging of our Deutsche mark bloc exposure has also added to results.

Within the Portfolio, our most significant overweights are in Japan and Asia. Over the past six months, the Japanese market backdrop has improved substantially even though economic fundamentals have remained unchanged. The improvement in sentiment has occurred as the market rise has led to an increase in wealth and a general deleveraging in real terms. Internal and external liquidity remains favorable as monetary and fiscal policy are stimulative and the policy debate is beginning to tackle more substantial issues including measures to deal with the non-performing loan problem. We expect the economy to experience a moderate recovery in 1996, but anticipate that structural impediments will continue to keep growth muted. Ongoing policy initiatives to push the value of the yen down continue to favor our hedged strategy.

In Asia, we have increased exposure to the region and are currently overweight in Hong Kong and Singapore. Favorable liquidity trends, a strong U.S. economy and prospective recovery in Japan, and an easing of China's austerity program are key drivers for improved trends in the Asian markets. While earnings momentum is down from the peak of 1992/93, the Asian markets are cheap with profits still increasing at high levels. Signs of recovery in the big developed economies should lead to increased earnings estimates as 1996 progresses.

In Europe, the economic reports in early 1996 are likely to make depressing reading as the lagged effects of the transport strike on production and sales in France and reports of ongoing restructuring in Germany reinforce existing perceptions of economic weakness. The current mix of tight budgets and high real interest rates also can be expected to add to the gloomy prognostications. From a positive perspective, inflation should be contained with unemployment rates high and Gross Domestic Product gaps wide. In this environment there will be tremendous pressure on European central banks, particularly on the French, to cut interest rates. We expect that investors will not be disappointed. The Bundesbank will continue to cut rates, perhaps even through the second quarter if monetary growth and the economy remain lackluster. In sum, with the news from Europe positive on the inflation front but negative on economic growth prospects, we remain underweight in these markets and have fully hedged our Deutsche mark bloc exposure.

After an extended correction, we believe that emerging market equities are poised for recovery. The combination of high economic and earnings growth prospects, attractive valuations and under-representation in institutional portfolios bodes well for expected returns over the next twelve months. Within the emerging markets, we believe Asia offers the most attractive opportunities and have increased exposure to the region by initiating positions in Thailand, Indonesia, Singapore and Malaysia.

Against a backdrop of positive liquidity, moderate growth and low inflation, we remain optimistic about the outlook for international equities and believe that the Portfolio is well positioned for the forecasted environment.

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (89.5%)
  AUSTRALIA (1.8%)
    15,500  Amcor Ltd.........................................  $      109
     8,800  Ampolex Ltd.......................................          19
    14,600  Australian National Industries Ltd................          11
    24,900  Boral Ltd. (Bonus Shares Plan)....................          63
     6,200  Brambles Industries Ltd...........................          69
    46,670  Broken Hill Proprietary Co., Ltd..................         659
    16,100  Burns, Philip & Co., Ltd..........................          36
     7,981  Coca-Cola Amatil Ltd..............................          64
    32,918  Coles Myer Ltd....................................         103
    16,000  CRA Ltd...........................................         235
  **+1,200  CRA Ltd. (Bonus Shares)...........................          17
    25,100  CSR Ltd...........................................          82
    47,400  Fosters Brewing Corp..............................          78
    +4,278  Goldfields Ltd....................................          11
    33,300  Goodman Fielder Ltd...............................          33
     8,800  ICI Australia Ltd.................................          67
     6,833  Lend Lease Corp., Ltd.............................          99
    41,019  MIM Holdings Ltd..................................          57
    35,518  National Australia Bank Ltd.......................         319
     8,200  Newcrest Mining Ltd...............................          34
    47,600  News Corp., Ltd...................................         254
    22,073  North Broken Hill Peko Ltd........................          62
    28,900  Pacific Dunlop Ltd................................          68
    24,200  Pioneer International Ltd.........................          62
     7,700  Renison Goldfields Consolidated Ltd...............          38
    15,400  Santos Ltd........................................          45
    18,400  Southcorp Holdings Ltd............................          43
   +11,900  TNT Ltd...........................................          16
    26,000  Western Mining Corp. Holdings Ltd.................         167
    43,900  Westpac Banking Corp..............................         194
                                                                ----------
                                                                     3,114
                                                                ----------
  BELGIUM (1.8%)
       120  Bekaert S.A.......................................          99
       200  Cimenteries CBR...................................          81
     2,800  Delhaize Freres et Cie, 'Le Lion' S.A.............         116
     2,400  Electrabel S.A....................................         571
       500  Electrabel S.A. (New).............................         119
     1,700  Fortis AG.........................................         207
       108  Fortis AG VVPR (New)..............................          13
       785  Generale de Banque S.A............................         278
     1,375  Gevaert Photo-Producten S.A.......................          85
       299  Glaverbel S.A.....................................          32
        50  Glaverbel S.A. VVPR (New).........................          --
     1,250  Groupe Bruxelles Lambert S.A......................         173
       700  Kredietbank S.A...................................         191
     1,240  Petrofina S.A.....................................         380
       675  Reunies Electrobel & Tractebel S.A................         279
       700  Royale Belge......................................         140
       450  Solvay et Cie S.A.................................         243
    +1,350  Union Miniere S.A.................................          90
                                                                ----------
                                                                     3,097
                                                                ----------
  BRAZIL (0.5%)
   935,000  Cia Paulista de Forca E Luz.......................          45
 2,211,000  Cia Siderurgica Nacional..........................          46

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
 2,721,000  Eletrobras........................................  $      736
   425,000  Light Servicos de Eletricidade....................         136
                                                                ----------
                                                                       963
                                                                ----------
  FRANCE (3.5%)
       600  Accor S.A.........................................          78
     2,800  Alcatel Alsthom...................................         241
     3,100  AXA S.A...........................................         209
     3,800  Banque Nationale de Paris.........................         171
       400  BIC Corp..........................................          41
       600  Bouygues..........................................          60
       450  Canal Plus........................................          84
       500  Carrefour Supermarch S.A..........................         303
     1,700  Casino............................................          49
       150  Chargeurs S.A.....................................          30
       550  Cie Bancaire S.A..................................          62
     1,750  Cie de Saint Gobain...............................         194
     3,400  Cie de Suez S.A...................................         140
     2,500  Cie Financiere de Paribas S.A., Class A...........         137
     2,300  Cie Generale des Eaux.............................         230
  ***5,100  Elf Aquitaine.....................................         376
       700  Eridania Beghin-Say S.A...........................         120
     1,450  Groupe Danone.....................................         239
     1,150  Havas S.A.........................................          91
     2,265  Lafarge Coppee S.A................................         146
     1,300  L'Air Liquide.....................................         215
       550  Legrand...........................................          85
     1,300  L'Oreal...........................................         348
     1,750  LVMH Moet Hennessy Louis Vuitton..................         365
     1,400  Lyonnaise des Eaux................................         135
     2,500  Michelin CGDE, Class B............................         100
     1,200  Pernod-Ricard.....................................          68
     1,100  Peugeot S.A.......................................         145
       400  Pinault-Printemps S.A.............................          80
       350  Promodes..........................................          82
     6,000  Rhone-Poulenc S.A., Class A.......................         129
        90  SAGEM.............................................          51
       250  Saint Louis.......................................          66
  ***2,090  Sanofi............................................         134
     2,700  Schneider S.A.....................................          92
       588  Simco S.A.........................................          56
        62  Simco S.A. RFD....................................           5
       100  Societe Eurafrance S.A............................          34
     1,700  Societe Generale..................................         210
     2,900  Thomson CSF.......................................          65
     4,200  Total S.A., Class B...............................         284
     5,800  Union des Assurances de Paris.....................         151
    +5,300  Usinor Sacilor....................................          69
                                                                ----------
                                                                     5,970
                                                                ----------
  GERMANY (5.1%)
     1,350  AGIV AG...........................................          29
       550  Allianz AG........................................       1,080
       100  AMB Aachener & Muenchener Beteiligungs AG.........          72
       100  Asko Deutsche Kaufhaus AG.........................          52
     1,650  BASF AG...........................................         372
     1,850  Bayer AG..........................................         491

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  GERMANY (CONT.)
     6,100  Bayerische Hypotheken und Wechsel Bank AG.........  $      154
     6,250  Bayerische Vereinsbank AG.........................         187
       100  Beiersdorf AG.....................................          69
       100  Bilfinger & Berger AG.............................          38
       150  Brau Und Brunnen AG...............................          23
      +450  Bremer Vulkan Verbund AG..........................          13
        50  CKAG Colonia Konzern AG...........................          42
     2,750  Continental AG....................................          39
     1,250  Daimler-Benz AG...................................         631
       250  Degussa AG........................................          84
    12,300  Deutsche Bank AG..................................         584
    10,600  Dresdner Bank AG..................................         284
       150  Heidelberger Zement AG............................          94
       200  Hochtief AG.......................................          86
       300  Karstadt AG.......................................         123
       200  Kaufhof Holding AG................................          61
    +1,300  Kloeckner-Humboldt-Deutz AG.......................           8
       250  Linde AG..........................................         148
       900  Lufthansa AG......................................         125
       250  MAN AG............................................          69
     1,000  Mannesmann AG.....................................         318
    +4,300  Merck KGAA........................................         175
      +200  Muenchener Rueckver AG (Registered)...............         431
        +9  Muenchener Rueckver AG RFD (New)..................          19
       450  Preussag AG.......................................         127
       850  RWE AG............................................         309
     1,550  SAP AG............................................         240
     1,800  Schering AG.......................................         120
     1,450  Siemens AG........................................         797
      +850  Thyssen AG........................................         155
    12,450  Veba AG...........................................         533
       550  Viag AG...........................................         227
       700  Volkswagen AG.....................................         235
                                                                ----------
                                                                     8,644
                                                                ----------
  HONG KONG (7.1%)
   +48,000  Applied International Holdings....................           4
    60,438  Bank of East Asia Ltd.............................         217
   227,000  Cathay Pacific Airways Ltd........................         346
   170,000  Cheung Kong Holdings Ltd..........................       1,036
   153,000  China Light & Power Co., Ltd......................         704
   124,000  Chinese Estates Holdings..........................          81
    60,000  Dickson Concepts International Ltd................          56
    48,000  Giordano Holdings Ltd.............................          41
  **96,000  Hang Lung Development Co..........................         153
   148,200  Hang Seng Bank Ltd................................       1,327
    14,800  Hong Kong Aircraft Engineering Co., Ltd...........          38
   150,000  Hong Kong & China Gas Co., Ltd....................         242
    99,000  Hong Kong & Shanghai Hotel Ltd....................         143
   855,487  Hong Kong Telecommunications Ltd..................       1,527
   341,198  Hopewell Holdings Ltd.............................         196
   278,000  Hutchison Whampoa Ltd.............................       1,693
    80,000  Hysan Development Co., Ltd........................         212
    30,000  Johnson Electric Holdings Ltd.....................          54
    45,000  Miramar Hotel & Investment Ltd....................          95
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------

   114,656  New World Development Co., Ltd....................  $      500
   110,000  Oriental Press Group Ltd..........................          33
    30,500  Peregrine Investment Holdings Ltd.................          39
    84,340  Shangri-La Asia Ltd...............................         103
   126,000  Shun Tak Holdings Ltd.............................          89
   144,000  South China Morning Post Holdings.................          88
    80,000  Stelux Holdings Ltd...............................          20
   177,000  Sun Hung Kai Properties Ltd.......................       1,448
   124,000  Swire Pacific Ltd., Class A.......................         962
    33,000  Television Broadcasts Ltd.........................         118
   168,000  Wharf Holdings Ltd................................         560
    11,800  Wing Lung Bank Ltd................................          66
    27,000  Winsor Industrial Corp............................          23
                                                                ----------
                                                                    12,214
                                                                ----------
  INDONESIA (2.2%)
 **212,000  Bank Dagang Nasional (Foreign)....................         174
 **761,000  Barito Pacific Timber (Foreign)...................         557
 **372,000  Gadjah Tunggal (Foreign)..........................         207
 **212,000  Hanajaya Mandala Sampoerna (Foreign)..............       2,207
 **248,000  Jakarta International Hotel & Development
              (Foreign).......................................         304
  **27,000  Matahari Putra Prima (Foreign)....................          48
 +**17,000  Pan Brothers Tex (Foreign)........................           4
 **104,000  Sinar Mas Agro (Foreign)..........................          58
  **95,000  United Tractors (Foreign).........................         179
                                                                ----------
                                                                     3,738
                                                                ----------
  ITALY (1.8%)
    22,770  Assicurazioni Generali S.p.A......................         551
    45,000  Banca Commerciale Italiana........................          96
    14,000  Banco Ambrosiano Ven..............................          38
     5,000  Benetton Group S.p.A..............................          60
     3,000  Cartiere Burgo....................................          15
    65,500  Credito Italiano..................................          76
    18,000  Edison S.p.A......................................          78
    +2,000  Falck.............................................           5
    89,000  Fiat S.p.A........................................         289
    22,000  Fiat S.p.A. Di Risp (NCS).........................          39
    12,500  Fidis.............................................          24
    +6,000  Impregilo S.p.A...................................           5
    17,400  Instituto Mobiliare Italiano......................         110
    22,000  Istituto Bancario San Paolo.......................         130
   113,700  Istituto Nazionale delle Assicurazioni............         151
     3,250  Italcementi.......................................           8
     7,250  Italcementi Di Risp...............................          43
    19,000  Italgas...........................................          58
    10,900  Magneti Marelli S.p.A.............................          13
    14,500  Mediobanca S.p.A..................................         100
  +150,000  Montedison S.p.A..................................         101
   +20,000  Montedison S.p.A. Di Risp (NCS)...................          12
  +106,250  Olivetti S.p.A....................................          85
    35,600  Parmalat Finanziaria S.p.A........................          31
   +45,000  Pirelli S.p.A.....................................          58
     7,150  R.A.S. S.p.A......................................          81
     3,100  R.A.S. S.p.A Di Risp (NCS)........................          19
     6,000  Rinascente........................................          36
    +2,000  Saffa S.p.A.......................................           5

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  ITALY (CONT.)
     3,500  SAI...............................................  $       36
    12,500  Saipem............................................          29
     3,000  Sasib.............................................          13
     7,000  Sirti S.p.A.......................................          39
   +20,000  SNIA BPD S.p.A....................................          17
  +183,700  Telecom Italia Mobile S.p.A.......................         323
   180,000  Telecom Italia S.p.A..............................         280
    45,000  Telecom Italia S.p.A. Di Risp (NCS)...............          55
                                                                ----------
                                                                     3,109
                                                                ----------
  JAPAN (41.9%)
     4,000  Advantest Corp....................................         205
    44,000  Ajinomoto Co......................................         490
    22,000  Aoki Corp.........................................          92
     3,000  Aoyama Trading Co.................................          96
    89,000  Asahi Bank Ltd....................................       1,121
    22,000  Asahi Breweries Ltd...............................         260
    66,000  Asahi Chemical Industry Co., Ltd..................         505
    66,000  Asahi Glass Co., Ltd..............................         735
    66,000  Bank of Tokyo.....................................       1,157
    22,000  Bridgestone Co....................................         350
    62,000  Canon, Inc........................................       1,123
    34,000  Casio Computer Co.................................         333
    36,000  Chiba Bank........................................         324
     9,000  Chiyoda Corp......................................          89
    22,000  Chugai Pharmaceuticals Co.........................         211
    34,000  Citizen Watch Co., Ltd............................         260
    31,000  Daiei Inc.........................................         375
   102,000  Dai-Ichi Kangyo Bank..............................       2,006
    22,000  Daikin Industries Ltd.............................         215
    44,000  Dai Nippon Printing Co., Ltd......................         746
   +10,000  Daishowa Paper Manufacturing Co., Ltd.............          78
    22,000  Daiwa House Industry..............................         362
    44,000  Daiwa Securities Co., Ltd.........................         673
    15,000  Ebara Corp........................................         220
    10,300  Fanuc.............................................         446
   100,000  Fuji Bank.........................................       2,208
    32,000  Fuji Photo Film Ltd...............................         924
   123,000  Fujitsu Ltd.......................................       1,370
    36,000  Furukawa Electric Co..............................         176
    44,000  Hankyu Corp.......................................         241
    22,000  Hazama Corp.......................................          94
   175,000  Hitachi Ltd.......................................       1,763
    57,000  Honda Motor Co....................................       1,176
    71,000  Industrial Bank of Japan..........................       2,152
    11,000  Ito-Yokado Co., Ltd...............................         678
   +89,000  Japan Airlines Co.................................         591
    56,000  Japan Energy Corp.................................         188
    24,000  Joyo Bank.........................................         193
    18,000  Jusco Co., Ltd....................................         469
    44,000  Kajima Corp.......................................         435
    31,928  Kansai Electric Power Co..........................         773
    44,000  Kao Corp..........................................         546
   114,000  Kawasaki Steel Corp...............................         398
    66,000  Kinki Nippon Railway..............................         499
    44,000  Kirin Brewery Co., Ltd............................         520
  +133,000  Kobe Steel Ltd....................................         411
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    94,000  Komatsu Ltd.......................................  $      774
    66,000  Kubota Corp.......................................         425
    44,000  Kumagai Gumi Co...................................         177
     7,000  Kyocera Ltd.......................................         520
    22,000  Kyowa Hakko Kogyo.................................         208
    12,000  Kyushu Matsushita Electric........................         207
    17,000  Makita Corp.......................................         272
    66,000  Marubeni Corp.....................................         357
    20,000  Marui Co., Ltd....................................         416
    90,000  Matsushita Electric Industries Ltd................       1,464
    66,000  Mitsubishi Chemical Corp..........................         321
    62,000  Mitsubishi Corp...................................         763
    78,000  Mitsubishi Electric Corp..........................         561
    48,000  Mitsubishi Estate Co., Ltd........................         600
   121,000  Mitsubishi Heavy Industries Ltd...................         964
    45,000  Mitsubishi Materials Corp.........................         233
    43,000  Mitsubishi Trust & Banking Co.....................         716
    66,000  Mitsui & Co.......................................         579
   +44,000  Mitsui Engineering & Shipbuilding.................         122
    37,000  Mitsui Fudosan Co.................................         455
    25,000  Mitsukoshi Ltd....................................         235
     5,000  Mochida Pharmaceutical............................          69
    23,000  Murata Manufacturing Co., Ltd.....................         846
    91,000  NEC Corp..........................................       1,111
    44,000  New Oji Paper Co., Ltd............................         398
    22,000  NGK Insulators....................................         219
    22,000  Nippon Denso Co., Ltd.............................         411
    44,000  Nippon Express Co., Ltd...........................         424
    22,000  Nippon Fire & Marine Insurance Co.................         149
    22,000  Nippon Light Metal................................         126
    22,000  Nippon Meat Packers, Inc..........................         320
    66,000  Nippon Oil Co.....................................         414
   167,000  Nippon Steel Co...................................         573
    66,000  Nippon Yusen......................................         383
    84,000  Nissan Motor Co...................................         645
  +129,000  NKK Corp..........................................         347
    66,000  Nomura Securities Co..............................       1,438
    44,000  Odakyu Electric Railway...........................         300
    30,000  Olympus Optical Co., Ltd..........................         291
   133,000  Osaka Gas Co......................................         460
    22,000  Penta-Ocean Construction..........................         170
    18,000  Pioneer Electric Corp.............................         329
   111,000  Sakura Bank.......................................       1,408
    22,000  Sankyo Co., Ltd...................................         494
    66,000  Sanyo Electric Co., Ltd...........................         380
     5,000  Secom Co..........................................         348
     5,300  Sega Enterprises..................................         293
    22,000  Sekisui House Co., Ltd............................         281
    12,000  Seven-Eleven Japan................................         846
    73,000  Sharp Corp........................................       1,167
     6,000  Shimano, Inc......................................         106
    32,000  Shimizu Corp......................................         325
    10,000  Shin-Etsu Chemical Co.............................         207
    10,000  Shiseido Co., Ltd.................................         119
    27,000  Shizuoka Bank.....................................         340
   +44,000  Showa Denko.......................................         138
    17,000  Sony Corp.........................................       1,019
   111,000  Sumitomo Bank.....................................       2,354

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  JAPAN (CONT.)
    23,000  Sumitomo Cement...................................  $      107
    89,000  Sumitomo Chemical Co..............................         444
    44,000  Sumitomo Corp.....................................         447
    30,000  Sumitomo Electric.................................         360
     9,000  Sumitomo Forestry Co., Ltd........................         138
   155,000  Sumitomo Metal Ind................................         470
    21,000  Sumitomo Metal & Mining...........................         189
    44,000  Taisei Corp., Ltd.................................         294
    44,000  Takeda Chemical...................................         724
     7,000  TDK Corp..........................................         357
    44,000  Teijin Ltd........................................         225
    44,000  Tobu Railway Co...................................         275
    21,925  Tohoku Electric Power.............................         529
    69,000  Tokai Bank........................................         962
    66,000  Tokio Marine & Fire Insurance Co..................         863
    10,000  Tokyo Dome Corp...................................         171
    43,952  Tokyo Electric Power Co...........................       1,175
     8,000  Tokyo Electron Ltd................................         310
   117,000  Tokyo Gas Co......................................         412
    44,000  Tokyu Corp........................................         311
    31,000  Toppan Printing Co., Ltd..........................         408
    66,000  Toray Industries, Inc.............................         435
    73,000  Toshiba Corp......................................         572
    22,000  Toto Ltd..........................................         307
    44,000  Toyoba Co.........................................         158
   103,000  Toyota Motor Corp.................................       2,185
   +44,000  Ube Industries Ltd................................         166
    44,000  Yamaichi Securities Co............................         342
    44,000  Yasuda Trust & Banking Co.........................         260
                                                                ----------
                                                                    71,490
                                                                ----------
  MALAYSIA (1.6%)
     5,000  AMMB Holdings Bhd.................................          57
    41,000  Amsteel Corp. Bhd.................................          30
     5,000  Aokam Perdana Bhd.................................           8
     6,000  Commerce Asset Holding Bhd........................          30
    20,000  DCB Holdings Bhd..................................          58
     6,000  Edaran Otomobil Nasional Bhd......................          45
    28,000  Golden Hope Plantations Bhd.......................          47
     5,000  Golden Plus Holdings Bhd..........................           9
    10,000  Guinness Anchor Bhd...............................          19
    19,000  Highlands & Lowlands Bhd..........................          31
     4,000  Hong Leong Industries Bhd.........................          21
    24,000  Hong Leong Properties Bhd.........................          25
     7,000  Hume Industries (Malaysia) Bhd....................          34
   +21,000  Idris Hydraulic (Malaysia) Bhd....................          25
    22,000  IGB Corp. Bhd.....................................          20
    28,000  IOI Corp. Bhd.....................................          27
    15,000  Kedah Cement Bhd..................................          26
     5,000  Kian Joo Can Factory Bhd..........................          21
    12,000  Land & General Bhd................................          26
    12,000  Leader Universal Holdings Bhd.....................          27
    28,000  Magnum Corp. Bhd..................................          53
    28,000  Malayan Banking Bhd...............................         236
    40,000  Malayan United Industries Bhd.....................          32
    18,000  Malaysian Airline System Bhd......................          58
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    25,000  Malaysian International Shipping Bhd (Foreign)....  $       65
    15,000  Malaysian Mining Corp. Bhd........................          22
     3,000  Malaysian Oxygen Bhd..............................          11
    19,000  Malaysian Resources Corp. Bhd.....................          31
    26,000  Metroplex Bhd.....................................          21
    19,900  Mulpha International Bhd..........................          20
    20,000  Multi-Purpose Holdings Bhd........................          29
     4,000  Nestle (Malaysia) Bhd.............................          29
     5,000  Oriental Holdings Bhd.............................          25
     8,000  Perlis Plantations Bhd............................          25
     9,000  Petaling Garden Bhd...............................          10
    15,000  Proton............................................          53
    25,000  Public Bank Bhd...................................          48
    10,000  Rashid Hussain Bhd................................          30
    28,000  Resorts World Bhd.................................         150
     9,000  R.J. Reynolds Bhd.................................          21
     8,000  Rothmans of Pall Mall (Malaysia) Bhd..............          66
    11,000  Selangor Properties Bhd...........................          11
     8,000  Shell Refining Co. (Malaysia) Bhd.................          23
    53,000  Sime Darby Bhd....................................         141
    19,000  TA Enterprise Bhd.................................          23
    22,000  Tan Chong Motor Holdings Bhd......................          22
   +18,000  Technology Resources Industries Bhd...............          53
    51,000  Telekom Malaysia Bhd..............................         398
    79,700  Tenaga Nasional Bhd...............................         314
     9,000  UMW Holdings Bhd..................................          24
    16,000  United Engineers Ltd. (Malaysia)..................         102
    11,000  YTL Corp., Bhd....................................          69
                                                                ----------
                                                                     2,801
                                                                ----------
  NETHERLANDS (3.1%)
     7,469  ABN Amro Holdings N.V.............................         340
     1,850  Akzo Nobel N.V....................................         214
    15,600  Elsevier N.V......................................         208
       950  Heineken N.V......................................         169
     6,638  Internationale Nederlanden Groep N.V..............         444
     2,082  KLM Royal Dutch Airlines N.V......................          73
       750  Koninklijke Hoogovens N.V.........................          25
     3,074  Koninklijke Ahold N.V.............................         126
     2,500  Koninklijke KNP BT N.V............................          64
    21,194  Koninklijke PTT Nederland N.V.....................         770
       550  Nedlloyd Groep N.V................................          12
     7,900  Philips Electronics N.V...........................         286
    12,700  Royal Dutch Petroleum Co..........................       1,774
       700  Stork N.V.........................................          17
     3,800  Unilever N.V......................................         534
     1,650  Wolters Kluwer N.V................................         156
                                                                ----------
                                                                     5,212
                                                                ----------
  SINGAPORE (2.8%)
    23,000  Amcol Holdings Ltd................................          63
    62,000  City Developments Ltd.............................         451
    18,000  Cycle & Carriage Ltd..............................         179
    65,000  DBS Land Ltd......................................         220
    32,000  Development Bank of Singapore Ltd. (Foreign)......         398

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  SINGAPORE (CONT.)
    16,000  First Capital Corp. Ltd...........................  $       44
    19,000  Fraser & Neave Ltd................................         242
    25,000  Hai Sun Hup Group Ltd.............................          17
    33,000  Hotel Properties Ltd..............................          51
    15,000  Inchcape Bhd......................................          48
     9,000  Jurong Shipyard Ltd...............................          69
    40,000  Keppel Corp., Ltd.................................         356
    22,000  Natsteel Ltd......................................          45
    63,000  Neptune Orient Lines Ltd..........................          71
    47,000  Oversea-Chinese Banking Corp. (Foreign)...........         588
    12,000  Overseas Union Enterprise Ltd.....................          61
    25,000  Parkway Holdings Ltd..............................          68
     4,000  Robinson & Co. Ltd................................          17
    13,000  Shangri-La Hotel Ltd..............................          51
    59,000  Singapore Airlines Ltd. (Foreign).................         551
    16,800  Singapore Press Holdings (Foreign)................         297
    47,000  Straits Steamship Land Ltd........................         159
    31,000  Straits Trading Co., Ltd..........................          73
   125,000  United Industrial Corp. Ltd.......................         123
    49,000  United Overseas Bank Ltd. (Foreign)...............         471
                                                                ----------
                                                                     4,713
                                                                ----------
  SPAIN (2.5%)
       610  Acerinox S.A......................................          62
     5,800  Argentaria S.A....................................         239
    10,233  Autopistas (ACESA)................................         116
    10,900  Banco Bilbao Vizcaya S.A..........................         393
     7,300  Banco Central Hispano Americano S.A...............         148
     5,500  Banco de Santander S.A............................         276
     1,000  Corporacion Financiera Alba.......................          62
     1,300  Corporacion Mapfre................................          73
     3,300  Dragados y Construccion S.A.......................          43
     2,700  Ebro Agricolas S.A................................          28
     1,000  ENCE S.A..........................................          16
    12,200  Endesa S.A........................................         691
    +4,900  Ercros S.A........................................           3
     1,100  FASA Renault S.A..................................          18
       700  Fomento Construction y Contractas S.A.............          54
     1,750  Gas Natural SDG S.A...............................         273
    42,100  Iberdrola S.A.....................................         385
       200  MetroVacesa.......................................           7
       500  Portland Valderrivas S.A..........................          32
    14,100  Repsol S.A........................................         462
     1,800  Tabacalera S.A., Class A..........................          68
    44,200  Telefonica de Espana S.A..........................         612
    14,700  Union Electrica Fenosa S.A........................          88
     1,950  Uralita S.A.......................................          18
     2,100  Vallehermoso S.A..................................          39
     1,200  Viscofan Envolturas Celulosicas S.A...............          14
       390  Zardoya Otis S.A..................................          43
                                                                ----------
                                                                     4,263
                                                                ----------
  SWITZERLAND (3.3%)
       +75  Adia S.A.(Bearer).................................          12
        50  Alusuisse-Lonza Holdings Ltd. (Bearer)............          40
       100  Alusuisse-Lonza Holdings Ltd. (Registered)........          79
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
       165  BBC Brown Boveri AG (Bearer)......................  $      192
        90  Ciba-Geigy AG (Bearer)............................          79
       450  Ciba-Geigy AG (Registered)........................         396
     2,275  CS Holding AG (Registered)........................         233
        10  Georg Fischer AG (Bearer).........................          13
       135  Holderbank AG (Bearer)............................         104
       100  Merkur Holding AG (Registered)....................          22
       710  Nestle S.A. (Registered)..........................         785
        30  Roche Holding AG (Bearer).........................         420
       130  Roche Holding AG (Registered).....................       1,028
       630  Sandoz AG (Registered)............................         577
        35  SGS Surveillance (Bearer).........................          69
        70  SMH AG (Bearer)...................................          42
       300  SMH AG (Registered)...............................          39
        70  Sulzer AG (Registered)............................          40
       +50  SwissAir (Registered).............................          36
       450  Swiss Bank Corp. (Bearer).........................         184
       700  Swiss Bank Corp. (Registered).....................         143
       300  Swiss Reinsurance (Registered)....................         349
       390  Union Bank of Switzerland (Bearer)................         423
       430  Union Bank of Switzerland (Registered)............          98
       500  Zuerich Versicherung (Registered).................         149
                                                                ----------
                                                                     5,552
                                                                ----------
  THAILAND (2.6%)
    21,500  Advanced Information Services Co., Ltd.
              (Foreign).......................................         381
   +32,400  Bangchak Petroleum Co., Ltd. (Foreign)............          68
  +107,300  Bangkok Metropolitan Bank Ltd.....................         102
    11,900  Bank of Ayudhya Ltd. (Foreign)....................          67
    11,800  CMIC Finance & Securities Co., Ltd................          39
     3,600  CP Feedmill Co., Ltd. (Foreign)...................          18
    23,200  Dhana Siam Finance & Securities Co., Ltd..........         133
    27,400  General Finance & Securities Co., Ltd.
              (Foreign).......................................         126
    22,900  Italian Thai Development Co., Ltd. (Foreign)......         260
    20,700  Jasmine International Co., Ltd. (Foreign).........         127
   127,500  Krung Thai Bank Ltd. (Foreign)....................         526
    19,600  National Finance & Securities Co. Ltd.
              (Foreign).......................................         105
    19,200  National Petrochemical............................          49
    +9,900  One Holding Co., Ltd. (Foreign)...................          25
    16,900  Phatra Thanakit Co., Ltd. (Foreign)...............         145
   +28,400  PTT Exploration & Production Co., Ltd (Foreign)...         298
   +23,000  Quality House Public..............................         100
   +46,900  Sahaviriya Steel Industry (Foreign)...............          62
    12,700  Shinawatra Computer Co., Ltd (Foreign)............         313
   +21,700  Shinawatra Satellite Co., Ltd. (Foreign)..........          35
     3,600  Siam Cement Co., Ltd. (Foreign)...................         200
    74,600  Siam City Bank Ltd. (Foreign).....................          86
     3,500  Siam City Cement Co., Ltd. (Foreign)..............          55
  +204,100  TelecomAsia Corp., Ltd. (Foreign).................         624
    41,600  Thai Airways International Co., Ltd. (Foreign)....          78
    26,500  Thai Military Bank Ltd. (Foreign).................         107

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  THAILAND (CONT.)
    21,500  United Communications Industry (Foreign)..........  $      275
                                                                ----------
                                                                     4,404
                                                                ----------
  UNITED KINGDOM (7.9%)
    30,600  Abbey National plc................................         302
    22,900  Argyll Group plc..................................         121
    22,200  Arjo Wiggins Appleton plc.........................          57
    15,600  Associated British Foods plc......................          89
    26,300  Barclays plc......................................         302
    16,600  Bass plc..........................................         185
    55,823  BAT Industries plc................................         492
    10,500  BICC plc..........................................          45
    19,400  Blue Circle Industries plc........................         103
     9,500  BOC Group plc.....................................         133
    19,400  Boots Co. plc.....................................         176
    13,100  BPB Industries plc................................          61
     7,800  British Aerospace plc.............................          97
    18,100  British Airways plc...............................         131
    81,900  British Gas plc...................................         323
    93,400  British Petroleum Co. plc.........................         782
    32,100  British Sky Broadcasting plc......................         203
    33,900  British Steel plc.................................          86
    84,900  British Telecommunications plc....................         467
    65,700  BTR plc...........................................         336
     4,484  Burmah Castrol plc................................          65
    39,403  Cable & Wireless plc..............................         281
    18,700  Cadbury Schweppes plc.............................         154
    12,200  Caradon plc.......................................          37
    13,300  Coats Viyella plc.................................          36
     8,000  Commercial Union plc..............................          78
     7,800  Courtaulds plc....................................          49
     5,578  De La Rue Co. plc.................................          56
    26,200  Forte plc.........................................         134
     7,800  General Accident plc..............................          79
    59,400  General Electric plc..............................         327
     8,300  GKN plc...........................................         100
    54,500  Glaxo Wellcome plc................................         774
    43,772  Grand Metropolitan plc............................         315
    18,900  Great Universal Stores plc........................         201
    25,869  Guardian Royal Exchange plc.......................         111
    32,200  Guinness plc......................................         237
    93,700  Hanson plc........................................         280
    18,900  Harrisons & Crosfields plc........................          47
    36,600  HSBC Holdings plc.................................         558
    13,300  Imperial Chemical Industries plc..................         157
    26,100  Ladbroke Group plc................................          59
    11,600  Land Securities plc...............................         111
    16,600  Lasmo plc.........................................          45
    58,947  Lloyds TSB Group plc..............................         303
    13,862  Lonrho plc........................................          38
    53,800  Marks and Spencer plc.............................         376
     8,900  MEPC plc..........................................          55
    22,100  National Power plc................................         154
    10,000  North West Water Group plc........................          96
    16,100  Peninsular & Oriental Steam Navigation Co.........         119
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    22,200  Pilkington plc....................................  $       70
    39,100  Prudential Corp. plc..............................         252
     8,300  Rank Organization plc.............................          60
    12,200  Redland plc.......................................          74
    10,500  Reed International plc............................         160
    29,200  Reuters Holdings plc..............................         267
     8,900  Rexam plc.........................................          49
     7,100  RMC Group plc.....................................         109
    14,400  Royal Bank of Scotland Group plc..................         131
    13,100  Royal Insurance Holdings plc......................          78
    22,700  RTZ Corp. plc.....................................         330
    22,560  Sainsbury (J) plc.................................         138
     4,500  Schroders plc.....................................          96
    14,000  Scottish Power plc................................          80
    28,800  Sears plc.........................................          47
     9,000  Sedgwick Group plc................................          17
     6,700  Slough Estates plc................................          23
    22,600  SmithKline Beecham plc, Class A...................         249
     5,600  Southern Electric plc.............................          79
    20,600  Tarmac plc........................................          33
    11,100  Taylor Woodrow plc................................          20
    29,300  Tesco plc.........................................         135
    10,500  Thames Water plc..................................          92
     9,400  THORN EMI plc.....................................         221
     7,800  TI Group plc......................................          56
   +20,000  Trafalgar House plc...............................           9
    11,900  Unilever plc......................................         244
    55,700  Vodafone Group plc................................         199
    13,500  Zeneca Group plc..................................         261
                                                                ----------
                                                                    13,502
                                                                ----------
TOTAL COMMON STOCKS (Cost $142,163)...........................     152,786
                                                                ----------
PREFERRED STOCKS (2.0%)
  AUSTRALIA (0.1%)
    24,000  News Corp., Ltd...................................         112
                                                                ----------
  BRAZIL (NON-VOTING STOCKS) (1.7%)
    31,666  Aracruz Celelose S.A., Class B....................          49
19,080,443  Banco Bradesco....................................         167
+4,252,000  Banco do Brasil...................................          48
+1,871,000  Banco do Estado Sao Paulo.........................          10
   249,663  Brahma............................................         103
 1,191,000  Ceval Alimentos S.A...............................          14
 1,786,000  Cia Brasileira de Petroleo Ipiranga...............          15
 4,035,500  Cia Energetica de Minas Gerais....................          89
  +102,000  Cia Energetica de Sao Paulo.......................           3
 3,570,000  Cia Siderurgica de Tubarao........................          58
 2,636,000  Eletrobras, Class B...............................         713
    32,500  Industrias Klabin de Papel e Celulose S.A.........          29
   111,000  Investimentos Itau S.A............................          61
   357,000  Itaubanco.........................................         100
 3,742,000  Petrobras.........................................         320
    27,000  Sadia Concordia...................................          20
12,416,000  Telebras..........................................         598
   638,000  Telecomunicacoes de Sao Paulo.....................          94
56,980,000  Usiminas..........................................          46

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  BRAZIL (CONT.)
 1,956,000  Vale Do Rio Doce..................................  $      322
                                                                ----------
                                                                     2,859
                                                                ----------
  GERMANY (0.2%)
       500  RWE AG............................................         139
     1,050  SAP AG............................................         159
                                                                ----------
                                                                       298
                                                                ----------
  ITALY (0.0%)
    27,000  Fiat S.p.A........................................          49
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $3,082)..........................       3,318
                                                                ----------
  NO. OF
  RIGHTS
----------
RIGHTS (0.0%)
  BRAZIL (0.0%)
+**446,139  Banco Bradesco, expiring 2/96.....................           1
                                                                ----------
  SPAIN (0.0%)
  +**4,900  Ercros, expiring 1/5/96...........................          --
                                                                ----------
  UNITED KINGDOM (0.0%)
    +7,425  Pilkington plc, expiring 1/8/96...................          23
                                                                ----------
TOTAL RIGHTS (Cost $18).......................................          24
                                                                ----------
  NO. OF
 WARRANTS
----------
WARRANTS (0.0%)
  BELGIUM (0.0%)
      +347  Petrofina S.A., expiring 6/03/97..................           5
                                                                ----------
  HONG KONG (0.0%)
  +**4,400  Applied International Holdings, expiring
              12/30/99........................................          --
                                                                ----------
  ITALY (0.0%)
    +2,950  R.A.S. S.p.A, expiring 12/31/97...................          12
    +1,550  R.A.S. S.p.A., Saving Shares, expiring 12/31/97...           3
                                                                ----------
                                                                        15
                                                                ----------
  MALAYSIA (0.0%)
  **+2,400  Hong Leong Properties, expiring 10/00.............          --
 +***7,000  IOI Corp..........................................           1
                                                                ----------
  THAILAND (0.0%)
  +**3,050  CMIC Finance & Securities Co., Ltd., expiring
              1999............................................           1
  +**6,400  National Finance & Securities Co. Ltd. expiring
              11/15/99........................................          --
                                                                ----------
                                                                         1
                                                                ----------
  UNITED KINGDOM (0.0%)
      +534  British Aerospace, expiring 11/15/00..............           3
                                                                ----------
TOTAL WARRANTS (Cost $1)......................................          25
                                                                ----------

  NO. OF                                                          VALUE
  UNITS                                                           (000)
------------------------------------------------------------
UNITS (0.2%)
  AUSTRALIA (0.0%)
    20,821  General Property Trust............................  $       37
    22,888  Westfield Trust...................................          41
     1,762  Westfield Trust (New).............................           3
                                                                ----------
                                                                        81
                                                                ----------
  UNITED KINGDOM (0.2%)
    21,700  SmithKline Beecham plc............................         237
                                                                ----------
TOTAL UNITS (Cost $270).......................................         318
                                                                ----------
   FACE
  AMOUNT
  (000)
----------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
 FRF    60  Sanofi 4.00%, 1/1/00..............................          45
                                                                ----------
  ITALY (0.0%)
ITL  3,150  Saffa S.p.A. 9.25%, 1/1/01........................           2
                                                                ----------
TOTAL CONVERTIBLE DEBENTURES (Cost $40).......................          47
                                                                ----------
TOTAL FOREIGN SECURITIES (91.7%)
(Cost $145,574)...............................................     156,518
                                                                ----------
SHORT-TERM INVESTMENT (2.2%)
  UNITED STATES (2.2%)
  REPURCHASE AGREEMENT (2.2%)
$    3,746  The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $3,748, collateralized by $3,045 United States
              Treasury Bonds, 7.875%, due 2/15/21, valued at
              $3,821 (Cost $3,746)............................       3,746
                                                                ----------
FOREIGN CURRENCY (0.2%)
  AUD   14  Australian Dollar.................................          10
 BEF   623  Belgian Franc.....................................          21
 GBP    17  British Pound.....................................          26
  DEM   17  Deutsche Mark.....................................          12
 FRF    61  French Franc......................................          12
  HKD  383  Hong Kong Dollar..................................          50
IDR  2,251  Indonesian Rupiah.................................           1
JPY  4,508  Japanese Yen......................................          44
  MYR   16  Malaysian Ringgit.................................           6
 NLG    68  Netherlands Guilder...............................          43
PTE 20,102  Portuguese Escudo.................................         134
 SGD    31  Singapore Dollar..................................          22
 ESP   195  Spanish Peseta....................................           2
 CHF     3  Swiss Franc.......................................           3
 THB   162  Thai Baht.........................................           6
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $391)............................         392
                                                                ----------
TOTAL INVESTMENTS (94.1%) (Cost $149,711).....................     160,656
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                             AMOUNT
                                             (000)
----------------------------------------------------
OTHER ASSETS (6.0%)
  Net Unrealized Gain on
   Forward Foreign Currency
   Exchange Contracts.........  $    9,417
  Receivable for Portfolio
   Shares Sold................         524
  Foreign Withholding Tax
   Reclaim Receivable.........         167
  Dividends Receivable........         164
  Interest Receivable.........           2
  Other.......................          14  $ 10,288
                                ----------
LIABILITIES (-0.1%)
  Investment Advisory Fees
   Payable....................         (77)
  Custodian Fees Payable......         (71)
  Payable for Portfolio Shares
   Redeemed...................         (43)
  Administrative Fees
   Payable....................         (26)
  Payable for Investments
   Purchased..................         (23)
  Other Liabilties............         (41)     (281)
                                ----------  --------
NET ASSETS (100%).........................  $170,663
                                            --------
                                            --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 14,672,976 outstanding
  $.001 par value shares (authorized
  500,000,000 shares).....................    $11.63
                                            --------
                                            --------

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
 INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                NET
                                                              UNREALIZED
 CURRENCY TO                          IN EXCHANGE               GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
   DEM  5,930  $  4,136    1/04/96   U.S.$   4,155  $  4,155  $    19
  FRF  28,174     5,753    1/04/96   U.S.$   5,670     5,670      (83)
   CHF  6,170     5,382    2/28/96   U.S.$   5,100     5,100     (282)
  BEF 225,256     7,669    4/30/96   U.S.$   8,000     8,000      331
   DEM  6,458     4,525    4/30/96   U.S.$   4,500     4,500      (25)
 JPY4,591,639    45,210    4/30/96   U.S.$  54,440    54,440    9,230
 U.S.$  4,790     4,790    4/30/96     BEF 141,479     4,817       27
 U.S.$  7,378     7,378    4/30/96     JPY 606,988     5,977   (1,401)
   NLG 12,205     7,686    7/31/96   U.S.$   8,000     8,000      314
 U.S.$  2,850     2,850    7/31/96       NLG 4,661     2,935       85
  JPY 886,827     8,849    8/14/96   U.S.$   9,630     9,630      781
  JPY 310,447     3,104    8/30/96   U.S.$   3,525     3,525      421
               --------                             --------  --------
               $107,332                             $116,749  $ 9,417
               --------                             --------  --------
               --------                             --------  --------

------------------------------------------------------------

+        --   Non-income producing security
**       --   Security is valued at fair
              value -- See Note A-1
***      --   Security is valued at cost --
              See Note A-1
NCS      --   Non Convertible Shares
RFD      --   Ranked for Dividends
ITL      --   Italian Lira

------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                  VALUE      PERCENT OF
INDUSTRY                          (000)      NET ASSETS
--------------------------------------------------------
Capital Equipment.............  $   21,419         12.6%
Consumer Goods................      27,288         16.0
Energy........................      16,779          9.8
Finance.......................      43,246         25.3
Gold Mines....................          72           --
Materials.....................      18,501         10.8
Multi-Industry................       7,106          4.2
Services......................      22,107         13.0
                                ----------          ---
                                $  156,518         91.7%
                                ----------          ---
                                ----------          ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             1.2%
Hong Kong        26.7%
India             0.8%
Indonesia         5.3%
Korea             3.3%
Malaysia         19.3%
Philippines       5.6%
Singapore        13.1%
Taiwan            2.5%
Thailand         13.2%
Other             9.0%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 MSCI COMBINED FAR EAST FREE
                                                                   ASIAN EQUITY
                                     EX-JAPAN INDEX (1)              PORTFOLIO
7/1/91*                                               500,000                500,000
10/31/91                                              493,080                483,500
10/31/92                                              676,180                684,130
12/31/92                                              630,045                658,030
12/31/93                                            1,252,425              1,353,595
12/31/94                                            1,014,350              1,139,550
12/31/95                                            1,083,427              1,217,837
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
-------------------------------------------

                                           TOTAL RETURNS(2)
                                   --------------------------------
                                                   AVERAGE ANNUAL
                                     ONE YEAR      SINCE INCEPTION
                                   -------------  -----------------
PORTFOLIO........................        6.87%           21.85%
INDEX............................        6.81            18.73


1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in common stocks which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in common stocks traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

The total return of the Portfolio for the year ended December 31, 1995 was 6.87% as compared to 6.81% for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index for the same period. The average annual return of the Portfolio for the period from inception in July 1991 through December 31, 1995 was 21.85% compared to 18.73% for the MSCI Combined Far East Free ex-Japan Index for the same period.

The Asian markets as represented by the MSCI Combined Far East Free ex-Japan Index increased by a moderate 6.8% in 1995, which was largely an extension of the correction and consolidation that took place since early 1994 when the liquidity bubble was pricked. The performance, however, paled in comparison with the developed markets, many of which achieved double-digit market appreciation of between 15-35% in 1995. With the exception of Hong Kong which rose 18%, the Asian markets generally did not benefit from a more benign external economic environment which led to a surge in bond and equity prices in many parts of the world. Portfolio investment flows into Asia in 1995 were down significantly from the 1993/94 level, as funds were attracted to the developed markets led by the U.S. where unexpectedly weak economies and low inflation resulted in significant declines in interest rates. Investors had also largely avoided emerging markets following the Mexico crisis which led to higher risk premiums being attached to countries with weak economic fundamentals.
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE ASIAN EQUITY PORTFOLIO (CONT.)

Hong Kong (+18.2%) emerged as the best performing market in Asia as a result of its currency peg which benefitted directly from the U.S. monetary easing. Singapore also performed strongly (+11.0%) because of its strong economic fundamentals and relative valuation attractions. Concerns over overheating, higher inflation and growing external deficits after several years of strong GDP growth had put upward pressure on interest rates in some Asian markets such as Thailand, Philippines and Malaysia. The subsequent downgrading of earnings growth forecasts caused a sell-off in these markets and resulted in their underperformance. The Taiwanese and Korean markets benefitted strongly from a boom in sales of semiconductors, electronics and computer-related products. However, these positive factors were overwhelmed by political concerns which caused stock prices to plummet. Taiwan (-30.2%) was one of the worst performing markets in the world last year as tensions between China and Taiwan escalated following Taiwanese President Lee Teng Hui's high-profile visit to the U.S.

OUTLOOK FOR 1996

1996 has gotten off to an encouraging start, with many Asian markets recovering strongly from their low levels seen in 1995. The rally was to a large extent triggered by the return of foreign funds. According to Salomon Brothers, U.S. mutual fund cash flows into Non-Japan Asia for the first 3 weeks of 1996 have already exceeded the total inflow for the whole of 1995.

We expect the Asian markets to revert to their secular growth rate of between 15-20% in 1996 after two years of correction and below trend performance. While a moderate slowdown in economic growth is expected in 1996 (from 7.5% to 7.1%), the Asian economies are generally in a better shape than they were last year. With cyclical pressure beginning to unwind in many Asian countries, inflation should ease from an estimated 7% in 1995 to slightly below 6% in 1996. This should give rise to less restrictive monetary policies and make interest rate cuts possible. While lower U.S. interest rates will support liquidity flows into Asia, attractive equity valuations should lend further credence to the Asian story.

Politics is likely to be the major potential concern for 1996. Tensions between China and Taiwan could build up again ahead of Taiwan's first ever presidential election in March, although the prospect for a major military confrontation seems remote. In South Korea, uncertainties ahead of the National Assembly elections scheduled for April do not augur well for the stockmarket.

We expect Hong Kong, the largest and most liquid Asian market with modest equity valuation, to continue to do well in 1996. The market is underpinned by a favorable interest rate trend, the bottoming of the economic and real estate cycle. The expected relaxation of China's austerity program should benefit Hong Kong further. Singapore should continue to attract its fair share of international fund flows given its robust economy and currency attraction. We remain very selective in Malaysia, Thailand, Indonesia and Philippines where economic and interest rate risks are relatively higher. Their overall market risk reward profiles have deteriorated following their recent strong showings. Their relative attraction should improve once their economic imbalance is contained. Elsewhere, Taiwan and South Korea have borne the brunt of political tensions last year. As these markets are trading near their respective historical low multiples, we expect a significant rebound from the current low levels once we get over the height of the political uncertainties.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
------------------------------------------------------------
COMMON STOCKS (91.0%)
  CHINA (1.2%)
     979,440  China Merchants Shekou Port Services, Class B.....  $      355
     +28,200  Jilin Chemical Co. Ltd. ADR.......................         606
   5,505,000  Maanshan Iron & Steel Co., Class H................         769
      51,000  Shandong Huaneng Power Co., Ltd. ADR..............         344
   1,601,600  Shanghai Jinqiao, Class B.........................         599
    +555,400  Shanghai Refrigerator Compressor, Class B.........         198
     276,000  Shanghai Tyre & Rubber Co., Class B...............          57
   4,265,000  Yizheng Chemical Fibre Co., Class H...............         960
                                                                  ----------
                                                                       3,888
                                                                  ----------
  HONG KONG (26.7%)
   2,316,000  Cheung Kong Holdings Ltd..........................      14,107
     358,000  China Light & Power Co., Ltd......................       1,648
   1,209,500  Citic Pacific Ltd.................................       4,137
   6,294,000  C.P. Pokphand Co., Ltd............................       2,523
  11,712,000  Guangdong Investments Ltd.........................       7,043
   1,056,000  Harbin Power Equipment Co.........................         155
     765,500  Hong Kong Electric Holdings Ltd...................       2,510
     673,320  Hong Kong & Shanghai Bank Holdings plc............      10,188
   5,088,600  Hong Kong Telecommunications Ltd..................       9,081
   3,812,000  Hopewell Holdings Ltd.............................       2,194
   1,827,000  Hutchison Whampoa Ltd.............................      11,129
  +1,605,000  New World Development Co., Ltd....................       6,995
       3,008  New World Infrastructure Ltd......................           6
  +1,835,100  Shenzen North Jainshe Motorcycle Co., Ltd., Class
                B...............................................         759
     612,100  Sun Hung Kai Properties Ltd.......................       5,007
     621,560  Swire Pacific Ltd., Class A.......................       4,823
     906,000  Varitronix International Ltd......................       1,681
                                                                  ----------
                                                                      83,986
                                                                  ----------
  INDIA (0.8%)
      38,000  Grasim Industries Ltd. GDR........................         779
     #51,000  Hindalco Industries Ltd. GDR......................       1,734
                                                                  ----------
                                                                       2,513
                                                                  ----------
  INDONESIA (5.3%)
   **583,000  Asiana Imi Industries (Foreign)...................         306
   **294,000  Bank Bali (Foreign)...............................         579
   **859,000  Barito Pacific Timber (Foreign)...................         629
  +**691,000  Bimantara Citra (Foreign).........................         574
   **621,826  Charoen Pokphand (Foreign)........................       1,265
   **141,100  Hanajaya Mandala Sampoerna (Foreign)..............       1,469
   **302,000  Indocement Tunggal (Foreign)......................       1,013
   **730,000  Indosat (Foreign).................................       2,650
   **351,600  Kalbe Farma (Foreign).............................       1,192
   **210,000  Keramika Indonesia Assosiasi (Foreign)............         101
 **1,400,000  Ometraco (Foreign)................................         689
  +**177,000  Polysindo Eka Perkasa (Foreign)...................         101
   **315,000  Semen Gresik (Foreign)............................         882
 **2,750,400  Sona Topas Tourism (Foreign)......................         782

                                                                    VALUE
   SHARES                                                           (000)
------------------------------------------------------------
   **277,333  Sorini Corp. (Foreign)............................  $    1,345
   **210,500  Suba Indah (Foreign)..............................         140
+**1,170,500  Telekomunikasi Indonesia (Foreign)................       1,536
   **590,000  Ultra Jaya Milk (Foreign).........................         284
   **644,800  United Tractors (Foreign).........................       1,213
                                                                  ----------
                                                                      16,750
                                                                  ----------
  KOREA (3.3%)
    **53,900  Korea Electric Power (Foreign)....................       2,311
     **1,500  Korea Mobile Telecom (Foreign)....................       1,657
      61,600  Pohang Iron & Steel Co., Ltd. ADR.................       1,348
     +21,953  Samsung Electronics (Foreign).....................       3,990
        +185  Samsung Electronics (Foreign) (New)...............          34
         +44  Samsung Electronics GDR...........................           3
       +#152  Samsung Electronics GDS...........................          15
       +#771  Samsung Electronics GDS (Voting Shares)...........          74
        +811  Samsung Electronics RFD (New).....................         145
    **44,460  Shinhan Bank (Foreign)............................         976
                                                                  ----------
                                                                      10,553
                                                                  ----------
  MALAYSIA (19.3%)
     149,000  AMMB Holdings Bhd.................................       1,701
     604,000  Bandar Raya Developments Bhd......................         861
     954,500  Genting Bhd.......................................       7,968
     861,000  Land & General Holdings Bhd.......................       1,865
     714,000  Magnum Corp. Bhd..................................       1,349
   1,191,500  Malayan Banking Bhd...............................      10,040
   1,125,316  Malaysian International Shipping Bhd (Foreign)....       2,947
       1,000  Malaysian Resources Corp. Bhd.....................           2
     518,000  Petronas Gas Bhd..................................       1,764
   2,528,000  Renong Bhd........................................       3,743
   1,388,000  Resorts World Bhd.................................       7,433
     650,000  Sime Darby Bhd....................................       1,727
   1,243,000  Tan & Tan Development Bhd.........................       1,062
    +569,000  Technology Resources Industries Bhd...............       1,680
     785,000  Telekom Malaysia Bhd..............................       6,120
   1,314,000  Tenaga Nasional Bhd...............................       5,173
     264,000  Time Engineering Bhd..............................         613
     718,757  United Engineers Ltd. (Malaysia)..................       4,585
                                                                  ----------
                                                                      60,633
                                                                  ----------
  PHILIPPINES (5.6%)
   1,379,300  Ayala Corp., Class B..............................       1,683
   1,175,625  Ayala Land, Inc., Class B.........................       1,434
  +2,062,100  C&P Homes, Inc....................................       1,513
  +1,791,000  DMCI Holdings, Inc................................         642
    +597,700  Fil-Estate Land Inc...............................         450
   6,958,000  JG Summit Holding, Class B........................       1,910
     362,050  Manila Electric Co., Class B......................       2,954
   5,149,900  Petron Corp.......................................       2,651
      18,125  Phillipine Long Distance Telephone Co., ADR.......         981
      15,430  Philippine Long Distance Telephone Co., Class B...         838
     +29,440  Philippine National Bank, Class B.................         326
     317,200  San Miguel Corp., Class B.........................       1,082

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
------------------------------------------------------------
  PHILIPPINES (CONT.)
  +4,508,000  SM Prime Holdings, Inc., Class B..................  $    1,289
                                                                  ----------
                                                                      17,753
                                                                  ----------
  SINGAPORE (13.1%)
     206,000  British-American Tobacco Co.......................         794
     628,080  City Developments Ltd.............................       4,574
     912,000  DBS Land Ltd......................................       3,082
     362,500  Development Bank of Singapore Ltd. (Foreign)......       4,510
     148,800  Fraser & Neave Ltd................................       1,894
     690,000  Keppel Corp., Ltd.................................       6,146
     538,166  Oversea-Chinese Banking Corp. (Foreign)...........       6,734
     263,000  Sembawang Corp....................................       1,460
     111,000  Singapore Airlines Ltd. (Foreign).................       1,035
      89,400  Singapore Press Holdings (Foreign)................       1,580
   1,472,000  Singapore Technologies Industrial Corp............       3,330
     507,000  Straits Steamship Land Ltd........................       1,713
     500,000  Straits Trading Co., Ltd..........................       1,174
     332,200  United Overseas Bank Ltd. (Foreign)...............       3,194
                                                                  ----------
                                                                      41,220
                                                                  ----------
  TAIWAN (2.5%)
     806,000  Acer, Inc.........................................       1,861
     412,000  Advanced Semiconductor Engineering, Inc...........         997
     904,000  Taiwan Semiconductor Manufacturing Co.............       2,832
     905,000  United Micro Electronics Corp., Ltd...............       2,272
                                                                  ----------
                                                                       7,962
                                                                  ----------
  THAILAND (13.2%)
      84,000  Advanced Information Services Co., Ltd.
                (Foreign).......................................       1,487
     583,200  Bangkok Bank Ltd. (Foreign).......................       7,085
     679,900  Finance One Co., Ltd. (Foreign)...................       4,723
      36,000  Land & House Co., Ltd. (Foreign)..................         592
    +202,800  National Finance & Securities Co., Ltd.
                (Foreign).......................................       1,087
     266,600  Phatra Thanakit Co., Ltd. (Foreign)...............       2,286
      84,100  Shinawatra Computer Co., Ltd (Foreign)............       2,070
      38,900  Siam Cement Co., Ltd. (Foreign)...................       2,157
     344,100  Siam Commercial Bank (Foreign)....................       4,535
  +1,450,500  TelecomAsia Corp. (Foreign).......................       4,434
     702,170  Thai Farmers Bank Ltd. (Foreign)..................       7,080
    +320,000  Thai Telephone & Telecom (Foreign)................       2,298
     101,000  United Communications Industry (Foreign)..........       1,291
     375,000  Wongpaitoon Footware Co., Ltd. (Foreign)..........         406
                                                                  ----------
                                                                      41,531
                                                                  ----------
TOTAL COMMON STOCKS (Cost $243,859).............................     286,789
                                                                  ----------

   NO. OF                                                           VALUE
  WARRANTS                                                          (000)

------------------------------------------------------------

WARRANTS (0.0%)
  INDONESIA (0.0%)
  **+150,000  Ometraco, expiring 7/12/00 (Cost $0)..............  $       --
                                                                  ----------
TOTAL FOREIGN SECURITIES (91.0%) (Cost $243,859)................     286,789
                                                                  ----------

FACE AMOUNT
   (000)
------------
SHORT-TERM INVESTMENT (8.3%)
  UNITED STATES
  REPURCHASE AGREEMENT (8.3%)
$     26,154  The Chase Manhattan Bank, N.A. 5.35%, dated
                12/29/95 due 1/02/96, to be repurchased at
                $26,170, collateralized by $16,885 United States
                Treasury Bonds, 12.00%, due 8/15/13, valued at
                $26,678 (Cost $26,154)..........................      26,154
                                                                  ----------
FOREIGN CURRENCY (0.3%)
   HKD 2,770  Hong Kong Dollar..................................         358
 IDR 810,970  Indonesian Rupiah.................................         355
   MYR     1  Malaysian Ringgit.................................          --
   TWD 3,102  Taiwan Dollar.....................................         114
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $827)..............................         827
                                                                  ----------
TOTAL INVESTMENTS (99.6%) (Cost $270,840).......................     313,770
                                                                  ----------

OTHER ASSETS (1.2%)
  Receivable for Investments Sold.................  $    2,182
  Receivable for Portfolio Shares Sold............       1,007
  Dividends Receivable............................         472
  Foreign Withholding Tax Reclaim Receivable......          23
  Interest Receivable.............................          12
  Other...........................................          23       3,719
                                                    ----------
LIABILITIES (-0.8%)
  Payable for Portfolio Shares Redeemed...........      (1,025)
  Bank Overdraft..................................        (541)
  Payable for Investments Purchased...............        (427)
  Investment Advisory Fees Payable................        (411)
  Custodian Fees Payable..........................        (112)
  Administrative Fees Payable.....................         (41)
  Other Liabilities...............................         (48)     (2,605)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  314,884
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 16,166,258 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $19.48
                                                                ----------
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------

+             --      Non-income producing security
**            --      Securities (totaling $21,694 or 6.9% of net assets
                      at December 31, 1995) valued at fair value -- See
                      Note A-1
#             --      144A Security -- Certain conditions for public sale
                      may exist.
ADR           --      American Depositary Receipt
GDR           --      Global Depositary Receipt
GDS           --      Global Depositary Shares
RFD           --      Ranked for Dividends

------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                         VALUE     PERCENT OF
INDUSTRY                                 (000)     NET ASSETS
---------------------------------------------------------------
Capital Equipment....................  $  27,807         8.8%
Consumer Goods.......................     18,705         5.9
Energy...............................     19,356         6.2
Finance..............................    118,063        37.5
Materials............................     12,063         3.8
Multi-Industry.......................     25,827         8.2
Services.............................     64,968        20.6
                                       ---------     -----
                                       $ 286,789        91.0%
                                       ---------     -----
                                       ---------     -----

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina              1.0%
Brazil                16.3%
China                  1.6%
Columbia               1.2%
Greece                 2.9%
Hong Kong              9.9%
India                  9.5%
Indonesia              6.3%
Israel                 3.9%
Korea                  2.2%
Malaysia               0.1%
Mexico                 8.7%
Morocco                1.7%
Pakistan               2.6%
Phillippines           5.5%
Poland                 0.8%
Portugal               0.2%
Russia                 6.1%
South Africa           2.3%
Taiwan                 4.5%
Thailand               5.0%
Turkey                 5.4%
United Kingdom         0.3%
Zimbabwe               0.3%
Other                  1.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                IFC GLOBAL TOTAL RETURN   EMERGING MARKETS
                                  COMPOSITE INDEX (1)        PORTFOLIO
9/25/92*                                        500,000             500,000
10/31/92                                        525,300             505,500
12/31/92                                        527,370             511,000
12/31/93                                        880,750             950,000
12/31/94                                        878,950             858,500
12/31/95                                        770,488             748,870
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL
RETURN COMPOSITE INDEX(1)
------------------------------------------

                                          TOTAL RETURNS(2)
                                   ------------------------------
                                                 AVERAGE ANNUAL
                                    ONE YEAR     SINCE INCEPTION
                                   -----------  -----------------
PORTFOLIO........................      -12.77%         13.16%
INDEX............................      -12.34          14.15


1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in common stocks and preferred stocks of emerging country issuers.

The total return of the Portfolio for the year ended December 31, 1995 was -12.77% compared to -12.34% for the IFC Global Total Return Composite Index for the same period. The average annual total return for the period from inception in September 1992 through December 31, 1995 was 13.16% compared to 14.15% for the IFC Global Total Return Composite Index for the same period. For the fourth quarter of 1995, the Portfolio's total return was -6.98% compared to -3.02% for the Index.

In 1995, the Morgan Stanley Capital International (MSCI) Emerging Markets Free
(EMF) Index (excludes dividends) declined 6.9%. 1995 returns were especially disappointing considering the spectacular year for U.S. equities and emerging markets debt. Yet, the emerging markets have had only two other down years since they began to be measured in 1985 as a separate asset class -- in 1990 and 1994 EMF fell 13.8% and 8.7%, respectively.

Only eight emerging markets included in the EMF Index showed positive returns in dollar terms in 1995: Peru (22.1%), Israel (21.8%), South Africa (17.3%), Greece (10.2%), Argentina (8.7%), Indonesia (7.5%), Jordan (5.4%) and Malaysia (4.0%).

The Portfolio underperformed relative to the Index due in part to an overweight position in Latin America during the first quarter and to a large underweight position in South Africa. Also dampening relative performance was the Portfolio's 0.1% exposure to Malaysia -- 16.7% of the EMF Index -- which had an above average return in 1995. Other negatives were Brazil, India and Turkey -- all overweight positions which produced disappointing performance. In dollar terms Brazil was off 21.3%, India off 31.9%, and Turkey fell 5.9%. On a positive note, however, the Hong Kong exposure added significantly to performance with a rise of 18.2%. Russia, Israel and Greece were also positive contributors.
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EMERGING MARKETS PORTFOLIO (CONT.)

Negative sentiment was fueled by worries about the Mexican peso devaluation, interest rates, politics and an anticipated major slowdown of international capital inflows. While the devaluation took center stage in Latin America, the Asian markets were influenced by U.S. interest rates. Although interest rates fell marginally in 1995, many anticipated that the U.S. Federal Reserve would increase rates, as the economy was at or near the bottom of the economic cycle. This tended to keep money at home in the U.S. In addition, there was some speculation that the reversal of the strong yen\weak dollar would disadvantage countries such as Korea whose exports have taken market share from the Japanese. However, Korean labor costs are still only 1/4th of Japan's and we believe that this will not have a marked impact on Korean profitability. Also, in Thailand and Malaysia monetary conditions had to be tightened to cool these fast growing economies with problematic trade deficits. Looking through into 1996 however, some policy reversal may be possible in both countries assuming U.S. interest rate rises are as moderate as we anticipate.

Politics across the emerging markets gave rise to investor concern in 1995. In Korea, avarice charges were leveled against former president Roh Tae Woo. Meanwhile, China applied pressure to Taiwan by testing missiles offshore in response to the U.S. visit of President Lee and Taiwan's continued move toward independence. Turkey's coalition government of Tansu Ciller collapsed and the country remains in a political no-man's land after the failure of any party to win an absolute majority in the December elections. This is not as bad as it seems -- the equity market has since recovered, recognizing the value in stocks and the improved economic stability from two years ago. The Russian election in December produced no surprises but underlined the need for Boris Yeltsin (assuming he stands again in the Presidential elections in June) to canvas the communist vote by de-emphasizing reform in the next few months. On the bright side, Russia has undergone an economic transformation towards positive economic growth in 1996 coupled with continued progress on inflation, a positive current account balance and more progress on the budget deficit.

India experienced economic growth in fiscal year 1996 of 6.0%, yet the stockmarket suffered from a combination of local selling and international avoidance. Politics influenced overseas investors away from the market in anticipation of a change in government in the April 1996 elections. The slow pace of reform of India's laborious settlement system and the cancellation (recently reinstated) of the Enron power contract exacerbated the situation. In the meantime, the 30% plus earnings growth makes India one of the cheapest emerging markets in the world; we remain overweight.

Politics in Brazil have been the most settled for many years. Despite the major success of the Real Plan in bringing inflation down from above 2,000% per annum to around 22% by the end of 1995 and less than 20% predicted for 1996, the stockmarket suffered from the spill over from the Mexican crisis and a degree of impatience at the pace of the restructuring of local and state government spending. However, with a strong currency, tight monetary policy, and low fiscal and current account deficits, Brazil is setting itself up as a potential economic success story for the remainder of the decade.

Despite doom and gloom forecasts, direct capital investment has continued in the emerging markets. Direct investment by multinationals is the positive, long term investment in infrastructure, factories etc. which will generate future economic growth. Not surprisingly, in view of the strong U.S. market and the aftermath of the Mexico crisis, portfolio flows were much lower in 1995. Portfolio flows to the emerging markets showed signs of recovery in late 1995 and continue in 1996 to date. Compelling valuations will attract capital and the outlook is excellent.

The emerging markets endured a tough 1995, both economically and politically. Yet, virtually all emerging nations moved forward with needed reforms, seeking to promote economic growth and efficiency. The basic market-oriented economic model (with variations) not only endures in the emerging markets, it continues to be reinforced as today's economic success story becomes a model for others. It is important not to forget that despite politics and economic uncertainties, at the end of the day we are investing in companies with strong earnings prospects. The markets should eventually catch up to economic reality. It is undoubtedly a roller coaster ride but the returns will repay persistent investors who have a long-term horizon.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (84.1%)
  ARGENTINA (1.0%)
             +6  Acindar Industrial S.A., Class B................  $     --
       #120,670  Capex S.A. ADR..................................     1,765
         67,858  Capex S.A., Class A.............................       495
        431,533  Quilmes Industrial S.A..........................     6,732
                                                                   --------
                                                                      8,992
                                                                   --------
  BRAZIL (5.6%)
    302,170,000  Cia Acos Especiais Itabira......................     1,430
       +124,935  Cia Brasileira ADR..............................     1,249
           #696  Cia Energetica de Minas Gerais ADR..............        15
         84,361  Cia Energetica de Minas Gerais GDR..............     1,867
  #+116,352,140  Cia Energetica de Sao Paulo.....................     2,634
     49,544,000  Cia Paulista de Forca E Luz.....................     2,401
     17,175,000  Eletrobras......................................     4,648
       #180,024  Rhodia-Ster ADS.................................     1,620
      7,175,000  Servicos de Eletricidade........................     2,296
    139,692,000  Telebras........................................     5,404
       #512,169  Telebras ADR....................................    24,264
      5,175,000  Telecomunicacoes de Sao Paulo...................       748
            #50  Usiminas ADR....................................         1
                                                                   --------
                                                                     48,577
                                                                   --------
  CHINA (1.6%)
        750,000  Beiren Printing Machine, Class H................       136
      3,340,040  China Merchants Shekou Port Services, Class B...     1,209
      3,720,000  Harbin Power Equipment Co. Ltd., Class H........       548
        +91,500  Jilin Chemical Co. Ltd. ADR.....................     1,967
      2,658,500  Shanghai Diesel Engine Co., Ltd., Class B.......       984
       +883,300  Shanghai Erfanji Co., Ltd., Class B.............       125
        949,975  Shanghai Jin Jiang Tower Ltd., Class B..........       268
      3,673,680  Shanghai Jinqiao, Class B.......................     1,374
      1,062,750  Shanghai Outer Gaoqiao Free Zone, Class B.......       389
        903,800  Shanghai Phoenix Bicycle Ltd., Class B..........       150
     +1,114,130  Shanghai Refrigerator Compressor, Class B.......       397
        986,000  Shanghai Tyre & Rubber Co., Class B.............       203
        354,000  Shanghai Yaohua Pilkington Glass, Class B.......       312
      3,126,400  Shenzhen Chiwan Wharf Holdings, Class B.........     1,177
     +4,171,000  Shenzhen North Jianshe Motorcycle Co., Ltd.,
                   Class B.......................................     1,726
     13,658,000  Yizheng Chemical Fibre Co., Class H.............     3,073
         68,000  Zhuhai Lizhu Pharmaceutical Group, Inc., Class
                   B.............................................        22
                                                                   --------
                                                                     14,060
                                                                   --------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------

  COLOMBIA (0.7%)
     17,130,000  Banco de Colombia...............................  $  6,207
                                                                   --------
  GREECE (2.8%)
        413,369  Aegek...........................................     3,558
         76,550  Alpha Credit Bank of Athens.....................     4,425
        278,475  Delta Dairy.....................................     5,229
        165,870  Ergo Bank.......................................     6,611
        142,000  Hellenic Bottling Co............................     4,644
                                                                   --------
                                                                     24,467
                                                                   --------
  HONG KONG (9.9%)
      1,597,000  Cheung Kong Holdings Ltd........................     9,728
      2,628,000  Citic Pacific Ltd...............................     8,989
     14,327,000  C.P. Pokphand Co., Ltd..........................     5,744
       4,500,00  Florens Group Ltd...............................     2,939
         65,800  Great Wall Electric Ltd. ADR....................       242
     11,431,000  Guangdong Investments Ltd.......................     6,874
      2,686,200  Hong Kong Telecommunications Ltd................     4,794
      5,397,000  Hopewell Holdings Ltd...........................     3,106
      2,049,000  Hutchison Whampoa Ltd...........................    12,481
      3,478,000  New World Development Co., Ltd..................    15,158
       +162,400  Shandong Huaneng Power Co., Ltd., ADR...........     1,096
        617,000  Sun Hung Kai Properties Ltd.....................     5,047
        618,000  Swire Pacific Ltd., Class A.....................     4,795
      2,819,000  Varitronix International Ltd....................     5,232
      1,554,000  Wai Kee Holdings Ltd............................       195
      2,646,000  Zhenhai Refining & Chemical Co., Ltd., Class
                   H.............................................       496
                                                                   --------
                                                                     86,916
                                                                   --------
  INDIA (8.7%)
        230,000  American Dry Fruits.............................       235
            550  Andhra Valley Power Supply, Class B.............         2
        100,000  AP Rayon, Class B...............................       215
         10,000  Apollo Tyres Ltd................................        39
         77,650  Aruna Sugars & Enterprises, Class B.............        59
          9,815  Associated Cement Companies Ltd.................       800
         86,400  BPL Ltd.........................................       182
       +891,500  Balaji Foods & Feeds............................       298
          8,500  Ballapur Industries Ltd., Class B...............        45
          9,065  Baroda Rayon Corp...............................        80
         92,284  Bharat Forge Co., Ltd., Class A.................       358
      3,300,000  Bharat Heavy Electricals........................     8,258
        374,600  Bharat Pipes & Fittings Ltd., Class B...........       128
       +125,000  Bharat Pipes & Fittings Ltd. (New)..............        34
        191,642  Carrier Aircon Ltd., Class B....................       937
         90,000  Cosmo Films Ltd.................................       266
        305,000  Crompton Greaves................................     1,735
         25,900  DCL Polyesters Ltd..............................        15
         77,000  DCM Shriram Industries Ltd......................       149
         38,800  Delta Industries Ltd............................        80
        185,000  Essab India Ltd.................................       300

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  INDIA (CONT.)
         50,000  Essel Packaging.................................  $    264
         12,000  Federal Bank Ltd................................        60
          2,370  Flex Industries Ltd., Class B...................        11
        +16,566  Flex Industries Ltd. (New)......................        67
         10,000  Fuller..........................................        48
       +557,338  Garware Plastics & Polyester, Class A...........     2,995
       +712,500  Godrej Soaps Ltd................................     1,378
      1,013,500  Great Eastern Shipping Co.......................     1,391
        203,100  Gujarat Ambuja Cements, Ltd.....................     1,568
        101,950  Hero Honda, Class B.............................       664
        104,277  Housing Development Finance Corp................     8,021
      *@+78,000  India Magnum Fund, (The) Class A (acquired
                   11/25/92-3/01/94, Cost $3,782)................     3,510
       @+55,194  India Magnum Fund, (The) Class B................     2,484
        644,625  India Organic Chemical Ltd......................       633
       +396,200  Indian Petrochemicals Corp. Ltd.................     1,392
        +40,000  Indian Seamless Steel & Alloys..................         9
       +571,197  Indo Rama Synthetic, Class B....................       570
        100,000  Infosys Technology Ltd..........................     1,160
        155,100  ITC Agrotech, Class B...........................       280
       +113,500  ITC Ltd.........................................       808
            225  ITW Signode Ltd. (New)..........................         1
        608,700  Jai Parabolic Springs Ltd.......................       476
          5,292  JCT Ltd. GDR....................................        35
       +353,231  JK Synthetics Ltd...............................       246
         78,500  Kiloskar Oil Engine, Class B....................       279
            550  Lakme Ltd., Class B.............................         4
        150,000  Lakshmi Precision...............................       252
       +145,000  Laser Lamp......................................        73
        748,800  Mahanagar Telephone Nigam.......................     3,130
         96,484  Mahavir Spinning Mills Ltd......................       307
       +425,700  Maikaal Fibres..................................       127
        159,700  Mardia Chemicals Ltd............................       238
         10,000  Modi Xerox Ltd..................................        50
    @+8,275,200  Morgan Stanley Growth Fund......................     1,412
       @+19,389  Morgan Stanley India Investment Fund, Inc.......       177
         73,631  MRF Ltd., Class B...............................     3,767
            350  Mukand Iron & Steel Works, Class A..............         2
              6  Nahar Spinning Mills Ltd., Class B..............        --
         25,000  OM Sindoori Hotels Ltd..........................        36
        250,000  Patheja Forgings & Auto Parts, Class B..........       540
       +318,935  PCS Data Products Ltd., Class B.................       127
        240,700  Philips India Ltd...............................     1,054
       +135,500  Polar Latex.....................................        42
       +232,700  Priyadarshini Cement Ltd., Class B..............       142
          8,200  Pudumjee........................................        34
        350,000  PVD Plastic Mouldings Inds. Ltd., Class B.......       181
            850  Ranbaxy Laboratories Ltd., Class B..............        16
        152,250  Raymond Ltd.....................................     1,161
           +200  Raymond Synthetics Ltd., Class B................        --
         +3,770  Reliance Industries Ltd. GDS....................        54
                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
        #73,581  Reliance Industries Ltd. GDS (New)..............  $  1,030
        +25,350  Rossel Tea Ltd..................................       144
       +100,000  Saurashtra Cement & Chemicals, Class B..........       176
         29,500  SCICI Ltd.......................................        31
        +50,000  Secals Ltd......................................        84
       +104,700  Sharp Industries Ltd............................        41
        397,500  Shipping Corp. of India.........................       350
         25,000  Shree Vindhya Paper Mills.......................        57
        125,636  Shree Vindhya Paper Mills (New).................       288
            125  S.K.F. Bearings Ltd.............................         9
        +45,000  Sri Venkatesa Mills Ltd.........................       141
      1,648,550  State Bank of India.............................     9,296
           +400  Sundaram Finance, Class B.......................         2
        725,950  Super Forgings & Steels.........................       537
        272,280  Tata Engineering & Locomotive, Class A..........     2,937
         28,350  Tata Hydro Electric Power.......................        73
         +2,180  Tata Power Co. Ltd..............................         7
       +320,000  Titagarh Steels Ltd.............................       312
            600  T.P.I. India Ltd................................         1
            838  United Phosphorus Ltd. GDR......................        17
        165,500  Uniworth International Ltd., Class B............        89
     +1,566,000  Uttam Steels Ltd., Class A......................       802
            404  Videocon International Ltd., Class A............         1
       +149,100  Videsh Sanchar Nigam Ltd........................     3,519
        710,040  VXL Ltd.........................................       655
         11,000  Vysya Bank......................................       138
         +5,000  Wartsila Diesel Ltd.............................        28
                                                                   --------
                                                                     76,256
                                                                   --------

  INDONESIA (6.3%)
    **2,553,550  Bank Bali (Foreign).............................     5,026
    **1,703,500  Barito Pacific Timber (Foreign).................     1,248
   **+2,244,000  Bimantara Citra (Foreign).......................     1,865
    **3,359,598  Charoen Pokphand (Foreign)......................     6,832
      **168,000  Duta Pertiwi (Foreign)..........................       171
      **425,500  Hanajaya Mandala Sampoerna (Foreign)............     4,429
    **1,147,000  Indocement Tunggal (Foreign)....................     3,850
    **1,274,500  Indosat (Foreign)...............................     4,626
      **808,100  Jembo Cable Co. (Foreign).......................       521
    **1,358,200  Kalbe Farma (Foreign)...........................     4,604
      **481,000  Keramika Indonesia Assosiasi (Foreign)..........       231
    **2,096,500  Polysindo Eka Perkasa (Foreign).................     1,192
    **1,058,500  Semen Gresik (Foreign)..........................     2,963
    **4,336,200  Sona Topas Tourism (Foreign)....................     1,233
    **1,220,000  Sorini Corp. (Foreign)..........................     5,923
      **150,000  Suba Indah (Foreign)............................       100
   **+1,607,000  Telekomunikasi Indonesia (Foreign)..............     2,108
    **1,467,600  Tempo Scan Pacific (Foreign)....................     3,979
    **2,145,500  United Tractors (Foreign).......................     4,035
                                                                   --------
                                                                     54,936
                                                                   --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  ISRAEL (3.9%)
         72,200  ELBIT...........................................  $  3,851
          2,860  First International Bank of Israel, Class 1.....       335
         25,122  First International Bank of Israel, Class 5.....     3,032
        524,467  Israel Land Development.........................     1,517
         80,819  Koor Industries.................................     8,023
        543,520  Osem Investment.................................     3,250
       +137,336  PEC Israel Economic Corp........................     3,313
         54,397  Scitex Ltd......................................       741
        164,365  Super Sol Ltd., Class B.........................     3,455
        145,000  Teva Pharmaceutical Industries Ltd. ADR.........     6,724
                                                                   --------
                                                                     34,241
                                                                   --------
  KOREA (2.2%)
        **7,890  Pohang Iron & Steel (Foreign)...................       557
         71,480  Samsung Electronics (Foreign)...................    12,992
           +814  Samsung Electronics (Foreign)(New)..............       148
         +5,099  Samsung Electronics (New).......................       920
       **78,000  Shinhan Bank (Foreign)..........................     1,712
       **30,436  Shinhan Bank RFD (Foreign)......................       668
         63,000  Yukong Ltd. (Foreign)...........................     2,176
                                                                   --------
                                                                     19,173
                                                                   --------
  MALAYSIA (0.1%)
        735,000  Bandar Raya Developments Bhd....................     1,048
                                                                   --------
  MEXICO (8.7%)
        155,060  Alfa S.A. de C.V., Class A......................     1,993
        513,912  Apasco S.A., Class A............................     2,111
      4,877,920  Banacci, Class B................................     8,190
        763,554  Banacci, Class L................................     1,137
       +864,977  Cemex S.A. de C.V. CPO ADR......................     5,703
     #2,582,660  Cemex S.A., Class A.............................     8,525
     +1,752,000  Cifra S.A. de C.V., Class C.....................     1,776
         91,810  Coca-Cola Femsa S.A. ADR........................     1,699
        326,469  Empresas ICA S.A. ADR...........................     3,346
      4,533,550  FEMSA, Class B..................................    10,216
      #+152,640  Grupo Carso S.A. ADR............................     1,628
     #1,476,655  Grupo Financiero Bancomer ADR...................     8,583
     +7,541,700  Grupo Financiero Bancomer, Class B..............     2,107
       +257,551  Grupo Financiero Bancomer, Class L..............        67
        181,955  Grupo Televisa S.A. ADR.........................     4,094
      #+107,663  Hylsamex S.A. ADR...............................     2,315
        177,488  Panamerican Beverages, Inc., Class A............     5,680
        225,390  Telefonos de Mexico S.A. ADR, Class L...........     7,184
                                                                   --------
                                                                     76,354
                                                                   --------
  MOROCCO (1.7%)
         20,000  BMCE............................................       921
         55,123  Groupe Ona......................................     2,109
       +188,100  SNI Maroc, series `V'...........................     9,218
         58,221  Wafabank........................................     2,509
                                                                   --------
                                                                     14,757
                                                                   --------
                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  PAKISTAN (2.6%)
         33,480  Adamjee Insurance Co., Ltd......................  $    101
       +142,649  Cherat Cement Ltd...............................       184
         +1,814  Crescent Investment Bank........................         1
         +6,459  Crescent Textile Mills Ltd......................         4
     +1,049,500  Dewan Salman Fibre..............................     2,531
      2,288,000  D.G. Khan Cement Ltd............................     2,006
      3,017,900  Fauji Fertilizer................................     4,520
      1,880,600  Karachi Electric Supply Corp....................     1,457
        +94,273  Muslim Commercial Bank..........................       101
     +1,256,519  Nishat Mills Ltd................................     1,074
        358,020  Pakistan State Oil Co...........................     2,773
        +42,200  Pakistan Telecommunications.....................     3,793
        +27,900  Pakistan Telecommunications GDS.................     2,427
     +1,800,960  Sui Northern Gas................................     1,566
       +298,000  Zahur Textile Mills.............................        24
                                                                   --------
                                                                     22,562
                                                                   --------
  PERU (0.0%)
             35  Cementos Lima S.A...............................        --
                                                                   --------
  PHILIPPINES (5.5%)
      4,235,962  Ayala Land, Inc., Class B.......................     5,168
     +8,112,000  C&P Homes, Inc..................................     5,953
     +5,977,000  DMI Holdings, Inc...............................     2,142
     16,698,330  JG Summit Holding, Class B......................     4,584
        818,588  Manila Electric Co., Class B....................     6,679
     12,893,816  Petron Corp.....................................     6,636
        104,055  Philippine Long Distance Telephone Co., Class
                   B.............................................     5,653
      2,031,420  San Miguel Corp., Class B.......................     6,931
    +15,618,168  SM Prime Holdings, Inc., Class B................     4,466
                                                                   --------
                                                                     48,212
                                                                   --------
  POLAND (0.8%)
         20,000  Bre Bank........................................       304
         45,000  Debica..........................................       679
     ***+33,400  Eastbridge......................................     2,245
        137,620  Elektrim........................................       466
     +2,085,038  International UNP Holdings......................       703
       +373,740  Mostostal Exports, S.A..........................       735
         11,125  Wedel S.A.......................................       368
         15,735  Zywiec..........................................     1,085
                                                                   --------
                                                                      6,585
                                                                   --------
  PORTUGAL (0.2%)
        120,000  Filmes Lusomundo................................     1,283
        @+9,945  Portuguese Investment Fund Ltd. (The)...........       621
                                                                   --------
                                                                      1,904
                                                                   --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  RUSSIA (4.0%)
    ***+462,150  Alliance Cellulose Ltd..........................  $  9,295
     ***+54,035  Alliance Cellulose Ltd., Class B................     1,500
       +130,000  Edinaya Enegertics..............................         4
       +503,500  Irkutskenergo...................................     2,492
       +252,000  LUKoil Holding..................................     1,153
     +7,850,000  Moscow Energy...................................     2,080
       +605,000  Rostelecom......................................     2,829
    ***+317,851  Russian Telecom Development Corp................     3,179
    ***+400,000  SFMT, Inc.......................................     4,000
        ***+990  Storyfirst Communications, Inc., Class C........       660
      ***+2,640  Storyfirst Communications, Inc., Class D........     1,980
      ***+3,250  Storyfirst Communications, Inc., Class E........     3,250
    +88,909,000  Unified Energy System...........................     2,703
                                                                   --------
                                                                     35,125
                                                                   --------
  SOUTH AFRICA (2.3%)
         44,830  Anglo American Industrial Corp., Ltd............     2,038
        700,000  Bidvest.........................................     4,705
        860,000  Gencor..........................................     2,996
       @224,490  Morgan Stanley Africa Investment Fund, Inc......     2,890
        972,084  Sasol Ltd.......................................     7,960
                                                                   --------
                                                                     20,589
                                                                   --------
  TAIWAN (4.5%)
     +1,873,000  Acer, Inc.......................................     4,324
       +909,000  Advanced Semiconductor Engineering, Inc.,.......     2,199
      3,492,000  China Steel Corp................................     2,790
        100,000  Far East Textiles...............................        95
     +1,117,986  Mosel Vitelic Ltd...............................     3,319
     +2,027,999  Shinkong Synthetic Fiber........................     1,754
     +3,812,800  Taiwan Semiconductor Manufacturing Co...........    11,947
      3,905,836  United Micro Electronics Corp., Ltd.............     9,805
       +336,000  Walsin Lihwa Corp. GDR..........................     3,368
                                                                   --------
                                                                     39,601
                                                                   --------
  THAILAND (5.0%)
        298,550  Advanced Information Services Co., Ltd.
                   (Foreign).....................................     5,286
        785,400  Bangkok Bank Ltd. (Foreign).....................     9,541
      2,398,300  Finance One Co., Ltd. (Foreign).................    16,661
        144,600  Shinawatra Computer Co., Ltd. (Foreign).........     3,559
        257,400  Thai Farmers Bank Ltd...........................     1,757
        727,100  Thai Farmers Bank Ltd. (Foreign)................     7,332
                                                                   --------
                                                                     44,136
                                                                   --------
                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  TURKEY (5.4%)
      6,065,172  Aksa............................................  $  1,867
      2,868,000  Bagfas..........................................       883
     11,278,000  Borusan.........................................     2,269
    +13,272,000  Bossa...........................................       948
     +4,000,000  Demirbank TAS...................................       243
     30,329,180  Ege Biracilik...................................    10,458
      4,600,000  Ege Seramik.....................................     1,095
      4,226,000  Erciyas Biracilik...............................     1,978
     38,125,000  Eregli Demir....................................     3,130
      3,479,000  Guney Biracilik Ve Malt Sanayii.................       509
      2,998,800  Migros..........................................     2,290
     85,761,000  Sabah...........................................     1,690
     14,346,000  Sarkuysan.......................................     2,120
      8,687,000  Tat Konserve Sanayli............................     5,492
     40,206,000  Tofas Turk Otomobil Fabrikasi...................     3,895
        498,288  Tofas Turk Otomobil Fabrikasi GDR, Class E......       249
     28,340,000  Trakya Cam Sanayii..............................     2,885
      1,354,075  Turkas Petroculuk A.S...........................       239
    #11,439,000  Turkiye Garanti Bankasi A.S.....................       958
        220,482  Turkiye Garanti Bankasi ADR.....................     1,846
     46,537,600  Yapi Ve Kredi Bankasi A.S.......................     1,911
                                                                   --------
                                                                     46,955
                                                                   --------
  UNITED KINGDOM (0.3%)
        915,713  Lonrho plc......................................     2,502
                                                                   --------
  ZIMBABWE (0.3%)
    #+1,980,000  Trans Zambezi Industries Ltd....................     2,871
        +35,281  Trans Zambezi Industries Ltd., Class S..........        51
                                                                   --------
                                                                      2,922
                                                                   --------
TOTAL COMMON STOCKS (Cost $790,607)..............................   737,077
                                                                   --------
PREFERRED STOCKS (10.8%)
  BRAZIL (NON-VOTING STOCKS) (10.7%)
**1,754,000,000  Banco Bradesco S.A..............................    15,339
   +467,646,000  Banco do Brasil.................................     5,293
  **295,998,880  Banco Nacional S.A..............................       609
     40,268,030  Brahma..........................................    16,574
        620,000  Brasmotor S.A...................................       123
     73,517,103  Cia Energetica de Minas Gerais..................     1,626
     16,959,000  Cia Paulista de Forca E Luz.....................       454
     84,212,850  Eletrobras, Class B.............................    22,788
     32,803,800  Itaubanco.......................................     9,147
     37,930,101  Lojas Americanas S.A............................       890
        105,758  Lojas Americanas S.A. (Bonus Shares Plan).......        15
     44,869,333  Petrobras.......................................     3,831
         12,500  Sadia Concordia.................................         9
    175,858,000  Telebras........................................     8,468
     32,080,815  Telecomunicacoes de Sao Paulo...................     4,720
    526,000,000  Usiminas........................................       428
     21,118,000  Vale Do Rio Doce................................     3,477
                                                                   --------
                                                                     93,791
                                                                   --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
    SHARES                                                          (000)
------------------------------------------------------------
  GREECE (0.1%)
        121,458  Aegek...........................................  $    666
                                                                   --------
  INDIA (0.0%)
          2,700  Fabworth (India) Ltd............................         2
                                                                   --------
  PORTUGAL (0.0%)
         35,340  Filmes Lusomundo................................       330
                                                                   --------
TOTAL PREFERRED STOCKS (Cost $88,639)............................    94,789
                                                                   --------
    NO. OF
    RIGHTS
---------------
RIGHTS (0.1%)
  BRAZIL (0.0%)
       **43,545  Banco Bradesco..................................       113
                                                                   --------
  INDIA (0.1%)
       **+9,610  Baroda Rayon Corp...............................        --
         +6,000  Federal Bank Ltd................................         5
           +674  Flex Industries Ltd.............................        --
     **+155,100  ITC Agrotech....................................        --
           **+2  Nahar Spinning..................................        --
       +133,300  SCICI Ltd. (Bonus)..............................       139
        +55,000  Vysya Bank......................................       618
                                                                   --------
                                                                        762
                                                                   --------
  PAKISTAN (0.0%)
       +686,400  D.G. Khan Cement................................       241
        +20,625  Dewan Salman....................................        --
                                                                   --------
                                                                        241
                                                                   --------
TOTAL RIGHTS (Cost $579).........................................
                                                                      1,116
                                                                   --------

    NO. OF
   WARRANTS
---------------
WARRANTS (1.0%)
  INDIA (0.1%)
      **+33,571  Bharat Forge Co., Ltd. (New)....................       130
      **+27,383  Flex Industries Ltd., expiring 11/23/97.........       103
      **+44,702  Garware Plastics & Polyesters, expiring
                   4/04/98.......................................       346
                                                                   --------
                                                                        579
                                                                   --------
  INDONESIA (0.0%)
       +274,600  Bank Bali, expiring 8/29/00.....................       120
                                                                   --------
  POLAND (0.0%)
   **+1,014,000  International UNP Holdings......................        --
                                                                   --------
  RUSSIA (0.9%)
         +9,640  LUKoil Holding..................................     7,712
                                                                   --------
  THAILAND (0.0%)
          **+10  Finance One Co., Ltd., expiring 3/15/99.........        --
                                                                   --------
TOTAL WARRANTS (Cost $10,050)....................................     8,411
                                                                   --------

     FACE
    AMOUNT                                                          VALUE
     (000)                                                          (000)
------------------------------------------------------------
CONVERTIBLE DEBENTURES (0.6%)
  COLOMBIA (0.5%)
  U.S.$  #5,615  Banco de Colombia 5.20%, 2/01/99................  $  4,267
                                                                   --------
  INDIA (0.1%)
  INR  **33,574  DCM Shriram Industries Ltd. 15.00%, 3/02/02.....       448
          1,650  Indian Seamless Steel & Alloys 10.00%,
                   7/13/96.......................................        27
            130  Tata Iron & Steel, 2.25%, 4/01/99...............       116
                                                                   --------
                                                                        591
                                                                   --------
TOTAL CONVERTIBLE DEBENTURES (Cost $6,122).......................     4,858
                                                                   --------
NON-CONVERTIBLE DEBENTURES (0.5%)
  INDIA (0.5%)
          3,357  Bharat Forge Co., Ltd., 14.50%, 4/18/02.........        43
         34,055  DCM Shriram Industries Ltd., 16.50%, 3/02/02....       599
          4,470  Garware Plastics & Polyester, 16.00%, 4/04/98...       127
          1,467  Mahavir Spinning Mills Ltd., Series A, 15.40%,
                   3/22/00.......................................        40
         50,000  Raymond Ltd., 16.00%, 1/05/02...................     1,422
         70,000  Saurashtra Cement & Chemicals Ltd., 18.00%,
                   11/27/98......................................     2,239
                                                                   --------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $5,071)...................     4,470
                                                                   --------
LOAN AGREEMENTS (1.2%)
  POLAND (0.0%)
  U.S.$     #54  Republic of Poland Interest Arrears PDI Bonds,
                   3.75%, 10/27/14...............................        35
                                                                   --------
  RUSSIA (1.2%)
   CHF ++11,910  Bank for Foreign Economic Affairs (Floating
                   Rate).........................................     3,485
 U.S.$ ++21,003  Bank for Foreign Economic Affairs (Floating
                   Rate).........................................     7,167
                                                                   --------
                                                                     10,652
                                                                   --------
TOTAL LOAN AGREEMENTS (Cost $9,781)..............................    10,687
                                                                   --------
TOTAL FOREIGN SECURITIES (98.3%) (Cost $910,849).................   861,408
                                                                   --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    AMOUNT                                                          VALUE
     (000)                                                          (000)
------------------------------------------------------------
FOREIGN CURRENCY (1.1%)
   ARP      213  Argentine Peso..................................  $    213
   BRC    1,000  Brazilian Real..................................     1,029
   COP  512,134  Colombian Peso..................................       517
   HKD    2,753  Hong Kong Dollar................................       356
   HUF   59,707  Hungarian Forint................................       437
  INR   186,311  Indian Rupee....................................     5,298
    MXP     452  Mexican Peso....................................        59
    MAD   1,419  Morrocan Dirham.................................       168
   PKR   12,099  Pakistani Rupee.................................       354
  PSS     2,126  Peruvian New Sol................................       920
   PLZ      224  Polish Zloty....................................        91
   LKR    8,042  Sri Lankan Rupee................................       150
   TWD    5,118  Taiwan Dollar...................................       187
   THB    3,262  Thai Baht.......................................       129
                                                                   --------
TOTAL FOREIGN CURRENCY (Cost $10,194)............................     9,908
                                                                   --------
TOTAL INVESTMENTS (99.4%) (Cost $921,043)........................   871,316
                                                                   --------

OTHER ASSETS (2.9%)
  Receivable for Investments Sold.................  $      21,080
  Dividends Receivable............................          1,908
  Receivable for Portfolio Shares Sold............          1,139
  Interest Receivable.............................            403
  Foreign Withholding Tax Reclaim Receivable......            112
  Other...........................................            367    25,009
                                                    -------------
LIABILITIES (-2.3%)
  Payable for Investments Purchased...............        (12,102)
  Investment Advisory Fees Payable................         (3,005)
  Payable for Portfolio Shares Redeemed...........         (2,038)
  Bank Overdraft..................................         (1,487)
  Custodian Fees Payable..........................           (400)
  Deferred India Taxes............................           (308)
  Administrative Fees Payable.....................           (119)
  Payable for India Stamp Duty Tax................           (101)
  Sub-Administrative Fees Payable.................            (34)
  Net Unrealized Loss on Forward Foreign Currency             (10)
    Exchange Contracts............................
  Payable for India Taxes.........................             (1)
  Other Liabilities...............................           (129)  (19,734)
                                                    -------------  --------
NET ASSETS (100%)................................................  $876,591
                                                                   --------
                                                                   --------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
  Applicable to 66,716,021 outstanding $.001 par value shares
  (authorized 500,000,000 shares)................................    $13.14
                                                                   --------
                                                                   --------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                        IN                       NET
 CURRENCY                            EXCHANGE                UNREALIZED
TO DELIVER    VALUE    SETTLEMENT       FOR        VALUE        LOSS
  (000)       (000)       DATE         (000)       (000)        (000)
----------  ---------  -----------  -----------  ---------  -------------
HKD 2,722   $     352     1/02/96     U.S.$352   $     352    $      --
PSS  2,000        866     1/02/96     U.S.$856         856          (10)
            ---------                            ---------          ---
            $   1,218                            $   1,208    $     (10)
            ---------                            ---------          ---
            ---------                            ---------          ---

------------------------------------------------
+          --         Non-income producing security
++         --         Non-income producing security -- in
                      default
*          --         Restricted as to public resale. Total
                      value of restricted securities at
                      December 31, 1995, was $3,510 or 0.4% of
                      net assets. (Total cost $3,782).
**         --         Securities (totaling U.S.$74,961 or 8.6%
                      of net assets at December 31, 1995)
                      valued at fair value -- See Note A-1
***        --         Security is valued at cost -- See Note
                      A-1
#          --         144A Securities -- Certain conditions for
                      public sale may exist
@          --         The fund is advised by an affiliate
ADR        --         American Depositary Receipt
ADS        --         American Depositary Shares
CPO        --         Certificate of Participation
GDR        --         Global Depositary Receipt
GDS        --         Global Depositary Shares
RFD        --         Ranked For Dividend
CHF        --         Swiss Franc

---------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment.....................  $  86,196         9.8%
Consumer Goods........................    125,580        14.3
Energy................................    116,660        13.3
Finance...............................    207,434        23.7
Loan Agreements.......................     10,687         1.2
Materials.............................    138,556        15.9
Multi-Industry........................     76,846         8.8
Services..............................     99,449        11.3
                                        ---------       ---
                                        $ 861,408        98.3%
                                        ---------       ---
                                        ---------       ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Belgium                2.9%
Denmark                1.5%
Finland                3.1%
France                13.9%
Germany               14.9%
Italy                  6.7%
Netherlands           11.7%
Norway                 1.9%
Portugal               0.2%
Spain                  8.4%
Sweden                 3.0%
Switzerland           15.1%
United Kingdom        14.5%
Other                  2.2%
                     100.0%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                EUROPEAN EQUITY PORTFOLIO   MSCI EUROPE INDEX (1)
04/02/93*                                         500,000                  500,000
12/31/93                                          645,500                  606,808
12/31/94                                          715,750                  620,650
12/31/95                                          800,566                  754,835
*Commencement of Operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       11.85%          18.68%
INDEX............................       21.62           16.15


1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in common stocks of European issuers. Common stocks for this purpose include stocks and stock equivalents such as securities convertible into common stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

The total return of the Portfolio for the year ended December 31, 1995 was 11.85% as compared to 21.62% for the Morgan Stanley Capital International (MSCI) Europe Index for the same period. The average annual total return of the Portfolio for the period from inception in April 1993 through December 31, 1995 was 18.68% compared to 16.15% for the MSCI Europe Index for the same period.

Following high expectations at the beginning of the year the levels of growth in European economies has been disappointing for most countries in 1995. Growth in Germany and Switzerland has been hindered by the strength of their currencies, making exports less competitive. In both of these markets, however, we have seen the authorities continuing to lower interest rates in an attempt to stimulate economic activity. Of the countries that have had stronger currencies in 1995, the Netherlands is the only one to keep its economic recovery on track. The growth rate should match last year's 2.7% rise with the driving force in the recovery being domestic spending with growth in
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EUROPEAN EQUITY PORTFOLIO (CONT.)

both consumption and spending. Looking at some of the other European countries, Italy has shown the best growth rate of the major economies with an increase of 3.5% expected for the full year. Exports have been strong due primarily to the continual weakness in the Lira but there are now signs of growth spreading to other parts of the economy. There has also been signs of improvement in Spain while in both France and the U.K. improvement early in the year has been followed more recently by disappointing economic results.

Unemployment remains a concern in nearly all European countries with the situation deteriorating towards the end of the year following some improvement in earlier months.

Following strong performance in both 1993 and 1994, the returns for the value investor in Europe have not been good in 1995. Sectors that have performed well during the year include technology, media and particularly pharmaceuticals. In all of these industries, it is difficult to find good quality companies that meet our value criteria. We are overweight the quality cyclicals and retail, where both were largely disappointing, hindered by the lack of growth. The Portfolio remains underweight in the U.K. relative to the Index while the overweight positions are in the Netherlands, Switzerland, Spain and Italy.

Looking forward to 1996, the investment environment appears more beneficial to the value investor. The valuation levels of many companies now look attractive, particularly some of the smaller capitalization stocks. The performance of the Portfolio will also benefit from weaker currencies, especially among the deutschemark bloc, as we are overweight in the export sectors.

Recently we have added DSM in Holland, Courtaulds Textiles and Calor Gas in the U.K.

DSM is the second largest chemical company in the Netherlands and the tenth largest in Europe. It is an efficient producer of bulk petrochemicals and has a well focused management. Since 1991, it has reduced headcount by 30% while investing NLG 7 billion over the last 6 years, mostly to improve productivity. The cyclicality of the group is offset by the energy division, which represented 34% of sales last year. The company has a strong balance sheet and is currently trading on a price to cashflow multiple of 2.2x.

Courtaulds Textiles is an international textiles and clothing company which operates in 17 different countries in Europe, North America, North Africa and Southeast Asia. Particular attractions of Courtaulds Textiles are its position as one of the leading textiles suppliers to the premium U.K. retailer Marks & Spencer, and a very strong management team.

Calor's basic business is the sale of liquid petroleum gas, propane and butane in both refillable cylinders and in bulk. Calor has a 60% share in its principal U.K. market. Calor will use its highly cash generative U.K. core business to fund growth in emerging markets in partnership with its majority shareholder SHV.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
      ------------------------------------------------------------
COMMON STOCKS (94.8%)
  BELGIUM (2.9%)
    +9,000  Arbed S.A.........................................  $  1,019
    11,000  Delhaize Freres et Cie, 'Le Lion' S.A.............       456
    12,000  G.I.B. Holdings Ltd...............................       527
        55  G.I.B. Holdings Ltd. VVPR (New)...................         2
                                                                --------
                                                                   2,004
                                                                --------
  DENMARK (1.5%)
    21,300  Unidanmark A/S, Class A (Registered)..............     1,054
                                                                --------
  FINLAND (3.1%)
    55,500  Amer-Yhtymae Oy, Class A..........................       866
    25,000  Huhtamaki Oy, Series 1............................       604
   +13,533  Merita, Ltd., Class A.............................        34
   +10,500  Nokia AB Oy, Class A..............................       413
    20,000  Pohjola Insurance Co., Ltd., Class B..............       257
                                                                --------
                                                                   2,174
                                                                --------
  FRANCE (13.9%)
    23,500  Banque Nationale de Paris.........................     1,060
     1,700  Bongrain S.A......................................       958
     7,000  Cie de Saint Gobain...............................       775
   +10,000  Credit Lyonnaise CDI..............................       480
    15,000  Elf Aquitaine.....................................     1,105
     8,000  Eridania Beghin-Say S.A...........................     1,372
   +21,405  Legris Industries S.A.............................       697
     4,100  Labinal S.A.......................................       455
     7,000  Peugeot S.A.......................................       923
    45,452  Thomson CSF.......................................     1,013
    12,000  Total S.A., Class B...............................       810
                                                                --------
                                                                   9,648
                                                                --------
  GERMANY (11.9%)
     6,000  BASF AG...........................................     1,352
     5,000  Bayer AG..........................................     1,328
   +16,000  Bremer Vulkan Verbund AG..........................       446
     3,500  Commerzbank AG....................................       831
     2,200  Karstadt AG.......................................       902
     2,500  Mannesmann AG.....................................       796
    +3,700  Varta AG..........................................       710
    22,000  Veba AG...........................................       942
     3,000  Volkswagen AG.....................................     1,006
                                                                --------
                                                                   8,313
                                                                --------
  ITALY (6.7%)
  +518,000  Editoriale L'Expresso S.p.A.......................       897
  +520,000  Impregilo S.p.A...................................       439
   540,000  Olivetti S.p.A....................................       433
   200,700  Sogefi S.p.A......................................       425
   500,000  Stet Di Risp (NCS)................................     1,020
   205,500  Telecom Italia S.p.A..............................       320
   410,000  Telecom Italia S.p.A. Di Risp (NCS)...............       501
  +242,200  Unicem Di Risp (NCS)..............................       614
                                                                --------
                                                                   4,649
                                                                --------
  NETHERLANDS (11.7%)
    29,674  ABN Amro Holdings N.V.............................     1,352

                                                                 VALUE
  SHARES                                                         (000)
      ------------------------------------------------------------
     9,500  Akzo Nobel N.V....................................  $  1,099
       950  DSM N.V...........................................        78
     7,599  Hollandsche Beton Groep N.V.......................     1,160
    13,084  Internationale Nederlanden Groep N.V..............       874
    13,000  Koninklijke Bijenkorf Beheer N.V..................       859
    30,468  Koninklijke PTT Nederland N.V.....................     1,107
    25,000  Koninklijke Van Ommeren N.V.......................       779
    23,500  Philips Electronics N.V...........................       849
                                                                --------
                                                                   8,157
                                                                --------
  NORWAY (1.9%)
   200,000  Den Norske Bank A/S, Class A Free.................       524
     5,113  Hafslund Nycomed, Class B.........................       130
    53,000  Saga Petroleum A/S, Class B.......................       662
                                                                --------
                                                                   1,316
                                                                --------
  PORTUGAL (0.2%)
   +@1,905  Portuguese Investment Fund........................       119
                                                                --------
  SPAIN (8.4%)
  +100,000  Asturiana del Zinc S.A............................       793
    17,000  Banco de Santander S.A............................       854
    11,518  Bodegas y Bebidas S.A.............................       294
  +107,870  Grupo Duro Felguera S.A...........................       381
   110,000  Iberdrola S.A.....................................     1,007
   106,000  Sevillana de Electricidad S.A.....................       823
   125,000  Telefonica Nacional de Espana S.A.................     1,731
                                                                --------
                                                                   5,883
                                                                --------
  SWEDEN (3.0%)
     1,700  Electrolux AB, Series B...........................        70
   +50,000  Nordbanken AS.....................................       866
    59,000  S.K.F. AB, Class B................................     1,128
                                                                --------
                                                                   2,064
                                                                --------
  SWITZERLAND (15.1%)
      +800  Ascom Holdings AG (Bearer)........................       815
       460  Bobst AG (Bearer).................................       718
       700  Ciba Geigy AG (Bearer)............................       613
       800  Ciba-Geigy AG (Registered)........................       704
     2,200  Forbo Holding AG (Registered).....................       940
     1,030  Hero Lenzburg AG (Bearer).........................       509
     1,400  Magazine Globus (Participating Certificates)......       801
     1,100  Nestle S.A. (Registered)..........................     1,217
   +16,100  Oerlikon-Buehrle Holding AG (Registered)..........     1,312
     1,000  Schweizerische Industrie-Gesellschaft Holdings
              (Registered)....................................     1,014
     1,800  Sulzer AG (Participating Certificates)............       960
    +1,200  SwissAir (Registered).............................       874
                                                                --------
                                                                  10,477
                                                                --------
  UNITED KINGDOM (14.5%)
  +145,500  Asprey plc........................................       565
   140,000  Associated British Foods plc......................       802
    20,000  Bass plc..........................................       223
   200,000  BET plc...........................................       394

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
      ------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    70,000  BSM Group plc.....................................  $    168
    32,800  Calor Group plc...................................       130
   350,000  Christian Salvesen plc............................     1,437
    38,900  Courtaulds Textiles plc...........................       215
   188,491  John Mowlem & Co. plc.............................       174
   114,000  Kwik Save Group plc...............................       892
    24,895  McAlpine (Alfred) plc.............................        57
   101,075  Reckitt & Colman plc..............................     1,119
   298,566  Rolls-Royce plc...................................       876
   202,527  Royal Insurance Holdings plc......................     1,201
    46,000  Sketchley plc.....................................        90
    50,000  Tate & Lyle plc...................................       366
    30,000  Unilever plc......................................       616
   300,000  WPP Group plc.....................................       764
                                                                --------
                                                                  10,089
                                                                --------
TOTAL COMMON STOCKS (Cost $63,242)............................    65,947
                                                                --------
PREFERRED STOCKS (3.0%)
  GERMANY (3.0%)
     2,500  RWE AG............................................       698
     3,000  Spar Handels AG...................................       644
     3,200  Volkswagen AG.....................................       776
                                                                --------
TOTAL PREFERRED STOCKS (Cost $2,010)..........................     2,118
                                                                --------
TOTAL FOREIGN SECURITIES (97.8%) (Cost $65,252)...............    68,065
                                                                --------

   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (0.5%)
  REPURCHASE AGREEMENT (0.5%)
$      336  The Chase Manhattan Bank N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $336, collateralized by $250 United States
              Treasury Bonds 8.875%, due 8/15/17, valued at
              $342 (Cost $336)................................       336
                                                                --------
FOREIGN CURRENCY (3.2%)
  GBP  227  British Pound.....................................       352
 DEM 1,788  Deutsche Mark.....................................     1,248
 FIM   949  Finnish Markka....................................       218
 ITL   751  Italian Lira......................................        --
  NLG  121  Netherlands Guilder...............................        76
 ESP     2  Spanish Peseta....................................        --
 SEK 2,077  Swedish Krona.....................................       313
                                                                --------
TOTAL FOREIGN CURRENCY (Cost $2,199)..........................     2,207
                                                                --------
TOTAL INVESTMENTS (101.5%) (Cost $67,787).....................    70,608
                                                                --------

                                                        AMOUNT
                                                        (000)
                                                          -----
  OTHER ASSETS (0.4%)
    Receivable for Investments Sold.................  $     140
    Dividends Receivable............................         79

                                                                   AMOUNT
                                                                   (000)
        ------------------------------------------------------------
    Foreign Withholding Tax Reclaim Receivable......  $      62
    Net Unrealized Gain on Forward Foreign Currency
     Exchange Contracts.............................         20
    Receivable for Portfolio Shares Sold............         10
    Other...........................................          2   $   313
                                                          -----
  LIABILITIES (-1.9%)
    Payable for Investments Purchased...............       (710 )
    Payable for Portfolio Shares Redeemed...........       (457 )
    Investment Advisory Fees Payable................       (112 )
    Custodian Fees Payable..........................        (12 )
    Administrative Fees Payable.....................        (11 )
    Other Liabilities...............................        (36 )  (1,338 )
                                                          -----   --------
  NET ASSETS (100%).............................................
                                                                   $69,583
                                                                  --------
                                                                  --------
  NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE
    Applicable to 4,999,857 outstanding $.001 par value shares
    (authorized 500,000,000 shares).............................    $13.92
                                                                  --------
                                                                  --------
  ------------------------------------------------------------------------
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of forward foreign currency exchange contracts open at
    December 31, 1995, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars or foreign currency as indicated
    below:

                                        IN                      NET
 CURRENCY                            EXCHANGE               UNREALIZED
TO DELIVER    VALUE    SETTLEMENT      FOR        VALUE     GAIN (LOSS)
  (000)       (000)       DATE        (000)       (000)        (000)
----------  ---------  -----------  ----------  ---------  -------------
NLG  121    $      75     1/02/96   U.S.$   75  $      75    $      --
ESP 9,556          79     1/03/96      DEM 113         79           --
CHF 2,750       2,422     6/10/96   U.S.$2,420      2,420           (2)
DEM 3,000       2,107     6/10/96   U.S.$2,152      2,152           45
FRF 7,100       1,451     6/10/96   U.S.$1,422      1,422          (29)
DEM 400           282     8/09/96   U.S.$  288        288            6
            ---------                           ---------          ---
            $   6,416                           $   6,436    $      20
            ---------                           ---------          ---
            ---------                           ---------          ---

------------------------------------------------------------

+             --      Non-income producing security
@             --      The fund is advised by an affiliate.
CDI           --      Certificate of Investment
NCS           --      Non Convertible Shares
CHF           --      Swiss Franc
FRF           --      French Franc

------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                           (UNAUDITED)
                                        VALUE        PERCENT
INDUSTRY                                (000)     OF NET ASSETS

-----------------------------------------------------------------
Capital Equipment...................  $  11,080          15.9%
Consumer Goods......................     14,873          21.4
Energy..............................      5,170           7.4
Finance.............................      9,945          14.3
Materials...........................     11,835          17.0
Multi-Industry......................      2,559           3.7
Services............................     12,603          18.1
                                      ---------           ---
                                      $  68,065          97.8%
                                      ---------           ---
                                      ---------           ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.2%
Canada                 0.4%
France                 5.0%
Germany                7.4%
Ireland                2.9%
Italy                  2.0%
Japan                  9.7%
Netherlands            6.5%
Sigapore               0.7%
Spain                  2.6%
Switzerland            6.2%
United Kingdom         5.9%
United States         32.1%
Other                 17.4%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           GLOBAL EQUITY
                                 MSCI WORLD INDEX(1)         PORTFOLIO
7/15/92*                                      500,000                 500,000
10/31/92                                      481,390                 467,500
12/31/92                                      493,625                 487,500
12/31/93                                      604,750                 703,145
12/31/94                                      635,450                 752,000
12/31/95                                      767,115                 892,323
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       18.66%          18.21%
INDEX............................       20.72           13.16


1. The MSCI World Index is an unmanaged index of common stocks and includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Equity Portfolio is managed with the objective of obtaining a high total return by investing in markets worldwide, including the United States. Investments may also be made with discretion in smaller companies or emerging markets.

The total return of the Portfolio for the year ended December 31, 1995 was 18.66% as compared to 20.72% for the Morgan Stanley Capital International (MSCI) World Index for the same period. The average annual total return of the Portfolio for the period from inception in July 1992 through December 31, 1995 was 18.21% compared to 13.16% for the MSCI World Index for the same period.

The above average returns achieved on equities in the period under review principally resulted from the liquidity boost of easier monetary policies adopted by Central Banks in response to the slowdown in the global economy. Particularly strong returns in U.S. markets reflected increased foreign purchases of U.S. Treasuries and the Federal Reserve Board's shift to an easier monetary policy stance in July, driving long bond yields down 175 points by year end. A further significant factor was the net shrinkage of the equity base brought about by sharply higher merger/acquisition and stock buy-back activity which significantly outweighed new equity issuance.

The weakening yen/dollar recovery and rising Japanese stock market were the two key features of the second half of the year. This was in stark contrast to the first six months when a surging yen (Y/$ rate of 80) sent the Nikkei below 15,000 as Japanese policy makers were reluctant to address the financial system's indebtedness and deflationary pressures within the economy. It was not until concerted currency invervention on behalf of the Federal Reserve, the Bundesbank and the Bank of Japan in addition to the Japanese Ministry of Finance announcing yet another stimulatory fiscal package, that the yen weakened, falling 25% over the summer and providing a much needed tonic to the equity market. By year end, faint signs of economic recovery from what has been the worst recession in Japanese post-war history had prompted a rise in the Nikkei to the 20,000 level.
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE GLOBAL EQUITY PORTFOLIO (CONT.)

In Europe, the lower relative performance of the German and French markets was a symptom of reduced competitiveness through overvalued currencies and labor market rigidities. Switzerland, on the contrary, produced strong returns as the currency was also seen as a safe haven given the prospect of EMU. The need to improve productivity or relocate to lower cost countries is the key issue facing European industrialists, while the increasing political desire for privatization will place added pressures on already high levels of unemployment. From a value standpoint however, continental Europe remains attractive.

Consensus forecasts remain slightly in favor of a "soft landing" rather than a recession scenario, predicated on the outlook for low inflation, lower interest rates, a balanced U.S. budget agreement and lower, but sustainable, growth. At these valuation levels, and bearing in mind the low absolute levels of interest rates, there is a risk that markets are already discounting these factors. In the first half of 1996, sentiment may weaken in response to falling GDP, further earnings disappointments and downgrades across many sectors, particularly in technology. This implies a further two-tiering of equity markets and increasing onus on individual stock selection. With corporate free cash flow in the U.S. at record levels, companies will continue to pay down debt, buy-back stock and make acquisitions.

The Portfolio remains about market weight in the U.S., overweight continental Europe and underweight in Japan. Despite indications of a gradually improving investment climate in Japan, our underweight stance is unlikely to change significantly, given that we continue to search for companies that are cheap globally in terms of either price/cash flow or price/book value. Furthermore, Japan cannot forever continue to allow an easy monetary policy alongside a loose fiscal policy when it's government deficit is running close to 8% of GNP.

The long term return from global equities is typically 6% per annum over and above consumer price inflation. Given the scale of returns in 1995 and with global inflation of between 2-3% likely for 1996, an increase of between 8-10% in the MSCI World Index is considered reasonable.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (81.7%)
  AUSTRALIA (1.2%)
     50,000  Brambles Industries Ltd...........................  $    557
    120,000  Westpac Banking Corp..............................       532
                                                                 --------
                                                                    1,089
                                                                 --------
  CANADA (0.4%)
     22,900  Hudson's Bay Co...................................       329
                                                                 --------
  FRANCE (5.0%)
     10,300  Banque Nationale de Paris.........................       465
      1,870  Bongrain S.A......................................     1,054
    +12,000  Credit Lyonnaise CDI..............................       576
     19,266  Elf Aquitaine.....................................     1,419
      4,900  Labinal S.A.......................................       543
     11,965  Valeo S.A.........................................       554
                                                                 --------
                                                                    4,611
                                                                 --------
  GERMANY (6.6%)
      5,200  BASF AG...........................................     1,171
      3,822  Bayer AG..........................................     1,015
      3,600  Karstadt AG.......................................     1,476
      3,000  Mannesmann AG.....................................       955
      2,764  Sinn AG...........................................       520
     +2,225  Varta AG..........................................       427
     10,100  Veba AG...........................................       433
        260  Volkswagen AG.....................................        87
                                                                 --------
                                                                    6,084
                                                                 --------
  IRELAND (2.9%)
    757,742  Anglo Irish Bank Corp. plc........................       728
     73,900  Arnotts plc.......................................       385
    470,000  Avonmore Foods plc, Class A.......................       956
    229,312  Green Property plc................................       617
                                                                 --------
                                                                    2,686
                                                                 --------
  ITALY (2.0%)
    500,000  Stet Di Risp (NCS)................................     1,020
    700,000  Telecom Italia S.p.A. Di Risp (NCS)...............       856
                                                                 --------
                                                                    1,876
                                                                 --------
  JAPAN (9.7%)
        160  East Japan Railway Co.............................       778
     65,000  Fuji Photo Film Ltd...............................     1,876
     24,000  Hitachi Ltd.......................................       242
    110,000  Kao Corp..........................................     1,364
    155,000  Nichido Fire & Marine Insurance Co................     1,246
     18,000  Sony Corp.........................................     1,079
    100,000  Sumitomo Rubber Industries........................       835
      5,000  TDK Corp..........................................       255
     40,000  Toyo Seikan Kaisha Ltd............................     1,197
                                                                 --------
                                                                    8,872
                                                                 --------
  NETHERLANDS (6.5%)
     39,606  ABN Amro Holdings N.V.............................     1,804
      2,101  Hollandsche Beton Groep N.V.......................       321
     23,159  Internationale Nederlanden Groep N.V..............     1,547
     40,000  Koninklijke Van Ommeren N.V.......................     1,246

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
     15,160  Nedlloyd Groep N.V................................  $    344
     20,000  Philips Electronics N.V...........................       723
                                                                 --------
                                                                    5,985
                                                                 --------
  SINGAPORE (0.7%)
    220,000  Jardine Strategic Holdings, Inc...................       673
                                                                 --------
  SPAIN (2.6%)
     89,500  Iberdrola S.A.....................................       819
    112,300  Telefonica de Espana S.A..........................     1,555
                                                                 --------
                                                                    2,374
                                                                 --------
  SWITZERLAND (6.2%)
       +500  Ascom Holding AG (Bearer).........................       509
        800  Bobst AG (Bearer).................................     1,248
      1,800  Ciba-Geigy AG (Registered)........................     1,584
      1,400  Forbo Holding AG (Registered).....................       599
      1,400  Magazine Globus (Participating Certificates)......       801
        900  Schweizerische Industrie-Gesellschaft Holdings
               (Registered)....................................       913
                                                                 --------
                                                                    5,654
                                                                 --------
  UNITED KINGDOM (5.8%)
     28,500  Calor Group plc...................................       113
    298,700  Christian Salvesen plc............................     1,227
     40,300  Forte plc.........................................       207
    100,000  John Mowlem & Co. plc.............................        92
    150,000  Kwik Save Group plc...............................     1,174
    180,000  Matthews (Bernard) plc............................       265
 +**653,333  Pentos plc........................................        --
    102,115  Pilkington plc....................................       320
     73,902  Rolls-Royce plc...................................       218
     46,400  Unilever plc......................................       953
    279,000  WPP Group plc.....................................       710
                                                                 --------
                                                                    5,279
                                                                 --------
  UNITED STATES (32.1%)
    +89,000  Addington Resources, Inc..........................     1,302
     18,000  Aluminum Company of America.......................       952
    +15,400  AMR Corp..........................................     1,143
     32,100  Bank of New York Co., Inc.........................     1,565
    +50,500  Beazer Homes USA, Inc.............................     1,042
   +128,000  Cadiz Land Co., Inc...............................       736
   +*22,000  Cadiz Land Co., Inc. (acquired 4/17/94, Cost
               $88)............................................       127
    108,000  Comsat Corp.......................................     2,012
    +40,000  Cray Research, Inc................................       990
    +80,000  Data General Corp.................................     1,100
    +99,500  Egghead, Inc......................................       640
     50,000  Enhance Financial Services Group, Inc.............     1,331
     45,000  Finova Group, Inc.................................     2,170
     16,000  Gap, Inc..........................................       671
      2,000  General Motors Corp...............................       106
   +134,200  GenRad, Inc.......................................     1,292
     16,000  Georgia Pacific Corp..............................     1,098
      2,600  Houghton Mifflin Co...............................       112
    +31,000  Kaiser Ventures, Inc..............................       403

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  UNITED STATES (CONT.)
     24,300  Lukens, Inc.......................................  $    699
     13,000  MBIA, Inc.........................................       975
     61,400  MCI Communications Corp...........................     1,604
     23,300  Mellon Bank Corp..................................     1,252
    +31,300  Nexthealth Inc....................................        98
     18,600  Philip Morris Cos., Inc...........................     1,683
     12,000  Prime Retail, Inc.................................       143
     25,000  Sun Co., Inc......................................       684
     13,100  Tecumseh Products Co., Class A....................       678
     27,000  UST Corp..........................................       392
    +70,000  Waban, Inc........................................     1,313
   +107,000  WorldCorp, Inc....................................     1,070
                                                                 --------
                                                                   29,383
                                                                 --------
  TOTAL COMMON STOCKS (Cost $66,115)...........................    74,895
                                                                 --------
PREFERRED STOCKS (0.8%)
  GERMANY (0.8%)
      3,000  Volkswagen AG (Cost $647).........................       728
                                                                 --------
CONVERTIBLE PREFERRED SECURITY (0.0%)
  SINGAPORE (0.0%)
    +21,000  Jardine Strategic Holdings, Inc., IDR, 7.50%,
               5/07/97, (Cost $ 21)............................        23
                                                                 --------

  NO. OF
  RIGHTS
-----------
RIGHTS (0.1%)
  UNITED KINGDOM (0.1%)
    +25,528  Pilkington plc (Cost $61).........................        79
                                                                 --------
TOTAL FOREIGN & U.S. SECURITIES (82.6%) (Cost $66,844).........    75,725
                                                                 --------

   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (2.3%)
  REPURCHASE AGREEMENT (2.3%)
 $    2,145  The Chase Manhattan Bank, N.A., 5.35%, dated
               12/29/95 due 1/02/96, to be repurchased at
               $2,147, collateralized by $1,975 United States
               Treasury Bonds, 7.50%, due 11/15/01, valued at
               $2,190 (Cost $2,145)............................     2,145
                                                                 --------
FOREIGN CURRENCY (0.6%)
   GBP    4  British Pound.....................................         6
  JPY 1,014  Japanese Yen......................................        10
   NLG  812  Netherlands Guilder...............................       506
  ESP     2  Spanish Peseta....................................        --
  SEK     1  Swedish Krona.....................................        --
                                                                 --------
TOTAL FOREIGN CURRENCY (Cost $519).............................       522
                                                                 --------
TOTAL INVESTMENTS (85.5%) (Cost $69,508).......................    78,392
                                                                 --------

                                                                  AMOUNT
                                                                  (000)
------------------------------------------------------------
OTHER ASSETS (14.9%)
  Receivable for Portfolio Shares Sold............      $10,259
  Receivable for Investments Sold.................        3,158
  Dividends Receivable............................          135
  Foreign Withholding Tax Reclaim Receivable......           55
  Interest Receivable.............................            1
  Other...........................................            6  $13,614
                                                    -----------
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable................         (141)
  Unrealized Loss on Forward Foreign Currency
    Exchange Contracts............................         (131)
  Custodian Fees Payable..........................          (12)
  Administrative Fees Payable.....................          (12)
  Payable for Investments Purchased...............           (2)
  Other Liabilities...............................          (33)    (331 )
                                                    -----------  --------
NET ASSETS (100%)..............................................  $91,675
                                                                 --------
                                                                 --------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 6,408,275 outstanding $.001 par value
  shares (authorized 500,000,000 shares).......................    $14.31
                                                                 --------
                                                                 --------

------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                         IN
CURRENCY TO                           EXCHANGE                 UNREALIZED
  DELIVER      VALUE    SETTLEMENT      FOR        VALUE          LOSS
   (000)       (000)       DATE        (000)       (000)          (000)
-----------  ---------  -----------  ----------  ---------  -----------------
JPY  9,167   $      89     1/04/96   U.S.$   89  $      89      $      --
NLG 10,090       6,305     2/23/96   U.S.$6,174      6,174           (131)
             ---------                           ---------          -----
             $   6,394                           $   6,263      $    (131)
             ---------                           ---------          -----
             ---------                           ---------          -----

------------------------------------------------------------

+             --      Non-income producing security
*             --      Restricted as to public resale. Total value of
                      restricted securities at December 31, 1995 was $127
                      or 0.1% of net assets. (Total cost $88)
**            --      Security is valued at fair value -- See Note A-1
CDI           --      Certificate of Investment
IDR           --      International Depositary Receipt
NCS           --      Non Convertible Shares

------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                           (UNAUDITED)
                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
-----------------------------------------------------------------
Capital Equipment......................  $  16,075        17.5%
Consumer Goods.........................     11,364        12.4
Energy.................................      5,725         6.2
Finance................................     16,017        17.5
Materials..............................      7,645         8.3
Multi-Industry.........................      4,867         5.4
Services...............................     14,032        15.3
                                         ---------       ---
                                         $  75,725        82.6%
                                         ---------       ---
                                         ---------       ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE GOLD PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia          35.8%
Canada             24.5%
South Africa        4.4%
United States      30.3%
Other               5.0%
                  100.0%

COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                GOLD PORTFOLIO  PHILADELPHIA GOLD AND
                                                  SILVER INDEX (1)
2/01/94*                               250,000                250,000
12/31/94                               228,775                198,075
12/31/95                               258,996                220,141
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE PHILADELPHIA
GOLD AND SILVER INDEX(1)
--------------------------------------

                                         TOTAL RETURNS(2)
                                   -----------------------------
                                                 AVERAGE ANNUAL
                                     ONE YEAR    SINCE INCEPTION
                                   ------------  ---------------
PORTFOLIO........................       13.21%          1.87%
INDEX............................       11.14          -6.27


1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities. Companies involved in the exploration, mining, fabrication, processing, distribution or trading of gold (or to a lesser degree silver, platinum or other precious metals or minerals) qualify as portfolio candidates.

The total return of the Portfolio for the year ended December 31, 1995 was 13.21% as compared to 11.14% for the Philadelphia Gold and Silver Index for the same period. The average annual total return for the Portfolio for the period from inception in February 1994 through December 31, 1995 was 1.87% compared to -6.27% for the Philadelphia Gold and Silver (XAU) Index for the same period.

The Portfolio benefited from a geographic focus on North American and Australian gold shares at the expense of South African shares. South African gold shares were the worst performing gold share sector, declining 22% according to the Financial Times Gold Mines Index. The wide variation in gold share performance contrasts to gold bullion which concluded 1995 with an annual total return of only 1%, closing the year at $378.10.

South African shares declined on the heels of significant drops in mine production, attributable to lower productivity and higher operating costs. Declines in South African production were unable to offset other worldwide production gains, resulting in a worldwide production decline of 0.5%. Combined with record fabrication demand, flat mine supply has increased the gap between supply and demand, providing gold with strong fundamentals. In traditional commodity markets, supply and demand imbalances are cleared by higher market prices. In the gold market, two other market participants -- central banks and mining companies -- can provide temporary sources of supply, effectively preventing a higher gold price from clearing market imbalances.

Continuing the trend established in late 1993, producers have accelerated future gold production to meet current demand through the use of forward sales contracts. During 1995, producer selling reached
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Gold Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE GOLD PORTFOLIO (CONT.)

record levels, aided by two large South African sales. As a result, severe imbalances were recorded in the gold lease market. The gold lease rate measures the cost of borrowing gold, an integral part of forward sales mechanics. Late in the year, increased producer demands for borrowed gold caused the gold lease rate to rise. Because a higher gold lease rate decreases the forward gold price through forward pricing mathematics, the incentive to hedge is reduced. At this juncture, unless substantial amounts of gold are added to the supply of loanable gold in order to bring lease rates down, producers will reduce hedging activities and permit the gold price to rise.

From an investment perspective, gold's performance in world currencies is important to monitor. Although gold may benefit from a falling dollar -- a driving factor behind the early 1995 price rise -- the most bullish backdrop occurs when gold rises in a stable to strong dollar environment. This allows gold to rise in terms of all major currencies. Under these circumstances, worldwide investments flows are compounded and create a more dynamic gold market. On an international basis, gold continues to hold lows in terms of European currencies established in 1992. During March 1993, gold bottomed in terms of the U.S. dollar. Most importantly, gold has likely established a significant low in Japanese yen terms during April 1995. The yen-gold low was linked to Japan's deflationary trend, established following the 1989 stock market and real estate speculative bubble peaks. Continued success of Japan's reflationary policies is important to maintain a rising yen-gold price.

The 1996 gold outlook remains positive. Gold's fundamentals remain firm. High lease rates provide indications that producer hedging programs cannot indefinitely fill chronic supply and demand imbalances. Many of these factors were lost to financial markets which enjoyed one of the greatest years in recent history. As we approach 1996, the gold market appears to be reaching the end of a high level price consolidation. In search for a new equilibrium, we look for gold prices to move higher in 1996.

--------------------------------------------------------------------------------
                                                                  Gold Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE GOLD PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (92.1%)
  AUSTRALIA (35.8%)
    +55,000  Acacia Resources Ltd. ............................  $     99
    +50,000  Delta Gold N.L. ..................................       121
    260,000  Gold Mines of Kalgoorlie Ltd. ....................       242
   +200,000  Great Central Mines N.L. .........................       386
     90,000  Newcrest Mining Ltd. .............................       379
    135,000  Plutonic Resources, Ltd. .........................       642
    275,000  Poseidon Gold Ltd. ...............................       548
   +225,000  Wiluna Mines Ltd. ................................       232
                                                                 --------
                                                                    2,649
                                                                 --------
  CANADA (24.5%)
   +169,600  Bema Gold Corp. ..................................       339
    +91,100  Bolivar Goldfields Ltd. ..........................        50
     +9,000  Bre-X Minerals, Ltd. .............................       349
    +97,000  Dakota Mining Corp. ..............................       146
     20,000  Glamis Gold Ltd. .................................       125
     11,400  Placer Dome, Inc. ................................       275
   +100,000  Royal Oak Mines, Inc. ............................       356
    +25,000  TVX Gold, Inc. ...................................       176
                                                                 --------
                                                                    1,816
                                                                 --------
  SOUTH AFRICA (4.4%)
      6,000  Driefontein Consolidated Ltd., ADR................        74
     14,000  Free State Consolidated Gold Mines Ltd. ADR.......       101
      4,200  Kloof Gold Mining Co., Ltd. ADR...................        40
     17,500  Vaal Reefs Exploration & Mining Co., Ltd. ADR.....       112
                                                                 --------
                                                                      327
                                                                 --------
  UNITED STATES (27.4%)
      7,000  Freeport McMoRan Copper & Gold, Inc., Class B.....       197
    +30,000  Gold Reserve Corp. ...............................       169
     23,000  Homestake Mining Co. .............................       359
      6,000  Newmont Mining Corp. .............................       272
    +25,000  Pegasus Gold, Inc. ...............................       347
     20,000  Santa Fe Pacific Gold Corp. ......................       243
    +23,000  Stillwater Mining Co. ............................       442
                                                                 --------
                                                                    2,029
                                                                 --------
TOTAL COMMON STOCKS (Cost $7,147)..............................     6,821
                                                                 --------

  NO. OF
 WARRANTS
-----------
WARRANTS (0.0%)
  UNITED STATES (0.0%)
   +25,000   Gold Reserve Corp., expiring 3/96 (Cost $0).......         4
                                                                 --------


   FACE
  AMOUNT                                                          VALUE
   (000)                                                          (000)
------------------------------------------------------------
CONVERTIBLE BONDS (2.9%)
  UNITED STATES (2.9%)
$     #250   Canyon Resources 6.00%, 6/01/98 (Cost $276).......  $    212
                                                                 --------
TOTAL FOREIGN & U.S. SECURITIES (95.0%) (Cost $7,423)..........     7,037
                                                                 --------
SHORT-TERM INVESTMENT (3.9%)
  REPURCHASE AGREEMENT (3.9%)
       287   The Chase Manhattan Bank, N.A., 5.35%, dated
               12/29/95, due 1/2/96, to be repurchased at $287,
               collateralized by $265 United States Treasury
               Bonds, 7.50%, due 11/15/01, valued at $294 (Cost
               $287)...........................................       287
                                                                 --------
TOTAL INVESTMENTS (98.9%) (Cost $7,710)........................     7,324
                                                                 --------

OTHER ASSETS (1.7%)
  Cash............................................  $         1
  Receivable for Investments Sold.................          106
  Receivable from Investment Adviser..............           16
  Dividends Receivable............................            2
  Interest Receivable.............................            1       126
                                                          -----
LIABILITIES (-0.6%)
  Investment Sub-Advisory Fees Payable............           (7)
  Custodian Fees Payable..........................           (5)
  Administrative Fees Payable.....................           (2)
  Other Liabilities...............................          (27)      (41)
                                                          -----  --------
NET ASSETS (100%)..............................................  $  7,409
                                                                 --------
                                                                 --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 866,575 outstanding $.001 par value shares
  (authorized 500,000,000 shares)..............................     $8.55
                                                                 --------
                                                                 --------

------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY TO                                            IN EXCHANGE                      UNREALIZED
    DELIVER                                                  FOR                          GAIN (LOSS)
     (000)          VALUE (000)     SETTLEMENT DATE         (000)        VALUE (000)         (000)
---------------        -----        ----------------     -----------        -----        -------------
    AUD 56          $       42              1/02/96         U.S.$42      $       42      $         --

------------------------------------------------

+             --      Non-income producing security
#             --      144A Security -- Certain conditions for public sale
                      may exist.
ADR           --      American Depositary Receipt

------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
-----------------------------------------------------------------
Gold Mines.............................  $   7,037        95.0%
                                         ---------       ---
                                         ---------       ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Gold Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              4.6%
Belgium                1.1%
Denmark                1.8%
Finland                1.2%
France                 7.2%
Germany               14.5%
Hong Kong              0.7%
Italy                  2.2%
Japan                 24.1%
Netherlands            9.3%
New Zealand            0.4%
Norway                 1.4%
Singapore              2.1%
Spain                  3.8%
Sweden                 3.0%
Switzerland            5.9%
United Kingdom         9.0%
Other                  7.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          INTERNATIONAL EQUITY
                                MSCI EAFE INDEX (1)            PORTFOLIO
8/04/89*                                     500,000                       500,000
10/31/89                                     479,200                       486,000
10/31/90                                     417,750                       505,380
12/31/91                                     446,800                       541,635
10/31/92                                     387,750                       516,940
12/31/92                                     393,450                       524,830
12/31/93                                     521,500                       769,000
12/31/94                                     562,100                       864,150
12/31/95                                     625,111                       965,860
*Commencement of operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                 TOTAL RETURNS(2)
                  -----------------------------------------------
                              AVERAGE ANNUAL     AVERAGE ANNUAL
                  ONE YEAR      FIVE YEARS       SINCE INCEPTION
                  ---------  -----------------  -----------------
PORTFOLIO.......   11.77%           14.24%             10.82%
INDEX...........    11.21            9.37               3.54


1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in common stocks of non-U.S. issuers. Common stocks for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

The total return of the Portfolio for the year ended December 31, 1995 was 11.77% as compared to 11.21% for the Morgan Stanley Capital International (MSCI) EAFE Index for the same period. The average annual return of the Portfolio for the five years ended December 31, 1995 and for the period from inception in August 1989 through December 31, 1995 were 14.24% and 10.82%, respectively, as compared to 9.37% and 3.54% for the Index for the same periods.

Though the Portfolio kept ahead of its benchmark for the year it had a disappointing final quarter. Part of this was attributable to its underweight position in Japan but the dominant factor in its underperformance was poor relative returns on a country basis led by Japan where the Portfolio's low weighting in the financial and capital goods sector left its returns well short of the Index. Disappointments were also observed in France, Germany, Switzerland and the Netherlands. To an extent these poor returns were due to stock specific problems like Nedlloyd and Philips in the Netherlands, but the Portfolio for both the year and the final quarter suffered from its overweighting in cyclical and what we call quality cyclical stocks. 1995 was a year for growth stocks and those sectors most closely identified with strong bond prices, which means financials and utilities. While we had sufficient weightings in bond surrogates to lend some stability a more topdown approach than ours would certainly have encouraged higher weightings in these areas. As for the stellar performance of growth stocks, this is something a value investor has to watch with as much equanimity as can be summoned. At the same time, the very poor showing from cyclically sensitive companies should be seen in the context of very strong 1993 and 1994 absolute and relative returns.
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)

More importantly, we believe that at current levels cyclicals and quality cyclicals in Continental Europe discount a major slowing of this region's economy. Though we do believe that a mid-cycle inventory correction will continue through to the second quarter of 1996, German consumption should recover and bring some support to economic activity as the year progresses. Therefore, we think now is an opportune time to moderately increase positions in this area of world markets. In contrast, the financial sectors discount a rosy scenario for bonds which may not continue beyond the first quarter.

In the United States, either personal income must increase meaningfully or the indebted consumer will threaten recession. We would bet on the former outcome which is a negative for bonds. Meanwhile, in Japan the country's fiscal and monetary policies are not consistent with 2.75% yields on ten-year bonds. This could haunt the stock market later in the year.

Therefore, having suffered in 1995 from its sensitivity to levels of European economic activity, the Portfolio will benefit in 1996 if Europe's midcycle inventory slowdown proves to be no more than that. Having said that it would be vulnerable to deflation which, as Japan has recently shown, is not an economically or politically palatable development. Perhaps the old adage that inflation is everyone's second worst enemy will come back into common usage during the course of 1996. Meanwhile, it hardly bears repeating that the Portfolio will not participate substantially in a domestically controlled bull market in Japan driven by unsustainably low interest rates. The likelihood of such a market developing depends on the Bank of Japan's monetary policy.

A final observation is that complacency in world equity markets is worryingly high. The consensus that emerging markets will rally strongly in 1996 seems to be based on the type of liquidity argument always prevalent when the occasional fragility of equity markets is furthest from investors' minds.

We see 1996 as a year with similar opportunities to that of the previous year in terms of total return but the risks of a break on the downside are higher, simply because the starting point for bond yields is much lower.

As for the fourth quarter of 1995, turnover for the Portfolio was 5.3%.

Puchases in the final quarter were: Nokia (Finland), Hoechst (Germany), Hong Kong Land (Hong Kong), Electrolux (Sweden), Nordbanken (Sweden) and Schindler (Switzerland).

Portfolio sales during the final quarter were: Salomon (France), Amoy Properties (Hong Kong), Alusuisse Lonza (Switzerland), Holderbank (Switzerland), Bass (U.K.) and Tate & Lyle (U.K.).

GERMANY

The Morgan Stanley Capital International Germany Index increased by 2.0% in U.S. dollar terms and by 2.6% in Deutschemark terms during the final quarter of 1995. The latest economic indicators have turned out to be significantly weaker than the market had anticipated. Unemployment is rising, industrial production and orders have continued to fall, while the latest GDP figures from the third quarter showed no increase on the second quarter. Analysis of these most recent GDP numbers shows that the figures would have been worse were it not for a high build up of inventories. Areas that were disappointing included net exports, which were negative following a positive contribution in the first half, and investment on machinery and equipment, down 3.4% quarter-on-quarter. The continued strength of the Deutschemark is having an increasingly negative effect on German competitiveness in international markets. For the whole of 1995 real growth could be 2% or lower. The inflation rate continues to be low despite the substantial pay rises recently awarded. Despite this difficult environment Germany remains a market in which we continue to find cheap good quality companies. Looking forward to 1996 the equity market should be helped by a pick up in spending following lower taxes, while weakness in the Deutschemark will help the exporters.

FRANCE

During the fourth quarter of 1995 the Morgan Stanley Capital International France Index increased by 5.3% in U.S. dollar terms and by 4.9% in local currency terms. Following two quarters when France was one of the poorest performing equity markets in Europe, the final three months showed improving returns. At the end of October President Chirac set new priorities for the government by stating that cutting the budget and social insurance deficits would take precedence over the fight against unemployment. This announcement helped to give confidence not only to the equity market but also the bond market and the franc. Referring specifically to Chirac's speech and the

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
strength of the franc, the Banque de France cut its lending rate on November 2nd. Another positive influence on the equity market has been the resolution of the public sector strikes towards year-end. To resolve this unrest the authorities have given up some ground on pensions but this will not adversely affect budget cuts. Despite the positive political news the French economy continues to struggle. Growth slowed further in the third quarter and could be negative in the final three months with the strikes acting as a negative influence. Unemployment has started to creep up while consumer confidence is at its lowest since July 1993. The weakness in the French market enabled us to find some attractive valuations and to increase our weighting.

SWITZERLAND

The Morgan Stanley Capital International Switzerland Index rose by 9.6% in U.S. dollar terms and by 9.8% in Swiss franc terms in the final quarter of the year. For the full year Switzerland returned 44.1% in U.S. dollar terms, the best performing market of those covered by the Morgan Stanley Capital International World Index. The pharmaceutical and insurance sectors have been particularly strong and represent a significant proportion of the Index. While the strength of the franc has improved the returns for non-Swiss investors, the Swiss economic environment continues to disappoint. In the third quarter of 1995, however, the economy failed to grow for the first quarter since early 1993. Growth has been depressed by a tightening fiscal policy and poor export growth hindered by the very strong currency. It was against this background that the Swiss National Bank cut its discount rate to just 1.5% in December. Investment has weakened in recent quarters, particularly in construction with machinery and equipment starting to fall in the third quarter. Private consumption continues to be weak, hurt by the introduction of VAT on goods and services and the poor situation for wages and unemployment. We continue to find cheap and well managed companies in Switzerland, of which many will benefit from a weaker Swiss franc.

NETHERLANDS

For the fourth quarter of 1995, the Morgan Stanley Capital International Netherlands Index increased by 6.1% in U.S. dollar terms and by 6.7% in local currency terms. Of the hard currency economies in Europe, the Netherlands is the only country to keep their economic recovery on track. The economy should match last year's 2.7% rate. The export market has been stronger than Germany and Switzerland in recent months, despite the appreciation of the guilder. The driving force in the recovery, however, has been domestic spending with growth in both investment and consumption. Private consumption has been aided by higher wages and an improved employment picture while real incomes have benefited from the drop in inflation. At the start of the year inflation was around 2.5%, in line with Germany. It has since fallen to 1.5% below the German level. The sharp fall in inflation during the mid-year was due to lower food prices, however, there could be some pick up in early 1996 due to the one-off effects of selective VAT increases and from energy taxes. The level of imports has increased gradually on the back of stronger demand and the strong guilder; if the currency strength continues we will see further pressure on exports. The Netherlands is a market in which we remain overweight as we continue to find cheap, well managed businesses.

SPAIN

During the final quarter of 1995 the Morgan Stanley Capital International Spain Index rose by 9.1% in U.S. dollar terms and by 7.5% in local currency terms. The country continues to suffer from political and economic concerns and yet it had one of the best performing markets in Europe in 1995, up nearly 30% in U.S. dollar terms. Performance of individual stocks, however, has been mixed and two of the best performing sectors have been banks and electrical utilities. The political uncertainty continues in Spain with elections now expected in March. The general consensus is that the Popular party will win, thereby replacing the long-established socialist rule. This should help the equity markets by removing uncertainty and will mean a budget is put in place for 1996. The economic climate has shown some signs of improving over the last few months. Headline inflation in 1995 has fallen from 5.2% in April to 4.4% in November due mainly to wage moderation and lower domestic demand growth. The unemployment picture is also improving, down from over 24% at the beginning of the year to below 23% in the third quarter. Consumption remains weak, however, due primarily to low income growth and high savings; selectively Spain remains a good market for the value investor.

ITALY

The Morgan Stanley Capital International Italy Index fell by 1.5% in the final quarter of the year and by 3.0% in Italian lira terms. It has been a volatile time for the Index with a fall of more than 5% in

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
November before a recovery of 9.5% in December. The recently released third quarter GDP number was better than market expectations with quarter on quarter growth of 1.9% which means an annualized rate of 3.5%, a faster growth rate among the major economies. Growth continues to be driven by exports helped by the collapse of the lira in recent years. There are signs now, however, that growth is spreading to other parts of the economy. Investment spending has picked up. While there has been an improvement in private consumption, this has been held back by the tax increases over the last year. The downside of the currency depreciation has been the high levels of inflation that continue to dog the economy. The most recent numbers show inflation running at 8.5%. The valuation levels available to investors in Italy continue to look attractive.

U.K.

In the last quarter of 1995, the Morgan Stanley Capital International U.K. Index increased by 3.2% in U.S. dollar terms and by 5.2% in local currency. Overall, for 1995, these figures were respectively 21.3% and 22.2%.

Quarterly economic data continued to show a slowing U.K. economy, with an encouraging inflationary environment. Inflation remained flat at 2.9% year-on-year in November, following its sharp fall from 3.1% year-on-year in September to 2.9% year-on-year in October. Continued anticipated weakness in economic activity should subdue the outlook for inflation in 1996. Manufacturing output rose by a weak 1.1% year-on-year in October (0.2% month-on-month) compared with 0.7% year-on-year in September. Continued weakness is likely in coming months as production is cut to run down stocks. Retail sales of 1.0% year-on-year in November compare favorably with 0.3% in October, reversing the sharp decline in August 1995 of (-0.7)% month-on-month which was attributed to hot weather.

The Budget of November 28, 1995 was received as fiscally responsible by the market, given the challenging political backdrop, with L3.1billion of personal income tax cuts (financed by spending cuts) towards the lower end of expectations. Interest rates were cut from 6.75% to 6.50% on December 13, 1995.

Best performing stocks in the quarter included pharmaceuticals, retail banks on a rosier interest rate scenario, integrated oils on the back of the increased oil price, and building and construction, led principally on renewed hope for housing.

The year as a whole has seen a divergence in market sector performance. The best performers have been internationally-orientated larger stocks with good earnings momentum and interest rate sensitives, both ideally with a takeover spin as well. Best performing sectors on a total return basis have been pharmaceuticals, banks and other financials, breweries and market-referential insurance, and life insurance. The worst performers have in general been smaller capitalization stocks as a group and those with a sluggish earnings outlook. Low dividend growth high yielders have not been protected by a more favorable interest rate environment. The worst performing sectors included gas distribution, paper and printing, textiles, transport and building materials.

1995 leaves the market discounting further interest rate cuts and more takeover activity. In a low inflation, low interest rate environment, it seems likely that the market will continue to pay up for growth. Accordingly, value remains scarce in the U.K. market entering 1996.

JAPAN

The Japanese stock market continued to recover from its June lows in the final quarter, with the Morgan Stanley Capital International Japan Index appreciating 9.9% in yen terms but a mere 5.1% in U.S. dollar terms.

As long as Japan's banking crisis persists, it is clear that the Bank of Japan will pursue an overtly easy monetary policy, a corollary of which is extraordinarily low short-term interest rates, which makes equities attractive. With Japanese savings accounts yielding a mere 0.5%, Japanese stocks must seem attractive with a yield of 0.7%. Meanwhile, it appears that the country's fiscal stimulus of prior years combined with continuous increases in public spending is pulling the economy out of the doldrums while the yen's weakness is another substantial positive for economic activity.

This is a remarkably positive combination of circumstances for the stock market and the current state of high confidence in its prospects is readily understandable. However, it is difficult to see how long these circumstances can continue. The Bank of Japan has always been the most disciplined of central banks in its conduct of monetary policy and one should expect it to curb monetary growth as soon as economic activity accelerates and the banking system stabilizes. It should also be noted that disappointing tax revenues, stimulatory government spending programs and

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
tax cuts have done significant damage to Japan's government finances. Excluding social security surpluses, the Japanese government deficit will total 8% of GNP in the current fiscal year. It seems sensible to suppose that any moderate economic recovery will lead to some fiscal tightening and it is no secret that the Ministry of Finance wishes to raise VAT to offset corporate tax revenues lost permanently since the heady days of the late eighties.

As to the internal dynamics of the stock market there will no doubt be significant earnings recoveries reported for the financial years ending March 1996 and March 1997 but, in our view, these will not be sufficient to drive the market higher if it is facing rising interest rates at both the long and short end and the clear need for fiscal tightening. Though the Japanese stock market still has a bit of its second honeymoon left, it is important to recognize that prices never went as low as they would have without a government coordinated rescue. Therefore, the fundamental scope for recovery is correspondingly lower. Indeed, at the time of writing, the quality end of the market is at an all time high and only those sectors that enjoyed most of the speculative excesses of the late eighties are still languishing well below all-time highs. These sectors may well enjoy a minor renaissance as long as external factors remain so extraordinarily favorable, but they lack value characteristics on both a relative and absolute basis.

The best of Japan's recovery has already happened for the value investor as the best and cheapest companies have led the market towards testing a recovery high. The impressive upward momentum of this market is likely to find its way into the more ethereal sectors in the quarters ahead before it confronts the realities of rising interest rates, the need for higher taxes and the end to currency depreciation.

HONG KONG

In the final quarter of 1995 the Hong Kong stock market continued its impressive recovery, the Morgan Stanley Capital International Hong Kong Index appreciating 5.8% in U.S. dollar terms and 3.8% in Hong Kong dollar terms.

Of all non-U.S. markets, Hong Kong is the most sensitive to movements in U.S. interest rates due to the peg between the two currencies and the stock market's extreme fundamental and psychological sensitivity to residential property prices. As the quarter was characterized by falling U.S. interest rates, the Hong Kong market reacted positively to a trend that has continued into the New Year. We have been happy to admit that the fundamental resilience of the Hong Kong property market has surprised us. However, we view current stock prices as discounting a meaningful recovery of up to 15% in residential prices during 1996. With inflation continuing to fall and the psychological burden of 1997 becoming a more meaningful factor as time moves on, we think all good news is in the market.

Furthermore, there are two factors to take into consideration when committing funds to Hong Kong at its current elevated levels. First there is the question of local ownership of the market in the context of June 1997; despite the huge influence of foreigners in the Hong Kong market, it is still substantially owned by a small number of local pension funds and, more importantly, Chinese families. The temptation of these two important types of shareholder to at least trim exposure to Hong Kong at current attractive prices must be considerable given the less than diplomatic noises emanating from Peking on the Hong Kong and Taiwan issues. The second factor to keep in mind is the persistent negative cash flow generated by Hong Kong's corporate sector despite very high reported profits. It is our belief that the blowout of net debt positions from net cash among the principal non-bank companies in Hong Kong in recent years reflects the capital intensity of their operations particularly in their need to rebuild land banks. We conclude that non-cash charges like depreciation and amortization against Hong Kong profit reports are lower than they should be and earnings are consequently overstated.

Therefore, while we expect the market to benefit from any fall in U.S. interest rates, it is currently fundamentally extended. Isolated value is still discernible in the property investment sector.

AUSTRALIA

During the fourth quarter of 1995 the Australian stock market made steady progress with the Morgan Stanley Capital International Australia Index appreciating 3.0% in Australian dollar terms but a mere 1.6% in U.S. dollar terms.

The mining sector which is dominated by international investors lost momentum as the last quarter progressed, reflecting investor concern for the outlook for metals prices given the perceived slowing in the economies of the United States and Europe. Copper was particularly weak, and aluminium remained subdued. Though we believe the outlook for the other

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
metals is more promising, we believe that current share prices in Australia's mining sector reflect the most favorable pricing development in the underlying metals. In contrast, the industrials sector has hardly budged in the face of a strong bond market in the second half of 1995. This reflects concern for the prospects of the local economy given subdued consumption and a clear slowdown in the housing sector. In stark contrast, the high yielding bank sector has continued to exhibit absolute and relative strength, and we believe this area to be fully valued. As 1996 progresses, the building material sector should rally as the housing downturn bottoms and the prospects for non residential construction improve. After three years of flat stock prices this is probably the most attractive area in this market.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
       ------------------------------------------------------------
COMMON STOCKS (88.4%)
  AUSTRALIA (4.6%)
  3,535,000  Brambles Industries Ltd...........................  $   39,411
  5,069,000  CSR Ltd...........................................      16,502
   +402,000  McPherson's Ltd...................................          57
  3,934,882  Westpac Banking Corp..............................      17,430
                                                                 ----------
                                                                     73,400
                                                                 ----------
  BELGIUM (1.1%)
    +52,500  Arbed S.A.........................................       5,940
    254,000  G.I.B. Holdings Ltd...............................      11,151
      2,156  G.I.B. Holdings Ltd. (New)........................          92
                                                                 ----------
                                                                     17,183
                                                                 ----------
  DENMARK (1.8%)
     88,000  Novo-Nordisk A/S, Class B.........................      12,036
    350,000  Unidanmark A/S, Class A (Registered)..............      17,321
                                                                 ----------
                                                                     29,357
                                                                 ----------
  FINLAND (1.2%)
    350,000  Huhtamaki Oy, Series 1............................       8,449
   +168,467  Merita, Ltd., Class A.............................         426
    215,000  Nokia AB Oy, Series A.............................       8,453
    125,200  Pohjola Insurance Co., Ltd., Class B..............       1,612
                                                                 ----------
                                                                     18,940
                                                                 ----------
  FRANCE (7.2%)
    249,500  Banque Nationale de Paris.........................      11,255
     13,495  Bongrain S.A......................................       7,606
    133,000  Cie de Saint Gobain...............................      14,720
     17,300  Cie Financiere de Paribas S.A., Class A...........         949
   +153,050  Credit Lyonnaise CDI..............................       7,345
    246,975  Elf Aquitaine.....................................      18,197
    119,100  Peugeot S.A.......................................      15,711
    420,300  Thomson CSF S.A...................................       9,364
    230,644  Total S.A., Class B...............................      15,565
    324,045  Valeo S.A.........................................      15,008
                                                                 ----------
                                                                    115,720
                                                                 ----------
  GERMANY (10.8%)
    110,000  BASF AG...........................................      24,779
    105,000  Bayer AG..........................................      27,885
     50,000  Commerzbank AG....................................      11,873
     28,750  Hoechst AG........................................       7,820
     85,500  Karstadt AG.......................................      35,061
     73,125  Mannesmann AG.....................................      23,280
    +24,900  Varta AG..........................................       4,775
   +580,000  Veba AG...........................................      24,836
     37,500  Volkswagen AG.....................................      12,579
                                                                 ----------
                                                                    172,888
                                                                 ----------
  HONG KONG (0.6%)
   **90,600  China Light & Power Co., Ltd......................         410
  5,375,500  Hong Kong Land Holdings Ltd.......................       9,945
                                                                 ----------
                                                                     10,355
                                                                 ----------

                                                                   VALUE
  SHARES                                                           (000)
       ------------------------------------------------------------
  ITALY (2.2%)
 +3,120,000  Olivetti Di Risp..................................  $    2,501
 +2,560,500  Olivetti Di Risp (NCS)............................       1,301
 +1,297,317  SME Meridonale....................................       2,651
  9,000,000  Stet Di Risp (NCS)................................      18,360
  4,720,000  Telecom Italia S.p.A..............................       7,340
  2,655,000  Telecom Italia S.p.A. Di Risp (NCS)...............       3,246
                                                                 ----------
                                                                     35,399
                                                                 ----------
  JAPAN (24.1%)
  1,050,000  Aisin Seiki Co., Ltd..............................      13,831
  1,000,000  Canon, Inc........................................      18,111
    115,000  Chudenko Corp.....................................       3,943
  1,345,000  Daibiru Corp......................................      15,241
  1,465,000  Daicel Chemical Industry Ltd......................       8,329
    660,000  Daikin Industries Ltd.............................       6,456
  1,037,000  Dainippon Ink & Chemical, Inc.....................       4,831
      3,600  East Japan Railway Co.............................      17,503
  2,150,000  Fuji Photo Film Ltd...............................      62,053
  2,700,000  Hitachi Ltd.......................................      27,196
  2,100,000  Kao Corp..........................................      26,034
    650,000  Kirin Brewery Co., Ltd............................       7,680
  1,700,000  Matsushita Electric Industries Ltd................      27,661
     81,000  Murata Manufacturing Co., Ltd.....................       2,981
  2,400,000  Nichido Fire & Marine Insurance Co., Ltd..........      19,293
      1,836  Nippon Telegraph & Telephone Corp.................      14,848
    221,000  Ryosan Co.........................................       6,079
    350,000  Sony Corp.........................................      20,983
  1,080,000  Stanley Electric Co...............................       6,485
  1,450,000  Sumitomo Marine & Fire Insurance Co...............      11,909
  3,000,000  Sumitomo Rubber Industries........................      25,046
    298,000  TDK Corp..........................................      15,210
    742,000  Toyo Seikan Kaisha Ltd............................      22,206
     37,150  Yurtec Corp.......................................         651
                                                                 ----------
                                                                    384,560
                                                                 ----------
  NETHERLANDS (9.3%)
    705,168  ABN Amro Holdings N.V.............................      32,123
    112,500  Akzo Nobel N.V....................................      13,012
     81,059  Hollandsche Beton Groep N.V.......................      12,376
    575,744  Internationale Nederlanden Groep N.V..............      38,462
    247,500  Koninklijke Bijenkorf Beheer N.V..................      16,349
    153,050  Nedlloyd Groep N.V................................       3,472
    773,000  Philips Electronics N.V...........................      27,938
     39,415  Unilever N.V. (Certificate).......................       5,539
                                                                 ----------
                                                                    149,271
                                                                 ----------
  NEW ZEALAND (0.4%)
  2,144,627  Fisher & Paykel Industries Ltd....................       6,520
 +**392,500  Smith City Group Ltd..............................          --
                                                                 ----------
                                                                      6,520
                                                                 ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
       ------------------------------------------------------------
  NORWAY (1.4%)
  3,180,000  Den Norske Bank A/S,..............................  $    8,341
    573,800  Hafslund Nycomed, Class B.........................      14,551
                                                                 ----------
                                                                     22,892
                                                                 ----------
  SINGAPORE (2.1%)
  9,950,000  Jardine Strategic Holdings, Inc...................      30,447
  3,265,000  Neptune Orient Lines Ltd. (Foreign)...............       3,670
                                                                 ----------
                                                                     34,117
                                                                 ----------
  SPAIN (3.8%)
   +297,500  Grupo Duro Felguera S.A...........................       1,050
  2,345,000  Iberdrola S.A.....................................      21,459
  2,710,000  Telefonica Nacional de Espana S.A.................      37,533
                                                                 ----------
                                                                     60,042
                                                                 ----------
  SWEDEN (3.0%)
     28,600  Electrolux AB, Series B...........................       1,174
   +350,000  Nordbanken AB.....................................       6,062
  2,400,000  Skandinaviska Enskilda Banken, Class A............      19,881
    660,600  S.K.F. AB, Class B................................      12,636
    511,300  Svenska Cellulosa AB, Class B.....................       7,931
                                                                 ----------
                                                                     47,684
                                                                 ----------
  SWITZERLAND (5.9%)
     +2,605  Ascom Holdings AG (Bearer)........................       2,654
     25,008  Ciba-Geigy AG (Registered)........................      22,005
     16,000  Forbo Holding AG (Registered).....................       6,838
     33,000  Nestle S.A. (Registered)..........................      36,505
      2,410  Schindler Holding AG (Participating
               Certificates)...................................       2,496
     15,550  Sulzer AG (Participating Certificates)............       8,291
     12,500  Sulzer AG (Registered)............................       7,152
    +10,815  SwissAir (Registered).............................       7,876
                                                                 ----------
                                                                     93,817
                                                                 ----------
  UNITED KINGDOM (8.9%)
  1,260,000  Associated British Foods plc......................       7,218
  1,360,104  Automated Security Holdings plc...................         570
  4,905,000  Christian Salvesen plc............................      20,142
  1,487,721  Forte plc.........................................       7,634
  2,524,100  Grand Metropolitan plc............................      18,183
  4,841,985  John Mowlem & Co. plc.............................       4,473
  1,624,000  Kwik Save Group plc...............................      12,707
    843,000  McAlpine (Alfred) plc.............................       1,937
 +1,417,095  Pilkington plc....................................       4,444
  1,470,645  Reckitt & Colman plc..............................      16,279
  2,885,064  Rolls-Royce plc...................................       8,466
  1,429,956  Royal Insurance Holdings plc......................       8,480
    755,000  Unilever plc......................................      15,507
  6,145,000  WPP Group plc.....................................      15,646
                                                                 ----------
                                                                    141,686
                                                                 ----------
TOTAL COMMON STOCKS (Cost $1,152,875)..........................   1,413,831
                                                                 ----------
                                                                   VALUE
  SHARES                                                           (000)
       ------------------------------------------------------------

PREFERRED STOCKS (3.7%)
  GERMANY (3.7%)
     +5,200  Fag Kugelficsher AG...............................  $      646
     77,700  RWE AG............................................      21,675
     29,525  Spar Handels AG...................................       6,342
    125,000  Volkswagen AG.....................................      30,319
                                                                 ----------
TOTAL PREFERRED STOCKS (Cost $46,959)..........................      58,982
                                                                 ----------
CONVERTIBLE PREFERRED SECURITIES (0.1%)
  HONG KONG (0.1%)
  1,863,000  Jardine Strategic Holdings, Inc. IDR, 7.50%,
               5/07/97.........................................       2,012
                                                                 ----------
  NETHERLANDS (0.0%)
      1,506  ABN Amro Holdings N.V.............................           6
      2,196  International Nederlanden Groep N.V...............          12
                                                                 ----------
                                                                         18
                                                                 ----------
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $1,923)...........       2,030
                                                                 ----------

  NO. OF
  RIGHTS
-----------
RIGHTS (0.1%)
  UNITED KINGDOM (0.1%)
   +354,273  Pilkington plc (Cost $843)........................       1,100
                                                                 ----------
TOTAL FOREIGN SECURITIES (92.3%) (Cost $1,202,600).............   1,475,943
                                                                 ----------

   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (3.9%)
  REPURCHASE AGREEMENT (3.9%)
$      62,548 The Chase Manhattan Bank, N.A., 5.35%, dated
               12/29/95, due 1/02/96, to be repurchased at
               $62,585, collateralized by $40,380 United States
               Treasury Bonds, 12.00%, due 8/15/13, valued at
               $63,800 (Cost $62,548)..........................      62,548
                                                                 ----------
FOREIGN CURRENCY (3.4%)
 AUD      3  Australian Dollar.................................           3
GBP  14,074  British Pound.....................................      21,850
DEM  14,857  Deutsche Mark.....................................      10,361
FIM   22,998 Finnish Markka....................................       5,288
 HKD      3  Hong Kong Dollar..................................          --
ITL      174 Italian Lira......................................          --
JPY 1,595,171 Japanese Yen......................................     15,450
NLG      44  Netherlands Guilder...............................          27
ESP      19  Spanish Peseta....................................          --
SEK    2,753 Swedish Krona.....................................         415
                                                                 ----------
TOTAL FOREIGN CURRENCY (Cost $53,560)..........................      53,394
                                                                 ----------
TOTAL INVESTMENTS (99.6%) (Cost $1,318,708)....................   1,591,885
                                                                 ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                   (000)
       ------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Portfolio Shares Sold............  $    21,040
  Net Unrealized Gain on Forward Foreign Currency
    Exchange Contracts............................        3,637
  Receivable for Investments Sold.................        2,910
  Dividends Receivable............................        1,499
  Foreign Withholding Tax Reclaim Receivable......        1,136
  Interest Receivable.............................           28
  Other...........................................          103  $   30,353
                                                    -----------
LIABILITIES (-1.5%)
  Payable for Portfolio Shares Redeemed...........      (10,574)
  Payable for Investments Purchased...............       (9,689)
  Investment Advisory Fees Payable................       (2,986)
  Administrative Fees Payable.....................         (203)
  Custodian Fees Payable..........................         (143)
  Other Liabilities...............................         (113)    (23,708)
                                                    -----------  ----------
NET ASSETS (100%)..............................................  $1,598,530
                                                                 ----------
                                                                 ----------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 105,547,323 outstanding $.001 par value shares
  (authorized 500,000,000 shares)..............................      $15.15
                                                                 ----------
                                                                 ----------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                 NET
                                             IN               UNREALIZED
     CURRENCY                              EXCHANGE             GAIN
    TO DELIVER       VALUE    SETTLEMENT     FOR     VALUE     (LOSS)
      (000)          (000)       DATE       (000)    (000)      (000)
------------------  --------  -----------  -------  --------  ---------
      FIM    1,602  $    368     1/02/96   DEM  526 $    366  $     (2)
       SGD     354       251     1/04/96   U.S.$  251      251       --
      U.S.$    251       251     1/04/96   SGD  354      251        --
       SGD     394       278     1/05/96   U.S.$  278      278       --
       DEM  95,500    66,730     3/01/96   U.S.$66,193   66,193     (537)
       DEM  40,000    28,160     8/09/96   U.S.$28,751   28,751      591
      FRF  153,000    31,289    10/11/96   U.S.$30,551   30,551     (738)
     JPY 5,801,100    58,287    10/11/96   U.S.$61,000   61,000    2,713
       NLG 118,000    74,654    11/14/96   U.S.$76,106   76,106    1,452
     ESP 5,400,000    43,036    12/02/96   U.S.$42,584   42,584     (452)
     JPY 3,100,000    31,341    12/24/96   U.S.$31,951   31,951      610
                    --------                        --------  ---------
                    $334,645                        $338,282  $  3,637
                    --------                        --------  ---------
                    --------                        --------  ---------

------------------------------------------------------------

+             --      Non-income producing security
**            --      Security is valued at fair value -- See Note A-1
CDI           --      Certificate of Investment
IDR           --      International Depositary Receipt
NCS           --      Non Convertible Shares
FRF           --      French Franc
SGD           --      Singapore Dollar

------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                      VALUE        PERCENT
INDUSTRY                              (000)     OF NET ASSETS
---------------------------------------------------------------
Capital Equipment.................  $ 312,212          19.5%
Consumer Goods....................    385,335          24.1
Energy............................     80,467           5.0
Finance...........................    224,994          14.1
Materials.........................    195,044          12.2
Multi-Industry....................     61,125           3.8
Services..........................    216,766          13.6
                                    ---------           ---
                                    $1,475,943         92.3%
                                    ---------           ---
                                    ---------           ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              7.9%
Denmark                1.8%
Finland                2.7%
France                 8.2%
Germany                9.1%
Hong Kong              1.9%
Ireland                2.0%
Italy                  2.6%
Japan                 12.7%
Netherlands            6.9%
New Zealand            2.0%
Norway                 0.8%
Spain                  5.2%
Switzerland           16.9%
United Kingdom        17.2%
Other                  2.1%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           INTERNATIONAL SMALL CAP
                                 MSCI EAFE INDEX (1)              PORTFOLIO
12/15/92*                                    $500,000                          495,000
12/31/92                                      498,985                          504,500
12/31/93                                      661,450                          733,240
12/31/94                                      712,900                          756,343
12/31/95                                      792,816                          776,008
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................        2.60%          16.30%
INDEX............................       11.21           16.35


1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the common stocks of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $500 million is used as our definition of "small."

The total return of the Portfolio for the year ended December 31, 1995 was 2.60% as compared to 11.21% for the Morgan Stanley Capital International (MSCI) EAFE Index for the same period. The average annual total return of the Portfolio for the period from inception in December 1992 through December 31, 1995 was 16.30% compared to 16.35% for the MSCI EAFE Index for the same period.

The disappointing relative performance of the Portfolio in 1995 reflects a particularly difficult fourth quarter for small caps when measured against the predominantly large cap EAFE Index. Uncertainty and caution among the investment community increased as falling commodity prices amid evidence of high inventory levels fed fears of economic weakness across Western Europe in particular. Against this backdrop small caps fared badly experiencing significant underperformance. In the U.K. and Switzerland, for example, small caps underperformed large caps by over 5% and 10%, respectively (as measured by the U.K. Hoare Govett Small Companies Index and Vontobel Swiss Small Companies Index). The general sell off of cyclical stocks was particularly pronounced in the small cap sector where they represent a far higher portion of the universe. The Portfolio's underweighting in the strong Japanese market was also a clear negative although yen weakness and good relative stock selection in Japan went some way to offset this. Stock selection in Australia was also notably strong.

1995 has been a grim year for small caps. Unexciting economic growth, high real interest rates, high levels of unemployment and a lack of clarity over the direction and certainly the magnitude of economic growth left the investment community playing it safe. Blue chips and, in particular, the financial, utilities
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFOMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

and pharmaceutical sectors benefited, all being poorly represented by small caps. Having kept largely apace with the EAFE Index due to good relative stock selection in the first three quarters of the year combined with the benefits of being underweight the weak Japanese market in the first half, we were disappointed to see these benefits evaporate in the final months of the year.

Looking forward we believe that economic growth will resume in 1996 and that the current de-stocking process will prove to be a temporary adjustment post excessive commodity price inflation earlier in the year. We do, however, remain concerned about the high level of unemployment across Europe. Expectations that German consumers will spend rather than save their new tax savings may prove to be illusory.

In Japan, in contrast, an overly easy monetary policy together with the huge fiscal stimulus of recent years is driving economic recovery aided by yen weakness. Reported earnings for the March 1996 term will show strong gains, albeit off a very depressed base. Ongoing deregulation and outward investment, however, are unlikely to reduce the spectre of unemployment and we believe the much touted consumer recovery in Japan will prove disappointing. Interest rates are at unsustainably low levels given the fiscal and monetary policies at work.

Despite this somewhat cautious outlook, we believe the extremely low valuations of small caps is unjustified. As economic growth resumes, the wide valuation gap with large caps should attract increasing interest from both investors and through corporate activity. Merger and acquisition activity in 1995 was mainly concentrated in larger companies, but with four of the Portfolio's holdings bid for last year, we believe that current valuations will attract more. The Portfolio will continue to invest in cheaply valued high quality franchise businesses with strong finances and good management. Critically, we will endeavour to avoid those small companies too dependent on their domestic market -- inevitable losers as globalization continues -- and companies whose share holding structures do not provide sufficient protection to minority shareholders.

Looking forward we do not anticipate any major shift in the Portfolio's geographic mix. This is purely a product of bottom-up stock selection and the majority of new ideas coming through in our value screens are still in Europe and Australia. Japanese small caps lagged last year but little quality value is apparent. Too many Japanese small caps will be victims of the globalization trend mentioned above. Their domestic niches will be eroded by a combination of increasing competition as non-tariff barriers in Japan fall and by the investment yen leaving Japan. The hollowing out of Japan's manufacturing heart is a stark reality. Yet many of the companies in our value screens lack either the critical size to develop new markets or the finances to follow their Japanese customers overseas.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
                ------------------------------------------------------------
COMMON STOCKS (93.9%)
  AUSTRALIA (7.9%)
      92,344  Arnotts Ltd.......................................  $      618
     564,678  Auspine Ltd.......................................       1,645
    +990,079  Bains Harding Ltd.................................         316
   1,566,167  BRL Hardy Ltd.....................................       2,503
     140,833  BRL Hardy Ltd. (New)..............................         225
   1,100,000  Burswood Property Trust...........................       1,472
   2,351,732  Country Road Ltd..................................       3,059
   2,186,801  E.R.G. Ltd........................................       2,617
    +467,800  McPherson's Ltd...................................          66
   5,638,088  Parbury Ltd.......................................       2,179
   1,721,500  Solution 6 Holdings Ltd...........................       1,024
                                                                  ----------
                                                                      15,724
                                                                  ----------
  DENMARK (1.8%)
    +107,000  SYD-Sonderjylland Holdings........................       3,466
                                                                  ----------
  FINLAND (2.7%)
     125,000  Amer-Yhtymae Oy, Class A..........................       1,951
     180,000  Hartwall Oy, Class A..............................       3,352
                                                                  ----------
                                                                       5,303
                                                                  ----------
  FRANCE (8.2%)
      72,000  Dauphin O.T.A.....................................       2,941
      54,000  De Dietrich et Compagnie..........................       2,371
      31,150  Europeene de Propulsion S.A.......................       2,125
       8,100  Galeries Layfayette...............................       1,975
     +17,700  Legris Industries S.A.............................         576
      24,500  Precision Mecaniques Labinal S.A..................       2,717
      91,756  Sediver S.A.......................................       3,560
                                                                  ----------
                                                                      16,265
                                                                  ----------
  GERMANY (5.3%)
      13,000  Duerr Beteiligungs AG.............................       3,889
      10,688  Sinn AG...........................................       2,013
     +20,000  Varta AG..........................................       3,836
       2,210  Vossloh AG........................................         729
                                                                  ----------
                                                                      10,467
                                                                  ----------
  HONG KONG (1.9%)
     445,000  Jardine International Motor Holdings Ltd..........         506
  +5,200,000  Pico Far East Holdings Ltd........................         666
     780,000  Tungtex Holdings Co., Ltd.........................          80
   5,862,000  Vitasoy International Holdings Ltd................       2,502
                                                                  ----------
                                                                       3,754
                                                                  ----------
  IRELAND (2.0%)
   1,070,000  Avonmore Foods plc, Class A.......................       2,176
     692,472  Green Property plc................................       1,863
                                                                  ----------
                                                                       4,039
                                                                  ----------
  ITALY (2.4%)
  +1,172,800  Editoriale L'Expresso S.p.A.......................       2,031
    +754,000  Unicem Di Risp (NCS)..............................       1,913
      81,000  Vincenzo Zucchi S.p.A.............................         408
     212,500  Vincenzo Zucchi S.p.A. (NCS)......................         468
                                                                  ----------
                                                                       4,820
                                                                  ----------

                                                                    VALUE
   SHARES                                                           (000)
                ------------------------------------------------------------
  JAPAN (12.7%)
      15,000  Exedy Corp........................................  $      238
     231,000  Foster Electric Co., Ltd..........................       1,425
    +175,000  Hankyu Realty.....................................       1,422
     707,000  Japan Oil Transportation..........................       4,451
     213,000  Japan Vilene Co., Ltd.............................       1,343
     134,000  Kansei Corp.......................................       1,085
     243,000  Kirin Beverage Corp...............................       3,272
     124,000  Nifco, Inc........................................       1,621
     335,000  Nissan Fire & Insurance Co........................       2,349
     549,000  Toc Co............................................       5,477
    +327,000  Tokai Senko K.K...................................       1,302
     170,000  Toyoda Gosei Co...................................       1,177
                                                                  ----------
                                                                      25,162
                                                                  ----------
  NETHERLANDS (6.9%)
     +62,600  Ahrend Groep N.V..................................       2,060
      26,800  Hollandsche Beton Groep N.V.......................       4,092
      28,885  Industriemij Welna N.V............................         837
     141,000  Koninklijke Van Ommeren N.V.......................       4,393
      36,000  Konin Nijverdal -- Ten Carte N.V..................       1,519
       8,802  Polynorm N.V......................................         751
                                                                  ----------
                                                                      13,652
                                                                  ----------
  NEW ZEALAND (2.0%)
     659,729  Fisher & Paykel Industries Ltd....................       2,005
   1,634,800  Whitcoulls Group Ltd..............................       2,031
                                                                  ----------
                                                                       4,036
                                                                  ----------
  NORWAY (0.8%)
      11,500  Adelsten, Class B.................................       1,136
    +228,020  Oceanor...........................................         522
                                                                  ----------
                                                                       1,658
                                                                  ----------
  SPAIN (5.2%)
    +346,000  Asturiana del Zinc S.A............................       2,744
      92,840  Bodegas y Bebidas S.A.............................       2,373
      92,770  Gas y Electricidad S.A............................       5,193
                                                                  ----------
                                                                      10,310
                                                                  ----------
  SWITZERLAND (16.9%)
       3,715  Bobst AG (Bearer).................................       5,797
       4,965  Bucher Holdings AG (Bearer).......................       2,841
       9,800  Edipresse S.A. (Bearer)...........................       2,634
       7,400  Elco Looser Holding AG (Registered)...............       3,015
       3,400  Hero AG (Bearer)..................................       1,680
         995  Kouni Reisen Holdings, Class B (Registered).......       1,596
       2,750  LEM Holdings AG...................................         970
       7,035  Magazine Globus (Participating Certificates)......       4,025
       5,850  Porst Holding AG (Bearer).........................       1,009
         590  Schweizerische Industrie-Gesellschaft Holdings
                (Bearer)........................................       1,233
       4,400  Schweizerische Industrie-Gesellschaft Holdings
                (Registered)....................................       4,463
      +4,250  Von Moos Holding AG (Bearer)......................         350
      +4,160  Zellweger Luwa AG (Bearer)........................       4,057
                                                                  ----------
                                                                      33,670
                                                                  ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
                ------------------------------------------------------------
  UNITED KINGDOM (17.2%)
   4,502,198  Anglo Irish Bank Corp. plc (British Pound
                Shares).........................................  $    4,438
    +559,500  Asprey plc........................................       2,172
      31,700  Bespak plc........................................         155
    +895,000  Blagden Industries plc............................       1,987
     584,000  Bluebird Toys plc.................................       2,919
   1,266,800  BSM Group plc.....................................       3,048
     214,300  Church & Co. plc..................................       1,211
+**2,540,850  Donelon Tyson plc.................................          --
   1,895,000  EFG plc...........................................         427
     952,000  GEI International plc.............................       1,774
     212,000  Hadleigh Industries Group plc.....................         599
   2,340,000  Hobson plc........................................       1,090
     390,000  Hornby Group plc..................................         951
     223,000  International Business Communications (Holdings)
                plc.............................................         990
     877,294  John Mowlem & Co. plc.............................         810
  35,365,100  Kendell plc.......................................         549
     206,335  Mallett plc.......................................         266
   2,662,000  Matthews (Bernard) plc............................       3,926
     157,500  Oriflame International S.A........................         995
+**2,659,393  Pentos plc........................................          --
     345,526  Perry Group plc...................................         783
   1,600,000  Shandwick plc.....................................         907
      72,000  Sketchley plc.....................................         141
     800,000  The 600 Group plc.................................       1,950
     275,000  Tibbett & Britten Group plc.......................       1,742
     541,700  Waterman Partnership Holdings plc.................         336
                                                                  ----------
                                                                      34,166
                                                                  ----------
TOTAL COMMON STOCKS (Cost $193,194).............................     186,492
                                                                  ----------
PREFERRED STOCKS (3.8%)
  GERMANY (3.8%)
      59,900  Berentzen-Gruppe AG...............................       1,901
       1,800  Jil Sander AG.....................................       1,324
       7,745  Shaerf AG.........................................       1,053
      10,550  Spar Handels AG...................................       2,266
       5,410  Wuerttembergische Metallwarenfabrik AG............       1,098
                                                                  ----------
TOTAL PREFERRED STOCKS (Cost $8,320)............................       7,642
                                                                  ----------

   NO. OF
  WARRANTS
------------
WARRANTS (0.0%)
  HONG KONG (0.0%)
    +452,000  Pico Far East Holdings Ltd, expiring 4/30/96......           2
                                                                  ----------
  SWITZERLAND (0.0%)
      +4,600  Zellweger Luwa AG, expiring 5/21/97...............          44
                                                                  ----------
TOTAL WARRANTS (Cost $68).......................................          46
                                                                  ----------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
                ------------------------------------------------------------
CONVERTIBLE DEBENTURE (0.2%)
  ITALY (0.2%)
 ITL 518,000  Mediobanca S.p.A. 5.50%, 1/01/00
                (Cost $329).....................................  $      285
                                                                  ----------
TOTAL FOREIGN SECURITIES (97.9%) (Cost $201,911)................     194,465
                                                                  ----------
SHORT-TERM INVESTMENT (0.2%)
  REPURCHASE AGREEMENT (0.2%)
 $       337  The Chase Manhattan Bank, N.A., 5.35%, dated
                12/29/95, due 1/02/96, to be repurchased at
                $337, collateralized by $337 United States
                Treasury Bonds, 8.875%, due 8/15/17, valued at
                $348 (Cost $337)................................         337
                                                                  ----------
FOREIGN CURRENCY (3.1%)
   AUD   145  Australian Dollar.................................         108
  GBP  1,147  British Pound.....................................       1,781
   DEM 6,156  Deutsche Mark.....................................       4,293
   HKD   359  Hong Kong Dollar..................................          46
  JPY      9  Japanese Yen......................................          --
   NZD    63  New Zealand Dollar................................          41
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $6,246)............................       6,269
                                                                  ----------
TOTAL INVESTMENTS (101.2%) (Cost $208,494)......................     201,071
                                                                  ----------

OTHER ASSETS (0.7%)
  Receivable for Investments Sold.................  $        820
  Receivable for Portfolio Shares Sold............           225
  Dividends Receivable............................           209
  Foreign Withholding Tax Reclaim Receivable......           199
  Interest Receivable.............................            16
  Other...........................................            12       1,481
                                                    ------------
LIABILITIES (-1.9%)
  Payable for Investments Purchased...............        (1,492)
  Net Unrealized Loss on Forward Foreign Currency
    Exchange Contracts............................          (933)
  Payable for Portfolio Shares Redeemed...........          (882)
  Investment Advisory Fees Payable................          (440)
  Custodian Fees Payable..........................           (31)
  Bank Overdraft..................................           (29)
  Administrative Fees Payable.....................           (27)
  Other Liabilities...............................           (49)     (3,883)
                                                    ------------  ----------
NET ASSETS (100%)...............................................  $  198,669
                                                                  ----------
                                                                  ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 13,299,989 outstanding $.001 par
  value shares (authorized 1,000,000,000
  shares).........................................                    $14.94
                                                                  ----------
                                                                  ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                         IN                       NET
 CURRENCY                             EXCHANGE                UNREALIZED
TO DELIVER     VALUE    SETTLEMENT      FOR         VALUE     GAIN (LOSS)
   (000)       (000)       DATE        (000)        (000)        (000)
-----------  ---------  ----------  ------------  ---------  -------------
  AUD   388  $     289   1/03/96    U.S.$    289  $     289           --
  DEM   587        410   1/04/96    JPY  42,205         409           (1)
 CHF  8,750      7,636   3/04/96    U.S.$  7,204      7,204         (432)
 DEM 10,300      7,198   3/04/96    U.S.$  7,099      7,099          (99)
ESP 675,000      5,521   3/04/96    U.S.$  5,107      5,107         (414)
JPY 798,840      8,026   10/11/96   U.S.$  8,400      8,400          374
U.S.$ 8,400      8,400   10/11/96   JPY 800,100       8,039         (361)
             ---------                            ---------        -----
             $  37,480                            $  36,547    $    (933)
             ---------                            ---------        -----
             ---------                            ---------        -----

------------------------------------------------------------

+             --      Non-income producing security
**            --      Security is valued at fair value -- See Note A-1
NCS           --      Non Convertible Shares
CHF           --      Swiss Franc
ESP           --      Spanish Peseta
ITL           --      Italian Lira

------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment.....................  $  47,307        23.8%
Consumer Goods........................     49,238        24.8
Energy................................      7,937         4.0
Finance...............................     20,583        10.4
Materials.............................     20,257        10.2
Multi-Industry........................      3,540         1.8
Services..............................     45,603        22.9
                                        ---------       ---
                                        $ 194,465        97.9%
                                        ---------       ---
                                        ---------       ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment           31.1%
Consumer Goods              14.9%
Electrical &
Electronics                 18.4%
Finance                      6.4%
Materials                    7.4%
Multi-Industry               1.5%
Services                    10.2%
Other                       10.1%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                PORTFOLIO  MSCI JAPAN INDEX (1)
4/25/94*                         $500,000               $500,000
12/31/94                         $491,500               $512,000
12/31/95                         $473,609               $515,533
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   ------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR    SINCE INCEPTION
                                   ------------  ----------------
PORTFOLIO........................       -3.64%          -3.17%
INDEX............................        0.69            1.83


1. The MSCI Japan Index is an unmanaged index of common stocks (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, debt securities convertible into common stock and common stock purchase warrants.

The total return of the Portfolio for the year ended December 31, 1995 was -3.64% as compared to 0.69% for the Morgan Stanley Capital International (MSCI) Japan Index for the same period. The average annual total return of the Portfolio for the period from inception in April 1994 through December 31, 1995 was -3.17% as compared to 1.83% for the MSCI Japan Index for the same period.

During 1995 the Japanese equity market fluctuated greatly, beginning the first six months with a rapid decline then recovering in the latter half of the year with a remarkable rally to end the year almost flat. The first half was marked by unexpected events such as the Mexican peso crisis, the Great Hanshin Earthquake, bankruptcy of Barings Securities, Sarin subway gas attacks and the unprecedented rise of the yen. Sentiment was greatly affected by the above mentioned factors and equity market participants questioned Japan's anemic economic recovery with the relentless strength of the yen.

Since the Clinton administration came to power, the rise of the yen continued unabated as Japan's massive trade imbalance and structural reforms became critical to the world outside Japan and currency pressure seemed a last resort by the world to force Japan to address these issues. In fact, during March 1995 the yen reached a post World War II high of 79.80 yen to the dollar. The systematic rise of the yen indeed made the authorities in Japan reflect on their politics and policies and several important reforms took effect resulting in a meaningful weakness for the yen during the second half of the year.

Supply and demand for equities were also greatly influenced by the foreign exchange. Firstly, a strong yen is negative for corporate earnings and foreign and
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE JAPANESE EQUITY PORTFOLIO (CONT.)

Japanese investors alike began liquidating equity portfolios during the first two quarters. Furthermore, the spiraling effect of a weak economy resulted in Japanese financial institutions and corporate investors increasing their "structural selling" to help offset balance sheets with latent profits held in equities, as well as life insurance companies and banks raising cash to meet their solvency margins. With these multiple negative factors occurring simultaneously the equity market declined by 26% during the first half of 1995.

The second half of 1995 saw a reversal of the currency, with the Japanese authorities seriously addressing structural reforms, as well as a technical rebound from extremely oversold conditions. The greatest impact on the market, in our opinion, was the coordinated currency intervention which occurred from May 31 by the 12 major countries. Moreover, we believe, at the Halifax G-7 Summit meeting, a consensus was formed that Japan's weak economy and spiraling deflation was not only Japan's problem but that of the entire world. It appears a "barter" occurred whereby the world would weaken the yen if Japan compromised and addressed the need to open their markets and deregulate. Indeed, thereafter Japan cut the Official Discount Rate to .05% (lowest on record and among G-7 nations) and an additional $140 billion stimulus package was announced in September, while the Bank of Japan increased base money dramatically to 7.7% in November. Additionally, the Ministry of Finance deregulated overseas investments by Japanese life insurance companies. The result of the actions by Japan as well as the massive currency intervention were reflected in the exchange rate move of 80 yen to 100 yen to the dollars by the end of September.

By December the Tankan report showed a marked increase in confidence by Japanese corporations, and profits for major business in Japan began showing double digit growth. The stock market, after hitting its lows in July, staged a powerful rally, led by electronic companies and international blue-chip issues. Towards the end of the year, the Daiwa Bank scandal and the Japan premium associated with the banking sector caused the market to consolidate the rapid gains from mid-summer. In December, some solutions to the "Junsen's" non-performing loans, including the use of public funds, were put forth to the Diet, causing a year end short-squeeze that depressed bank shares. Thus, in 1995 the stock market was shaped like a classic "V" sign ending approximately at the same level as it began.

The Portfolio's overweighting in high-tech shares such as Hitachi, Toshiba and NEC were positive. Performance was negatively impacted by the first-half's currency hedge, which in retrospect, was too early and dragged full year performance slightly lower.

The key to 1996 is whether the current economic recovery is for real. We are optimistic on Japan's prospects for the following reasons:

1) Further weaking of the yen, supported by G-7.
2) Prime Minister Hashimoto's stated purpose is economic recovery and addressing non-performing loans held by banks.
3) Acceleration of structural changes in Japan.
4) Mr. Hashimoto's leadership abilities to implement policy in a effective manner.
5) Restructuring by corporate Japan coming to fruition.

We believe that with the yen stable to weakening over the course of the year, it will have material positive impact on corporate Japan and that private capital expenditure will recover after being flat for the last 4 years. Private consumption is already showing signs of improvement and we believe real GDP will increase 2.5% or more in fiscal 1996, higher than most consensus estimates. Moreover, corporate profits should accelerate quarter-over-quarter and the stock market should also rise in anticipation of these earnings gains. Also, allocation of foreign pension funds to Japanese equities will also likely increase while individual investors in Japan will return to the equity market in the current low interest rate environment.

Our strategy is to continue to have overweight positions in economic sensitive names which comprise value and hold no bank shares which still do not represent value in our opinion. The 1995 year-end rally in banking shares is viewed as a temporary phenomenon, in our opinion, and investors should be critically focused on individual stock selection. The Portfolio currently maintains an approximate 70% hedge on the yen, which we believe to be a critical strategic decision based on our assumptions of a continuing weakening yen versus the U.S. dollar for the foreseeable future.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (89.9%)
  CAPITAL EQUIPMENT (31.1%)
   240,000  Amada Co., Ltd....................................  $    2,371
   132,000  Dai Nippon Printing Co., Ltd......................       2,237
   136,000  Daifuku...........................................       1,923
   146,000  Daikin Industries Ltd.............................       1,428
    77,000  Fuji Machine Manufacturing Co.....................       2,759
    80,000  Kurita Water Industries...........................       2,131
    39,000  Kyocera Ltd.......................................       2,897
    90,000  Kyudenko Co., Ltd.................................       1,185
    60,000  Matsui Construction...............................         467
    80,000  Matsushita Communication Industries...............       1,860
   360,000  Mitsubishi Heavy Industries Ltd...................       2,870
    67,000  Nifco, Inc........................................         876
    80,000  Nippon Pillar Packing.............................       1,023
   294,000  Obayashi Corp.....................................       2,335
   240,000  Ricoh Co., Ltd....................................       2,626
   300,000  Taisei Corp., Ltd.................................       2,001
   260,000  Teijin Seiki Co., Ltd.............................       1,334
    62,000  Tokyo Electron Ltd................................       2,402
    60,000  Toshiba Engineering & Construction................         494
   320,000  Tsubakimoto Chain.................................       1,925
                                                                ----------
                                                                    37,144
                                                                ----------
  CONSUMER GOODS (14.9%)
   113,000  Canon, Inc........................................       2,047
    79,000  Fuji Photo Film Ltd...............................       2,280
   131,000  Japan Vilene Co., Ltd.............................         826
    37,000  Nintendo Corp., Ltd...............................       2,813
   278,000  Nissan Motor Co...................................       2,135
    71,000  Sankyo Co., Ltd...................................       1,595
    37,000  Shimamura Co., Ltd................................       1,430
   230,000  Suzuki Motor Co., Ltd.............................       2,562
    95,000  Yamanouchi Pharmaceutical Co......................       2,042
                                                                ----------
                                                                    17,730
                                                                ----------
  ELECTRICAL & ELECTRONICS (18.4%)
    70,000  CMK...............................................         997
   344,000  Hitachi Ltd.......................................       3,465
   187,000  Matsushita Electric Industries Ltd................       3,043
    85,000  Mitsumi Electric Co., Ltd.........................       2,050
   294,000  NEC Corp..........................................       3,588
    28,000  Sony Corp.........................................       1,679
   235,000  Stanley Electric Co...............................       1,411
    40,000  TDK Corp..........................................       2,042
   464,000  Toshiba Corp......................................       3,636
                                                                ----------
                                                                    21,911
                                                                ----------
  FINANCE (6.4%)
   180,000  Daiwa Securities Co., Ltd.........................       2,754
    77,000  Hitachi Credit Corp...............................       1,395
    50,000  Nichido Fire & Marine Insurance Co., Ltd..........         402
   131,000  Nomura Securities Co..............................       2,855
    43,000  Sumitomo Corp. Leasing Ltd........................         221
                                                                ----------
                                                                     7,627
                                                                ----------
  MATERIALS (7.4%)
   171,000  Asahi Tec Corp....................................       1,136
   298,000  Daicel Chemical Industry Ltd......................       1,694

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
   226,000  Kaneka Corp.......................................  $    1,425
    60,000  Kansei Corp.......................................         486
   128,000  Okura Industrial Co., Ltd.........................         874
   155,000  Sanwa Shutter.....................................       1,124
   142,000  Sekisui Chemical Co...............................       2,091
                                                                ----------
                                                                     8,830
                                                                ----------
  MULTI-INDUSTRY (1.5%)
    40,100  FamilyMart........................................       1,810
                                                                ----------
  SERVICES (10.2%)
    82,000  Daibiru Corp......................................         930
   190,000  Inabata & Co......................................       1,343
   117,000  Keihanshin Real Estate............................         896
   146,000  Mitsubishi Estate Co., Ltd........................       1,824
   100,000  Nippon Konpo Unyu Soko............................         852
       269  Nippon Telegraph & Telephone Corp.................       2,175
    32,000  Nishio Rent All Co................................         738
    39,000  Sangetsu Co., Ltd.................................         982
    35,000  Secom Co., Ltd....................................       2,434
                                                                ----------
                                                                    12,174
                                                                ----------
TOTAL COMMON STOCKS (Cost $105,078)...........................     107,226
                                                                ----------
   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (7.2%)
  REPURCHASE AGREEMENT (7.2%)
  $  8,601  The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $8,606, collateralized by $5,665 United States
              Treasury Bonds, 11.75%, due 11/15/14, valued at
              $8,774 (Cost $8,601)............................       8,601
                                                                ----------
FOREIGN CURRENCY (0.0%)
  JPY2,734  Japanese Yen (Cost $26)...........................          26
                                                                ----------
TOTAL INVESTMENTS (97.1%) (Cost $113,705).....................     115,853
                                                                ----------

OTHER ASSETS (3.1%)
  Net Unrealized Gain on Forward Foreign Currency   $    3,571
   Exchange Contracts.............................
  Receivable for Portfolio Shares Sold............          67
  Dividends Receivable............................          20
  Interest Receivable.............................           4
  Other...........................................           4       3,666
                                                    ----------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable................        (165)
  Administrative Fees Payable.....................         (15)
  Custodian Fees Payable..........................         (12)
  Bank Overdraft..................................          (6)
  Other Liabilities...............................         (43)       (241)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  119,278
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 12,868,920 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................       $9.27
                                                                ----------
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                           IN                      NET
  CURRENCY                              EXCHANGE               UNREALIZED
 TO DELIVER      VALUE    SETTLEMENT       FOR        VALUE       GAIN
    (000)        (000)       DATE         (000)       (000)       (000)
-------------  ---------  -----------  -----------  ---------  -----------
JPY 1,649,900  $  16,099     2/26/96   U.S.$17,500  $  17,500   $   1,401
JPY 2,064,876     20,162     2/29/96   U.S.$21,300     21,300       1,138
JPY 2,522,843     24,716     3/25/96   U.S.$25,500     25,500         784
JPY 1,350,000     13,332     5/22/96   U.S.$13,580     13,580         248
               ---------                            ---------  -----------
               $  74,309                            $  77,880   $   3,571
               ---------                            ---------  -----------
               ---------                            ---------  -----------

------------------------------------------------------------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina       10.3%
Brazil          52.9%
Colombia         2.6%
Mexico          31.9%
Venezuela        2.7%
Other           -0.4%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                         LATIN AMERICAN
                              MSCI EMERGING MARKETS GLOBAL LATIN AMERICAN INDEX (1)         PORTFOLIO
1/18/95*                                                                    500,000                  500,000
12/31/95                                                                    459,800                  456,600
*Commencement of operation
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
-------------------------------------------

                                                   TOTAL
                                                 RETURN(2)
                                                ------------
                                                    YTD
                                                ------------
PORTFOLIO.....................................     -8.68%
INDEX.........................................     -8.04


1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment, primarily, in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the period from inception on January 18, 1995 through December 31, 1995, the total return of the Portfolio was -8.68% compared with -8.04% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Global Latin America Index for the same period.

The negative performance of the Latin markets in the final quarter of 1995 was attributable primarily to peso weakness in Mexico and political infighting that stalled reforms in Brazil. The markets were also subject to tax-loss selling. By the end of November, however, the markets stabilized and commenced a rally driven by short-covering and bottom fishing in view of the region's improving fundamentals.

The Portfolio's underperformance was a result of its overweighting of Brazil and interest sensitive Mexican stocks and its underweighting of Chile and Argentina. While 1995 was a disappointing year, the Portfolio's strategy is to invest in Latin American equities based on secular driving forces which we believe will produce absolute and relative outperformance over the medium term. To this end, we believe that Brazil and Mexico will rebound more dramatically than the more defensive markets such as Chile.

Over the fourth quarter, the MSCI Index for Brazil decreased 11% in U.S. dollars resulting in a net decrease of 21% for 1995. The government was successful in breaking the constitutional monopolies in the oil and telecom sectors. Year-end foreign reserves reached a record level of U.S.$50 billion. The government engineered a cooling of the economy, slowing GDP growth from 10.4% in Q1 to 4.5% for the full year. 1995 saw a spectacular reduction in the inflation rate to 22% for the year from 900% in 1994. All the while, Cardoso maintained approval ratings of over 50%.
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE LATIN AMERICAN PORTFOLIO (CONT.)

Nevertheless, the negative sentiment from the Mexico crisis and disappointment in the pace of reform led to a decline in the Brazilian market for the year. The market's underperformance has been driven by the tight monetary policy necessary to control inflation. Real interest rates well over 20% slowed down the economy and kept financial assets out of the equity market. In the final quarter of the year a political scandal spooked investors regarding Cardoso's ability to maintain the momentum for reform.

The key task in 1996 will be the implementation of tax, social security and administrative changes necessary to reduce the growing fiscal imbalance. Government expenses on personnel are too high. We believe that with Cardoso's strong approval ratings, the pro-reform forces will make significant, albeit not steady progress on these issues throughout 1996. With the fall in inflation and the desire to reactivate the economy, monetary authorities will likely guide short-term interest rates markedly lower over the course of the year, and we are expecting the economy to pick up noticeably in the second half of 1996. Overall, economic growth should be robust, led by consumption and domestic credit expansion and, subsequently, investment spending. We are particularly excited by
a) the telecommunications sector, which should demonstrate explosive earnings growth and is still quite inexpensively valued, b) the beer company Brahma, which is implementing a huge capacity expansion to keep pace with booming demand growth, and c) the banking sector, which should benefit by the decline in interest rates as provisioning levels decline and loan volumes expand, and which trades at the most attractive valuation levels in Latin America. Thus, the Portfolio will continue to overweight Brazilian equities into 1996 with an emphasis on telecom, banking and beverage stocks.

The Mexican stock market declined 4% in U.S. dollars for the fourth quarter, resulting in a decrease of 23% for the year. The year's performance was driven by an economic contraction necessary to stabilize the economy after Mexico's poorly implemented devaluation at the end of 1994. The Zedillo administration's stabilization program included tight monetary and fiscal policy that led to a deep recession over the first three quarters of the year, but managed to prevent the outbreak of uncontrolled inflation that had followed previous devaluations. The result was a steep increase in unemployment, a plunge in domestic demand and, consequently, a financial system crisis.

The shock therapy, while painful, has been effective in stabilizing the economy in the short-term and restructuring it for a higher level of sustainable growth. Mexico's trade accounts have turned from an U.S.$18.5 billion deficit in 1994 to an estimated U.S.$7.3 billion surplus for 1995. The current account is likely to be slightly positive for the year versus a negative U.S.$28 billion in 1994. Foreign exchange reserves, which had reached a low of U.S.$3.5 billion in January, grew to an estimated U.S.$16 billion by year-end, mostly as a result of the U.S. and IMF support programs.

Fourth quarter performance was the result of increased currency volatility. The peso's weakness resulted from the circular interplay of technical and fundamental factors arising from Mexico's balance sheet. Weak peso demand from investors led to a weakening outlook for recovery, which in turn further reduced peso demand which further reduced the outlook for recovery, etc. The vicious circle was broken by central bank intervention in the currency markets and continued support by the government for the banking system.

For 1996, the Portfolio is positioned to take advantage of resumed economic growth, decreasing interest rates and a stronger peso in real terms. Sentiment has begun to improve and valuations are not demanding for an economy emerging from a depression. While monetary policy is likely to remain tight to control inflation it will be less restrictive than in 1995. Further, Mexico's debt profile has improved significantly as debt amortizations for 1996 are projected at U.S.$10 billion versus U.S.$41 billion in 1995. The banking system rescue package is estimated to cost between 5-10% of GDP and, thus, will create a drag on growth for several years, yet the system is likely to resume lending in 1996. Fears of a generalized financial collapse have faded. The Portfolio is overweight bank, cement and construction companies and underweight stocks dependent on consumer spending. One exception is FEMSA, a very attractively valued beer company (the Dos Equis brand).

The MSCI Index for Argentina increased 17% in U.S. dollars for the fourth quarter and is up 9% for 1995. Argentina's performance is the result of its demonstrated commitment to its currency convertibility system. In response to capital outflows as a consequence of the Mexican crisis, the government bravely chose fiscal austerity. Inflation for the year came in at 1.8%,

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE LATIN AMERICAN PORTFOLIO (CONT.)

a lifetime low for most Argentines. The currency held firm against the dollar. Due to the return of confidence and capital flows, economic growth should resume in 1996 after falling 3% in 1995. While bullish about the macrofundamentals, the Portfolio is neutral on the market in light of uninspiring earnings growth forecasts for the listed companies.

The Chilean market decreased 2% in the fourth quarter for a twelve month decline of 6%. The market was relatively insulated from the general sell-off due to the country's restrictions on capital repatriation by foreigners and its very positive macroeconomic fundamentals. However, in light of high relative valuations and an unpromising outlook on interest rates, currency and earnings growth, the Portfolio will continue its underweighting of the market.

Peru increased 3% for the quarter bringing its net full year appreciation to 22%. The country's strong GDP growth and rising global commodities prices helped offset the selling pressure arising from the Mexico crisis. At this point, the equities seem fully valued and prospective returns are likely to be weak. Colombia declined 5% for the fourth quarter bringing its net performance to a decrease of 28% for 1995. The market's performance was attributable to a presidential election scandal involving illegal campaign contributions. While Colombian equities are not expensive, the central bank is likely to maintain a restrictive monetary policy to combat stubborn inflation.

Venezuela decreased 18% in the quarter leaving the market down 29% for the year. Faced with dwindling foreign exchange reserves and mounting debt arrears, Venezuela devalued its currency in response to IMF preconditions for financial assistance. While the country's role as a major oil supplier provides long-term support, the country is currently stagnating under a huge fiscal deficit. The equity market also suffers from continued foreign exchange restrictions.

The performance of Latin American equity markets in 1995 was driven by the fallout from the Mexican currency crisis. This crisis presented a clear challenge and raised the question of whether Latin America would continue, unlike in previous crises, along the path of political and economic modernization. The answer was a clear "Yes", as orthodox economic policies prevailed in all countries, save Venezuela, in managing the crisis.

1995 represented an extreme cyclical test of the Latin America story. The long-term, secular trends driving equity appreciation and earnings growth of Latin American companies remain intact: 1) sound economic policies continue to enhance competitiveness, improve living standards and increase political stability throughout most of the region; 2) accelerating global trade continues to open new markets to Latin American producers; 3) professional management of economic resources by the private sector continues to increase the efficiency of companies in the region. In short, the fundamental outlook remains positive for Latin American companies to continue to achieve high earnings growth and, thus, for the stock markets' prospects for continuing to deliver superior, long-term investment performance.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                                            VALUE
     SHARES                                                                 (000)
------------------------------------------------------------
COMMON STOCKS (62.9%)
  ARGENTINA (10.3%)
           4,030   Banco de Galicia Y Buenos Aires ADR...............  $             83
         144,371   Banco del Suquia, Class B.........................               195
           3,473   Banco Frances ADS.................................                93
         #19,575   Capex S.A. ADR....................................               286
           8,659   Quilmes Industrial S.A............................               135
           3,950   Telecom Argentina S.A. ADR........................               188
          22,215   Telefonica de Argentina S.A. ADR..................               606
                                                                                -------
                                                                                  1,586
                                                                                -------
  BRAZIL (20.2%)
      19,488,000   Cia Acos Especiais Itabira........................                92
        +#13,445   Cia Brasileira ADR................................               134
          #1,224   Cia Energetica de Minas Gerais ADR................                27
          #6,842   Cia Energetica de Minas Gerais GDR................               151
       2,295,000   Eletrobras........................................               621
         #27,650   Eletrobras ADR....................................               375
           1,400   Electrobras ADR, Class B..........................                19
         +#3,930   Lojas Americanas S.A. ADR.........................                33
       7,240,000   Refrigeracao Parana S.A...........................                13
          #6,845   Rhodia-Ster ADS...................................                62
         515,000   Servicos de Eletricidade..........................               165
       3,590,000   Telebras..........................................               139
         #25,320   Telebras ADR......................................             1,200
         538,500   Telecomunicacoes de Sao Paulo.....................                78
                                                                                -------
                                                                                  3,109
                                                                                -------
  COLOMBIA (0.5%)
         #15,330   Banco de Colombia GDR.............................                80
                                                                                -------
  MEXICO (31.9%)
          79,160   Apasco S.A., Class A..............................               325
         213,980   Banacci, Class B..................................               359
          52,329   Banacci, Class L..................................                78
         +23,950   Cemex CPO ADR.....................................               158
         149,248   Cemex S.A., Class A...............................               493
        +143,000   Cifra S.A. de C.V., Class B.......................               149
          24,160   Empresas ICA S.A. ADR.............................               248
         299,100   FEMSA, Class B....................................               674
         +#7,210   Grupo Carso S.A. ADR..............................                77
        #118,585   Grupo Financiero Bancomer ADR.....................               689
          13,270   Alfa S.A. de C.V., Class A........................               171
          15,070   Grupo Televisa S.A. ADR...........................               339
          11,870   Kimberly Clark de Mexico S.A. de C.V., Class A....               180
           8,185   Panamerican Beverages, Inc., Class A..............               262
          21,945   Telefonos de Mexico S.A. ADR, Class L.............               699
                                                                                -------
                                                                                  4,901
                                                                                -------
TOTAL COMMON STOCKS (Cost $9,082)....................................             9,676
                                                                                -------

                                                                            VALUE
     SHARES                                                                 (000)
------------------------------------------------------------
PREFERRED (NON-VOTING STOCKS) (32.7%)
  BRAZIL (32.7%)
      65,136,249   Banco Bradesco S.A................................  $            570
     +19,913,000   Banco do Brasil...................................               225
    **11,847,000   Banco Nacional S.A................................                25
       1,892,173   Brahma............................................               779
        +148,500   Centrais Eletricas de Santa Catarina, Class B.....                72
      +4,811,000   Cia Energetica de Minas Gerais....................               107
       7,899,000   Cia Paulista de Forca E Luz.......................               211
       3,566,000   Continental 2001..................................                44
         479,000   Coteminas.........................................               160
        +189,211   Dixie Toga S.A....................................               165
       1,664,000   Eletrobras, Class B...............................               450
       1,126,400   Itaubanco.........................................               314
         151,000   Itausa Investimentos Itau S.A.....................                82
       8,180,000   Lojas Renner......................................               219
          63,000   Multibras S.A.....................................                47
       3,280,000   Petrobras.........................................               280
      38,295,000   Refrigeracao Parana S.A...........................                76
      15,109,000   Telebras..........................................               728
         551,000   Telecomunicacoes de Sao Paulo.....................                81
       1,518,000   Vale Do Rio Doce..................................               250
         329,000   WEG S.A...........................................               135
                                                                                -------
TOTAL PREFERRED (NON-VOTING STOCKS) (Cost $5,375)....................             5,020
                                                                                -------

      FACE
     AMOUNT
     (000)
----------------
FIXED INCOME SECURITIES (4.8%)
  BONDS (2.1%)
    COLOMBIA (2.1%)
      $     #430   Banco de Colombia 5.20%, 2/01/99
                     (Cost $380).....................................               327
                                                                                -------
  CONVERTIBLE DEBENTURES (2.7%)
    VENEZUELA (2.7%)
             750   Republic of Venezuela Debt Conversion Bonds,
                     Series DL, (Floating Rate), 6.563%, 12/18/07
                     (Cost $394).....................................               413
                                                                                -------
TOTAL FIXED INCOME SECURITIES (Cost $774)............................               740
                                                                                -------

     NO. OF
     RIGHTS
----------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
    +**2,058,932   Banco Bradesco, expiring 1/31/96
                     (Cost $0).......................................                 3
                                                                                -------
TOTAL FOREIGN SECURITIES (100.4%) (Cost $15,231).....................            15,439
                                                                                -------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     AMOUNT                                                                 VALUE
     (000)                                                                  (000)
------------------------------------------------------------
FOREIGN CURRENCY (0.2%)
     ARP       7   Argentine Peso....................................  $              7
     BRC       4   Brazilian Real....................................                 4
      MXP    155   Mexican Peso......................................                20
    PSS        2   Peruvian New Sol..................................                 1
                                                                                -------
TOTAL FOREIGN CURRENCY (Cost $32)....................................                32
                                                                                -------
TOTAL INVESTMENTS (100.6%) (Cost $15,263)............................            15,471
                                                                                -------

OTHER ASSETS (4.1%)
  Receivable for Investments Sold........  $     581
  Dividends Receivable...................         42
  Interest Receivable....................         11
  Other..................................          1        635
                                           ---------
LIABILITIES (-4.7%)
  Bank Overdraft.........................       (415)
  Payable for Portfolio Shares
   Redeemed..............................       (237)
  Custodian Fees Payable.................        (29)
  Investment Advisory Fees Payable.......         (7)
  Sub-Administrative Fees Payable........         (5)
  Administrative Fees Payable............         (4)
  Other Liabilities......................        (33)      (730)
                                           ---------  ---------
NET ASSETS (100%)...................................  $  15,376
                                                      ---------
                                                      ---------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 1,697,153 outstanding $.001 par
  value shares (authorized 500,000,000 shares)......      $9.06
                                                      ---------
                                                      ---------

------------------------------------------------
+   -- Non-income producing security
**  -- Security is valued at fair value -- See Note A-1
#   -- 144A Security -- Certain conditions for public sale may exist.
ADR -- American Depositary Receipt
ADS -- American Depositary Shares
GDR -- Global Depositary Receipt
CPO -- Certificate of Participation.
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1995.

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
-----------------------------------------------------------------
Capital Equipment......................  $     344          2.3%
Consumer Goods.........................      2,512         16.3
Energy.................................      2,881         18.7
Finance................................      3,124         20.3
Government.............................        413          2.7
Materials..............................      1,719         11.2
Multi-Industry.........................        389          2.5
Services...............................      4,057         26.4
                                         ---------      -----
                                         $  15,439        100.4%
                                         ---------      -----
                                         ---------      -----

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE AGGRESSIVE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods/Construction      16.0%
Consumer Cyclical               14.4%
Consumer Staples                30.8%
Diversified                      4.1%
Finance                         26.0%
Services                         1.4%
Technology                       8.5%
Other                           -1.2%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   AGGRESSIVE EQUITY       LIPPER CAPITAL APPRECIATION INDEX
                                       PORTFOLIO                          (1)
03/08/89*                                        500,000                              500,000
12/31/95                                         706,250                              629,000
*Commencement of operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------

                                               TOTAL RETURN(2)
                                               ----------------
                                                     YTD
                                               ----------------
PORTFOLIO....................................         41.25%
LIPPER CAPITAL APPRECIATION INDEX............         25.80
S&P 500 INDEX................................         30.17


1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Aggressive Equity Portfolio seeks long-term capital appreciation through a concentrated, non-diversified portfolio of U.S. stocks. Short sales and options can be used to enhance performance, although this strategy was not being utilized at December 31, 1995. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time. At December 31, 1995, there were 36 positions in the Portfolio.

From inception on March 8, 1995 through December 31, 1995, the total return for the Portfolio was 41.25%, as compared to 25.80% for the Lipper Capital Appreciation Index and 30.17% for the S&P 500 Index for the same period.

For the quarter ended December 31, 1995, total return for the Portfolio was 6.53%, compared to a 1.72% for the Lipper Capital Appreciation Index and 6.02% for the S&P 500 Index for the same period.

The largest holding in the Portfolio at December 31, 1995, was tobacco and food company Philip Morris which represented approximately 19% of net assets. Philip Morris has been the Portfolio's largest holding throughout the year and has risen approximately 43% since we first initiated a position in March. Philip Morris currently trades at 11.8 times 1996 earnings estimates and 10 times 1997; is growing earnings at 15%+; will likely raise the dividend 15-20% in August; and is buying back about 4% of the company's market capitalization each year. In the present low interest rate environment, the company's high debt leverage, high dividend yield, and substantial free cash flow are a powerful and compelling combination. We believe the stock should have another strong year in 1996.

The Portfolio's second largest position at year end was Wells Fargo, representing approximately 9% of net assets. A combination of factors makes Wells Fargo particularly attractive now: 1) if the company wins the battle for First Interstate the likely synergies and cost savings are extensive; 2) even without First Interstate, Wells Fargo should continue to show good earnings growth; top and bottom-line results reported for the September quarter were surprisingly strong which caused analysts to raise estimates; 3) the company has

------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE AGGRESSIVE EQUITY PORTFOLIO (CONT.)

been successfully restructuring its business, reducing its dependence on low return lending and share buybacks and focusing on new growth opportunities and fee income while reducing the cost of branch banking; 4) the stock trades at 9.5 times 1996 estimated earnings and 8.5 times 1997 and will generate 12-20% earnings growth for the next several years; 5) although the company cannot buy back stock due to the battle for First Interstate, if their bid is unsuccessful management has committed to make up for lost time when they are free to resume their buyback (they have been buying back 2% of their stock per quarter); 6) the California economy should grow faster than the country as a whole; and 7) Warren Buffet owns 14% of the company and the management, in general, is very shareholder-oriented. In short, in Wells Fargo we have a stock with a low price/earnings ratio, solid growth outlook and the potential for events that could cause the stock to rise significantly.

The Portfolio's third largest holding at December 31 was HFS, formerly known as Hospitality Franchise Systems. We rarely take large positions in high p/e, high beta growth stocks preferring instead to take a basket approach to minimize the event risk inherent in these types of issues. We have owned HFS since management announced the acquisition of Century 21, making the company the biggest player in the U.S. hotel and residential broker businesses. With their market clout, the company is charging fees for preferred access to its customer base and is providing unique benefits to its consumers. We think this is a brilliant marketing strategy which will pay big dividends in the future. In the meantime the stock has risen from $29 when the deal was announced to $74 currently with earnings estimates rising almost weekly. Current expectations call for earnings of $1.46 in 1995 rising to $2.25 this year for a 54% gain. We expect the stock to have another banner year.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (101.2%)
  CAPITAL GOODS/CONSTRUCTION (16.0%)
    AEROSPACE & DEFENSE (9.2%)
     8,900  General Dynamics Corp.............................  $      526
    10,200  McDonnell Douglas Corp............................         938
    12,300  United Technologies Corp..........................       1,167
                                                                ----------
                                                                     2,631
                                                                ----------
    BUILDING & CONSTRUCTION (2.8%)
    18,400  American Standard Co..............................         515
    19,900  AMRE, Inc.........................................         291
                                                                ----------
                                                                       806
                                                                ----------
    MACHINERY (4.0%)
    16,300  Sundstrand Corp...................................       1,147
                                                                ----------
  TOTAL CAPITAL GOODS/CONSTRUCTION............................       4,584
                                                                ----------
  CONSUMER CYCLICAL (14.4%)
    ENTERTAINMENT & LEISURE (2.4%)
     4,700  Eastman Kodak Co..................................         315
     6,400  Walt Disney Co....................................         378
                                                                ----------
                                                                       693
                                                                ----------
    FOOD SERVICE & LODGING (5.0%)
   +17,300  HFS, Inc..........................................       1,414
                                                                ----------
    PUBLISHING (1.8%)
    42,300  K-III Communications, Corp........................         513
                                                                ----------
    RETAIL-GENERAL (5.2%)
   +20,700  AutoZone, Inc.....................................         598
   +25,200  General Nutrition Cos., Inc.......................         580
     6,700  Home Depot, Inc...................................         321
                                                                ----------
                                                                     1,499
                                                                ----------
  TOTAL CONSUMER CYCLICAL.....................................       4,119
                                                                ----------
  CONSUMER STAPLES (30.8%)
    BEVERAGES & TOBACCO (2.9%)
    15,000  Coca Cola Enterprises, Inc........................         401
    13,800  RJR Nabisco Holdings Corp.........................         426
                                                                ----------
                                                                       827
                                                                ----------
    CIGARETTES (19.8%)
    59,400  Philip Morris Cos., Inc...........................       5,376
     8,400  UST, Inc..........................................         280
                                                                ----------
                                                                     5,656
                                                                ----------
    DRUGS (5.0%)
    16,200  Pharmacia & Upjohn, Inc...........................         628
    14,600  Schering-Plough Corp..............................         799
                                                                ----------
                                                                     1,427
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    FOOD (3.1%)
    12,000  Ralston Purina Group..............................  $      749
     2,700  Wrigley (William) Jr. Co..........................         142
                                                                ----------
                                                                       891
                                                                ----------
  TOTAL CONSUMER STAPLES......................................       8,801
                                                                ----------
  DIVERSIFIED (4.1%)
    14,900  Loews Corp........................................       1,168
                                                                ----------
  FINANCE (26.0%)
    BANKING (15.0%)
     6,700  Chase Manhattan Corp..............................         406
     9,300  First Interstate Bancorp..........................       1,269
    12,100  Wells Fargo & Co..................................       2,614
                                                                ----------
                                                                     4,289
                                                                ----------
    FINANCIAL SERVICES (11.0%)
    31,800  American Express Co...............................       1,316
     6,000  Dean Witter Discover & Co.........................         282
     8,600  Federal National Mortgage Association.............       1,067
     7,000  Student Loan Marketing Association................         461
                                                                ----------
                                                                     3,126
                                                                ----------
  TOTAL FINANCE...............................................       7,415
                                                                ----------
  SERVICES (1.4%)
    TRANSPORTATION (1.4%)
   +26,600  Canadian National Railway.........................         399
                                                                ----------
  TECHNOLOGY (8.5%)
    COMPUTERS (0.8%)
    +3,000  Intuit, Inc.......................................         234
                                                                ----------
    ELECTRONICS (3.7%)
    +9,600  Applied Materials, Inc............................         378
     4,500  Intel Corp........................................         255
     9,300  Watkins-Johnson Co................................         407
                                                                ----------
                                                                     1,040
                                                                ----------
    OFFICE EQUIPMENT (4.0%)
    +5,500  Digital Equipment Corp............................         352
     8,500  International Business Machines Corp..............         780
                                                                ----------
                                                                     1,132
                                                                ----------
  TOTAL TECHNOLOGY............................................       2,406
                                                                ----------
TOTAL COMMON STOCKS (Cost $27,097)............................      28,892
                                                                ----------

   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (5.6%)
  U.S. GOVERNMENT AGENCY OBLIGATION (5.6%)
  $ 1,600   Federal National Mortgage Association Discount
              Note 5.50%, 1/22/96
              (Cost $1,595)...................................       1,595
                                                                ----------
TOTAL INVESTMENTS (106.8%) (Cost $28,692).....................      30,487
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  AMOUNT
                                                                  (000)
------------------------------------------------------------
OTHER ASSETS (12.0%)
  Receivable for Securities Sold Short............  $    2,707
  Receivable for Investments Sold.................         448
  Receivable for Portfolio Shares Sold............         210
  Dividends Receivable............................          62
  Other...........................................           1  $   3,428
                                                    ----------
LIABILITIES (-18.8%)
  Securities Sold Short, at Value (Proceeds
   $2,707)........................................      (2,642)
  Bank Overdraft..................................      (1,797)
  Payable for Investments Purchased...............        (873)
  Investment Advisory Fees Payable................         (22)
  Administrative Fees Payable.....................          (4)
  Custodian Fees Payable..........................          (3)
  Other Liabilities...............................         (26)    (5,367 )
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  28,548
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 2,345,287 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $12.17
                                                                ----------
                                                                ----------

------------------------------------------------------------

+             --      Non-income producing security

Interest rate disclosed for U.S. Government Agency discount note represents effective yields at December 31, 1995.
------------------------------------------------------------

                                                          VALUE
 SHARES                                                   (000)
------------------------------------------------------------
SECURITIES SOLD SHORT (NOTE A-9)
   26,600  Canadian National Railway..................  $     399
    5,500  Digital Equipment Corp.....................        352
    3,000  Intuit, Inc................................        234
   16,200  Pharmacia & Upjohn, Inc....................        628
   12,000  Ralston Purina Group.......................        749
    8,400  UST, Inc...................................        280
                                                        ---------
           (Total Proceeds $2,707)....................  $   2,642
                                                        ---------
                                                        ---------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE EMERGING GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclical       19.4%
Consumer Staples        29.5%
Finance                  3.3%
Materials                2.9%
Services                14.7%
Technology              27.5%
Other                    2.7%

COMPARISON OF THE CHANGE IN VALUE OF A $250,000**
INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 NASDAQ COMPOSITE INDEX (1)   EMERGING GROWTH PORTFOLIO
11/1/89*                                            $250,000                   $250,000
10/31/90                                            $180,980                   $226,818
10/31/91                                            $297,928                   $407,900
10/31/92                                            $332,050                   $377,398
12/31/92                                            $371,438                   $408,910
12/31/93                                            $426,225                   $408,910
12/31/94                                            $412,600                   $406,375
12/31/95                                            $577,310                   $541,739
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX(1)
-----------------------------------

                                   TOTAL RETURNS(2)
                  --------------------------------------------------
                                 AVERAGE ANNUAL     AVERAGE ANNUAL
                    ONE YEAR       FIVE YEARS       SINCE INCEPTION
                  ------------  -----------------  -----------------
PORTFOLIO.......       33.31%          14.48%             13.36%
INDEX...........       39.92           22.99              14.53


1. The NASDAQ Composite Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Emerging Growth Portfolio invests primarily in growth-oriented common stocks of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have gross revenues ranging from $10 million to $750 million.

The total return of the Portfolio for the year ended December 31, 1995 was 33.31%, as compared to 39.92% for the NASDAQ Composite Index for the same period. The average annual total return of the Portfolio for the five-year period ended December 31, 1995 and for the period from inception in November 1989 through December 31, 1995 were 14.48%, and 13.36%, respectively, compared to 22.99%, and 14.53% for the NASDAQ Composite Index for the same periods.

The fourth quarter and full year 1995 performance results were very positive for the Portfolio. During the three months ended December 31, 1995, the total return of the Portfolio was 2.77%. The total return for the year was the best annual gain since 1991. On a relative basis, the Portfolio outperformed most small capitalization benchmarks as well as the Lipper Small Company Growth Mutual Fund Index which gained 1.2% and 31.4% for the fourth quarter and 1995, respectively.

The performance pattern of the U.S. equity market in 1995 was large capitalization stocks outperforming small caps, and growth stocks providing much higher returns than value-oriented equity strategies. The Portfolio benefited from its focus on growth stocks and, despite its concentration on small-to-medium size companies, it nearly kept pace with the very strong large capitalization indices. The background of moderate economic growth, continued low inflation, and a downward trend in interest rates provided an ideal environment for growth stocks to outperform last year.

The main investment story in 1995 was electronic technology stocks. Technology was the best performing sector for the year, but reached a peak in the third quarter and suffered a fairly sharp decline in the final three months of the year. In our two previous quarterly letters, we commented that there were clearly some excesses developing in technology stocks.

------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EMERGING GROWTH PORTFOLIO (CONT.)

Valuations were high, initial public offerings of technology stocks were overheating (e.g. Netscape), and many portfolios were becoming dangerously overweighted with technology shares. While we continue to believe that the long-term growth opportunities in technology are outstanding, the short-term excesses call for a more cautious stance toward the technology sector over the near-term. During the second half of 1995, we reduced the technology weighting in the Portfolio from 32% of net assets on June 30, 1995 to 28% on December 31, 1995. This reduced technology weighting helped the Portfolio outperform in the fourth quarter despite the decline in technology share prices. The performance of the health care (20% of net assets) and business/financial services (31% of net assets) sectors of the Portfolio were relatively strong in the final three months of the year and more than offset the weakness in the technology stocks. The consumer area (20% of net assets) was about in line with the market during the fourth quarter.

As of December 31, 1995, the Portfolio held positions in 56 stocks with the largest holding (Healthsource) at 3.5% of total net assets. The top 10 holdings in the Portfolio comprised 31.3% of assets.

                                TOP TEN HOLDINGS

                                                   PERCENT OF
COMPANY                                            NET ASSETS
------------------------------------------------  -------------
Healthsource....................................         3.5%
Informix........................................         3.4
First Data......................................         3.3
CUC International...............................         3.3
HealthSouth Rehabilitation......................         3.2
HFS.............................................         3.1
Linear Technology...............................         2.9
Viking Office Products..........................         2.9
SunGard Data Systems............................         2.9
Cintas..........................................         2.8
                                                         ---
Total...........................................        31.3%

If the favorable economic background is sustained in the year ahead, emerging growth stocks have the potential to increase further in 1996-1997. We believe the current upcycle for small growth stocks that began in 1990 is not yet complete. The accompanying table depicting the fundamental characteristics of the companies held in the Portfolio, compared with the S&P 500, shows that while the emerging growth stocks are, on average, 2.1 times better than the S&P 500 companies, the price/earnings ratio is only 1.5 times as high. The relative P/E of 1.5 is in the middle of the 1.0 to 2.0 historic range. At the end of previous emerging growth upcycles, the relative P/E has reached the 2.0-2.2 range -- a level at which the superior fundamentals characteristics of emerging growth stocks are then fully reflected in share prices.

                           PORTFOLIO CHARACTERISTICS

                                         PORTFOLIO       S&P 500        RATIO
                                        ------------  -------------     -----
Five Year Estimated Earnings Growth...        21.7%          7.0%           3.1x
Operating Margin......................        20.6%         20.1%           1.0x
Return on Average Invested Capital....        16.7%         10.1%           1.7x
Long Term Debt as a % of Total
  Capital.............................        15.1%         40.0%           2.4x
                                                                             --
Average...............................                                      2.1x
Price/Earnings Ratio
  1996 estimated P/E..................        22.7x         15.4x           1.5x

Of course, nothing moves in a straight line (except the S&P 500 in 1995). The Portfolio has risen for six consecutive quarters and the net asset value has appreciated 51% since June 30, 1994. A correction is likely to occur at some point and the current Federal budget impasse in Washington could well be the catalyst. We believe the Portfolio is well positioned to weather a short-term correction and participate in what we see as a longer term and still unfinished upcycle.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
              ------------------------------------------------------------
COMMON STOCKS (97.3%)
  CONSUMER-CYCLICAL (19.4%)
    FOOD SERVICE & LODGING (6.8%)
   +37,700  Cheesecake Factory, Inc...........................  $      801
   +45,000  HFS, Inc..........................................       3,679
    70,000  Promus Hotel Corp.................................       1,558
  +111,600  Sonic Corp........................................       2,064
                                                                ----------
                                                                     8,102
                                                                ----------
    PRINTING & PUBLISHING (3.3%)
    80,000  Lee Enterprises, Inc..............................       1,840
   +27,000  Scholastic Corp...................................       2,099
                                                                ----------
                                                                     3,939
                                                                ----------
    RETAIL-GENERAL (9.3%)
   +70,000  Bed, Bath & Beyond, Inc...........................       2,704
   +35,000  Central Tractor Farm & Country, Inc...............         359
  +120,000  General Nutrition Cos., Inc.......................       2,760
   +30,000  Kohl's Corp.......................................       1,575
   +75,000  OfficeMax, Inc....................................       1,678
   +88,000  Sunglass Hut International, Inc...................       2,068
                                                                ----------
                                                                    11,144
                                                                ----------
  TOTAL CONSUMER-CYCLICAL.....................................      23,185
                                                                ----------
  CONSUMER-STAPLES (29.5%)
    DRUGS (6.1%)
   +60,000  Forest Laboratories, Inc..........................       2,715
    28,000  Genzyme Corp. -- General Division.................       1,736
    +9,800  Immucor, Inc......................................          91
   +55,000  Scherer (R.P.) Corp...............................       2,702
                                                                ----------
                                                                     7,244
                                                                ----------
    HEALTH CARE SUPPLIES & SERVICES (19.5%)
    47,000  Arrow International, Inc..........................       1,868
    55,000  Ballard Medical Products..........................         983
  +120,000  Biomet, Inc.......................................       2,130
   +50,000  Haemonetics Corp..................................         887
   +85,000  Health Management Systems, Inc....................       3,273
  +115,000  Healthsource, Inc.................................       4,140
  +130,000  HEALTHSOUTH Rehabilitation Corp...................       3,786
    +6,400  Mariner Health Group, Inc.........................         107
   +75,000  Research Medical, Inc.............................       2,025
   +40,000  Vencor, Inc.......................................       1,300
  +112,500  Vivra, Inc........................................       2,827
                                                                ----------
                                                                    23,326
                                                                ----------
    HOSPITAL MANAGEMENT (1.5%)
    36,000  American Oncology Resources, Inc..................       1,750
                                                                ----------
    MISCELLANEOUS (2.4%)
   +60,000  IDEXX Laboratories, Inc...........................       2,820
                                                                ----------
  TOTAL CONSUMER-STAPLES......................................      35,140
                                                                ----------
  FINANCE (3.3%)
    INSURANCE (3.3%)
    50,000  Mutual Risk Management Ltd........................       2,288

                                                                  VALUE
  SHARES                                                          (000)
              ------------------------------------------------------------
    45,000  NAC Re Corp.......................................  $    1,620
                                                                ----------
  TOTAL FINANCE...............................................       3,908
                                                                ----------
  MATERIALS (2.9%)
    MISCELLANEOUS (2.9%)
   +75,000  Viking Office Products, Inc.......................       3,487
                                                                ----------
  SERVICES (14.7%)
    BUSINESS SERVICES (3.4%)
    60,000  First Data Corp...................................       4,012
     3,000  Sitel Corp........................................          92
                                                                ----------
                                                                     4,104
                                                                ----------
    PROFESSIONAL SERVICES (11.2%)
   +19,900  American Business Information, Inc................         386
   +44,900  American Medical Response, Inc....................       1,459
    75,000  Cintas Corp.......................................       3,338
    60,000  CRA Managed Care, Inc.............................       1,313
  +115,000  CUC International, Inc............................       3,924
   115,000  G & K Services, Inc., Class A.....................       2,932
                                                                ----------
                                                                    13,352
                                                                ----------
    TRANSPORTATION (0.1%)
     4,500  Midwest Express Holdings, Inc.....................         125
                                                                ----------
  TOTAL SERVICES..............................................      17,581
                                                                ----------
  TECHNOLOGY (27.5%)
    ELECTRONICS (13.7%)
   +60,000  Electroglas, Inc..................................       1,470
   +39,900  Fusion Systems Corp...............................       1,117
   +50,100  Level One Communications, Inc.....................         902
    90,000  Linear Technology, Inc............................       3,532
   +70,000  Maxim Integrated Products, Inc....................       2,678
   +35,000  Microchip Technology, Inc.........................       1,278
    70,000  Molex, Inc., Class A..............................       2,144
  +110,000  Xilinx, Inc.......................................       3,327
                                                                ----------
                                                                    16,448
                                                                ----------
    OFFICE EQUIPMENT (12.9%)
     8,600  Adobe Systems, Inc................................         533
   +75,000  BISYS Group, Inc..................................       2,306
   +75,000  Concord EFS Corp..................................       3,094
  +134,850  Informix Corp.....................................       4,045
   +52,600  Progress Software Corp............................       1,946
  +125,000  SunGard Data Systems, Inc.........................       3,469
                                                                ----------
                                                                    15,393
                                                                ----------
    TELECOMMUNICATIONS (0.9%)
   +50,000  Mobile Telecommunications Technologies Corp.......       1,063
                                                                ----------
  TOTAL TECHNOLOGY............................................      32,904
                                                                ----------
TOTAL COMMON STOCKS (Cost $63,267)............................     116,205
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
              ------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
  REPURCHASE AGREEMENT (2.6%)
 $   3,053  The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $3,055, collateralized by $2,570 United States
              Treasury Bonds, 7.625%, due 11/15/22, valued at
              $3,113 (Cost $3,053)............................  $    3,053
                                                                ----------
TOTAL INVESTMENTS (99.9%) (Cost $66,320)......................     119,258
                                                                ----------

OTHER ASSETS (0.5%)
  Cash............................................  $        1
  Receivable for Portfolio Shares Sold............         318
  Receivable for Investments Sold.................         190
  Dividends Receivable............................          27
  Interest Receivable.............................           1
  Other...........................................          10         547
                                                         -----
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable................        (332)
  Payable for Portfolio Shares Redeemed...........         (47)
  Administrative Fees Payable.....................         (16)
  Custodian Fees Payable..........................          (4)
  Other Liabilities...............................         (28)       (427)
                                                         -----  ----------
NET ASSETS (100%).............................................  $  119,378
                                                                ----------
                                                                ----------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 5,554,674 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $21.49
                                                                ----------
                                                                ----------

------------------------------------------------------------

+             --      Non-income producing security

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods/Construction       8.5%
Consumer Cyclical               19.0%
Consumer Staples                20.9%
Diversified                      3.4%
Finance                         23.1%
Materials                        2.9%
Services                         3.0%
Technology                      13.4%
Other                            5.8%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                S&P STOCK INDEX (1)   EQUITY GROWTH PORTFOLIO
4/2/91*                                     $500,000                 $500,000
10/31/91                                    $533,090                 $533,000
10/31/92                                    $585,450                 $582,330
12/31/92                                    $612,760                 $604,725
12/31/93                                    $674,400                 $630,900
12/31/94                                    $683,250                 $651,465
12/31/95                                    $939,742                 $944,733
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       45.02%          14.33%
S&P 500..........................       37.54           14.20


1. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting sustainable earnings growth.

The total return of the Portfolio for the year ended December 31, 1995 was 45.02% compared to 37.54% for the S&P 500 Index for the same period. The average annual total return of the Portfolio for the period since inception in April 1991 through December 31, 1995 was 14.33% compared to 14.20% for the S&P 500 Index for the same period.

It was a good year for the Equity Growth Portfolio. The Portfolio's total annual return of 45.02% compares to returns (including reinvested dividends) of 37.54%, 32.09% and 36.99% for the S&P 500 Index, the Lipper Growth Fund Index and the Russell Growth Index, respectively. Compared to domestic equity funds in general the performance was also favorable. According to Lipper Analytical Services domestic stock funds on average earned 31.11% in 1995.

For most of the year the market rally was led by three sectors: growth stocks, including the large cap consumer staple names; technology; and finance. Throughout 1995, we were roughly market weighted in consumer staples but we concentrated our bet on Philip Morris, which was our largest holding in the group (and the Portfolio) for most of the period. The barrage of negative publicity about tobacco in 1994 and 1995 diverted investors' attention from the underlying positive fundamentals at the company (earnings and cash flow expected to grow 15% over the next five years; dividend yield significantly above the market) but the stock returned approximately 57% in 1995 powered by strong earnings and aggressive share repurchase. Our weighting in Philip Morris at year end was 9.2% of net assets and we continue to like the stock very much, given its prospects for mid-teens earnings growth through the end of the decade, a dividend yield of 4.4% versus 2.3% for the S&P 500,
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EQUITY GROWTH PORTFOLIO (CONT.)

and strong free cash flow -- 1996 cash flow after dividend payments and capital expenditures will approximate $2.8 billion which will support the company's large and ongoing share buyback program.

The technology sector was a driver for the market most of the year before giving up some ground in the fourth quarter. We started the year about market weighted in this sector (and therefore underweight most growth managers). When the stocks began to pull back late in the year we selectively increased our holdings, taking advantage of the weakness. We ended the year with approximately 13% in the group.

Finance was a third very important sector for the market in 1995. Buoyed by falling interest rates and good earnings growth many of our favorite financial stocks rose considerably. The Portfolio's largest financial holding at year-end was Wells Fargo which climbed about 49% in 1995; other financial holdings which did well included Citicorp, up 62%; Federal Home Loan, up 65%; and Federal National Mortgage, up 70%.

In the last three weeks of December, while the broad market averages held up, many of the sectors which had led the equity market higher in 1995 did poorly. For example, utilities, energy and consumer staples did well while technology, finance and growth stocks retreated. We took advantage of this weakness to add to our favorite stocks, particularly in the finance area. Throughout 1995 our exposure to finance ranged between 15% and 25% and in December we took our position back to peak levels. Financial stocks, for the most part, peaked in October and proceeded to correct 5-10% but earnings estimates during this period were flat to up for our favorite names; i.e. p/e multiples had contracted but earnings growth fundamentals were intact. The stocks were driven down largely on fears of rising consumer debt delinquencies which will not impact all financial stocks to the same degree. We also feel that the group is in a win/win situation regarding interest rates. The decline in rates has benefited the companies and the stocks; obviously if rates stay flat or continue to drop the stocks should do well. If, on the other hand, interest rates rise, the entire market will stumble and financials, with their lower valuations, should prove defensive. Our favorites in the group continue to be Wells Fargo, First Interstate, American Express, Citicorp and Federal National Mortgage.

As we begin 1996, in addition to our emphasis on tobacco and finance, we continue to favor select high growth stocks. One such issue is HFS. Formerly known as Hospitality Franchise Systems, this rapidly growing franchisor of lodging brands (Ramada, Howard Johnson and Days Inns) recently purchased real estate broker Century 21 in the belief that HFS, with its expertise in managing franchise businesses, could dramatically improve the results at Century. The early signs are very encouraging as evidenced by the company's moves to cut costs and to improve Century 21's competitive advantage by negotiating preferred vendor contracts that offer the buyer of a Century 21-listed residence discounts on everything from new cars to telephone service. Earnings fundamentals look solid with the company likely to report $1.46 for 1995 and $2.25 in 1996 for a 54% gain in earnings.

Our outlook for the overall equity market is neutral to positive. While some market prognosticators expect a cut in the capital gains tax to precipitate a market correction we are less certain that such a pull-back would occur. If it should, however, we would view it as a buying opportunity. We continue to find companies generating good earnings growth selling at reasonable valuations and believe the biggest risk to the market is a much stronger economy or significantly higher rates, neither of which we expect at this juncture.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (94.2%)
  CAPITAL GOODS/CONSTRUCTION (8.5%)
    AEROSPACE & DEFENSE (6.6%)
    17,500  Boeing Co.........................................  $    1,371
    15,100  General Dynamics Corp.............................         893
    +6,500  Litton Industries, Inc............................         289
    10,900  Lockheed Martin Corp..............................         861
    35,500  McDonnell Douglas Corp............................       3,266
    38,700  United Technologies Corp..........................       3,672
                                                                ----------
                                                                    10,352
                                                                ----------
    MACHINERY (1.9%)
    43,000  Sundstrand Corp...................................       3,026
                                                                ----------
  TOTAL CAPITAL GOODS/CONSTRUCTION............................      13,378
                                                                ----------
  CONSUMER-CYCLICAL (19.0%)
    AUTOMOTIVE (1.0%)
    34,300  Goodyear Tire & Rubber Co.........................       1,556
                                                                ----------
    BROADCAST-RADIO & TELEVISION (2.3%)
   +40,000  Infinity Broadcasting, Class A....................       1,490
   +52,400  New World Communications Group, Inc...............         917
   +26,797  Viacom, Inc., Class B.............................       1,269
                                                                ----------
                                                                     3,676
                                                                ----------
    ENTERTAINMENT & LEISURE (1.3%)
   +24,300  AMC Entertainment, Inc............................         568
    26,000  Walt Disney Co....................................       1,534
                                                                ----------
                                                                     2,102
                                                                ----------
    FOOD SERVICE & LODGING (3.0%)
   +28,000  Boston Chicken, Inc...............................         899
   +34,300  HFS, Inc..........................................       2,804
    39,200  La Quinta Inns, Inc...............................       1,073
                                                                ----------
                                                                     4,776
                                                                ----------
    GAMING & LODGING (0.1%)
   +10,100  Trump Hotels & Casino Resort......................         217
                                                                ----------
    HOUSEHOLD FURNISHINGS & APPLIANCES (2.0%)
   +78,700  American Standard Co..............................       2,203
    59,700  AMRE, Inc.........................................         873
                                                                ----------
                                                                     3,076
                                                                ----------
    LEISURE RELATED (1.3%)
    22,400  Eastman Kodak Co..................................       1,501
   +23,500  Toy Biz, Inc......................................         511
                                                                ----------
                                                                     2,012
                                                                ----------
    PUBLISHING (3.1%)
    29,800  Gannett Co., Inc..................................       1,829
  +175,900  K-III Communications, Corp........................       2,133
    31,300  New York Times Co., Class A.......................         927
                                                                ----------
                                                                     4,889
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    RETAIL-GENERAL (4.9%)
   +60,700  AutoZone, Inc.....................................  $    1,753
   +84,200  General Nutrition Cos., Inc.......................       1,937
    32,000  Harcourt General, Inc.............................       1,340
    31,300  Home Depot, Inc...................................       1,498
   +17,600  PetSmart, Inc.....................................         546
    14,100  Tandy Corp........................................         585
                                                                ----------
                                                                     7,659
                                                                ----------
  TOTAL CONSUMER-CYCLICAL.....................................      29,963
                                                                ----------
  CONSUMER-STAPLES (20.9%)
    APPAREL & TEXTILES (0.5%)
     7,400  NIKE, Inc., Class B...............................         515
    11,200  Reebok International Ltd..........................         316
                                                                ----------
                                                                       831
                                                                ----------
    BEVERAGES & TOBACCO (11.7%)
    68,600  Coca Cola Enterprises, Inc........................       1,835
   161,500  Philip Morris Cos., Inc...........................      14,616
    66,600  RJR Nabisco Holdings Corp.........................       2,056
                                                                ----------
                                                                    18,507
                                                                ----------
    DRUGS (3.3%)
    15,500  American Home Products Corp.......................       1,504
    28,900  Pfizer, Inc.......................................       1,821
    35,700  Schering-Plough Corp..............................       1,955
                                                                ----------
                                                                     5,280
                                                                ----------
    FOOD (2.2%)
    23,800  Interstate Bakeries Corp..........................         532
    12,600  Kellogg Co........................................         973
     9,100  Ralston Purina Group..............................         568
    25,400  Wrigley (William) Jr. Co..........................       1,334
                                                                ----------
                                                                     3,407
                                                                ----------
    HEALTH CARE SUPPLIES & SERVICES (3.2%)
    17,800  Aetna Life & Casualty Co..........................       1,232
    33,000  Columbia/HCA Healthcare Corp......................       1,675
    13,600  United Healthcare Corp............................         891
    26,700  US Healthcare, Inc................................       1,242
                                                                ----------
                                                                     5,040
                                                                ----------
  TOTAL CONSUMER-STAPLES......................................      33,065
                                                                ----------
  DIVERSIFIED (3.4%)
    48,900  Loews Corp........................................       3,833
    23,400  Textron, Inc......................................       1,580
                                                                ----------
  TOTAL DIVERSIFIED...........................................       5,413
                                                                ----------
  FINANCE (23.1%)
    BANKING (10.1%)
    22,100  Chase Manhattan Corp..............................       1,340
    32,000  Citicorp..........................................       2,152
    28,300  First Interstate Bancorp..........................       3,863
    23,800  Morgan (J.P.) & Co., Inc..........................       1,910
    31,200  Wells Fargo & Co..................................       6,739
                                                                ----------
                                                                    16,004
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    FINANCIAL SERVICES (10.6%)
   110,600  American Express Co...............................  $    4,576
    12,400  CIGNA Corp........................................       1,280
    40,000  Dean Witter Discover & Co.........................       1,880
    22,800  Federal Home Loan Mortgage Corp...................       1,904
    19,400  Federal National Mortgage Association.............       2,408
    26,000  Franklin Resources, Inc...........................       1,310
    29,900  Household International, Inc......................       1,768
    24,000  Student Loan Marketing Association................       1,581
                                                                ----------
                                                                    16,707
                                                                ----------
    INSURANCE (2.4%)
    31,300  Ace Ltd...........................................       1,244
    38,900  Exel Ltd..........................................       2,373
    +9,500  GCR Holdings, Ltd.................................         211
                                                                ----------
                                                                     3,828
                                                                ----------
  TOTAL FINANCE...............................................      36,539
                                                                ----------
  MATERIALS (2.9%)
    CHEMICALS (2.9%)
    26,400  Hercules, Inc.....................................       1,488
    18,800  IMC Global, Inc...................................         769
     9,100  Monsanto Co.......................................       1,115
    15,600  Olin Corp.........................................       1,158
                                                                ----------
  TOTAL MATERIALS.............................................       4,530
                                                                ----------
  SERVICES (3.0%)
    BUSINESS SERVICES (1.0%)
    22,600  First Data Corp...................................       1,511
                                                                ----------
    PROFESSIONAL SERVICES (1.1%)
   +15,200  Bell & Howell Holding Co..........................         426
   +38,750  CUC International, Inc............................       1,322
                                                                ----------
                                                                     1,748
                                                                ----------
    TRANSPORTATION (0.9%)
   +10,800  AMR Corp..........................................         802
   +51,300  USAir Group, Inc..................................         680
                                                                ----------
                                                                     1,482
                                                                ----------
  TOTAL SERVICES..............................................       4,741
                                                                ----------
  TECHNOLOGY (13.4%)
    COMPUTERS (3.8%)
   +12,800  Cisco Systems, Inc................................         955
    18,900  Hewlett Packard Co................................       1,583
    26,700  International Business Machines Corp..............       2,450
   +23,200  Seagate Technology, Inc...........................       1,102
                                                                ----------
                                                                     6,090
                                                                ----------
    ELECTRONICS (4.6%)
   +40,600  Applied Materials, Inc............................       1,599
    19,800  Intel Corp........................................       1,124
   +28,100  LSI Logic Corp....................................         920
    19,300  Motorola, Inc.....................................       1,100
    15,400  Texas Instruments, Inc............................         797
    40,900  Watkins-Johnson Co................................       1,789
                                                                ----------
                                                                     7,329
                                                                ----------
                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
    OFFICE EQUIPMENT (0.6%)
    26,100  Reynolds & Reynolds, Class A......................  $    1,015
                                                                ----------
    SOFTWARE SERVICES (2.0%)
   +18,900  Microsoft Corp....................................       1,658
   +33,900  Oracle System Corp................................       1,437
                                                                ----------
                                                                     3,095
                                                                ----------
    TELECOMMUNICATIONS (2.4%)
   +26,400  AirTouch Communications, Inc......................         746
    23,700  American Telephone & Telegraph Corp...............       1,535
    56,400  MCI Communications Corp...........................       1,473
                                                                ----------
                                                                     3,754
                                                                ----------
  TOTAL TECHNOLOGY............................................      21,283
                                                                ----------
TOTAL COMMON STOCKS (Cost $132,472)...........................     148,912
                                                                ----------
   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (6.2%)
  REPURCHASE AGREEMENT (6.2%)
$    9,800  Goldman Sachs & Co., 5.83%, dated 12/29/95, due
              1/02/96, to be repurchased at $9,806,
              collateralized by $6,105 United States Treasury
              Bonds, 13.875%, due 5/15/11, valued at $10,006
              (Cost $9,800)...................................       9,800
                                                                ----------
TOTAL INVESTMENTS (100.4%) (Cost $142,272)....................     158,712
                                                                ----------

OTHER ASSETS (2.3%)
  Receivable for Investments Sold.................  $    3,215
  Dividends Receivable............................         353
  Receivable for Portfolio Shares Sold............          65
  Interest Receivable.............................           5
  Other...........................................           9       3,647
                                                    ----------
LIABILITIES (-2.7%)
  Payable for Investments Purchased...............      (2,782)
  Payable for Portfolio Shares Redeemed...........      (1,176)
  Investment Advisory Fees Payable................        (224)
  Administrative Fees Payable.....................         (22)
  Custodian Fees Payable..........................          (7)
  Other Liabilities...............................         (36)     (4,247)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  158,112
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 11,182,044 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $14.14
                                                                ----------
                                                                ----------

------------------------------------------------------------
+ -- Non-income producing security

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE SMALL CAP VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                   2.2%
Banking                     9.5%
Building                    1.9%
Capital Goods               4.2%
Chemicals                   4.8%
Communications              1.1%
Consumer - Durables         3.9%
Consumer - Retail           4.1%
Consumer - Staples          4.3%
Energy                      3.3%
Financial -
Diversified                 4.6%
Health Care                 6.7%
Industrial                  5.8%
Insurance                   5.8%
Metals                      2.1%
Paper & Packaging           2.8%
Services                   11.0%
Technology                  7.7%
Transportation              2.5%
Utilities                   7.4%
Other                       4.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           SMALL CAP VALUE EQUITY
                                RUSSIA 2500 INDEX (1)             PORTFOLIO
12/17/92*                                    $500,000                           500000
12/31/92                                       515665                           507000
12/31/93                                       601000                           564420
12/31/94                                       595350                           578700
12/31/95                                       784076                           698086
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2500
AND S&P 500 INDICES(1)
--------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       20.63%          11.61%
RUSSELL 2500.....................       31.70           15.96
S&P 500..........................       37.53           15.22


1. The Russell 2500 and the S&P 500 indices are unmanaged indices of common stock.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Small Cap Value Equity Portfolio invests in small companies that our research indicates are undervalued, of high quality, and will reward the shareholder through high current dividend income. The Portfolio's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies will help the Portfolio perform particularly well in difficult markets.

The Small Cap Value Equity Portfolio selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

The total return of the Portfolio for the year ended December 31, 1995 was 20.63% as compared to 31.70% and 37.53% for the Russell 2500 Index and the S&P 500 Index, respectively, for the same period. The average annual total return of the Portfolio for the period from inception in December 1992 through December 31, 1995 was 11.61% compared to 15.96% for the Russell 2500 Index and 15.22% for the S&P 500 Index for the same periods.

PERFORMANCE REVIEW

One investment theme dominated the direction of U.S. equity market returns during 1995: the considerable slowdown of the strong economic growth experienced in 1994. During the summer the slowdown was severe enough as to awaken talks of a recession pending. By year-end, however, the consensus focused on a successful `soft landing' and moderate growth expectations for 1996. The slowdown in economic growth led to a sharp drop in long term interest rates during 1995. Equity markets in the United States responded with enthusiasm. The bellwether S&P 500 Index rose 37.5% for the full year 1995. Since the rally in equities was interest rate driven, interest rate sensitive "growth" companies rose most sharply. The most dramatic example of this could be seen in the areas of technology and health care. By mid-year 1995 the average small cap technology company was trading at a price-to-earnings multiple of 30.2 times, more than twice as expensive as the average stock in the Portfolio. Periods of such market ebullience are
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)

expected to produce high absolute returns for a small cap portfolio. They are, however, the most difficult time for the small cap value style to better the small cap averages since the market's normal desire for dividend income and deep bargain values is superseded by its willingness to count on extraordinarily high future earnings growth. Going forward, we expect increasing market valuation, absolutely low interest rates, and a steady economy to set the stage for a positive environment for the Portfolio's out-of-the-limelight companies.

The best performing industries in the Portfolio were banking companies, insurance companies, aerospace, electric utilities, healthcare, and technology companies. The Portfolio's banking stocks returned 51.8% for the year. Since banks began the year as truly undervalued securities with good growth prospects, the Portfolio benefited from an overweighting in that industry. While falling interest rates provided for healthy fundamental earnings growth, the sharp rally in banking stocks was fueled by announced mergers and acquisitions affecting highly visible money center banks, midsize regional banks, as well as small community banks. The Portfolio's insurance companies returned 41% during 1995. We believe the success in the industry was the result of falling interest rates which led to strongly improved earnings for the Portfolio's companies. The Portfolio's aerospace companies averaged a return of 39% for 1995. Good performance in that industry was mainly driven by the resurgence of the U.S. commercial airline industry which strongly improved the business conditions for the portfolio's airline service companies. Another bright spot during 1995 proved to be companies in the electric utility industry. At the beginning of the year confidence in U.S. utilities was badly shaken by the specter of loss of their monopoly status which led to extremely attractive valuations in that industry. However, as utilities prepared for increased wholesale and retail competition by dramatically improving their cost structure, they managed to show positive earnings surprises as the year progressed. The Portfolio's technology companies returned above average results for the year. The overall return impact of the Portfolio's technology issues was somewhat muted, since the Portfolio -- true to its mission of seeking `value' companies -- has been underweight in this highflying industry.

The weakest areas in the Portfolio turned out to be companies in cyclical industries. The slowdown in economic growth and the mid-year fear of slipping into a recession penalized companies in its deep cyclical industries. The slowdown in U.S. automobile sales and production had a ripple effect on the Portfolio's auto part suppliers. Weakening steel prices, falling prices for paper products and chemicals were interpreted as harbingers of a looming recession and not simply as the result of a mid cycle inventory correction. Another area of mixed performance proved to be the retail sector. As it became evident mid-year that the expected strengthening of consumer retail spending would not materialize we decided to significantly upgrade the quality of the portfolio holdings. We sold Venture Stores, the midwest discount retail chain, and Edison Brothers, a chain of high fashion men's stores, and purchased Ross Stores. Ross Stores, an off-price retailer based in California, displays a clean balance sheet and was managed in a cautious and most conservative manner. Unlike its competitors in the apparel retail business, Ross Stores managed to increase same store sales for the remainder of the year and the stock price nearly doubled since purchase.

As we look for inexpensive companies with rich dividend yields in specialty niche markets we added Tecumseh Products, a Michigan company, to the Portfolio. Tecumseh is one of the leading domestic companies in the manufacturing of compressors for refrigerators and air conditioners. We were able to purchase the company at an inexpensive 130% of book value and 8.4x earnings. We believe this low price ignores the company's extensive operations overseas that show high growth potential. The Portfolio also purchased Airborne Freight Corp., an air courier company based in Seattle. We purchased Airborne Freight at a price close to its bookvalue. The company has shown 20% growth in total delivery volume during the previous six months. However, since a large percentage of the increased volume came from less profitable deferred deliveries (two-day instead of next-day) the company's earnings are currently lower than last year. We believe Airborne's earnings are only temporarily lower since the company has had a successful record of restoring profit margins by increasing operating efficiencies. Hence, Airborne's current stock price constitutes a bargain purchase for the Portfolio. During the fourth quarter we took advantage of attractive valuations of deep cyclical companies and added Smith (A.O.) Corp., a manufacturer of automobile structural components, to the Portfolio. We purchased Smith (A.O.) at seven times trailing earnings. The company has improved its earning every year since 1991 and is estimated to grow its earnings by 15% in 1996.

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)

In September we increased our holdings in Real Estate Investment Trusts (REITs). At the time of purchase, REITs were valued at the largest discount relative to the yield on U.S. Treasury bonds since 1990. Unlike in 1990, fundamentals in the real estate sector appear very promising: interest rates are low, internal growth is solid, and there are few new equity offerings in the making. The Portfolio has taken positions in two financially conservatively managed apartment REITs (Wellsford Residential Property Trust and Southwestern Property Trust) that also trade at significant price-to-cash flow discounts relative to their peers.

Four of the Portfolio's companies were involved in takeover activities during the year and subsequently sold out of the Portfolio: Joslyn Corp., a Chicago maker of electric components, Wallace Computer Services Inc., a printer of business forms, Summit Bancorp in New Jersey, and most recently Pratt & Lambert, United Co. The latter was acquired by Sherwin Williams Co., which paid a 70% premium to market value to obtain Pratt & Lambert's franchise in architectural finishes (paint). While we do not aim to construct a portfolio of takeover candidates, these companies shared in common an undervalued stock price and a franchise that made them special to their acquisitors.

Our outlook on the fundamental strength of the Portfolio's companies remains positive as reflected by recent earnings reports. In addition, many U.S. industrial small cap companies see strongly rising demand from overseas. Thanks to past efficiency gains and a favorable U.S. currency, small industrial companies have emerged as worldwide low cost producers of goods.

The Portfolio offers the consistent application of a disciplined value driven investment process to its shareholders. As such, we will pursue our search for smaller companies that our research shows are undervalued, are of high quality and pay above average dividend yield. We believe these companies will be well positioned to achieve superior total return for the longer term.

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE SMALL CAP VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (95.7%)
  AEROSPACE (2.2%)
    27,000  AAR Corp..........................................  $      594
    16,000  Thiokol Corp......................................         542
       300  United Industrial Corp............................           2
                                                                ----------
                                                                     1,138
                                                                ----------
  BANKING (9.5%)
    17,450  First Security Corp. (Delaware)...................         672
    24,000  Greenpoint Financial Corp.........................         642
    15,600  Onbancorp, Inc....................................         521
    25,000  Peoples Heritage Financial Group, Inc.............         569
    16,000  Standard Federal Bank.............................         630
    29,000  Trustmark Corp....................................         660
    20,000  Union Planters Corp...............................         638
    21,000  Washington Mutual, Inc............................         606
                                                                ----------
                                                                     4,938
                                                                ----------
  BUILDING (1.9%)
    13,300  Ameron, Inc. (Delaware)...........................         500
    38,800  Gilbert Associates, Inc., Class A.................         485
                                                                ----------
                                                                       985
                                                                ----------
  CAPITAL GOODS (4.2%)
    21,403  Binks Manufacturing Co............................         503
    33,200  Cascade Corp......................................         465
    21,600  Starrett (L.S.) Co., Class A......................         559
    12,200  Tecumseh Products Co., Class A....................         631
                                                                ----------
                                                                     2,158
                                                                ----------
  CHEMICALS (4.8%)
    33,792  Aceto Corp........................................         541
    23,400  Dexter Corp.......................................         553
    19,400  Learonal, Inc.....................................         446
    29,800  Quaker Chemical Corp..............................         402
    18,000  Witco Corp........................................         527
                                                                ----------
                                                                     2,469
                                                                ----------
  COMMUNICATIONS (1.1%)
    30,200  Comsat Corp.......................................         562
                                                                ----------
  CONSUMER-DURABLES (3.9%)
    26,200  Arvin Industries, Inc.............................         432
    30,298  Knape & Vogt Manufacturing Co.....................         526
    31,300  Oneida Ltd........................................         552
    25,100  Smith (A.O.) Corp., Class B.......................         521
                                                                ----------
                                                                     2,031
                                                                ----------
  CONSUMER-RETAIL (4.1%)
    31,800  CPI Corp..........................................         509
    25,500  Deb Shops, Inc....................................          88
    25,700  Guilford Mills, Inc...............................         523
    23,000  Ross Stores, Inc.                                          440
    14,100  Springs Industries, Inc., Class A.................         583
                                                                ----------
                                                                     2,143
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  CONSUMER-STAPLES (4.3%)
    15,246  Block Drug Co., Inc., Class A.....................  $      530
    30,400  Coors (Adolph), Inc., Class B.....................         673
    27,900  International Multifoods Corp.....................         561
    26,400  Nash Finch Co.....................................         482
                                                                ----------
                                                                     2,246
                                                                ----------
  ENERGY (3.3%)
    24,600  Ashland Coal, Inc.................................         526
    21,000  Diamond Shamrock, Inc.............................         543
    25,500  Ultramar Corp.....................................         657
                                                                ----------
                                                                     1,726
                                                                ----------
  FINANCIAL-DIVERSIFIED (4.6%)
    11,900  Finova Group, Inc.................................         574
    10,100  GATX Corp.........................................         491
    35,000  Manufactured Home Communities, Inc. REIT..........         613
    28,000  South West Property Trust REIT....................         378
    14,000  Wellsford Residential Property Trust REIT.........         322
                                                                ----------
                                                                     2,378
                                                                ----------
  HEALTH CARE (6.7%)
    30,000  Analogic Corp.....................................         555
    14,500  Beckman Instruments, Inc..........................         513
    26,400  Bergen Brunswig Corp., Class A....................         657
    35,500  Bindley Western Industries........................         604
    49,700  Kinetic Concepts, Inc.............................         596
    26,000  United Wisconsin Services, Inc....................         572
                                                                ----------
                                                                     3,497
                                                                ----------
  INDUSTRIAL (5.8%)
    17,200  American Filtrona Corp............................         576
    13,400  Barnes Group, Inc.................................         482
    50,700  GenCorp, Inc......................................         621
    44,500  Kaman Corp., Class A..............................         495
    34,900  Zero Corp. (Delaware).............................         620
    10,300  Zurn Industries, Inc..............................         220
                                                                ----------
                                                                     3,014
                                                                ----------
  INSURANCE (5.8%)
    16,200  Argonaut Group, Inc...............................         526
    25,000  Enhance Financial Services Group, Inc.............         666
    19,500  Provident Companies, Inc..........................         661
    15,900  Selective Insurance Group, Inc....................         564
    19,950  USLife Corp.......................................         596
                                                                ----------
                                                                     3,013
                                                                ----------
  METALS (2.1%)
    35,700  Birmingham Steel Corp.............................         531
    14,100  Cleveland-Cliffs Iron Co..........................         578
                                                                ----------
                                                                     1,109
                                                                ----------
  PAPER & PACKAGING (2.8%)
    21,500  Ball Corp.........................................         591
    13,900  Potlatch Corp.....................................         556
    25,500  Sealright Co., Inc................................         284
                                                                ----------
                                                                     1,431
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  SERVICES (11.0%)
    23,200  ABM Industries, Inc...............................  $      644
    21,200  Angelica Corp.....................................         435
    27,000  Bowne & Co........................................         540
    30,700  Cross (A.T.) Co., Class A.........................         464
    38,000  Jackpot Enterprises, Inc..........................         442
    18,400  National Service Industries, Inc..................         596
    20,900  New England Business Services, Inc................         455
    24,400  Ogden Corp........................................         521
    55,400  Piccadilly Cafeterias, Inc........................         526
    41,500  Russ Berrie & Co., Inc............................         524
    25,000  Sbarro, Inc.......................................         537
                                                                ----------
                                                                     5,684
                                                                ----------
  TECHNOLOGY (7.7%)
    36,000  Augat, Inc........................................         616
    48,000  Core Industries, Inc..............................         618
    21,800  Cubic Corp........................................         621
    33,700  Gerber Scientific, Inc............................         548
    15,900  MTS Systems Corp..................................         525
    30,500  National Computer Systems, Inc....................         576
    36,000  Scitex Ltd........................................         490
                                                                ----------
                                                                     3,994
                                                                ----------
  TRANSPORTATION (2.5%)
    22,000  Airborne Freight Corp.............................         586
    19,800  Overseas Shipholding Group, Inc...................         376
    28,000  SkyWest, Inc......................................         360
                                                                ----------
                                                                     1,322
                                                                ----------
  UTILITIES (7.4%)
    19,700  Central Hudson Gas & Electric.....................         608
    13,300  Commonwealth Energy Systems Cos...................         595
    15,000  Eastern Enterprises...............................         529
    25,900  Oneok, Inc........................................         592
    13,700  Orange & Rockland Utilities, Inc..................         490
    13,700  SJW Corp..........................................         517
    28,500  Washington Water Power Co.........................         499
                                                                ----------
                                                                     3,830
                                                                ----------
TOTAL COMMON STOCKS (Cost $44,714)............................      49,668
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT (4.1%)
  REPURCHASE AGREEMENT (4.1%)
$   2,127   The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $2,128, collateralized by $1,800 United States
              Treasury Bonds, 7.50%, due 11/15/24, valued at
              $2,171 (Cost $2,127)............................  $    2,127
                                                                ----------
TOTAL INVESTMENTS (99.8%) (Cost $46,841)......................      51,795
                                                                ----------

OTHER ASSETS (0.5%)
  Dividends Receivable............................  $      126
  Receivable for Investments Sold.................         121
  Interest Receivable.............................           1
  Other...........................................           4         252
                                                    ----------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable................         (91)
  Administrative Fees Payable.....................          (7)
  Custodian Fees Payable..........................          (3)
  Payable for Portfolio Shares Redeemed...........          (1)
  Other Liabilities...............................         (26)       (128)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $   51,919
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 4,357,807 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $11.91
                                                                ----------
                                                                ----------

------------------------------------------------------------
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                 18.6%
Land                       2.5%
Lodging/Leisure           17.8%
Manufactured Home          6.1%
Office and
Industrial                25.9%
Self Storage               4.7%
Shopping Center           20.4%
Other                      4.0%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       U.S. REAL ESTATE
                                NAREIT INDEX (1)          PORTFOLIO
02/24/95*                                $500,000                  $500,000
12/31/95                                 $572,300                  $605,350
*Commencement of operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION
OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) INDEX(1)
---------------------------------------------

                                               TOTAL RETURN(2)
                                              -----------------
                                                     YTD
                                              -----------------
PORTFOLIO...................................         21.07%
INDEX.......................................         14.46


1. The NAREIT Index is an unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Real Estate Portfolio commenced operations on February 24, 1995. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

The total return of the Portfolio for the period from inception on February 24, 1995 through December 31, 1995 was 21.07% compared to 14.46% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (excluding Healthcare).

Although the return for the Index clearly lagged the broader equity and debt markets by a substantial margin it is consistent with return expectations for real estate during the recovery stage of the property cycle, with approximately 7.3% of the return in dividends and the other half in appreciation. From an investment perspective, the REIT market in 1995 can be characterized as one in which sector allocation, as opposed to stock selection, was the key determinant of performance. Specifically, the office and industrial, hotel and self-storage sectors provided the best returns (each in excess of 25%). These sectors, which are comprised of a relatively small number of companies, represent only 20% of the total Index. By contrast, the retail and multifamily sectors, representing over 60% of the Index, generated total returns of only 5.1% and 12.3% respectively.

In 1995, equity issuance was dominated by follow-on offerings from existing REITs as opposed to IPOs. In total, there were 77 equity deals which raised approximately $7 billion, including only 5 IPOs which raised approximately $830 million. By comparison, $10 billion was raised in 1994 with two-thirds of the equity raised for IPOs. In 1995 REITs raised an additional $1.5 billion in preferred stock and almost $2.4 billion from the placement of unsecured notes. We anticipate that equity issuance in 1996 will be similar to last year in terms of the ratio of follow-on to initial equity offerings and that the IPOs will, once again, primarily be in the office and industrial and hotel sectors. Finally we anticipate an increase in the amount of equity raised in the form of private placements.
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE U.S. REAL ESTATE PORTFOLIO (CONT.)

There were a number of significant events that occurred in the fourth quarter of 1995 that are worth noting. On a positive note, Carr Realty, a 2.4% position in the Portfolio at year end, received a significant equity commitment from a private investor at a premium to the then current share price; this served to underpin investor perceptions of asset value and the stock rapidly rose to parity with estimated Net Asset Value. In contrast, there were a number of events on the retail front that caused some concern in the REIT market. Generally the retail environment continued to show signs of weakness with bankruptcy filings (e.g., Charming Shoppes and Edison Brothers Stores) as well as a number of significant threatened and rumored bankruptcies, most notably Kmart Corporation. This caused weakness throughout the retail REIT sector. The Portfolio remains underweighted in each segment of the retail sector. Finally, while we foresee continued consolidation in the REIT market through mergers of public REITs with private real estate companies, there was one failed merger in which Factory Stores of America was unable to complete its scheduled merger with a private outlet center developer Charter Oak. We believe this is a greater reflection on uncertainty in retailing, particularly the outlet center business, as opposed to a significant signal that private mergers will slow.

The Portfolio continues to overweight those property sectors which are viewed to hold above average total return potential by virtue of their stage in the ongoing real estate recovery cycle. These sectors generally are characterized by the greatest relative overbuilding during the 1980s, the greatest discount of current values relative to replacement cost and the most attractive relative operating leverage. This shareholder letter will provide a brief description of our weighting in each of the sectors and some of our larger positions. We will continue to provide updates of changes in sector allocation and stock ownership in the coming quarters.

The office and industrial sector continues to be an overweighted position in the Portfolio. At December 31, the Portfolio was 26% weighted in the sector (versus 13% in the Index). For the full-year 1995 this sector provided a total return of 25.6% in the Index. We anticipate companies in this sector to have improved valuations both through cash flow growth as well as improving valuations of these properties in the private market. Given the limited number of companies in the sector our increase in overweighting in the fourth quarter was primarily due to adding to existing positions. Larger positions held in the Portfolio include companies that only own office properties such as Beacon Properties (predominantly Boston) and Carr Realty (Washington D.C.), companies that only own industrial buildings such as First Industrial (midwestern focus) and those that own both office and industrial properties, including Spieker Properties (Pacific Northwest and California), Highwoods Properties (North Carolina) and Duke Realty (Midwest). Given the lack of significant new supply and the rental rates required to justify new construction, we anticipate that the Portfolio will continue to be overweighted in the office and industrial sector throughout the year.

In the fourth quarter we increased our overweighting to the hotel sector to 18% (versus 2% for the Index). The hotel sector provided a total return of 31% in the Index in 1995. Our addition to the overweighting was primarily the result of the opportunity to purchase a number of new names at very attractive valuation levels. In the case of two companies, John Q. Hammons Hotels and ShoLodge Inc., the shareholder base of the companies changed materially during several days of trading in which we believe a number of growth-oriented investors exited and were replaced by more value-oriented investors. The Portfolio focus for this sector remains in the full-service segment, which was enhanced in the fourth quarter with the addition of Felcor Suite Hotels (the largest independent owner of Embassy Suite Hotels) and Red Lion Hotels (a Western U.S. focused full-service hotel company). Similar to the office and industrial sector, the full service segment of the hotel sector has significant constraints to new supply which cause us to anticipate that the Portfolio will remain overweighted in the hotel sector.

We remain approximately market weighted in the apartment sector, as we continue to see a resumption in new construction which appears well-balanced by steady demand and anticipate that many markets will return to rental growth which is closer to the level of inflation. The Portfolio holdings in this sector can be divided into several themes which include companies that have significant market share of new construction in markets with significant development barriers (e.g., Avalon Properties in the Northeast); companies that are in markets which are poised for superior growth (e.g., Essex Property, with large holding in the San Francisco Bay area) and companies that offer attractive valuations versus their underlying assets (e.g.,

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE U.S. REAL ESTATE PORTFOLIO (CONT.)
Wellsford Residential in the Southwest and Northwest). Since we believe that the multifamily sector has reached more of an equilibrium level, we anticipate remaining approximately market-weighted.

In the fourth quarter, the Portfolio reduced an already underweighted position versus the Index in the retail sector. As discussed in previous letters, new construction in the retail sector continued to outpace lackluster growth in retail sales. This past Christmas season provided further evidence of the difficulties that retailers are facing with weak same store sales combined with significant discounting programs. In this sector, the Portfolio focus is upon a small number of companies that trade at a significant discount to their underlying asset value and provide a strong current dividend return. Significant positions include DeBartolo Realty (owner of regional malls nationwide), Crown American Realty (owner of dominant regional malls in smaller Mid-Atlantic markets) and Alexander Haagen Properties (owner of malls and shopping centers in Southern California). Given our concerns with the retail sector, we anticipate remaining significantly underweighted in this sector.

The final three other sectors combined account for approximately 13% of the Portfolio. They include the manufactured home sector (6% of the Portfolio) which is an overweighted position versus the Index due to the predictability of cashflow growth and minimal capital expenditures; the self storage sector (5% of the Portfolio) which is market-weighted versus the Index based on relatively full valuation levels in a sector which is approaching a supply-demand equilibrium; and finally the land sector (2% of the Portfolio) which is an overweight postion and is likely to remain overweight in the Portfolio as a select group of companies with holdings in attractive markets continue to trade at a significant discount to net asset value.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (96.0%)
  APARTMENT (18.6%)
    47,300  Associated Estates Realty Corp. REIT..............  $    1,017
   123,800  Avalon Properties, Inc. REIT......................       2,662
    31,100  Camden Property Trust REIT........................         742
   125,900  Essex Property Trust, Inc. REIT...................       2,424
    61,100  Evans Withycombe Residential, Inc. REIT...........       1,314
    50,300  Paragon Group, Inc. REIT..........................         874
     9,700  South West Property Trust REIT....................         131
   135,000  Walden Residential Properties, Inc. REIT..........       2,818
    40,700  Wellsford Residential Property Trust REIT.........         936
                                                                ----------
                                                                    12,918
                                                                ----------
  LAND (2.5%)
  +196,200  Atlantic Gulf Communities Corp....................       1,324
   +69,800  Catellus Development Corp.........................         419
                                                                ----------
                                                                     1,743
                                                                ----------
  LODGING/LEISURE (17.8%)
    40,000  Felcor Suite Hotels, Inc. REIT....................       1,110
  +220,500  Host Marriot Corp.................................       2,922
  +207,500  John Q Hammons Hotels, Inc........................       1,919
  +246,600  Prime Hospitality Corp............................       2,466
    54,200  Red Lion Hotels, Inc..............................         949
  +117,600  Servico, Inc......................................       1,235
  +187,400  ShoLodge, Inc.....................................       1,780
                                                                ----------
                                                                    12,381
                                                                ----------
  MANUFACTURED HOME (6.1%)
    90,800  Manufactured Home Communities, Inc. REIT..........       1,589
   109,650  ROC Communities, Inc. REIT........................       2,632
                                                                ----------
                                                                     4,221
                                                                ----------
  OFFICE AND INDUSTRIAL (25.9%)
    INDUSTRIAL (1.7%)
    53,700  First Industrial Realty Trust, Inc. REIT..........       1,208
                                                                ----------
    OFFICE (7.4%)
   101,500  Beacon Properties Corp. REIT......................       2,335
    67,500  Carr Realty Corp. REIT............................       1,645
     6,900  Crescent Real Estate Equities, Inc. REIT..........         235
   106,100  Crocker Realty Trust, Inc. REIT...................         942
                                                                ----------
                                                                     5,157
                                                                ----------
    OFFICE AND INDUSTRIAL (16.8%)
   257,400  Bedford Property Investors, Inc. REIT.............       1,866
    54,600  Duke Realty Investments, Inc. REIT................       1,713
    49,100  Highwoods Properties, Inc. REIT...................       1,387
   160,700  Liberty Property Trust REIT.......................       3,335
    60,600  Reckson Associates Realty Corp. REIT..............       1,780
    64,000  Spieker Properties, Inc. REIT.....................       1,608
                                                                ----------
                                                                    11,689
                                                                ----------
  TOTAL OFFICE AND INDUSTRIAL.................................      18,054
                                                                ----------
  SELF STORAGE (4.7%)
   173,000  Public Storage, Inc. REIT.........................       3,287
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------

  SHOPPING CENTER (20.4%)
    FACTORY OUTLET CENTER (1.9%)
    58,100  HGI Realty, Inc. REIT.............................  $    1,329
                                                                ----------
    REGIONAL MALL (14.3%)
   343,100  Crown American Realty Trust REIT..................       2,702
   235,000  DeBartolo Realty Corp. REIT.......................       3,055
   222,900  Glimcher Realty Trust REIT........................       3,845
    13,600  Rouse Co..........................................         277
     3,700  Taubman Centers, Inc. REIT........................          37
                                                                ----------
                                                                     9,916
                                                                ----------
  SHOPPING CENTER (4.2%)
   185,500  Alexander Haagen Properties, Inc. REIT............       2,272
    55,700  Burnham Pacific Property Trust REIT...............         536
     6,800  Kranzco Realty Trust REIT.........................         100
                                                                ----------
                                                                     2,908
                                                                ----------
  TOTAL SHOPPING CENTER.......................................      14,153
                                                                ----------
TOTAL COMMON STOCKS (Cost $62,861)............................      66,757
                                                                ----------

   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (3.3%)
  REPURCHASE AGREEMENT (3.3%)
$   2,315   The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $2,316, collateralized by $1,510 United States
              Treasury Bonds, 10.625%, due 8/15/15, valued at
              $2,363 (Cost $2,315)............................       2,315
                                                                ----------
TOTAL INVESTMENTS (99.3%) (Cost $65,176)......................      69,072
                                                                ----------

OTHER ASSETS (4.7%)
  Cash............................................  $        1
  Receivable for Investments Sold.................       2,649
  Dividends Receivable............................         588
  Receivable for Portfolio Shares Sold............          35
  Interest Receivable.............................           1
  Other...........................................           2       3,276
                                                    ----------
LIABILITIES (-4.0%)
  Payable for Investments Purchased...............      (2,706)
  Investment Advisory Fees Payable................         (78)
  Administrative Fees Payable.....................          (9)
  Custodian Fees Payable..........................          (6)
  Payable for Portfolio Shares Redeemed...........          (3)
  Other Liabilities...............................         (37)     (2,839)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $   69,509
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 6,086,542 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $11.42
                                                                ----------
                                                                ----------

------------------------------------------------------------
+    -- Non-income producing security
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                         2.1%
Banking                          12.5%
Capital Goods                     2.1%
Chemicals                         4.0%
Communications                    6.6%
Consumer-Durables                 4.9%
Consumer-Retail                   6.8%
Consumer-Service & Growth         3.5%
Consumer-Staples                  5.4%
Energy                            9.3%
Financial-Diversified             1.9%
Health Care                       3.9%
Industrial                        3.6%
Insurance                         6.6%
Metals                            2.0%
Paper & Packaging                 5.9%
Technology                        3.4%
Transportation                    3.7%
Utilities                         9.9%
Other                             1.9%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
----------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             VALUE EQUITY
                                S&P 500 STOCK INDEX (1)        PORTFOLIO
1/31/90*                                       $500,000                 500000
10/31/90                                        474,650                 444750
10/31/91                                         633500                 557460
10/31/92                                         695700                 604880
12/31/92                                         728150                 638765
12/31/93                                         801400                 735485
12/31/94                                         811900                 726000
12/31/95                                        1116687                 970589
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE INDATA EQUITY-MEDIAN INDICES(1)
----------------------------------------

                                                TOTAL RETURNS(2)
                                      -------------------------------------
                                                    AVERAGE      AVERAGE
                                                  ANNUAL FIVE  ANNUAL SINCE
                                       ONE YEAR      YEARS      INCEPTION
                                      ----------  -----------  ------------
PORTFOLIO...........................      33.69%       15.65%       11.86%
S&P 500.............................      37.54        16.57        14.54
INDATA EQUITY-MEDIAN................      32.77        16.03        13.84

1. The Indata Equity-Median Index and the S&P 500 Stock Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 5% cash and 95% equity based on $30.6 billion in assets among 562 portfolios for the twelve month period ended December 31, 1995.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities will outperform the market over the long-term, and can be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

    Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

    Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/Chicago investment team.

The total return of the Portfolio for the year ended December 31, 1995 was 33.69% as compared to 37.54% for the S&P 500 Index and 32.77% for the Indata Equity-Median Index for the same period. The average annual total return of the Portfolio for the five years ended December 31, 1995 and for the period from inception in January 1990 through December 31, 1995 were 15.65% and 11.86%, respectively, compared to 16.57% and 14.54% for the S&P 500 Index, and 16.03% and 13.84% for the Indata Equity-Median Index for the same periods. In 1995 the median U.S. mutual fund returned 32.3% and the median value type fund (equity-income) returned 30.7%.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                                  P/E        P/B
                                               ---------  ---------
Value Equity Portfolio                             14.0x       2.2x
S&P 500                                            17.7x       3.7x

The U.S. market had a strong year in 1995. Declining interest rates, a low inflation environment, and strong growth in corporate earnings within a moderating economy helped propel the market to the sixth
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO (CONT.)

highest total return since 1926. Continuing flows of money into U.S. equity mutual funds, in excess of $100 billion in 1995, also played a significant factor. Large-capitalization stocks performed particularly well, driven in part by the strong flows of money into index funds tied to the S&P 500 Stock Index. In addition, the relatively weak dollar has provided currency gains for large multinationals. The effect of non-dollar earnings can have a significant impact on multinationals. We estimate that approximately 30% of S&P 500 earnings are non-dollar.

Market capitalization size was an important factor in 1995, with substantial differences in returns between large and small capitalization stocks. The S&P 500, which is capitalization weighted, was up 37.5%, while the same S&P 500 stocks were up 32.2% when equally weighted. This size factor had the biggest negative impact on the Portfolio as it is equally weighted (as are most actively managed portfolios). The impact on smaller capitalization stocks was greater. The Russell 2000 Index, consisting of small capitalization stocks, rose 28.4% for the year while the Russell 1000 Index, consisting of larger capitalization stocks, rose 37.8%.

Investment style had a lesser negative impact on performance. During 1995, the growth style of investing outperformed value investing. The S&P/Barra Growth Index returned 38.1% compared to the S&P/ Barra Value Index return of 37.0%. However, the difference was more pronounced for mutual funds. The median Growth & Income mutual fund returned 32.8%, outperforming the median Equity-Income mutual fund by 170 basis points.

During the year, the Portfolio reduced the exposure to health care from 12% to 4%. The change reflected the revaluation of the sector from a price-earnings ratio of 15 to the current level of 20 to 25. Health care stocks that were sold include Merck, Becton Dickinson, Bristol Myers Squibb, and Pharmacia-Upjohn. The Portfolio also reduced the exposure to consumer staples, from 10% to 5%, with the sale of CPC International and Anheuser Busch, and the partial sale of H.J. Heinz as these stocks reverted to fair valuation.

These sales were replaced with attractively-valued stocks in the cyclical, oil and retail sectors. In the cyclical and oil sectors, new holdings include Willamette Industries, Weyerhaeuser, Louisiana-Pacific, Chrysler, Exxon and Arco. The U.S. retailing market is finishing its third year of difficult sales, resulting in compelling valuations. Mid-year, the portfolio increased retail exposure, adding TJX Companies and JCPenney.

For the year, the best performing sectors were transportation, returning 65%, capital goods, returning 64%, financial services, returning 56%, and health care, returning 56%. The Portfolio was overweighted in all of these sectors. Underperforming sectors included retail, returning 2%, and consumer durables, returning 18%. Both sectors were overweighted in the Portfolio due to the attractive valuations within the sector.

The top performing stock in the Portfolio was the Student Loan Marketing Association (Sallie Mae), up 105%. The Portfolio added the stock when the market expected President Clinton's direct student loan program to significantly impair Sallie Mae's business. Since then, Sallie Mae has benefited from the changes implemented by the U.S. Congress and has gained new clients due to superior servicing capability.

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (98.1%)
  AEROSPACE (2.1%)
    33,300  United Technologies Corp..........................  $    3,159
                                                                ----------
  BANKING (12.5%)
    43,750  BankAmerica Corp..................................       2,833
    44,000  Bankers Trust (New York) Corp.....................       2,926
    53,700  Chemical Banking Corp.............................       3,155
    74,000  First of America Bank Corp........................       3,283
    58,550  Mellon Bank Corp..................................       3,147
    95,000  PNC Bank Corp.....................................       3,064
                                                                ----------
                                                                    18,408
                                                                ----------
  CAPITAL GOODS (2.1%)
    86,700  Deere & Co........................................       3,056
                                                                ----------
  CHEMICALS (4.0%)
    41,275  Eastman Chemical Co...............................       2,585
    27,100  Monsanto Co.......................................       3,320
                                                                ----------
                                                                     5,905
                                                                ----------
  COMMUNICATIONS (6.6%)
    60,200  NYNEX Corp........................................       3,251
    54,800  SBC Communications, Inc...........................       3,151
    84,100  Sprint Corp.......................................       3,353
                                                                ----------
                                                                     9,755
                                                                ----------
  CONSUMER-DURABLES (4.9%)
    35,000  Chrysler Corp.....................................       1,938
    86,800  Ford Motor Co.....................................       2,517
    50,900  General Motors Corp...............................       2,692
                                                                ----------
                                                                     7,147
                                                                ----------
  CONSUMER-RETAIL (6.8%)
    61,800  J.C. Penney Co., Inc..............................       2,943
   194,700  Kmart Corp........................................       1,411
   167,800  TJX Companies, Inc................................       3,167
   189,500  Woolworth Corp....................................       2,464
                                                                ----------
                                                                     9,985
                                                                ----------
  CONSUMER-SERVICE & GROWTH (3.5%)
    32,600  Eastman Kodak Co..................................       2,184
   138,900  Ogden Corp........................................       2,969
                                                                ----------
                                                                     5,153
                                                                ----------
  CONSUMER-STAPLES (5.4%)
    68,100  American Brands, Inc..............................       3,039
   154,900  Fleming Cos., Inc.................................       3,195
    51,500  Heinz (H.J.) Co...................................       1,706
                                                                ----------
                                                                     7,940
                                                                ----------
  ENERGY (9.3%)
    86,500  Ashland, Inc......................................       3,038
    33,000  Atlantic Richfield, Co............................       3,655
    21,600  Exxon Corp........................................       1,731
    16,050  Royal Dutch Petroleum Co..........................       2,265
    38,350  Texaco, Inc.......................................       3,011
                                                                ----------
                                                                    13,700
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  FINANCIAL-DIVERSIFIED (1.9%)
    43,250  Student Loan Marketing Association................  $    2,849
                                                                ----------
  HEALTH CARE (3.9%)
    81,900  Bausch & Lomb, Inc................................       3,245
    59,800  Baxter International, Inc.........................       2,504
                                                                ----------
                                                                     5,749
                                                                ----------
  INDUSTRIAL (3.6%)
   147,300  Hanson plc ADR....................................       2,246
    57,100  Rockwell International Corp.......................       3,019
                                                                ----------
                                                                     5,265
                                                                ----------
  INSURANCE (6.6%)
    90,900  American General Corp.............................       3,170
    70,000  Lincoln National Corp.............................       3,763
    51,000  St. Paul Cos., Inc................................       2,837
                                                                ----------
                                                                     9,770
                                                                ----------
  METALS (2.0%)
    48,400  Phelps Dodge Corp.................................       3,013
                                                                ----------
  PAPER & PACKAGING (5.9%)
   121,600  Louisiana-Pacific Corp............................       2,949
    66,000  Weyerhauser Co....................................       2,855
    50,400  Willamette Industries, Inc........................       2,835
                                                                ----------
                                                                     8,639
                                                                ----------
  TECHNOLOGY (3.4%)
    68,000  Apple Computer, Inc...............................       2,168
    51,200  Harris Corp.......................................       2,796
                                                                ----------
                                                                     4,964
                                                                ----------
  TRANSPORTATION (3.7%)
   +32,000  AMR Corp..........................................       2,376
   128,000  Ryder System, Inc.................................       3,168
                                                                ----------
                                                                     5,544
                                                                ----------
  UTILITIES (9.9%)
   106,700  General Public Utilities Corp.....................       3,628
    92,500  NIPSCO Industries, Inc............................       3,538
   137,400  Pinnacle West Capital Corp........................       3,950
    85,800  Texas Utilities Co................................       3,529
                                                                ----------
                                                                    14,645
                                                                ----------
TOTAL COMMON STOCKS (Cost $129,825)...........................     144,646
                                                                ----------

   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (1.6%)
  REPURCHASE AGREEMENT (1.6%)
$   2,342   The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $2,343, collateralized by $1,905 United States
              Treasury Bonds, 7.875%, due 2/15/21, valued at
              $2,391 (Cost $2,342)............................       2,342
                                                                ----------
TOTAL INVESTMENTS (99.7%) (Cost $132,167).....................     146,988
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  AMOUNT
                                                                  (000)
------------------------------------------------------------
OTHER ASSETS (0.5%)
  Receivable for Investments Sold.................  $      326
  Dividends Receivable............................         324
  Interest Receivable.............................           1
  Other...........................................           8  $      659
                                                    ----------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable................        (168)
  Payable for Portfolio Shares Redeemed...........         (50)
  Administrative Fees Payable.....................         (20)
  Custodian Fees Payable..........................          (5)
  Other Liabilities...............................         (39)       (282)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  147,365
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 10,568,118 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $13.94
                                                                ----------
                                                                ----------

------------------------------------------------------------
+   -- Non-income producing security
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE BALANCED PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                         1.0%
Banking                           6.5%
Capital Goods                     1.1%
Chemicals                         2.1%
Communications                    3.8%
Consumer-Durables                 2.4%
Consumer-Retail                   3.6%
Consumer-Service & Growth         1.6%
Consumer-Staples                  3.1%
Energy                            4.5%
Financial-Diversified             0.9%
Health Care                       2.0%
Industrial                        1.9%
Insurance                         3.0%
Metals                            0.9%
Paper & Packaging                 3.0%
Technology                        1.8%
Transportation                    1.7%
Utilities                         5.3%
U.S. Treasury Notes              44.5%
Other                             5.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                INDATA BALANCED MEDIAN INDEX(1)  BALANCED PORTFOLIO
2/20/90*                                               $500,000              500000
10/31/90                                                 488035              496840
10/31/91                                                 601750              582845
10/31/92                                                 659000              638635
12/31/92                                                 680250              656635
12/31/93                                                 747350              736015
12/31/94                                                 743800              718950
12/31/95                                                 929081              888838
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO INDATA
BALANCED-MEDIAN INDEX(1)
-----------------------------

                                   TOTAL RETURNS(2)
                  --------------------------------------------------
                                 AVERAGE ANNUAL     AVERAGE ANNUAL
                    ONE YEAR       FIVE YEARS       SINCE INCEPTION
                  ------------  -----------------  -----------------
PORTFOLIO.......       23.63%          11.45%             10.31%
INDEX...........       24.91           12.43              11.19

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 7% cash, 39% bonds and 54% equity based on $37.8 billion in assets among 538 portfolios for the year ended December 31, 1995 (assumes dividends reinvested). The index returns are gross of management fees; the Portfolio returns are net of management fees and expenses.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Balanced Portfolio's value investment philosophy is based on the premise that a diversified portfolio of undervalued stocks and bonds will outperform the market over the long-term and can be expected to preserve principal in a difficult market environment.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

The total return of the Portfolio for the year ended December 31, 1995 was 23.63%, compared to 24.91% for the Indata Balanced-Median Index for the same period. The average annual total return of the Portfolio for the five years ended December 31, 1995 and for the period from inception in February 1990 through December 31, 1995 were 11.45%, and 10.31% respectively, as compared to 12.43% and 11.19% for the Index for the same periods.

Our asset allocation, based on market value percentage of net assets at December 31, 1995 is as follows:

Equities................................       50.2%
Fixed Income............................       44.5
Cash and other net assets...............        5.3
                                              -----
                                              100.0%
                                              -----
                                              -----

With the strong growth in corporate earnings, the market, as measured by the S&P 500 Stock Index (S&P 500), is within its historical range for fair valuation (14-16x P/E). The current level of equity exposure is 51%, up slightly from the December 31, 1994 level of 50%. The slight increase in equity exposure reflects the recent strong performance of the U.S. equity market.

EQUITIES

For 1995, the equity component of the Portfolio had a gross return of 35.40% compared to the S&P 500 return of 37.57%. The median equity return within balanced portfolios for 1995, as measured by Indata, was 35%.

The U.S. market had a strong year in 1995. Declining interest rates, a low inflation environment, and strong
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE BALANCED PORTFOLIO (CONT.)

growth in corporate earnings within a moderating economy helped propel the market to the sixth highest total return since 1926. Continuing flows of money into U.S. equity mutual funds, in excess of $100 billion in 1995, also played a significant factor. Large-capitalization stocks performed particularly well, driven in part by the strong flows of money into index funds tied to the S&P 500 Stock Index. In addition, the relatively weak dollar has provided currency gains for large multinationals. The effect of non-dollar earnings can have a significant impact on multinationals. We estimate that approximately 30% of S&P 500 earnings are non-dollar.

Market capitalization size was an important factor in 1995, with substantial differences in returns between large and small capitalization stocks. The S&P 500, which is capitalization weighted, was up 37.5%, while the same S&P 500 stocks were up 32.2% when equally weighted. This size factor had the biggest negative impact on the equity portion of the Portfolio as it is equally weighted (as are most actively managed portfolios). The impact on smaller capitalization stocks was greater. The Russell 2000 Index, consisting of small capitalization stocks, rose 28.4% for the year while the Russell 1000 Index, consisting of larger capitalization stocks, rose 37.8%.

Investment style had a lesser negative impact on performance. During 1995, the growth style of investing outperformed value investing. The S&P/Barra Growth Index returned 38.1% compared to the S&P/ Barra Value Index return of 37.0%. However, the difference was more pronounced for mutual funds. The median Growth & Income mutual fund returned 32.8%, outperforming the median Equity-Income mutual fund by 170 basis points.

The equity component of the Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                                         P/E        P/B       YIELD
                                      ---------  ---------  ---------
Portfolio-equity portion............      14.0x       2.2x       3.4%
S&P 500.............................      17.7x       3.7x       2.3%

During the year, the Portfolio reduced the exposure to health care from 6% to 2%. The change reflected the revaluation of the sector from a price-earnings ratio of 15 to the current level of 20 to 25. Health care stocks that were sold include Merck, Becton Dickinson, Bristol-Myers Squibb, and Pharmacia-Upjohn. The Portfolio also reduced the exposure to consumer staples, from 5% to 3%, with the sale of CPC International and Anheuser Busch, and the partial sale of H.J. Heinz as these stocks reverted to fair valuation.

These sales were replaced with attractively-valued stocks in the cyclical, oil and retail sectors. In the cyclical and oil sectors, new holdings include Willamette Industries, Weyerhaeuser, Louisiana-Pacific, Chrysler, Exxon and Arco. The U.S. retailing market is finishing its third year of difficult sales, resulting in compelling valuations. Mid-year, the portfolio increased retail exposure, adding TJX Companies and J.C. Penney.

For the year, the best performing sectors were transportation, returning 65%, capital goods, returning 64%, financial services, returning 56%, and health care, returning 56%. The Portfolio was overweighted in all of these sectors. Underperforming sectors included retail, returning 2%, and consumer durables, returning 18%. Both sectors were overweighted in the Portfolio due to the attractive valuations within the sector.

The top performing stock in the Portfolio was the Student Loan Marketing Association (Sallie Mae), up 105%. The Portfolio added the stock when the market expected President Clinton's direct student loan program to significantly impair Sallie Mae's business. Since then, Sallie Mae has benefited from the changes implemented by the U.S. Congress and has gained new clients due to superior servicing capability.

FIXED INCOME

The fixed income component of the Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For 1995, the fixed income portion of the Portfolio had a total return of 16.18% compared to a return of 15.30% for the Lehman Intermediate-Government/Corporate Index (MSAM/Chicago's fixed-income benchmark). The median fixed income return within balanced portfolios for 1995, as measured by Indata, which includes longer-duration benchmarks, was 16.5%.

The Portfolio began the year at approximately an index neutral weighted average maturity of 4.4 years. During the year, interest rates fell across all maturity spectrums, with the largest decline occurring in the intermediate maturities. The Portfolio benefited from the reshaping of the yield curve as it holds U.S. Treasuries in maturities of 3 and 5 years. With inflation at approximately the 3% level, and intermediate yields (5 year maturity) at the 5% level, we are comfortable with our current position.

--------------------------------------------------------------------------------
Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
COMMON STOCKS (50.2%)
  AEROSPACE (1.0%)
     2,300  United Technologies Corp..........................  $      218
                                                                ----------
  BANKING (6.5%)
     3,700  BankAmerica Corp..................................         240
     3,400  Bankers Trust (New York) Corp.....................         226
     4,300  Chemical Banking Corp.............................         252
     6,100  First of America Bank Corp........................         271
     4,700  Mellon Bank Corp..................................         252
     7,400  PNC Bank Corp.....................................         239
                                                                ----------
                                                                     1,480
                                                                ----------
  CAPITAL GOODS (1.1%)
     6,900  Deere & Co........................................         243
                                                                ----------
  CHEMICALS (2.1%)
     3,425  Eastman Chemical Co...............................         214
     2,100  Monsanto Co.......................................         258
                                                                ----------
                                                                       472
                                                                ----------
  COMMUNICATIONS (3.8%)
     5,500  NYNEX Corp........................................         297
     5,000  SBC Communications, Inc...........................         288
     7,200  Sprint Corp.......................................         287
                                                                ----------
                                                                       872
                                                                ----------
  CONSUMER-DURABLES (2.4%)
     2,100  Chrysler Corp.....................................         116
     7,300  Ford Motor Co.....................................         212
     4,300  General Motors Corp...............................         227
                                                                ----------
                                                                       555
                                                                ----------
  CONSUMER-RETAIL (3.6%)
     4,800  J.C. Penney Co., Inc..............................         229
    17,100  Kmart Corp........................................         124
    14,100  TJX Companies, Inc................................         266
    15,300  Woolworth Corp....................................         199
                                                                ----------
                                                                       818
                                                                ----------
  CONSUMER-SERVICE & GROWTH (1.6%)
     2,400  Eastman Kodak Co..................................         161
     9,600  Ogden Corp........................................         205
                                                                ----------
                                                                       366
                                                                ----------
  CONSUMER-STAPLES (3.1%)
     5,500  American Brands, Inc..............................         245
    13,700  Fleming Cos., Inc.................................         283
     5,100  Heinz (H.J.) Co...................................         169
                                                                ----------
                                                                       697
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
------------------------------------------------------------
  ENERGY (4.5%)
     6,600  Ashland, Inc......................................  $      232
     2,500  Atlantic Richfield Co.............................         277
     1,400  Exxon Corp........................................         112
     1,250  Royal Dutch Petroleum Co..........................         176
     3,000  Texaco, Inc.......................................         236
                                                                ----------
                                                                     1,033
                                                                ----------
  FINANCIAL-DIVERSIFIED (0.9%)
     3,000  Student Loan Marketing Association................         198
                                                                ----------
  HEALTH CARE (2.0%)
     6,500  Bausch & Lomb, Inc................................         258
     4,600  Baxter International, Inc.........................         192
                                                                ----------
                                                                       450
                                                                ----------
  INDUSTRIAL (1.9%)
    12,400  Hanson plc ADR....................................         189
     4,400  Rockwell International Corp.......................         233
                                                                ----------
                                                                       422
                                                                ----------
  INSURANCE (3.0%)
     5,900  American General Corp.............................         206
     4,700  Lincoln National Corp.............................         252
     3,800  St. Paul Cos., Inc................................         211
                                                                ----------
                                                                       669
                                                                ----------
  METALS (0.9%)
     3,100  Phelps Dodge Corp.................................         193
                                                                ----------
  PAPER & PACKAGING (3.0%)
     9,500  Louisiana-Pacific Corp............................         230
     5,000  Weyerhauser Co....................................         216
     4,100  Willamette Industries, Inc........................         231
                                                                ----------
                                                                       677
                                                                ----------
  TECHNOLOGY (1.8%)
     5,500  Apple Computer, Inc...............................         175
     4,200  Harris Corp.......................................         230
                                                                ----------
                                                                       405
                                                                ----------
  TRANSPORTATION (1.7%)
    +2,200  AMR Corp..........................................         163
     9,200  Ryder System, Inc.................................         228
                                                                ----------
                                                                       391
                                                                ----------
  UTILITIES (5.3%)
     9,100  General Public Utilities Corp.....................         309
     7,500  NIPSCO Industries, Inc............................         287
    11,100  Pinnacle West Capital Corp........................         319
     7,050  Texas Utilities Co................................         290
                                                                ----------
                                                                     1,205
                                                                ----------
TOTAL COMMON STOCKS (Cost $9,704).............................      11,364
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE BALANCED PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
------------------------------------------------------------
FIXED INCOME SECURITIES (44.5%)
  U.S. TREASURY NOTES (44.5%)
$   4,875   8.25%, 7/15/98....................................  $    5,218
    4,803   5.50%, 4/15/00....................................       4,843
                                                                ----------
TOTAL FIXED INCOME SECURITIES (Cost $9,804)...................      10,061
                                                                ----------
SHORT-TERM INVESTMENT (4.4%)
  REPURCHASE AGREEMENT (4.4%)
    1,006   The Chase Manhattan Bank, N.A., 5.35%, dated
              12/29/95, due 1/02/96, to be repurchased at
              $1,007, collateralized by $765 United States
              Treasury Bonds, 10.75%, due 2/15/03, valued at
              $1,025 (Cost $1,006)............................       1,006
                                                                ----------
TOTAL INVESTMENTS (99.1%) (Cost $20,514)......................      22,431
                                                                ----------

OTHER ASSETS (1.2%)
  Interest Receivable.............................  $      243
  Dividends Receivable............................          24
  Other...........................................           1         268
                                                         -----
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable................         (15)
  Payable for Portfolio Shares Redeemed...........         (13)
  Administrative Fees Payable.....................          (4)
  Custodian Fees Payable..........................          (2)
  Other Liabilities...............................         (23)        (57)
                                                         -----  ----------
NET ASSETS (100%).............................................  $   22,642
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 2,268,132 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................       $9.98
                                                                ----------
                                                                ----------

------------------------------------------------------------
+   -- Non-income producing security
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Algeria          3.4%
Argentina       25.9%
Brazil          13.5%
Bulgaria         0.8%
Ecuador          3.3%
Mexico          16.5%
Morocco          7.8%
Nigeria          1.5%
Panama           5.9%
Poland           1.8%
Russia          15.4%
Venezuela        3.5%
Other            0.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 JP Morgan Emerging Markets Bond Index (1)  Emerging Markets Debt Portfolio
2/1/94*                                                           $500,000                         $500,000
12/31/94                                                          $406,550                         $429,500
12/31/95                                                          $518,514                         $550,748
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE JP MORGAN EMERGING MARKETS BOND INDEX(1)
----------------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       28.23%           5.18%
INDEX............................       27.54            1.92


1. The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

The total return of the Portfolio for the year ended December 31, 1995 was 28.23% as compared to 27.54% for the J.P. Morgan Emerging Markets Bond Index for the same period. The average annual total return of the Portfolio for the period from inception in February 1994 through December 31, 1995 was 5.18% as compared to 1.92% for the J.P. Morgan Emerging Markets Bond Index for the same period. As of December 31, 1995 the Portfolio had an SEC 30-day yield of 15.67%.

For the three months ended December 31, 1995, the total return of the Portfolio was 7.12% compared with 10.20% for the J.P. Morgan Emerging Markets Bond Index.

Following a bout of profit taking early in the fourth quarter, the market resumed its upward climb. Profit taking was triggered by broker/dealers who were reducing positions due to fiscal year end considerations. An improvement in the markets sentiment toward Argentina prompted all market participants to increase capital committed to this asset class. Hopes of a balanced budget agreement in the U.S. provided a favorable backdrop to the currency and fixed income markets in general over this period.

The fourth quarter was characterized by a high degree of dispersion in the individual country performances, as investors re-positioned their portfolios. Panama, Argentina and Venezuela were the outperformers and Poland, Philippines, South Africa, Mexico and Russia were the underperformers for the quarter.

The markets perception of Argentina's credit risk changed dramatically as the political infighting between rival contenders for power came to an end, as President Menem seized the political initiative. Aggressive moves to tackle the federal budget, remedial measures to tackle the fiscal problems in the provinces and the privatization of the remaining state assets pulled Argentina out of the vicious circle of declining
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EMERGING MARKETS DEBT PORTFOLIO (CONT.)

confidence and poor economic performance following the tequila crisis of the first quarter. Price movements were exaggerated by the fact that most investors, foreign and local, were underweight in Argentina. The return of liquidity and improving sentiment should result in the resumption of economic growth in 1996. Entering the quarter with a relative underweight in Argentina, we started increasing our positions during the first half of November and ended the year close to our target levels. We intend to retain a relative overweight allocation until such time when the market prices in all the good economic news that we can expect in the first half of 1996.

Part of the increase in Argentina was financed by a modest reduction in our exposure to Brazil. Brazil underperformed in the fourth quarter as the market was disappointed with the progress of the reform agenda. Further, a plethora of bad news such as an increase in the fiscal deficit, interventions in private banks and politicians jockeying for influence adversely affected market perceptions. Issues such as the lack of fiscal controls at the federal, state and local levels and the burgeoning in the levels of internal debt questioned the long term sustainability of the Real plan. Brazilian assets recovered quite strongly during the last weeks of the quarter as President Cardoso re-established the political momentum for the reform program. The fiscal condition of the federal government will continue to be strained as the current constitution does not provide the government with sufficient degrees of freedom. Any long term corrective measures will have to wait until such time when reforms (including the administrative, tax and social security reform measures currently being discussed) are passed and implemented in the future. We remain optimistic that the political process will deliver reforms eventually. Meanwhile the competent economic managers of the country will work hard to maintain the Real plan. Declining inflation and real interest rates, a manageable external account situation and reasonable economic growth should make their work that much easier.

We entered the quarter with an overweight position in Venezuela. Its high yields, we thought, compensated us for the deterioration in the country's economic fundamentals. High inflation, negative real interest rates and spiraling fiscal deficits were counteracted by its oil revenues and reasonable level of foreign exchange reserves. The political leadership was making half-hearted measures to gradually move away from its non-orthodox economic policies. The resignation of the last remaining committed reformer prompted us to reduce the allocation to Venezuela. With hindsight such a move proved to be pre-mature as we underestimated the President's commitment to reform and his willingness to engage the IMF and the World Bank in discussions to obtain external finance and expertise in managing the transition to a more free market oriented economic policy stance. The impact of stabilization measures on the real non-oil economy will be severe and managing the political fallout of the IMF program will be one of the key challenges for the government. There does seem to have developed a political consensus in favor of a stabilization program and this should reduce the probability of civil unrest following the adoption of policies which will result in higher inflation, fiscal contraction and positive real interest rates. We will increase our allocation to Venezuela as the opportunity presents itself during the early part of 1996. We continue to believe that implementing the IMF program will require an upgrade in the technical skills of the administrative machinery.

Mexico once again proved to be a difficult credit to understand. Concerns over the state of the banking system and the lack of a pick-up in domestic growth caused nervousness in the foreign exchange markets in the fourth quarter. The markets believed that the government lacked the political will and economic policy alternatives to meeting year-end demand for dollars. Fears about another peso crisis and the lack of a clear and timely strategic response on the part of the policy makers to combat the speculative demand for dollars produced the second peso crisis within the space of less than twelve months. Our holdings in peso denominated local treasury bills were affected as interest rates eventually increased and the peso weakened dramatically. We continued to hold our positions as we believed that this time around the pressures on the currency were seasonal and temporary and a drastic tightening of monetary policy would reverse the slide in the currency. Our outlook for 1996 is one of cautious optimism. The return of growth is imperative from a social and political standpoint. Growth in private consumption is unlikely to surprise on the upside as the system needs to de-leverage and payoff the debts accumulated in the last four years. The economy remains vulnerable to any internal and external shocks that would delay the economic recovery. Local treasury bills continue to offer the best way to play the Mexican debt markets as Mexican Brady bonds trade unjustifiably tight to other credits in the region.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE EMERGING MARKETS DEBT PORTFOLIO (CONT.)

Russia, one of our relatively large bets against the index finally reached an agreement with its external creditors. Prices of the loans did appreciate in value soon after, but profit taking and a reduction in positions in front of the Duma elections causing prices to come down from their highs. The Duma elections did result in the Communists winning the largest share of the seats, however, the opposition still lacks a two-thirds majority to reverse the stance of economic policy. The political aspirations of the incumbent President will however result in changes in the tone of public pronouncements of the administration and the President will take policy actions to increase his approval ratings within the ranks of the center and right of the political spectrum. There could be a slow-down and some dilution of the economic reform program as economic policy takes a back seat to Presidential politics. The potential for a policy vacuum or a near term reversal in course will limit the enthusiasm for Russian assets in the market. The non-performing loans, based on the parameters of the announced restructuring, trade at spreads close to 2,000 bps above U.S. Treasuries, 700 bps wider than the assets of Ecuador, Bulgaria and Venezuela. We believe that given the current state of the economy (declining inflation, trade surpluses, a low external debt burden and a resumption in growth) and the willingness of any future administration to service their external debts, the market is mis-pricing Russian risk. The prices of the asset should increase on the announcement of an IMF Extended Fund Facility and continued compliance by the government under the terms of the restructuring agreement. We do not envisage any changes in our exposure to Russia at this point.

Morocco has been maintained at a steady 7% level for most of the quarter. At current prices Morocco is attractive. The drought of 1995 is over and the resumption of rainfall during this season will make all the difference to the fortunes of this country. A better harvest will lead to higher growth, lower inflation, improvement in the external payments position and give the policy makers an opportunity to initiate long delayed structural reforms. The country has outlined the course of economic policy to be followed in the next fiscal year. Financial de-regulation, privatization, increasing exports and reforming government expenditures are in the cards. Implementation of the proposed strategy should result in a substantial tightening of Moroccan spreads in 1996.

In the high yield sector we remain sanguine about the prospects of Ecuador and Bulgaria. We reduced our exposure to Nigeria following the delay in the transition to civilian rule and the execution of leaders campaigning for civil rights. The prospects for further political uncertainty and strife make Nigerian assets risky.

Panama, a pre-Brady country turned in a strong performance for the quarter. Investors sought to increase their allocations in the when-as and if issued markets. The commitment of the new government to reform encouraged investors. The enactment of labor reform and the possible privatization of state assets, including the properties along the Panama canal should improve the economic fortunes of the country in the future. We retain our relative overweight exposure to Panama.

Our outlook for emerging markets debt remains positive. A slowdown in growth in the U.S. and Europe and signs of inflation should result in a decline in market rates. Credit stories unfolding in Latin America and Eastern Europe show dramatic improvements over 1995. Policy makers commitment to reform has only been strengthened in the post tequila days. The perfect line up of interest rates, spreads and fund flows should result in price appreciation. We will remain vigilant however for the first signs of a turnaround in market sentiment or fundamentals.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                               VALUE
    (000)                                                                (000)
------------------------------------------------------------
DEBT INSTRUMENTS (90.6%)
  ALGERIA (3.4%)
    LOAN AGREEMENTS (3.4%)
$    p###9,788   Algeria Refinanced Loan Agreements, Tranche A,
                   (Floating Rate), 6.875%, 12/31/00...............  $        5,090
    ~p###2,000   Algeria Refinanced Loan Agreements, Tranche A,
                   (Floating Rate), 12/31/00 (Participation:
                   Salomon Brothers)...............................           1,040
                                                                     --------------
                                                                              6,130
                                                                     --------------
  ARGENTINA (25.9%)
    BONDS (25.9%)
$        3,000   Banco de Galicia 9.00%, 11/01/03..................           2,629
         7,000   Republic of Argentina BOCON, Series 1 DL,
                   (Floating Rate), 3.188%, 4/01/01................           6,072
         5,200   Republic of Argentina Discount Bonds, (Floating
                   Rate), 6.563%, 3/31/23..........................           3,412
     / /26,450   Republic of Argentina Par Bonds, Series L, 5.00%,
                   3/31/23.........................................          15,110
      ++28,000   Republic of Argentina, Series L, "Euro", (Floating
                   Rate), 6.813%, 3/31/05..........................          19,950
                                                                     --------------
                                                                             47,173
                                                                     --------------
  BRAZIL (13.5%)
    BONDS (13.5%)
$    / /17,250   Federative Republic of Brazil Par Bond, Series
                   Z-L, 4.25%, 4/15/24.............................           9,186
      /\26,753   Federative Republic of Brazil, Series C, "Euro",
                   (Floating Rate), PIK, 8.00%, 4/15/14............          15,349
                                                                     --------------
                                                                             24,535
                                                                     --------------
  BULGARIA (0.8%)
    BONDS (0.8%)
$          250   Bulgaria Front Loaded Interest Reduction Bond,
                   Series A, (Floating Rate), 2.00%, 7/28/12.......              75
        #2,983   Bulgaria Interest Arrears Bonds, (Floating Rate),
                   6.75%, 7/28/11..................................           1,387
                                                                     --------------
                                                                              1,462
                                                                     --------------
  ECUADOR (3.3%)
    BONDS (3.3%)
$        5,000   Republic of Ecuador Discount Bonds, "Euro",
                   (Floating Rate), 6.813%, 2/28/25................           2,534
          #181   Republic of Ecuador Discount Bonds, (Floating
                   Rate), 6.813%, 2/28/25..........................              92
         1,900   Republic of Ecuador IE Bonds, (Floating Rate),
                   6.50%, 12/21/04.................................           1,159
      / /4,000   Republic of Ecuador Par Bond, "Euro", 3.00%,
                   3/01/25.........................................           1,460
         2,043   Republic of Ecuador PDI Bonds, "Euro", (Floating
                   Rate), PIK, 6.813%, 3/01/15.....................             684
                                                                     --------------
                                                                              5,929
                                                                     --------------

     FACE
    AMOUNT                                                               VALUE
    (000)                                                                (000)
------------------------------------------------------------
  MEXICO (7.8%)
    BONDS (7.8%)
   MXP  19,092   Banamex Pagare Discount Bond 4/03/97..............  $        1,568
        32,143   Banamex Pagare Discount Bond 10/09/97.............           2,293
$        5,000   Mexican Discount Bond, Series A, (Floating Rate),
                   6.766%, 12/31/19, (Value Recovery Rights
                   Attached).......................................           3,613
         5,000   Mexican Discount Bond, Series B, (Floating Rate),
                   6.766%, 12/31/19, (Value Recovery Rights
                   Attached).......................................           3,613
        #4,200   Petroleos Mexicanos, 8.625%, 12/01/23.............           3,150
                                                                     --------------
                                                                             14,237
                                                                     --------------
  MOROCCO (7.8%)
    LOAN AGREEMENTS (7.8%)
$      ~21,000   Kingdom of Morocco Restructuring and Consolidating
                   Agreement, Tranche A, (Floating Rate), 1/01/09
                   (Participation: Goldman Sachs, Lehman Brothers,
                   Paribas, Salomon Brothers)......................          14,254
                                                                     --------------
  NIGERIA (1.5%)
    BONDS (1.5%)
$        5,500   Nigeria Par Bonds, 6.25%, 11/15/20 (Warrants
                   Attached).......................................           2,709
                                                                     --------------
  PANAMA (5.9%)
    LOAN AGREEMENTS (5.9%)
$   p###14,313   Republic of Panama Loans..........................          10,735
                                                                     --------------
  POLAND (1.8%)
    NOTE (1.8%)
$      ##3,121   Republic of Poland Note, Zero Coupon, 2/28/96.....           3,211
                                                                     --------------
  RUSSIA (15.4%)
    LOAN AGREEMENTS (15.4%)
$     ++15,000   Bank for Foreign Economic Affairs, (Floating
                   Rate)...........................................           5,119
   DEM++86,500   Bank for Foreign Economic Affairs, (Floating
                   Rate)...........................................          22,923
                                                                     --------------
                                                                             28,042
                                                                     --------------
  VENEZUELA (3.5%)
    BONDS (3.5%)
$       11,500   Republic of Venezuela Debt Conversion Bonds,
                   Series DL, (Floating Rate), 6.563%, 12/18/07....           6,339
                                                                     --------------
TOTAL DEBT INSTRUMENTS (Cost $152,483).............................         164,756
                                                                     --------------
SHORT TERM INVESTMENTS (8.7%)
  MEXICO (8.7%)
    BILLS (8.7%)
   MXP  20,000   Mexican Cetes, Zero Coupon, 1/18/96...............           2,535
        21,716   Mexican Cetes, Zero Coupon, 2/08/96...............           2,683
         7,298   Mexican Cetes, Zero Coupon, 2/22/96...............             887
        19,994   Mexican Cetes, Zero Coupon, 7/18/96...............           2,079
        41,820   Mexican Cetes, Zero Coupon, 8/08/96...............           4,260
        35,000   Mexican Cetes, Zero Coupon, 9/26/96...............           3,404
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $20,430)........................          15,848
                                                                     --------------
TOTAL INVESTMENTS (99.3%) (Cost $172,913)..........................         180,604
                                                                     --------------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    AMOUNT
------------------------------------------------------------         (000)
OTHER ASSETS (35.7%)
  Interest Receivable.............................  $     2,819
  Receivable for Investments Sold.................       37,950
  Collateral on Deposit with Broker...............       24,039
  Receivable due from Broker......................        5,000
  Receivable for Portfolio Shares Sold............           63
  Other...........................................           12   $    69,883
                                                    -----------
LIABILITIES (-35.0%)
  Securities Sold Short, at Value (Proceeds         $   (26,242)
   $24,470).......................................
  Payable for Investments Purchased...............      (26,106)
  Payable for Reverse Repurchase Agreement........      (12,225)
  Bank Overdraft..................................       (2,755)
  Interest Payable on Securities Sold Short.......         (692)
  Investment Advisory Fees Payable................         (443)
  Custodian Fees Payable..........................          (50)
  Administrative Fees Payable.....................          (25)
  Payable for Portfolio Shares Redeemed...........           (2)
  Other Liabilities...............................          (69)      (68,609)
                                                    -----------   -----------
NET ASSETS (100%)..............................................   $   181,878
                                                                  -----------
                                                                  -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 21,172,632 outstanding $.001 par value shares
  (authorized 500,000,000 shares)..............................         $8.59
                                                                  -----------
                                                                  -----------

------------------------------------------------------------

)             --      Security is expected to be received in connection
                      with the restructuring of the Panama loan owned by
                      the Portfolio.
++            --      Non-income producing security - in default
++            --      Denotes all or a portion of securities subject to
                      repurchase under Reverse Repurchase Agreements as of
                      December 31, 1995 -- See Note A-4 to Financial
                      Statements.
#             --      144A security -- certain conditions for public sale
                      may exist.
##            --      Securities redemption value is linked to the
                      Republic of Poland Treasury Bill maturing 2/28/96
                      and to the value of the Polish Zloty and Deutsche
                      Mark at maturity.
###           --      Under restructuring at December 31, 1995 -- see Note
                      A-8 to Financial Statements.
***           --      Security is valued at cost. See Note A-1.
/ /           --      Step Bond -- coupon rate increases in increments to
                      maturity. Rate disclosed is as of December 31, 1995.
                      Maturity date disclosed is the ultimate maturity.
~             --      Participation interests were acquired through the
                      financial institutions indicated parenthetically.
/\            --      4.00% of 8.00% represents amount paid in cash. The
                      remainder is payment-in-kind. Cash payment rate
                      increases in increments to maturity.
p             --      Issuer is making partial interest payments.
PDI           --      Past Due Interest
PIK           --      Payment-In-Kind. Income may be paid in additional
                      securities or cash at the discretion of the issuer.
DEM           --      Deutsche Mark
MXP           --      Mexican Peso
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at
December 31, 1995.

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
------------------------------------------------------------
SECURITIES SOLD SHORT (NOTE A-9)
  MEXICO
    BONDS
$   20,000  United Mexican States Aztec Bonds (Floating Rate)
              7.609%, 3/31/08 (Proceeds $16,900)..............  $   18,000
     5,000  United Mexican States Discount Bond, Series D,
              (Floating Rate), 6.547%, 12/31/19 (Value
              Recovery Rights Attached) (Proceeds $3,500).....       3,613
                                                                ----------
                                                                    21,613
                                                                ----------
  PANAMA
    BONDS
  #) 2,000  Republic of Panama Interest Reduction Bond,
              12/29/49 (Proceeds $820)........................         905
                                                                ----------
  VENEZUELA
    BONDS
     6,500  Republic of Venezuela, Par Bond, Series A,
              (Floating Rate), 6.75%, 3/31/20 (Oil Warrants
              Attached) (Proceeds $3,250).....................       3,724
                                                                ----------
            (Total Proceeds $24,470)..........................  $   26,242
                                                                ----------
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government & Agency Obligations         37.8%
Foreign Government & Agency Obligations      14.9%
Corporate Bonds & Notes                      24.9%
Asset Backed Securities                       5.7%
Other                                        16.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                LEHMAN AGGREGATE BOND INDEX (1)   BALANCED PORTFOLIO
5/15/91*                                                  500000              500000
10/31/91                                                  537100              535590
10/31/92                                                  589900              592415
12/31/92                                                  599400              598440
12/31/93                                                  657800              652710
12/31/94                                                  638650              632500
12/31/95                                                  756673              751157
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE
BOND INDEX(1)
-------------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       18.76%           9.18%
INDEX............................       18.48            9.35


1. The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the year ended December 31, 1995, the Portfolio had a total return of 18.76% as compared with 18.48% for the Lehman Aggregate Bond Index. The average annual total return of the Portfolio for the period from inception in May 1991 through December 31, 1995 was 9.18% as compared to 9.35% for the Lehman Aggregate Bond Index for the same period. As of December 31, 1995, the Portfolio had an SEC 30-day yield of 6.39%.

After a dismal performance in 1994, the fixed income markets rebounded in 1995 to provide their best total return performance in ten years. The 18.48% return on the Lehman Aggregate Bond Index represents the third highest return since its inception in the mid-1970s.

Key to this strong market performance was an ongoing change in investor perceptions about the outlook for Federal Reserve policy, with these perceptions changing from an anticipation of aggressive Fed tightening at the start of the year to an anticipation of aggressive Fed easing as the year progressed. These changes helped drive rate declines of almost 200 basis points in 30-year bond yields and over 250 basis points in 2-year bond yields.

Following rapid economic growth in the latter part of 1994, consensus expectations entering 1995 were for continued strong growth accompanied by a pickup in inflation. As a result, bond yields at the start of the year reflected a view that the Fed would continue tightening aggressively. While the Fed did tighten once at the end of January, this proved to be its last tightening.

Instead, economic growth moderated substantially and inflation remained subdued. From a nearly 5% growth rate in the last quarter of 1994, growth averaged barely 2% in the first half of 1995. As the year
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE FIXED INCOME PORTFOLIO (CONT.)

progressed, signs of economic weakness became increasingly evident, with areas such as manufacturing activity, employment growth and retail sales showing a number of particularly weak reports. In response, the bond market rallied sharply. Not only did it remove expectations of further Fed tightenings, but the market began to anticipate aggressive Fed easing. By the time the Fed actually eased 25 basis points in July, 10-year Treasury yields had already fallen more than 160 basis points.

Besides the changing economic environment, two other factors helped support the rally in Treasuries over the first half of the year. Ironically, the first of these was a sharp decline in the value of the dollar versus the Japanese yen and German mark. As the dollar fell by more than 10% against the DM and almost 20% against the yen early in the year, central banks purchased large volumes of Treasury securities. The second factor was convexity-related buying of Treasuries. As rates fell, holders of mortgage-backed securities sought to offset the shortening in duration of their mortgage holdings by adding to and extending the duration of their Treasury holdings. The more rates fell, the stronger this trend became.

Following the Fed's ease in July, the market had a brief correction as economic growth temporarily reaccelerated and the market reassessed prospects for further Fed easing. The backup was brief and was followed by a strong rally into year-end. This time, the rally was supported by favorable political considerations, specifically expectations for an agreement on balancing the Federal budget. The prospects for a long-term tightening of fiscal policy could reduce the risk premium assigned to U.S. Treasuries. As the fourth quarter progressed, expectations for a budget deal grew stronger. Two shutdowns of the Federal government and threats of default by the government were largely viewed as noise by the marketplace that would not derail the momentum towards a balanced budget. The Fed then eased another 25 basis points in December and while this merely brought the Fed funds rate back to its level at the start of the year, the market's outlook was dramatically different. The year closed with the entire yield curve inside of seven years trading below Fed funds, suggesting strong expectations that the Fed would continue to ease and do so more aggressively than it had done to date.

The major non-Treasury sectors of the marketplace turned in contrasting performances over the year. As might be expected given the magnitude of the rate drop, the mortgage market underperformed comparable duration Treasuries. While the market feared an acceleration of prepayments to the elevated levels seen in 1993, the actual level of prepayments turned out to be much more moderate. Market sponsorship was weak, however, as investors focused on the convexity of the sector. This was particularly true for the insurance industry, as Standard and Poor's changed its rating methodology to specifically account for the negative convexity of the sector. The Federal agencies themselves (FNMA and FHLMC) became the primary sponsors of the mortgage market, issuing callable debt and investing in the cheaper MBS market. Structured mortgage product was particularly out of favor as reflected in new issuance of agency CMOs, which declined to just $12 billion of issuance from more than $300 billion in 1993. Mortgage-related markets with better convexity characteristics enjoyed better sponsorship, for example commercial mortgage backed securities and seasoned mortgages. The asset-backed market also witnessed substantial issuance growth and increased sponsorship over the year.

The corporate bond market, in contrast, performed quite well in 1995. Strong fundamentals, including a favorable environment for corporate profitability and upgrades of some of the larger issuers within the corporate market, combined with strong technicals in terms of large groups of investors allocating additional assets to the corporate sector at the expense of the mortgage sector to tighten corporate spreads. Even the re-emergence of event risk in response to increased merger and acquisition activity could not derail the corporate market. In contrast to the 1980s, much (although certainly not all) of this activity was strategic in nature with minimal and in some cases positive impacts on credit quality.

Foreign bond markets provided a number of opportunities for U.S. investors over the course of 1995. Spreads on German government bonds, for example, fluctuated widely versus U.S. bonds. Not only could U.S. investors buy German bonds at higher yields than comparable maturity U.S. Treasuries at several times during the year, but favorable hedging costs allowed U.S. investors to add over 150 basis points more yield by hedging their currency exposure.

FOURTH QUARTER STRATEGY REVIEW

Through much of the fourth quarter, our Portfolio was slightly long in duration against the benchmark. We adjusted this position to a slightly short one late in the quarter in anticipation of a possible correction in the market. We also reduced our more barbelled yield curve exposure early in the quarter to a neutral

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE FIXED INCOME PORTFOLIO (CONT.)
to slightly more bulleted position against our benchmark. We added opportunistically to our exposure to spread product over the quarter, taking advantage of spread volatility both in mortgages and corporates. We continued to aggressively monitor the durations of our mortgage holdings. Finally, we increased exposure to foreign bond markets, specifically German bonds on a currency hedged basis.

OUTLOOK FOR 1996

While repeating the return performance of 1995 is not a very likely event (10-year Treasury yields would have to fall to well below 4%), the outlook for the fixed income markets still looks favorable going into 1996. Although we enter 1996 slightly short in duration, we view this as a temporary position reflective of a market discounting too much good news and therefore vulnerable to a trading setback. With the Fed in all likelihood still easing, we anticipate extending duration at higher rate levels. We are overweighted in spread product currently and will adjust these positions as market values dictate. We view currency-hedged non-U.S. bonds, particularly German government bonds, as the best opportunity to enhance returns at the start of 1996.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
------------------------------------------------------------
FIXED INCOME SECURITIES (83.3%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (37.8%)
    U.S. Treasury Notes (12.1%)
$    7,000  8.25%, 7/15/98....................................  $    7,492
    10,000  6.25%, 5/31/00....................................      10,336
     2,000  7.25%, 8/15/04....................................       2,224
                                                                ----------
                                                                    20,052
                                                                ----------
    Federal Home Loan Mortgage Corporation (4.4%)
        14  13.00%, 9/01/10...................................          16
     6,868  9.00%, 1/01/25....................................       7,227
                                                                ----------
                                                                     7,243
                                                                ----------
    Government National Mortgage Association (21.3%)
         9  11.00%, 12/15/15..................................          10
        16  10.00%, 5/15/19...................................          17
     7,976  6.00%, 2/15/24....................................       7,757
     7,159  8.00%, 3/15/24....................................       7,459
    19,745  7.00%, 5/15/24....................................      19,980
                                                                ----------
                                                                    35,223
                                                                ----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS................      62,518
                                                                ----------
  FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS (14.9%)
     5,000  Republic of Italy 6.875%, 9/27/23.................       4,883
     5,000  Treuhandanstalt 6.50%, 4/23/03....................       3,635
    22,100  Treuhandanstalt 6.75%, 5/13/04....................      16,171
                                                                ----------
  TOTAL FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS.............      24,689
                                                                ----------
  CORPORATE BONDS AND NOTES (24.9%)
    FINANCE (24.9%)
     7,500  CCP Insurance 10.50%, 12/15/04....................       8,171
    #7,500  Farmers Insurance 8.625%, 5/01/24.................       7,781
     5,000  Ford Motor Credit Co. 6.25%, 11/08/00.............       5,068
     5,000  General Motors Acceptance Corp. 7.375%, 6/22/00...       5,284
     5,000  Goldman Sachs Group 7.80%, 7/15/02................       5,343
     3,000  John Hancock 7.375%, 2/15/24......................       3,002
     3,000  Metropolitan Life Insurance 7.80%, 11/01/25.......       3,125
     3,000  USX Corp. 9.125%, 1/15/13.........................       3,449
                                                                ----------
  TOTAL CORPORATE BONDS AND NOTES.............................      41,223
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
------------------------------------------------------------
  ASSET BACKED SECURITIES (5.7%)
$        4  Case Equipment Loan Trust, 92-A 5.40%, 6/15/98....  $        4
        26  Federal Home Loan Mortgage Corp., REMIC 16-B
              10.00%, 10/15/19................................          26
        19  Federal National Mortgage Association, REMIC
              92-59F, (Floating Rate), 6.243%, 8/25/06........          19
       100  Ford Credit Auto Loan Master Trust, 92-1A 6.875%,
              1/15/99.........................................         101
         7  General Motors Acceptance Corp. Trust, 92-DA
              5.55%, 5/15/97..................................           7
     4,001  Resolution Trust Corp., Series 1991-M5, Class A,
              9.00%, 3/25/17..................................       4,171
     5,000  Standard Credit Card Trust 6.75%, 6/07/00.........       5,136
                                                                ----------
  TOTAL ASSET BACKED SECURITIES...............................       9,464
                                                                ----------
TOTAL FIXED INCOME SECURITIES (Cost $129,833).................     137,894
                                                                ----------
SHORT-TERM INVESTMENT (15.2%)
  REPURCHASE AGREEMENT (15.2%)
    25,181  Goldman Sachs & Co., 5.83%, dated 12/29/95, due
              1/02/96, to be repurchased at $25,197,
              collateralized by $18,310 United States Treasury
              Bonds, 9.25%, due 2/15/16, valued at $25,707
              (Cost $25,181)..................................      25,181
                                                                ----------
TOTAL INVESTMENTS (98.5%) (Cost $155,014).....................     163,075
                                                                ----------

OTHER ASSETS (1.6%)
  Cash............................................  $        1
  Interest Receivable.............................       2,314
  Net Unrealized Gain on Forward Foreign Currency          233
   Exchange Contracts.............................
  Receivable for Portfolio Shares Sold............          39
  Other...........................................          14       2,601
                                                    ----------
LIABILITIES (-0.1%)
  Investment Advisory Fees Payable................         (94)
  Administrative Fees Payable.....................         (23)
  Custodian Fees Payable..........................          (4)
  Payable for Portfolio Shares Redeemed...........          (1)
  Other Liabilities...............................         (27)       (149)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  165,527
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 15,306,696 outstanding $.001 par value shares
  (authorized 500,000,000 shares).............................      $10.81
                                                                ----------
                                                                ----------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31, 1995, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                          IN                        NET
  CURRENCY                             EXCHANGE                 UNREALIZED
 TO DELIVER     VALUE    SETTLEMENT      FOR         VALUE      GAIN (LOSS)
   (000)        (000)       DATE        (000)        (000)         (000)
------------  ---------  ----------  ------------  ---------  ---------------
  DEM 23,100  $  16,110   1/19/96    U.S.$ 16,360  $  16,360     $     250
U.S.$ 16,131     16,131   1/19/96      DEM 23,100     16,110           (21)
  DEM 28,500     20,011   6/07/96    U.S.$ 20,015     20,015             4
              ---------                            ---------         -----
              $  52,252                            $  52,485     $     233
              ---------                            ---------         -----
              ---------                            ---------         -----

------------------------------------------------------------

#          --         144A Security. -- Certain conditions for public
                      sale may exist.
REMIC      --         Real Estate Mortgage Investment Conduit
DEM        --         Deutsche Mark
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1995.

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          1.0%
British Pound              5.7%
Canadian Dollar            5.0%
Danish Krone               5.8%
Deutsche Mark             15.6%
French Franc               6.8%
Irish Pound                1.6%
Italian Lira               4.0%
Japanese Yen               8.0%
Netherlands Guilder        2.0%
New Zealand Dollar         1.6%
Spanish Peseta             5.1%
Swedish Krona              2.8%
United States Dollar      30.7%
Other                      4.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                J.P. MORGAN TRADED GLOBAL BOND INDEX        GLOBAL FIXED INCOME
                                                 (1)                             PORTFOLIO
5/1/91*                                                        500,000                       500,000
10/31/91                                                       538,720                       530,500
10/31/92                                                       606,455                       585,090
12/31/92                                                       601,365                       577,395
12/31/93                                                       675,100                       665,985
12/31/94                                                       683,750                       625,500
12/31/95                                                       815,782                       746,347
*Commencement of operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED
GLOBAL BOND INDEX(1)
--------------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       19.32%           8.95%
INDEX............................       19.31           11.05


1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Fixed Income Portfolio aims to produce an attractive rate of return by investing in fixed income securities issued by governments, agencies, supranational entities and corporations with varying maturities in various currencies.

The total return of the Portfolio for the year ended December 31, 1995 was 19.32% as compared to 19.31% for the J.P. Morgan Traded Global Bond Index for the same period. The average annual total return of the Portfolio for the period from inception in May 1991 through December 31, 1995 was 8.95% compared to 11.05% for the J.P. Morgan Traded Global Bond Index for the same period. As of December 31, 1995, the Portfolio had an SEC 30-day yield of 5.91%.

Global fixed income markets registered strong gains in 1995 with local currency returns ranging from 14% in Japan to over 20% in Sweden. The dominant factor fueling the rally was a continued drop in short rate expectations in response to weaker than anticipated economic data and subdued inflationary pressures.

U.S. Treasury bonds steadily rallied during the year and by year end the 30 year long bond was trading around a 6.0% yield level, the lowest since October 1993. The average return was 17.3% and the highest returns came from longer duration securities, despite a slight steepening of the yield curve. The yield spreads on mortgage bonds typically widened over Treasuries as they lagged the rally and prepayment risk increased. However, corporate spreads remained tight. The market continued to expect a relaxation of monetary policy by the Federal Reserve as various indicators confirmed that economic activity was declining from the rapid pace experienced in late 1994. This easing initially occurred in July when the Fed Funds rate was lowered by 0.25% to 5.75%, with another 0.25% reduction occurring in December. The authorities cited the continued benign inflation outlook in justifying their moves. The market shrugged off the continued impasse over the budget deficit negotiations, believing an eventual agreement involving a reduced deficit would be a positive factor for the market. Expectations of the Fed moving to a slightly
------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE GLOBAL FIXED INCOME PORTFOLIO (CONT.)

less restrictive stance remained in place as evidenced by ten year yields finishing the year no higher than cash rates. The fund maintained a neutral to slightly longer than benchmark duration throughout the year, with tactical shifts into the mortgage sector. An underweight allocation was maintained in preference to European bonds.

Canadian bonds outperformed their U.S. counterparts across the maturity spectrum and the market offered an average return of 19.3%. The narrow defeat of the Quebec separatist movement in the September referendum removed some risk premium, allowing an immediate rally in the market and an easing of interest rates by the Bank of Canada. Subdued inflation, credible fiscal tightening, high real interest rates and the scope for further rate cuts also aided performance. The fund increased exposure to overweight after the referendum. An overweight position was held in the Australian and New Zealand markets. The former returned an overall 19.9%. Economic activity continued to moderate over the year but the Reserve Bank resisted the pressure to lower rates as underlying inflation broke above their target ranges. New Zealand bonds returned 14.0%. The yield curve remained inverse as the Reserve Bank remained hawkish on inflation and increased rates in December.

The Japanese market performed strongly in the first half of the year with benchmark yields falling to all time lows of 2.5% by July. The strength of the yen continued to threaten any economic recovery prospects whilst the banking system remained fragile and deflation pressures mounted. The Official Discount rate had fallen to a record low of 0.5% by September. In the second half of the year returns were flat as the yen weakened, the stock market recovered and the authorities finally became more willing to acknowledge the need to reliquify and stimulate the economy. The yield curve moved to an historically steep position as shorter dated yields fell relative to longs. The impact of fiscal stimulus, a deteriorating budget deficit and the weaker yen will probably put further upward pressure on yields although they are likely to be capped by the prospect of only moderate economic recovery with continued disinflation. The fund maintained a low allocation to the market but tactically increased duration slightly in anticipation of yield curve flattening.

European bonds performed well, particularly in the latter part of the year, as short rate expectations fell in response to increasingly disappointing economic data. The German market produced a return of 16.8% as deteriorating business surveys and industrial production data together with declining inflation encouraged the Bundesbank to allow their money market repo rates to fall below 4.0%. The discount rate was reduced in August and then December when it fell to 3.0%, the lowest level since 1987. The German yield curve steepened to a historic extreme, but longer dated bonds produced the highest returns. After underperforming in the first part of the year, most other European markets recovered strongly and narrowed their yield spread over German bonds. Improving fundamentals and the general bond friendly environment gave investors confidence to diversify into higher yielding assets. The best performer was Sweden, boosted by the prospects of a lower budget deficit, lower short rates and a positive inflation outlook. The prospects for Monetary Union cast uncertainty over European markets, although most countries reaffirmed their commitment to the concept at a November summit meeting. The fund remained overweight Europe throughout the year, with a long overall duration reflecting attractive valuations and steep yield curves. Holdings were actively switched between markets and the overweight total position in the higher yielders was a positive for performance.

On the foreign exchanges the dollar ended a volatile year 8-9.0% weaker against most European currencies but 3.2% higher against the yen. During the period it traded within a range of DM1.35 to DM1.56 against the deutschemark and Y80 to Y104.5 against the yen. the dollar fell to new lows in the first quarter as declining interest rate and growth expectations added to the negative influences of the current account and budget deficits. It then recovered sharply, particularly against the yen, following aggressive central bank intervention. This generated speculation of a G7 agreement to bring the dollar more into line with fundamentals and an acknowledgement of the dangers of an implosion of the Japanese economy. The fund maintained an overweight exposure to the dollar by hedging some European currency exposure. This also earned a hedging premium due to interest rate differentials. The yen was underweighted throughout the year. The fund also hedged some of its Canadian dollar exposure because of an erosion of rate differentials with the U.S. and the Bank of Canada's overt desire to stimulate the economy through looser monetary policy and a trade competitiveness. On the European cross rates, the general trend was for higher yielding currencies to suffer in the first half of the year, then appreciated in line with their bond markets in the second half. Sterling was the weakest European currency, falling to new all time lows on a trade weighted basis, undermined by weaker economic data,

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE GLOBAL FIXED INCOME PORTFOLIO (CONT.)

poor trade figures and political worries. Monetary Union uncertainties continued to give the Swiss franc a strong bid, despite official protestations of the resultant damage to the Swiss economy.

1995 has proved to be an exceptionally good year for bond investors who have enjoyed double digit returns across all markets. The current environment of structurally subdued inflation, stable or slightly lower interest rates, below potential economic growth and restrained fiscal policies would suggest there is little on the horizon to threaten a significant reversal of recent gains in the near future. Parallels are naturally being drawn with the situation at the end of 1993, but a repeat of 1994's simultaneous growth surge and bond market carnage seems unlikely this time around. Market valuations are less stretched than in late 1993 with real yields higher, the overhang of leverage less of a risk and the global environment of slow nominal growth more firmly entrenched than two years ago. The policy priorities of major nations are also different from late 1993 with greater emphasis on the need for medium term fiscal responsibility in the U.S. and Europe and a stronger commitment in Japan to fighting deflation.

Despite this benign background it is clear that 1995's fall in yields is most unlikely to be repeated this year. Any pick up in economic prospects later in the year is likely to result in a move to higher yields. In relative terms European markets appear to offer better protection than the U.S. and Japan.

Starting from reasonably cheap valuation levels, prospects for the dollar seem quite encouraging for 1996. There appears an international desire to push the dollar higher to ease the strain on growth in European economies and Japan. Although the current U.S. budget negotiations are unlikely to offer a quick solution to U.S. fiscal problems, the deficit as a percentage of GDP is the lowest for fifteen years and better than most other nations. A falling current account deficit with Japan should further aid the USD/JPY rate. Arguably the value of the dollar has yet to fully reflect the competitive advances of the U.S. corporate sector and the recent strength of U.S. financial markets.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                                 VALUE
     (000)                                                                  (000)
------------------------------------------------------------
FIXED INCOME SECURITIES (95.7%)
  AUSTRALIAN DOLLAR (1.0%)
    GOVERNMENT BONDS (1.0%)
    AUD    1,300   Government of Australia 9.50%, 8/15/03............  $          1,044
                                                                               --------
  BRITISH POUND (5.7%)
    GOVERNMENT BONDS (5.7%)
    GBP    3,800   United Kingdom Treasury 7.00%, 11/06/01...........             5,907
                                                                               --------
  CANADIAN DOLLAR (5.0%)
    EUROBONDS (2.6%)
    CAD    1,500   British Columbia Province 7.75%, 6/16/03..........             1,131
           2,100   Export-Import Bank of Japan 7.75%, 10/08/02.......             1,588
                                                                               --------
                                                                                  2,719
                                                                               --------
    GOVERNMENT BONDS (2.4%)
             500   Government of Canada 7.50%, 9/01/00...............               380
           2,700   Government of Canada 7.50%, 12/01/03..............             2,039
                                                                               --------
                                                                                  2,419
                                                                               --------
                                                                                  5,138
                                                                               --------
  DANISH KRONE (5.8%)
    GOVERNMENT BONDS (5.8%)
    DKK   15,000   Kingdom of Denmark 8.00%, 11/15/01................             2,890
           9,500   Kingdom of Denmark 7.00%, 12/15/04................             1,703
           7,000   Kingdom of Denmark 8.00%,
                     3/15/06.........................................             1,328
                                                                               --------
                                                                                  5,921
                                                                               --------
  DEUTSCHE MARK (15.6%)
    GOVERNMENT BONDS (15.6%)
     DEM   5,200   German Unity Bond 8.00%, 1/21/02..................             4,087
           7,750   Treuhandanstalt 6.875%, 6/11/03...................             5,746
           8,500   Treuhandanstalt 6.75%, 5/13/04....................             6,219
                                                                               --------
                                                                                 16,052
                                                                               --------
  FRENCH FRANC (6.8%)
    GOVERNMENT BONDS (6.8%)
    FRF   24,500   French Treasury Bill 7.75%, 4/12/00...............             5,363
           3,500   French Treasury Bill 7.00%, 10/12/00..............               748
           4,250   Republic of France 7.00%, 10/12/00................               908
                                                                               --------
                                                                                  7,019
                                                                               --------
  IRISH POUND (1.6%)
    GOVERNMENT BONDS (1.6%)
    IEP      950   Irish Government 9.25%, 7/11/03...................             1,696
                                                                               --------
  ITALIAN LIRA (4.0%)
    GOVERNMENT BONDS (4.0%)
   ITL 6,400,000   Republic of Italy Treasury Bond 10.50%,
                     11/01/00........................................             4,062
                                                                               --------

      FACE
     AMOUNT                                                                 VALUE
     (000)                                                                  (000)
------------------------------------------------------------
  JAPANESE YEN (8.0%)
    EUROBONDS (4.6%)
   JPY   425,000   International Bank for Reconstruction &
                     Development 4.75%, 12/20/04.....................  $          4,703
                                                                               --------
    GOVERNMENT BONDS (3.4%)
         300,000   Japan Development Bank 6.50%, 9/20/01.............             3,546
                                                                               --------
                                                                                  8,249
                                                                               --------
  NETHERLANDS GUILDER (2.0%)
    GOVERNMENT BONDS (2.0%)
    NLG    3,000   Netherlands Government 7.75%, 1/15/00.............             2,061
                                                                               --------
  NEW ZEALAND DOLLAR (1.6%)
    GOVERNMENT BONDS (1.6%)
    NZD    1,800   New Zealand Government 8.00%, 7/15/98.............             1,184
             750   New Zealand Government 6.50%, 2/15/00.............               475
                                                                               --------
                                                                                  1,659
                                                                               --------
  SPANISH PESETA (5.1%)
    GOVERNMENT BONDS (5.1%)
   ESP   612,000   Spanish Government 10.30%, 6/15/02................             5,216
                                                                               --------
  SWEDISH KRONA (2.8%)
    GOVERNMENT BONDS (2.8%)
    SEK   17,500   Swedish Government 10.25%, 5/05/00................             2,829
                                                                               --------
  UNITED STATES DOLLAR (30.7%)
    CORPORATE BONDS AND NOTES (6.2%)
  U.S.$    ++998   Asset Securitization Corp. 7.10%, 8/13/29.........             1,044
             500   Goldman Sachs 6.20%, 2/15/01......................               498
             700   John Hancock 7.375%, 2/15/24......................               701
             898   LB Commercial Conduit Mortgage Trust 7.144%,
                     8/25/04.........................................               937
            #600   Metropolitan Life Insurance 7.45%, 11/01/23.......               588
             600   Prudential Insurance Co. 8.30%, 7/01/25...........               644
           2,000   UCFC CMO, Series 1995-C1, Class A3, 6.775%,
                     11/10/17........................................             2,018
                                                                               --------
                                                                                  6,430
                                                                               --------
    EUROBONDS (0.5%)
             500   Statens Bostads 8.50%, 5/30/97....................               519
                                                                               --------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (24.0%)
      U.S. TREASURY BONDS
           ++545   10.75%, 8/15/05...................................               750
         ++1,280   8.125%, 8/15/19...................................             1,610
      U.S. TREASURY NOTES
           ++650   5.00%, 1/31/99....................................               645
         ++2,030   7.75%, 11/30/99...................................             2,199
           ++890   6.25%, 2/15/03....................................               929
           ++675   7.25%, 5/15/04....................................               751
         ++2,800   7.50%, 2/15/05....................................             3,178

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                                 VALUE
     (000)                                                                  (000)
------------------------------------------------------------
      U.S. TREASURY STRIPS
 U.S.$ ++/\1,600   2/15/98, Principal Only...........................  $          1,434
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
           ++249   ARM Pool #179778 8.00%, 5/15/02...................               259
        +++2,500   7.00%, 1/15/26....................................             2,525
        +++8,250   8.50%, 1/15/26....................................             8,663
        +++1,700   6.00%, 1/20/26....................................             1,717
                                                                               --------
                                                                                 24,660
                                                                               --------
                                                                                 31,609
                                                                               --------
TOTAL FIXED INCOME SECURITIES (Cost $95,076).........................            98,462
                                                                               --------
SHORT-TERM INVESTMENT (13.7%)
  REPURCHASE AGREEMENT (13.7%)
          14,105   The Chase Manhattan Bank, N.A. 5.35%, dated
                     12/29/95, due 1/02/96, to be repurchased at
                     $14,113 collateralized by $10,890 United States
                     Treasury Bonds, 10.75%, due 5/15/03 valued at
                     $14,388 (Cost $14,105)..........................            14,105
                                                                               --------
  FOREIGN CURRENCY (0.1%)
   JPY    10,094   Japanese Yen (Cost $99)...........................                99
                                                                               --------
TOTAL INVESTMENTS (109.5%) (Cost $109,280)...........................           112,666
                                                                               --------

OTHER ASSETS (3.5%)
  Cash............................................  $            531
  Interest Receivable.............................             2,496
  Receivable for Portfolio Shares Sold............               411
  Net Unrealized Gain on Forward Foreign Currency
   Exchange Contracts.............................               132
  Foreign Withholding Tax Reclaim Receivable......                 9
  Other...........................................                 9              3,588
                                                            --------
LIABILITIES (-13.0%)
  Payable for Investments Purchased...............           (12,882)
  Bank Overdraft..................................              (411)
  Investment Advisory Fees Payable................               (53)
  Administrative Fees Payable.....................               (14)
  Custodian Fees Payable..........................               (12)
  Other Liabilities...............................               (30)           (13,402)
                                                            --------           --------
NET ASSETS (100%)...................................................   $        102,852
                                                                               --------
                                                                               --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 9,164,317 outstanding $.001 par value shares
  (authorized 500,000,000 shares)....................................            $11.22
                                                                       ----------------
                                                                       ----------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of forward foreign currency exchange contracts open at December 31,
  1995, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
CURRENCY TO                           IN EXCHANGE                UNREALIZED
  DELIVER       VALUE    SETTLEMENT       FOR         VALUE      GAIN (LOSS)
   (000)        (000)       DATE         (000)        (000)         (000)
------------  ---------  -----------  ------------  ---------  ---------------
JPY 10,094    $      98     1/04/96     U.S.$   98  $      98     $      --
NLG 5,600         3,497     2/13/96    U.S.$ 3,530      3,530            33
U.S.$ 1,559       1,559     2/13/96      NLG 2,500      1,562             3
CAD 2,500         1,832     2/14/96    U.S.$ 1,845      1,845            13
JPY 160,000       1,559     2/14/96    U.S.$ 1,620      1,620            61
U.S.$  794          794     2/14/96     JPY 80,000        780           (14)
DEM 5,000         3,491     2/20/96    U.S.$ 3,571      3,571            80
DEM 5,000         3,494     3/06/96    U.S.$ 3,498      3,498             4
FRF 14,000        2,860     3/07/96    U.S.$ 2,812      2,812           (48)
              ---------                             ---------         -----
              $  19,184                             $  19,316     $     132
              ---------                             ---------         -----
              ---------                             ---------         -----

------------------------------------------------------------

+++           --      Security is subject to delayed delivery -- see Note
                      A-7.
#             --      144A Security -- Certain conditions for public sale
                      may exist.
/\            --      Stripped securities represent the splitting of cash
                      flows into several classes which vary by the
                      proportion of principal and interest paid. Holders
                      are entitled to the portion of the payments on the
                      certificate representing interest only or principal
                      only.
++            --      Security was pledged as collateral for delayed
                      delivery securities.
CMO           --      Collateralized Mortgage Obligation

------------------------------------------------------------
         SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                              VALUE     PERCENT OF
INDUSTRY                                      (000)     NET ASSETS
--------------------------------------------------------------------
Finance...................................  $  13,240        12.8%
Foreign Government and Agency
Obligations...............................     60,562        58.9
U.S. Government and Agency Obligations....     24,660        24.0
                                            ---------         ---
                                            $  98,462        95.7%
                                            ---------         ---
                                            ---------         ---

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Broadcast - Radio & Television               22.7%
Building Materials & Components               0.6%
Chemicals                                     3.4%
Coal, Gas & Oil                               0.5%
Electrical Equipment                          0.4%
Entertainment & Leisure                       4.4%
Environmental Controls                        1.9%
Financial Services                            6.9%
Food                                          1.7%
Food Services & Lodging                       3.0%
Gaming & Lodging                              4.0%
Health Care Supplies & Services               2.6%
Materials                                     3.4%
Metals                                        3.6%
Multi-Industry                                0.4%
Packaging & Container                         5.1%
Publishing                                    1.8%
Real Estate                                   0.9%
Retail - General                              6.3%
Telecommunications                            9.3%
Textiles & Apparel                            4.1%
Transportation                                2.4%
Utilities                                     6.4%
Foreign Government & Agency Obligations       3.8%
Other                                         0.4%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 J.P. MORGAN TRADED GLOBAL BOND INDEX      CS FIRST BOSTON HIGH YIELD
                                                  (1)                                 INDEX
9/28/92*                                                        500,000                          500,000
10/31/92                                                        490,500                          494,800
12/31/92                                                        503,435                          507,897
12/31/93                                                        593,400                          603,940
12/31/94                                                        598,050                          591,250
12/31/95                                                        729,122                          701,991
* Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON
HIGH YIELD INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                                   -------------------------------
                                                  AVERAGE ANNUAL
                                     ONE YEAR     SINCE INCEPTION
                                   ------------  -----------------
PORTFOLIO........................       23.35%          12.28%
INDEX............................       17.38           10.98


1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The High Yield Portfolio seeks to maximize total return by investing in a diversified portfolio of fixed income securities that offer a higher yield than that offered by debt securities in the three highest rating categories.

The total return of the Portfolio for the year ended December 31, 1995 was 23.35% as compared to 17.38% for the CS First Boston High Yield Index for the same period. The average annual total return of the Portfolio for the period from inception in September 1992 through December 31, 1995 was 12.28% compared to 10.98% for the Index for the same period. As of December 31, 1995, the Portfolio had an SEC 30-day yield of 10.65%. Having just past our three-year anniversary, Lipper ranked the Portfolio #6 out of 67 high yield mutual funds for the three-year period ended December 31, 1995, and #6 out of 108 mutual funds for the twelve months ended December 31, 1995.

As 1995 closed, the high yield market wrapped up one of its finest years. The outstanding results were in concert with all the domestic markets. Bonds rallied strongly as the ten-year Treasury yields declined 225 basis points to 5.57%. Equities reached all-time highs as the Dow industrial average climbed over 5,000.

While market returns were excellent, there were several undercurrents that one had to be aware of to stay ahead of the competition. While the market rallied, spreads to Treasuries widened. More importantly, intra-market quality spreads widened as well. Market participants were concerned that the economy was entering an economic downturn. This view was supported by an extremely weak retail environment. Several major retailers filed for bankruptcy during the year. Also auto sales seemed to be softening and steel and paper prices were reported to be declining after strong run-ups in late 1994 and early 1995.

The Portfolio's results were very strong for the year. Several factors contributed to our performance. As we stated at the end of last year, we felt the casino bonds were oversold and that the baby had been thrown out with the bathwater in some cases. As a result we maintained, and in some cases added to, our exposure in the casino sector. We were handsomely rewarded as the sector was one of the best performers in the
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE HIGH YIELD PORTFOLIO (CONT.)

market. Other sectors where we were overweighted that performed well were communications, and cable television. Both of these industries were able to improve credit quality over the year. Many of the bonds in these industries also tend to have a long duration and thus benefited from the decline in interest rates. Finally, these industries are not cyclical. As investors perceived the economy was weakening in the second half of 1995, they shed cyclical holdings and put money into more stable companies. We were also overweighted in chemicals, particularly fertilizers. The fertilizer industry had explosive earnings in 1995 and the prospects are bright in 1996. Several of the companies in the industry went public in 1995 so the combination of strong earnings and a strengthened balance sheet helped the bonds perform well.

Winning ideas are important, but so is avoiding trouble situations. Two of the weakest industries in 1995 were retailers and restaurants. We avoided these sectors virtually entirely. The retail sector was bombarded with bad news nearly the entire year. In the first half of the year, major northeast retailers Bradlees and Caldor filed for bankruptcy protection. In the second half of the year, concerns for a weak Christmas season spooked the market. A large discount chain hit the headlines as being on the verge of bankruptcy also. Like the retailers, the restaurant sector seems over-stored also. Price competition is stiff and it is difficult to attract incremental traffic. Most of the companies in the sector are overburdened with debt and it is difficult to see at this point how they will reduce leverage.

It is difficult to formulate a strategy for 1996. Other than retailers, which have had a horrible history in the high yield market, it is hard to find a clearly undervalued industry. Steels and auto related companies have widened to the rest of the market but it is a question of timing the market to catch a rebound in their bond prices and earnings momentum. Treasury rates have dropped precipitously and therefore cushion bonds have some appeal. Long term interest rates are near the lows achieved at the end of 1993, however the shape of the yield curve is very different. Short term rates are much higher than at the end of 1993 and it does not appear that a tightening is likely in the near future. We are also faced with the uncertainty of an election year. We expect to play it fairly close to the vest in 1996. We will be searching for bonds that generate good current income but do not represent undue credit risk.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                         VALUE
  (000)                                                          (000)
      ------------------------------------------------------------
CORPORATE BONDS AND NOTES (89.6%)
  BROADCAST-RADIO & TELEVISION (21.5%)
$    2,250  Ackerley Communications, Inc., Series A, 10.75%,
              10/01/03........................................  $  2,408
       750  ACT III Broadcasting, Inc., 10.25%, 12/15/05......       769
     1,000  Cablevision Systems Corp., 10.75%, 4/01/04........     1,058
     1,250  Continental Cablevision, Inc., 9.50%, 8/01/13.....     1,328
       250  Fundy Cable Ltd., 11.00%, 11/15/05................       261
  / /1,600  Helicon Group, Series B, 9.00%, 11/01/03..........     1,544
       400  Heritage Media, 11.00%, 10/01/02..................       421
       500  Katz Corp., 12.75%, 11/15/02......................       525
  / /2,400  Marcus Cable Co., 0.00%, 12/15/05.................     1,632
     1,350  New World Communications Group Holding Corp., Zero
              Coupon, Series B, 6/15/99.......................       935
       900  Rogers Cablesystems Ltd., 11.00%, 12/01/15........       968
     1,500  Viacom, Inc., 8.00%, 7/07/06......................     1,526
                                                                --------
                                                                  13,375
                                                                --------
  CHEMICALS (3.4%)
       750  Harris Chemical, 10.75%, 10/15/03.................       683
     1,000  Plastic Specialties & Technologies, Inc., 11.25%,
              12/01/03........................................       920
       500  Sherritt, Inc., 10.50%, 3/31/14...................       533
                                                                --------
                                                                   2,136
                                                                --------
  COAL, GAS & OIL (0.4%)
        33  Columbia Gas Systems, Inc., Series A, 6.39%,
              11/28/00........................................        33
        33  Columbia Gas Systems, Inc., Series B, 6.61%,
              11/28/02........................................        33
        33  Columbia Gas Systems, Inc., Series C, 6.80%,
              11/28/05........................................        33
        33  Columbia Gas Systems, Inc., Series D, 7.05%,
              11/28/07........................................        33
        33  Columbia Gas Systems, Inc., Series E, 7.32%,
              11/28/10........................................        33
        33  Columbia Gas Systems, Inc., Series F, 7.42%,
              11/28/15........................................        33
        33  Columbia Gas Systems, Inc., Series G, 7.62%,
              11/28/25........................................        33
                                                                --------
                                                                     231
                                                                --------
  ENTERTAINMENT & LEISURE (4.4%)
       886  Kloster Cruise Ltd., 13.00%, 5/01/03..............       673
 #/ /2,000  Six Flags Theme Park, Inc., 0.00%, 6/15/05........     1,560
       500  Stena AB, 10.50%, 12/15/05........................       510
                                                                --------
                                                                   2,743
                                                                --------
  ENVIRONMENTAL CONTROLS (1.9%)
    #1,200  Norcal Waste Systems, 12.50%, 11/15/05............     1,209
                                                                --------

   FACE
  AMOUNT                                                         VALUE
  (000)                                                          (000)
      ------------------------------------------------------------

  FINANCIAL SERVICES (6.9%)
   #$1,191  GPA Equipment Trust, 9.125%, 12/02/96.............  $  1,179
       550  GPA Investments, 6.40%, 11/19/98..................       451
    / /500  PM Holdings Corp., 0.00%, 9/01/05.................       257
       500  Rapp International Finance, 13.25%, 12/15/05......       491
     1,000  Terra Nova Holdings, 10.75%, 7/01/05..............     1,091
     1,189  Tiphook Finance Corp., 8.00%, 3/15/00.............       826
                                                                --------
                                                                   4,295
                                                                --------
  FOOD (1.7%)
     1,150  Pilgrim's Pride Corp., 10.875%, 8/01/03...........     1,044
                                                                --------
  FOOD SERVICE & LODGING (2.8%)
     2,250  Family Restaurant Inc., 9.75%, 2/01/02............     1,238
       500  United Meridian Corp., 10.375%, 10/15/05..........       526
                                                                --------
                                                                   1,764
                                                                --------
  GAMING & LODGING (2.0%)
       500  Casino America, 11.50%, 11/15/01..................       462
       250  Grand Casinos Inc., 10.125%, 12/01/03.............       261
       575  Louisiana Casino Cruises, 11.50%, 12/01/98........       552
                                                                --------
                                                                   1,275
                                                                --------
  HEALTH CARE SUPPLIES & SERVICES (2.6%)
     1,000  Quorum Health Group, Inc., 8.75%, 11/01/05........     1,035
       500  Tenet Healthcare Corp., 10.125%, 3/01/05..........       554
                                                                --------
                                                                   1,589
                                                                --------
  MATERIALS (3.4%)
       500  IMC Fertilizer, 9.25%, 10/01/00...................       526
     1,500  IMC Fertilizer, 9.45%, 12/15/11...................     1,599
                                                                --------
                                                                   2,125
                                                                --------
  METALS (2.0%)
       750  Algoma Steel Inc., (Yankee Bond), 12.375%,
              7/15/05.........................................       675
       650  Sheffield Steel Corp., 12.00%, 11/01/01...........       566
                                                                --------
                                                                   1,241
                                                                --------
  MULTI-INDUSTRY (0.4%)
      #250  Howmet Corp., 10.00%, 12/01/03....................       260
                                                                --------
  PACKAGING & CONTAINER (5.1%)
       500  Owens-Illinois, Inc., 10.50%, 6/15/02.............       531
     1,500  Owens-Illinois, Inc., 9.95%, 10/15/04.............     1,594
     1,000  Stone Container Corp., 10.75%, 10/01/02...........     1,033
                                                                --------
                                                                   3,158
                                                                --------
  PUBLISHING (1.8%)
       750  Marvel III Holdings Inc., Series B, 9.125%,
              2/15/98.........................................       734
       500  Marvel Parent Holdings, Zero Coupon, 4/15/98......       360
                                                                --------
                                                                   1,094
                                                                --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                         VALUE
  (000)                                                          (000)
      ------------------------------------------------------------
  REAL ESTATE (0.8%)
     $#500  HMC Acquisition Properties, 9.00%, 12/15/07.......  $    505
                                                                --------
  RETAIL-GENERAL (6.3%)
       750  Grand Union Co., 12.00%, 9/01/04..................       645
      #800  Host Marriot Travel Plaza, Series B, 9.50%,
              5/15/05.........................................       790
     3,000  Southland Corp., 5.00%, 12/15/03..................     2,498
                                                                --------
                                                                   3,933
                                                                --------
  TELECOMMUNICATIONS (9.3%)
  / /3,000  Dial Call Communications, 0.00%, 4/15/04..........     1,710
    / /450  Horizon Cellular Telephone, 0.00%, 10/01/00.......       374
  / /2,250  Nextel Communications, 0.00%, 8/15/04.............     1,221
       400  Paging Network, 10.125%, 8/01/07..................       434
       500  Rogers Communications, Inc., 10.875%, 4/15/04.....       522
     1,500  Telefonica de Argentina, (Yankee Bond), 11.875%,
              11/01/04........................................     1,571
                                                                --------
                                                                   5,832
                                                                --------
  TEXTILES & APPAREL (4.1%)
     1,000  Polysindo Eka Perkasa, (Yankee Bond), 13.00%,
              6/15/01.........................................     1,035
       500  Synthetic Industries, 12.75%, 12/01/02............       494
     1,000  Westpoint Stevens, Inc., 9.375%, 12/15/05.........       992
                                                                --------
                                                                   2,521
                                                                --------
  TRANSPORTATION (2.4%)
      *243  America West Airlines, 6.00%, 3/31/97 (acquired
              1/17/94 Cost $232)..............................       228
     1,500  Venture Holdings, 9.75%, 4/01/04..................     1,253
                                                                --------
                                                                   1,481
                                                                --------
  UTILITIES (6.4%)
     1,478  Beaver Valley Funding Corp., (Lease Obligation
              Bond), 9.00%, 6/01/17...........................     1,247
     1,250  California Energy Co., Inc., 9.875%, 6/30/03......     1,303
     1,400  First PV Funding Corp., (Lease Obligation Bond),
              Series 1986B, 10.15%, 1/15/16...................     1,428
                                                                --------
                                                                   3,978
                                                                --------
TOTAL CORPORATE BONDS AND NOTES (Cost $54,542)................    55,789
                                                                --------
FOREIGN GOVERNMENT BONDS (3.8%)
  BONDS (3.8%)
  / /2,500  Federative Republic of Brazil, Par Bond, Series
              Z-L, 4.25%, 4/15/24.............................     1,313
     1,500  Republic of Argentina, Series L, "Euro" (Floating
              Rate), 6.813%, 3/31/05..........................     1,068
                                                                --------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $2,018)..................     2,381
                                                                --------

                                                                 VALUE
  SHARES                                                         (000)
      ------------------------------------------------------------
COMMON STOCKS (0.8%)
  BUILDING MATERIALS & COMPONENTS (0.6%)
   +30,331  Walter Industries, Inc............................  $    398
                                                                --------
  FINANCIAL SERVICES (0.0%)
    +1,268  WestFed Holdings, Inc., Class B...................        --
                                                                --------
  FOOD SERVICE & LODGING (0.2%)
    +1,300  Motels of America, Inc............................        98
                                                                --------
  GAMING & LODGING (0.0%)
      +500  Trump Taj Mahal, Class A..........................        10
                                                                --------
TOTAL COMMON STOCKS (Cost $599)...............................       506
                                                                --------
PREFERRED STOCKS (0.1%)
  FINANCIAL SERVICES (0.0%)
     3,239  WestFed Holdings, Inc., Series A..................        --
                                                                --------
  COAL, GAS & OIL (0.1%)
      +925  Columbia Gas Systems, Inc., Series A, 7.89%.......        23
                                                                --------
TOTAL PREFERRED STOCKS (Cost $80).............................        23
                                                                --------
CONVERTIBLE PREFERRED STOCKS (0.0%)
  COAL, GAS & OIL (0.0%)
       566  Columbia Gas Systems, Inc., Series B, 5.22%,
              11/28/00 (Cost $23).............................        22
                                                                --------

  NO. OF
  RIGHTS
----------
RIGHTS (0.0%)
  BROADCAST-RADIO & TELEVISION (0.0%)
  ++35,000  SpectraVision, Inc., expiring 10/08/97 (Cost
              $133)...........................................         2
                                                                --------

  NO. OF
 WARRANTS
----------
WARRANTS (0.6%)
  AEROSPACE & DEFENSE (0.0%)
     +*500  Sabreliner Corp., expiring 4/15/03 (acquired
              6/21/93, cost $10)..............................         3
                                                                --------
  ELECTRICAL EQUIPMENT (0.4%)
  +#28,000  Protection One Alarm, Inc., expiring 4/03/03......       224
                                                                --------
  GAMING & LODGING (0.0%)
   +#2,700  Casino Magic Corp., expiring 10/14/96.............        --
    +1,725  Louisiana Casino Cruises, expiring 12/01/98.......        14
                                                                --------
                                                                      14
                                                                --------
  INSURANCE (0.0%)
      +500  Horace Mann Educators Corp., expiring 4/3/99......         7
                                                                --------
  METALS (0.1%)
    +8,250  Sheffield Steel Corp., expiring 11/01/01..........        41
                                                                --------

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  NO. OF                                                         VALUE
 WARRANTS                                                        (000)
      ------------------------------------------------------------
  PACKAGING & CONTAINER (0.0%)
    +1,000  Crown Packaging Holdings, expiring 11/01/03.......  $      8
                                                                --------
  REAL ESTATE (0.1%)
    +1,000  Petro PSC Properties L.P., expiring 6/01/97.......        34
                                                                --------
  TELECOMMUNICATIONS (0.0%)
    +3,000  Dial Page, Inc., expiring 4/25/99.................        --
                                                                --------
TOTAL WARRANTS (Cost $228)....................................       331
                                                                --------
  NO. OF
  UNITS
----------
UNITS (4.7%)
  BROADCAST-RADIO & TELEVISION (1.2%)
 #/ /1,250  American Telecasting, 14.50%, 8/15/05.............       756
                                                                --------
  GAMING & LODGING (2.0%)
  ++#2,208  Maritime Group Series A, 13.50%, 2/15/97..........       309
       964  Trump Taj Mahal Funding Inc., PIK, 9.375%,
              11/15/99........................................       928
                                                                --------
                                                                   1,237
                                                                --------
  METALS (1.5%)
     1,000  Sheffield Steel Corp. (1st Mortgage Bond + 5
              Common Stock Warrants), 12.00%, 11/01/01........       940
                                                                --------
TOTAL UNITS (Cost $5,131).....................................     2,933
                                                                --------
TOTAL INVESTMENTS (99.6%) (Cost $62,754)......................    61,987
                                                                --------

  OTHER ASSETS (1.9%)
    Interest Receivable.............................       $1,144
    Receivable for Portfolio Shares Sold............           32
    Other...........................................            7     1,183
                                                      -----------
  LIABILITIES (-1.5%)
    Bank Overdraft..................................         (598)
    Payable for Portfolio Shares Redeemed...........         (214)
    Investment Advisory Fees Payable................          (70)
    Administrative Fees Payable.....................           (9)
    Custodian Fees Payable..........................           (3)
    Other Liabilities...............................          (31)     (925)
                                                      -----------  --------
  NET ASSETS (100.0%)............................................   $62,245
                                                                   --------
                                                                   --------
  NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE
    Applicable to 5,951,111 outstanding $.001 par value shares
    (authorized 500,000,000 shares)..............................    $10.46
                                                                   --------
                                                                   --------

       ------------------------------------------------------------
+             --      Non-income producing security
++            --      Non-income producing security -- in default
*             --      Restricted as to public resale. Total value of
                      restricted securities held at December 31, 1995 was
                      $231 or 0.4% of net assets (Total Cost $242).
#             --      144A Security -- Certain conditions for public sale
                      may exist.
/ /           --      Step Bond -- Coupon rate increases in increments to
                      maturity. Rate disclosed is as of December 31, 1995.
                      Maturity date disclosed is the ultimate maturity.
PIK           --      Payment-In-Kind. Income may be paid in additional
                      securities or cash at the discretion of the issuer.

Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1995.

At December 31, 1995, approximately 99% of the Portfolio's net assets consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities.

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Daily Variable Rate Bonds       1.5%
Fixed Rate Instruments         96.5%
Other                             2%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               LEHMAN 7 YR MUNICIPAL BOND INDEX (1)  MUNICIPAL BOND PORTFOLIO
1/18/95*                                                    500,000                   500,000
12/31/95                                                    560,150                   544,000
*Commencement of operations
**Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LEHMAN
7YR MUNICIPAL BOND INDEX(1)
----------------------------------

                                               TOTAL RETURN(2)
                                               ----------------
                                                     YTD
                                               ----------------
PORTFOLIO....................................          8.80%
INDEX........................................         12.03


1. The Lehman 7-year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Municipal Bond Portfolio commenced operations on January 18, 1995. The Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

The total return of the Portfolio for the period from inception on January 18, 1995 through December 31, 1995 was 8.80% compared to 12.03% for the Lehman 7-Year Municipal Bond Index for the same period. As of December 31, 1995, the Portfolio had an SEC 30-day yield of 4.17%.

The U.S. fixed income market finished up one of the best years on record by pushing yields lower and prices higher right through the end of December. Optimism in the belief that an eventual budget agreement and deficit reduction plan were imminent, market sentiment that a Federal Reserve rate cut was going to happen, and increased foreign purchases of U.S. Treasury securities all helped to push the bond market higher. As the quarter came to a close, the Federal Reserve rewarded the market on December 19 with a 25 basis point cut in the Fed Funds rate. During the last few weeks of December, political budget wrangling preoccupied the markets, with the markets going up with positive developments and giving back when negotiations were unproductive.

During the fourth quarter, the municipal bond market took its cues from the U.S. Treasury market, although municipals slightly underperformed across all maturities. The municipal market was impacted by continued fear of tax reform and the possible loss or reduction of the tax exemption for municipal bonds as well as a very busy new issue calendar, making November and December the 2nd and 3rd busiest issuing months of the year. With municipal bond funds not seeing much subscription activity, some pressure was put on the market from funds purchasing new issues with more desirable coupons and call features and selling less desirable securities on the other side to pay for these purchases.

The markets started out 1995 with the belief that the economy was going to continue growing at the strong pace seen during the 4th quarter of 1994, that
------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE MUNICIPAL BOND PORTFOLIO (CONT.)

inflation was a real threat and that the Federal Reserve was going to continue on a severe tightening path all leading to dire consequences for the fixed income markets. In reality, economic growth did continue, albeit at a moderate pace, inflation remained in check, and the Fed actually ended the year with a bias towards easing. Although there were volatile periods during the course of the year, 1995 proved to be a spectacular year for the U.S. fixed income market. The municipal bond market while performing very well did not quite keep pace with the U.S. Treasury market. The municipal bond market started off the year still feeling the effects of the Orange County, California bankruptcy. Municipals were further constrained by fears related to talk of tax reform and additional pressure was put on the municipal market as municipal bond funds saw limited subscription activity while individual investors focused on the roaring U.S. equity market. The year ended with municipal bonds trading at historically attractive ratios compared to comparable maturity U.S. Treasuries.

1996 has started off with some of the same issues we left behind in 1995. The markets will be closely watching the outcome and actual details if and when a final deficit reduction agreement is reached. The first quarter of 1996 will be scrutinized to determine what the current level of growth is in the U.S. economy. If the Federal Reserve perceives growth to be slowing -- further Fed Funds rate cuts will happen early on, fueling a continued bond market rally. If the Fed perceives growth to be moderate to picking up some steam, the Fed's easing bias will probably be put on hold, putting some pressure on the fixed income markets. The bond market's performance during the 4th quarter of 1995 was partially based on anticipated resolutions to developing situations. If in the coming months actual outcomes differ significantly from perceptions, there exists the risk of the markets giving back recent gains.

During 1996, the municipal bond market will continue to track the U.S. Treasury market and will pay particular attention to the tax reform debate and prospects for some version of a flat tax, election year politics on the local and federal level, and individual investors enthusiasm for redeploying assets back into the tax exempt market. During 1996, the level of new issuance is expected to keep pace with 1995's level of $156 billion. At the currently attractive ratio of municipal bonds as a percentage of U.S. Treasuries, demand for this new supply should come from traditional municipal buyers, including property & casualty insurance companies and individuals as well as crossover buyers following the municipal/Treasury relationship. We will continue our investment focus on high quality AA and AAA-rated premium coupon intermediate securities, with a particular emphasis on AAA-rated prefunded bonds escrowed in U.S. Treasury securities.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

FACE AMOUNT                                    VALUE
   (000)                                       (000)
------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (98.0%)
  DAILY VARIABLE RATE BONDS (1.5%)
$       400   Platte County, Wyoming,
                Pollution Control Revenue
                Bonds, Series A, 6.00%,
                7/01/14.....................  $    400
        300   Port of Saint Helens, Oregon,
                Pollution Control Revenue
                Bonds, Series A, Portland
                General Electric Co. 5.95%,
                4/01/10.....................       300
                                              --------
TOTAL DAILY VARIABLE RATE BONDS (Cost
$700).......................................       700
                                              --------
  FIXED RATE INSTRUMENTS (96.5%)
      1,000   Connecticut State Special
                Obligation, Tax Revenue
                Bonds, Transportation,
                6.50%, 7/01/09, Prerefunded
                7/01/99 at 102..............     1,096
      1,000   De Kalb County, Georgia,
                General Obligation Bonds,
                7.30%, 1/01/00, Prerefunded
                1/01/97 at 102..............     1,057
      1,000   De Kalb County, Georgia, Water
                & Sewer Revenue Bonds 7.00%,
                10/01/06....................     1,081
      1,000   Delaware Transportation
                Authority, Transportation
                System Revenue Bonds, 6.50%,
                7/01/11, Prerefunded 7/01/01
                at 102......................     1,122
      2,000   Florida State General
                Obligation Bonds, 5.88%,
                6/01/24.....................     2,059
      1,000   Georgia State, General
                Obligation Bonds, Series E,
                6.75%, 12/01/02.............     1,146
        500   Hawaii State, General
                Obligation Bonds, Series BS,
                6.70%, 9/01/97..............       523
      1,000   Hawaii State, General
                Obligation Bonds, Series CJ,
                6.20%, 1/01/12..............     1,079
      1,000   Howard County, Maryland,
                Consolidated Public
                Improvement General
                Obligation Bonds, Series A,
                7.20%, 8/01/03, Prerefunded
                8/01/96 at 102..............     1,041
      1,500   Intermountain Power Agency,
                Utah, Power Supply Revenue
                Bonds, Series D, 8.38%,
                7/01/12.....................     1,621
      1,000   Kentucky State Housing Corp.
                Revenue Bonds, Series A,
                6.00%, 7/01/10..............     1,039
      1,155   Maryland State Department of
                Transportation, Construction
                Revenue Bonds, Second Issue,
                6.80%, 11/01/05, Prerefunded
                11/01/99 at 102.............     1,285
      1,000   Massachusetts State
                Consolidated Loan, Series A,
                7.50%, 3/01/03, Prerefunded
                3/01/00 at 102..............     1,141
        500   Massachusetts State
                Consolidated Loan, Series A,
                7.63%, 6/01/08, Prerefunded
                6/01/01 at 102..............       588
      2,000   Massachusetts State Special
                Obligation Revenue Bonds,
                Series A 6.00%, 6/01/13.....     2,083
      1,625   Michigan State Housing
                Development Authority
                Revenue Bonds, Series A,
                6.75%, 12/01/14.............     1,719
      1,500   Minnesota State General
                Obligation Bonds, 7.00%,
                8/01/99, Prerefunded 8/01/96
                at 100......................     1,530

FACE AMOUNT                                    VALUE
   (000)                                       (000)
------------------------------------------------------
$     1,590   Minnesota State Infrastructure
                Development, General
                Obligation Bonds, 6.80%,
                8/01/03, Prerefunded 8/01/00
                at 100......................  $  1,762
      1,400   Mississippi State General
                Obligation Bonds, 6.00%,
                2/01/09.....................     1,503
      1,475   Montana State General
                Obligation Bonds, Long Range
                Building Program, Series C,
                6.00%, 8/01/13..............     1,571
      1,000   New Castle County, Delaware,
                General Obligation Bonds,
                6.25%, 10/15/01.............     1,100
      1,000   New York State Local
                Government Assistance Corp.
                Revenue Bonds, Series B,
                7.50%, 4/01/20, Prerefunded
                4/01/01 at 102..............     1,170
        500   Ohio State General Obligation
                Bonds, 6.20%, 8/01/12.......       549
      1,000   Ohio State Housing Finance
                Agency, Residential Mortgage
                Revenue Bonds, Series A-1,
                6.20%, 9/01/14..............     1,038
        525   Pennsylvania State General
                Obligation Bonds, Series A,
                6.50%, 1/01/00..............       568
      1,000   Pennsylvania State Higher
                Educational Facilities
                Authority, Colleges &
                Universities Revenue Bonds,
                6.50%, 9/01/02..............     1,118
      1,000   Redmond, Washington, General
                Obligation Bonds, 5.75%,
                12/01/05....................     1,082
      1,000   Reedy Creek Improvement
                District, Florida, Utility
                Revenue Bonds, Series 91-1,
                6.50%, 10/01/16, Prerefunded
                10/01/01 at 101.............     1,124
      1,400   Rhode Island Depositors
                Economic Protection Corp.,
                Special Obligation Revenue
                Bonds, Series A, 7.25%,
                8/01/21, Prerefunded 8/01/96
                at 102......................     1,458
      1,350   San Antonio, Texas, General
                Obligation Bonds, 6.50%,
                8/01/14.....................     1,484
      1,000   Tulsa, Oklahoma, General
                Obligation Bonds, 6.38%,
                2/01/02.....................     1,106
      1,000   Virginia Beach, Virginia,
                General Obligation Bonds,
                6.00%, 9/01/10..............     1,075
        500   Virginia State Housing
                Development Authority,
                Commonwealth Mortgage
                Revenue Bonds, Series B,
                6.60%, 1/01/12..............       531
      1,000   Virginia State Housing
                Development Authority,
                Commonwealth Mortgage
                Revenue Bonds, Series B,
                6.65%, 1/01/13..............     1,066
      1,000   Washington State General
                Obligation Bonds, Series B,
                6.20%, 6/01/01..............     1,088
      1,500   Washington State General
                Obligation Bonds, Series
                86-D, 8.00%, 9/01/09,
                Prerefunded 9/01/96 at
                100.........................     1,544
        500   Washington Suburban Sanitary
                District, General Obligation
                Revenue Bonds, 6.50%,
                11/01/05, Prerefunded
                11/01/01 at 102.............       565

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL BOND PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FACE AMOUNT                                    VALUE
   (000)                                       (000)
------------------------------------------------------
$       500   Washington Suburban Sanitary
                District, General Obligation
                Revenue Bonds, 6.30%,
                1/01/07, Prerefunded 1/01/02
                at 102......................  $    557
                                              --------
TOTAL FIXED RATE INSTRUMENTS (Cost
$42,634)....................................    44,269
                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (98.0%) (Cost
$43,334)....................................    44,969
                                              --------
TOTAL INVESTMENTS (98.0%) (Cost $43,334)....    44,969
                                              --------

OTHER ASSETS (2.1%)
  Cash........................  $       37
  Interest Receivable.........         922
  Other.......................           1       960
                                ----------
LIABILITIES (-0.1%)
  Investment Advisory Fees
   Payable....................         (11)
  Payable for Portfolio Shares
   Redeemed...................          (7)
  Administrative Fees
   Payable....................          (7)
  Custodian Fees Payable......          (2)
  Other Liabilities...........         (33)      (60)
                                ----------  --------
NET ASSETS (100%).........................  $ 45,869
                                            --------
                                            --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 4,422,080 outstanding
  $.001 par value shares (authorized
  500,000,000 shares).....................    $10.37
                                            --------
                                            --------

------------------------------------------------
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand and are secured by a letter of credit or other support agreements. Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

Prerefunded Bonds. Outstanding Bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the Treasury escrow.

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)
--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                              11.9%
Corporate Floating Rate Notes                  3.0%
Certificates of Deposit                        8.1%
US Treasury STRIPS                             2.3%
US Government Agency Discount Notes           44.4%
US Government Agency Floating Rate Notes      23.8%
Other                                          6.5%

COMPARATIVE MONTHLY AVERAGE YIELDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MONEY MARKET PORTFOLIO    DONOGHUE'S SEC   FEDERAL FUNDS
                     30-Day Yields     30-Day Yields   30-day Yields
Jan.                          5.21              5.18            5.75
Feb.                          5.51              5.35            6.13
Mar.                          5.58              5.47            6.00
Apr.                          5.58              5.49            6.19
May                           5.58              5.47            6.19
June                          5.52              5.43            6.25
July                          5.38              5.29            5.94
August                        5.30              5.22            5.88
Sept                          5.23              5.18            5.75
Oct                           5.20              5.18            5.94
Nov                           5.21              5.17            6.00
Dec                           5.21              5.14            5.25

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of one year or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio will purchase only securities having a remaining maturity of one year or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 1995 were 5.21% and 5.34%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

During the first half of 1995 short term interest rates demonstrated considerable volatility as the Federal Reserve shifted monetary policy from a restrictive stance to an accommodative one. In February we saw the Fed execute the final step (an increase of 50 basis points to 6%) in a year long campaign of raising interest rates in its effort to halt what it perceived as excessive growth in the American economy. The economic outlook was much different five months later, however, and at the beginning of July the Fed eased rates 25 basis points in an effort to provide more strength to an economy that had begun to show signs of weakness. Those signs of weakness persisted, so the Fed acted again during its last meeting of the year, in December, to lower the Fed Funds target 25 more basis points back down to 5.5%.

The heightened level of market volatility required the implementation of several different strategies at various times during the year. As the prospects for further tightening by the Fed dimmed, the Portfolio's floating rate note position was trimmed. When the market rallied strongly the treasury bill positions were sold, and as spreads over treasuries became more attractive commercial paper holdings were increased. For most of the second quarter the Portfolio took advantage of the inversion of the treasury yield curve by capitalizing on the high yields available in overnight and very short-term investments. The percentage of the Portfolio held in repurchase agreements was increased as was the commitment to short-term agency discount notes. Later, as the economy slowed and the Fed

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE MONEY MARKET PORTFOLIO (CONT.)
began to lower rates the weighted average maturity of the portfolio was extended with Treasury STRIPS and longer dated agency discount notes.

We are pleased to report that the Portfolio continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Portfolio holds only high quality securities with over 90% invested in securities rated A1+/P1.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
MONEY MARKET INSTRUMENTS (93.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (70.5%)
    AGENCY DISCOUNT NOTES (44.4%)
            Federal Home Loan Bank
$   50,000  6.10%, 1/02/96....................................  $  49,991
    10,000  5.47%, 1/22/96....................................      9,968
    15,000  5.56%, 1/24/96....................................     14,947
    10,000  5.56%, 2/01/96....................................      9,952
    25,000  5.47%, 3/06/96....................................     24,753
            Federal Home Loan Mortgage Corp.
    25,000  5.59%, 1/16/96....................................     24,942
            Federal National Mortgage Corp.
    25,000  5.61%, 1/05/96....................................     24,984
    25,000  5.67%, 1/09/96....................................     24,969
    15,000  5.56%, 1/10/96....................................     14,979
    25,000  5.55%, 1/19/96....................................     24,931
    30,000  5.63%, 1/24/96....................................     29,892
    20,000  5.58%, 1/26/96....................................     19,923
    20,000  5.57%, 2/08/96....................................     19,882
    25,000  5.57%, 2/14/96....................................     24,830
    18,000  5.50%, 2/28/96....................................     17,841
    20,000  5.45%, 4/05/96....................................     19,712
    15,000  5.37%, 4/30/96....................................     14,731
                                                                ----------
                                                                  371,227
                                                                ----------
    AGENCY FLOATING RATE NOTES (23.8%)
            Federal National Mortgage Association
    25,000  5.53%, 11/20/96...................................     24,985
    65,000  5.85%, 9/02/97....................................     65,000
    25,000  5.26%, 6/02/99....................................     25,000
    13,000  5.26%, 7/26/99....................................     12,950
    25,000  5.26%, 9/22/99....................................     25,000
            Student Loan Marketing Association
    46,000  5.40%, 10/30/97...................................     46,053
                                                                ----------
                                                                  198,988
                                                                ----------
    U.S. TREASURY STRIPS (2.3%)
  /\20,000  5/15/96, Principal Only...........................     19,587
                                                                ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $589,802).............................................    589,802
                                                                ----------
COMMERCIAL PAPER (11.9%)
  FINANCE (11.9%)
    15,000  Abbey National North America 5.62%, 1/16/96.......     14,965
    10,000  Commerzbank 5.58%, 1/31/96........................      9,954
    35,000  Koch Industries 5.65%, 1/19/96....................     34,901
    20,000  Pfizer, Inc., 5.70%, 1/17/96......................     19,949
    20,000  Pfizer, Inc., 5.70%, 1/19/96......................     19,943
                                                                ----------
TOTAL COMMERCIAL PAPER (Cost $99,712).........................     99,712
                                                                ----------
CORPORATE FLOATING RATE NOTES (3.0%)
  FINANCE (3.0%)
    15,000  General Electric Credit Corp. 5.85%, 2/09/96......     15,000
    10,000  General Electric Credit Corp. 5.85%,
              2/15/96.........................................     10,000
                                                                ----------
TOTAL CORPORATE FLOATING RATE NOTES (Cost $25,000)............     25,000
                                                                ----------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
CERTIFICATES OF DEPOSIT (8.1%)
$   30,000  Deutsche Bank (Yankee) 5.64%, 3/08/96.............  $  30,000
    30,000  Rabo Bank, New York (Yankee) 5.75%, 3/06/96.......     30,001
     8,000  Rabo Bank New York (Yankee) 5.93%, 5/16/96........      8,003
                                                                ----------
TOTAL CERTIFICATES OF DEPOSIT (Cost $68,004)..................     68,004
                                                                ----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $782,518)................    782,518
                                                                ----------

                                                                  AMOUNT
                                                                  (000)
                                                                ----------
SHORT TERM INVESTMENT (6.5%)
  REPURCHASE AGREEMENT (6.5%)
    53,913  Goldman Sachs 5.83%, dated 12/29/95, due 1/02/96,
              to be repurchased at $53,948, collateralized by
              $39,585, United States Treasury Bonds, 10.375%,
              due 11/15/11, valued at $55,023 (Cost
              $53,913)........................................     53,913
                                                                ----------
TOTAL INVESTMENTS (100.0%) (Cost $836,431)....................    836,431
                                                                ----------

OTHER ASSETS (0.3%)
  Cash............................................  $        1
  Interest Receivable.............................       2,802
  Other...........................................          57       2,860
                                                    ----------
LIABILITIES (-0.3%)
  Dividends Payable...............................      (1,718)
  Investment Advisory Fees Payable................        (638)
  Administrative Fees Payable.....................        (116)
  Custodian Fees Payable..........................         (22)
  Other Liabilities...............................        (104)     (2,598)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  836,693
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 836,710,488 outstanding
  $.001 par value shares (authorized 4,000,000,000 shares)....
                                                                     $1.00
                                                                ----------
                                                                ----------

------------------------------------------------------------

/\ -- Stripped securities represent the splitting of cash flows into several classes which vary by the proportion of principal and interest paid. Holders are entitled to the portion of the payments on the certificate representing interest only or principal only.

Floating Rate -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 1995.

Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates.

Interest rates disclosed for Commercial Paper and Agency Discount Notes represent effective yields at December 31, 1995.

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1995)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments                    43.9%
Variable/Floating Rate Instruments        52.5%
U.S. Government & Agency Obligations       3.3%
Other                                      0.3%

COMPARATIVE MONTHLY AVERAGE YIELDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MUNICIPAL MONEY
           MARKET PORTFOLIO    DONOGHUE'S SEC
             30-DAY YIELDS     30-DAY YIELDS
Jan.                    2.97              3.26
Feb.                    3.38              3.19
Mar.                    3.42              3.35
Apr.                    3.62              3.53
May                     3.72              3.81
June                    3.48              3.31
July                    3.28              3.19
Aug                     3.29              3.21
Sept                    3.30              3.41
Oct                     3.27              3.32
Nov                     3.34              3.33
Dec                     3.48              3.74

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio's investment objectives are to maximize current income that is exempt from Federal income tax and preserve capital while maintaining high levels of liquidity through investing in high quality municipal money market instruments which earn interest exempt from Federal income tax in the opinion of bond counsel for the issuer. The Portfolio will purchase only securities having a remaining maturity of one year or less. Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. Additionally, the Portfolio will not purchase private activity bonds, the interest from which is subject to alternative minimum tax. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 1995 were 3.91% and 3.99%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 1995, assuming Federal income tax rate of 39.6% (maximum rate) were 6.47% and 6.61%, respectively. The seven day yields are not necessarily indicative of future performance.

Much of the first half of 1995 in the municipal money market sector was clouded by the Orange County, California bankruptcy which occurred in December 1994. This crisis resulted in a general nervousness about and lack of confidence in the tax-exempt market. As the months progressed, investors began to regain confidence in the market turning their attention toward the annual tax-exempt note refinancings that occur at the beginning of the third quarter each year. Despite the improved sentiment, investors demanded a greater level of disclosure from the issuers scrutinizing each deal with a new level of vigilance and in some cases prompting issuers to seek more comprehensive levels of bank support. Due to the yield curve's flat shape, the tax-exempt notes ultimately provided a means to extend maturity but not an avenue by which to increase yield.

During the fourth quarter both the taxable and tax-exempt markets followed the events surrounding the U.S. Government budget debate and related Government shutdowns. Although the tax-exempt market did

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
THE MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
not experience the same level of volatility as the taxable market, there were a number of state and local governments that were forced back into the market as result of lost Federal subsidies. This created additional municipal supply that is not typical in the fourth quarter.

Despite most of these events, in 1995 the municipal money market yield curve, like the taxable curve, maintained a flat shape. There were periods when the curve did invert such as the end of December or steepen as was the case in September. These shifts were the result of technicals (rather than events in the taxable market) related to increased or decreased supply. Also, in periods of excess supply dealers are often reluctant to hold inventory thus increasing the rates of the particular sector for which there is over-supply significantly in excess of other municipal money market securities. Although the municipal money market sector does not tend to track the taxable market, levels did experience an overall downward bias during the second half of the year coinciding with the Federal Reserve decreasing the Federal Funds rate.

The Portfolio was managed to maximize the flat yield curve environment as well as the outlook for the municipal money market sector. For the first half of the year, the Portfolio maintained an allocation to tax-exempt notes that ranged from 10-15%. As the notes matured at the end of the second quarter, this position declined to approximately 5% where it remained for the balance of the year. During periods of increased supply and therefore temporary periods of more attractive yields, we increased the note position. Commercial paper ranged from 35% to 45%, and daily and weekly variable rate preferred issues fluctuated between 40% and 55% of the Portfolio. The Portfolio finished 1995 with net assets of $451.5 million. The weighted average maturity of the Portfolio ranged from 30 to 45 days for the first five months and then dropped in the latter half of the year to a range of 20 to 30 days ending the year with a weighted average maturity of 23 days.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (96.4%)
  FIXED RATE INSTRUMENTS (43.9%)
      NOTES (2.0%)
$   3,400   Charleston, South Carolina, Water & Sewer System
              Revenue, 7.50%, 1/01/14
              Prerefunded 1/01/96 at 102......................  $   3,468
      500   Du Page Water Commission, Illinois, 7.10%,
              3/01/96.........................................        503
    5,000   New York State Urban Development Correctional
              Facilities, 8.00%, 1/01/15 Prerefunded 1/01/96
              at 102..........................................      5,100
                                                                ----------
                                                                    9,071
                                                                ----------
      PUT OPTION BONDS (0.4%)
    1,000   York County, South Carolina, Series B-4, 3.75%,
              9/15/14 (Putable 3/15/96).......................      1,000
    1,000   York County, South Carolina, Series E-2, 3.80%,
              8/15/14 (Putable 2/15/96).......................      1,000
                                                                ----------
                                                                    2,000
                                                                ----------
      TAX & REVENUE ANTICIPATION NOTES (1.6%)
    4,000   Colorado State, 4.50%, 6/27/96, TRANS.............      4,012
    3,000   Texas State, Series 95A, 4.75%, 8/30/96, TRANS....      3,013
                                                                ----------
                                                                    7,025
                                                                ----------
      COMMERCIAL PAPER (39.9%)
    3,000   Beaver County, Pennsylvania, Industrial
              Development Authority, Duquesne Light, Series
              90, 3.75%, 2/14/96..............................      3,000
    4,000   Burke County, Georgia, Development Authority,
              Oglethorpe, Series 92A, 3.80%, 2/15/96..........      4,000
    2,000   Burlington, Kansas, Kansas City Power & Light Co.,
              Series 87A, 3.70%, 2/20/96......................      2,000
    2,700   Burlington, Kansas, Kansas City Power & Light Co.,
              Series 87B, 3.70%, 2/20/96......................      2,700
    3,500   City of Austin, Texas, Series A, 3.55%, 3/28/96...      3,500
    4,530   City of Dallas, Texas, 3.80%, 2/05/96.............      4,530
    6,000   City of Honolulu, Hawaii, 3.75%, 2/12/96..........      6,000
    1,900   City of San Antonio, Texas, 3.70%, 2/12/96........      1,900
   10,000   Commonwealth of Massachusetts, Series A, 3.70%,
              1/09/96.........................................     10,000
    5,000   Commonwealth of Virginia, 3.83%, 1/10/96..........      5,000
    1,200   Connecticut State Health & Education Facilities
              Authority, Yale University, Series N, 3.70%,
              1/12/96.........................................      1,200
    2,525   Gainesville, Florida, Series C, 3.85%, 1/30/96....      2,525
    4,000   Georgia Municipal Gas Authority, 3.75%, 2/23/96...      4,000
    2,000   Illinois Development Finance Authority, Series
              93A, 3.65%, 2/16/96.............................      2,000
    1,000   Illinois Health & Education, Series 89A, 3.75%,
              2/22/96.........................................      1,000
    4,000   Independence, Missouri, Water Utility Revenue,
              3.75%, 2/12/96..................................      4,000

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$   3,100   Intermountain Power Agency, Utah, Series E 3.75%,
              2/07/96.........................................  $   3,100
    2,400   Intermountain Power Agency, Utah, Series E, 3.75%,
              2/23/96.........................................      2,400
      700   Intermountain Power Agency, Utah, Series F2,
              3.90%, 1/11/96..................................        700
    1,500   Intermountain Power Agency, Utah, Series 85F,
              3.90%, 1/11/96..................................      1,500
    3,100   Jacksonville, Florida, Electric Authority, Series
              C-1, 3.50%, 3/07/96.............................      3,100
    7,700   Jacksonville, Florida, Electric Authority, 3.65%,
              2/16/96.........................................      7,700
    3,600   Jasper County, Indiana, Series 88B, 3.75%,
              2/06/96.........................................      3,600
    2,000   Jasper County, Indiana, Series 88C, 3.75%,
              2/06/96.........................................      2,000
    1,100   Lehigh County, Pennsylvania, 3.85%, 1/30/96.......      1,100
    6,600   Massachusetts Health & Education Facilities
              Authority, Harvard University, Series L, 3.80%,
              2/09/96.........................................      6,600
    6,020   Montgomery, Alabama, Industrial Development Board,
              General Electric Series, 3.80%, 2/08/96.........      6,020
    4,000   Mount Vernon, Indiana, Pollution Control & Solid
              Waste Disposal Revenue Bonds, General Electric
              Project, Series 89A, 3.70%, 2/27/96.............      4,000
    4,000   Mount Vernon, Indiana, Pollution Control & Solid
              Waste Disposal Revenue Bonds, General Electric
              Project, Series 89A, 3.80%, 2/07/96.............      4,000
    4,025   North Carolina Eastern Municipal Power, 3.75%,
              2/26/96.........................................      4,025
      300   Northeastern Pennsylvania Hospital Authority,
              Series B, 3.85%, 2/07/96........................        300
    2,990   Omaha, Nebraska, Public Power District, 3.85%,
              2/07/96.........................................      2,990
    1,000   Peninsula Ports Authority, Virginia, Series 92,
              3.75%, 2/12/96..................................      1,000
    3,000   Petersburg, Indiana, Indiana Power & Light, Series
              91, 3.70%, 2/13/96..............................      3,000
    2,200   Platte River Authority, Colorado, 3.80%,
              1/22/96.........................................      2,200
    1,000   Rochester, Minnesota, Health Facilities, Mayo
              Clinic, Series B, 3.80%, 2/08/96................      1,000
    1,500   Rochester, Minnesota, Health Facilities, Mayo
              Clinic, Series C, 3.80%, 2/08/96................      1,500
    1,065   Rochester, Minnesota, Health Facilities, Mayo
              Clinic, Series E, 3.80%, 2/08/96................      1,065
    1,500   Rochester, Minnesota, Health Facilities, Mayo
              Clinic, Series F, 3.75%, 2/26/96................      1,500
    5,750   State of Louisiana, General Obligation Bond,
              3.80%, 2/21/96..................................      5,750
    8,950   Sunshine State, Florida, Government Finance
              Authority, Series 86, 3.50%, 3/08/96............      8,950

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$   5,000   Sweetwater County, Wyoming, Series 88A, 3.50%,
              3/08/96.........................................  $   5,000
    6,000   Salt River, Arizona, 3.90%, 1/17/96...............      6,000
    2,000   Salt River, Arizona, 3.75%, 2/14/96...............      2,000
    3,000   State of New York, General Obligation Bond, BAN,
              Series Q, 3.75%, 2/05/96........................      3,000
    2,000   Sunshine State, Florida, Government Finance
              Authority, Series 86, 3.85%, 1/30/96............      2,000
    6,600   Texas Municipal Power Agency, 3.65%, 2/15/96......      6,600
    2,000   Texas Municipal Power Agency, 3.75%, 2/22/96......      2,000
    1,000   Trimble County, Kentucky, Louisville Gas &
              Electric Series, 3.70%, 2/13/96.................      1,000
    5,000   Trimble County, Kentucky, Louisville Gas &
              Electric Series, 3.80%, 3/07/96.................      5,000
    5,500   University of Minnesota, Series A, 3.80%,
              2/06/96.........................................      5,500
    3,000   University of Texas, Series A, 3.80%, 2/05/96.....      3,000
    2,500   Vanderbilt University, Tennessee, Series 89A,
              3.75%, 2/22/96..................................      2,500
                                                                ----------
                                                                  180,055
                                                                ----------
      TOTAL FIXED RATE INSTRUMENTS............................    198,151
                                                                ----------
        VARIABLE/FLOATING RATE INSTRUMENTS (52.5%)
          DAILY VARIABLE RATE BONDS (34.1%)
    1,500   Ascension Parish, Louisiana, Pollution Control
              Revenue Bonds, Shell Oil Project, 6.00%,
              9/01/23.........................................      1,500
    2,400   Birmingham, Alabama, Medical Clinic Board Revenue,
              University of Alabama Hospital Services Fund,
              6.10%, 12/01/26.................................      2,400
    5,500   Burke County, Georgia, Development Authority,
              Series 94, 5.50%, 7/01/24.......................      5,500
    6,300   Burke County, Georgia, Development Authority,
              6.00%, 4/01/25..................................      6,300
    6,000   California Pollution Control Financing Authority,
              Southern Edison, Series 86A, 5.40%, 2/28/08.....      6,000
    4,000   Chattanooga-Hamilton County, Tennessee, Hospital
              Authority Revenue, Erlanger Medical Center,
              6.10%, 10/01/17.................................      4,000
    4,200   Chicago, Illinois, O'Hare International Airport
              Special Facilities Revenue Bonds, American
              Airlines, Series A, 6.00%, 12/01/17.............      4,200
    4,200   Chicago, Illinois, O'Hare International Airport
              Special Facilities Revenue Bonds, American
              Airlines, Series B, 6.00%, 12/01/17.............      4,200
      700   Delaware County, Pennsylvania, Industrial
              Development Authority, Series 95, 6.00%,
              12/01/09........................................        700
   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$   1,700   Delta County, Michigan, Pollution Control Revenue
              Bonds, Mead Corp., 5.90%, 12/01/23..............  $   1,700
      700   East Baton Rouge Parish, Louisiana, Pollution
              Control Revenue Bonds, Exxon Project, 5.90%,
              11/01/19........................................        700
    1,000   Hapeville, Georgia, Industrial Development
              Authority, Series 85, 6.00%, 11/01/15...........      1,000
    3,700   Harris County, Texas, Health Facilities
              Development Corp., St. Lukes Episcopal, Series
              6.00%, 2/15/16..................................      3,700
      200   Harris County, Texas, Pollution Control Revenue
              Bonds, Exxon Project, Series 84B, 6.00%,
              3/01/24.........................................        200
    5,700   Hurley, New Mexico, Pollution Control Revenue
              Bonds, 5.95%, 12/01/15..........................      5,700
    8,600   Jackson County, Mississippi, Port Facility,
              Chevron Project, Series 93, 5.95%, 6/01/23......      8,600
      900   Kansas City, Kansas, Industrial Development
              Authority, PQ Corp., 6.00%, 8/01/15.............        900
    1,900   Lake Charles, Louisiana, Harbor & Terminal
              District Port Facilities, Series 84, 5.95%,
              11/01/11........................................      1,900
    2,500   Lincoln County, Wyoming, Pollution Control Revenue
              Bonds, Exxon Project, Series 84A, 5.90%,
              11/01/14........................................      2,500
    4,400   Lincoln County, Wyoming, Pollution Control Revenue
              Bonds, Exxon Project, Series 84A, 5.95%,
              8/01/15.........................................      4,400
      900   Lincoln County, Wyoming, Pollution Control Revenue
              Bonds, Exxon Project, Series 84D, 5.90%,
              11/01/14........................................        900
    1,620   Louisiana Public Facilities Authority, Industrial
              Development, Kenner Hotel Series, 6.00%,
              12/01/15........................................      1,620
    4,500   Maricopa County, Arizona, Pollution Control
              Revenue Bonds, Series 94B, 5.95%, 5/01/29.......      4,500
    4,600   Maricopa County, Arizona, Public Services, Series
              94C, 6.00%, 5/01/29.............................      4,600
    1,000   Marshall County, West Virginia, Pollution Control
              Revenue Bonds, Mountaineer Carbon Co., 6.00%,
              12/01/20........................................      1,000
    6,700   Michigan State Strategic Fund, Consumers Power
              Series 88A, 5.95%, 4/15/18......................      6,700
    1,570   Missouri State Health & Educational Facilities
              Authority Revenue, Washington University, Series
              89A, 6.00%, 3/01/17.............................      1,570
    3,700   Monroe County, Georgia, Pollution Control Revenue
              Bonds, Georgia Power Co., Series 2, 5.50%,
              7/01/25.........................................      3,700
    3,900   New York City, New York, Cultural Resources,
              5.90%, 12/01/15.................................      3,900

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$   2,100   New York City, New York, Water Finance Authority,
              Water & Sewer System Revenue Bonds, Series 92C,
              5.90%, 6/15/22..................................  $   2,100
   18,400   New York City, New York, Water Finance Authority,
              Water & Sewer System Revenue Bonds, Series 94C,
              5.90%, 6/15/23..................................     18,400
    2,900   New York State, Energy Research and Development
              Authority, Pollution Control Revenue Bonds,
              5.95%, 12/01/25.................................      2,900
    1,000   Nueces River Authority, Texas, Pollution Control
              Revenue Bonds, Series 85, 6.10%, 12/01/99.......      1,000
    3,000   Ohio State Air Quality Development Authority
              Revenue Bonds, Series 85A, 5.50%, 12/01/15......      3,000
    1,400   Ohio State Air Quality Development Authority
              Revenue Bonds, Cincinnati Gas & Electric, Series
              B, 5.95%, 9/01/30...............................      1,400
      700   Peninsula Ports Authority, Virginia, Coal Revenue
              Bonds, 5.95%, 7/01/16...........................        700
    4,300   Pennsylvania Higher Education Authority Revenue
              Bonds, Carnegie Mellon University, Series 95B,
              6.00%, 11/01/27.................................      4,300
    3,300   Pennsylvania Higher Education Authority Revenue
              Bonds, Carnegie Mellon University, Series 95C,
              6.00%, 11/01/29.................................      3,300
    3,800   Platte County, Wyoming, Pollution Control Revenue
              Bonds, Series A, 6.00%, 7/01/14.................      3,800
    1,000   Platte County, Wyoming, Pollution Control Revenue
              Bonds, Series B, 6.00%, 7/01/14.................      1,000
    2,000   Port of Saint Helens, Oregon, Pollution Control
              Revenue Bonds, Portland General Electric Co.,
              Series A, 5.95%, 4/01/10........................      2,000
    1,600   Port of Saint Helens, Oregon, Pollution Control
              Revenue Bonds, Portland General Electric Co.,
              Series B, 5.95%, 6/01/10........................      1,600
    1,400   Saint Charles Parish, Louisiana, Pollution Control
              Revenue Bonds, Shell Oil Project, 5.95%,
              10/01/22........................................      1,400
    5,000   Salt Lake County, Utah, Pollution Control Revenue
              Bonds, British Petroleum Co., 5.95%, 2/01/08....      5,000
    2,700   Salt Lake County, Utah, Pollution Control Revenue
              Bonds, SVC Station Holdings, 6.00%, 8/01/07.....      2,700
    4,900   Southwest, Texas, Higher Education Authority
              Revenue Bonds, Southern Methodist University,
              Series 85, 5.95%, 7/01/15.......................      4,900
                                                                ----------
                                                                  154,090
                                                                ----------
          WEEKLY VARIABLE RATE BONDS (18.4%)
    1,000   Albuquerque, New Mexico, Revenue Bond, Series A,
              5.15%, 7/01/22..................................      1,000
   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$   1,000   Beaver County, Pennsylvania, Industrial
              Development Authority, Duquesne Light Series,
              4.95%, 8/01/09..................................  $   1,000
    1,000   Beaver County, Pennsylvania, Industrial
              Development Authority, Duquesne Light Series,
              4.95%, 8/01/20..................................      1,000
    1,000   Brunswick & Glynn County, Georgia, Development
              Authority, Series 85, 5.25%, 12/01/15...........      1,000
    7,000   Burke County, Georgia, Development Authority,
              Oglethorpe, Series 93A, 5.15%, 1/01/16..........      7,000
    5,800   Charlotte, North Carolina, Airport, Series 93A,
              5.15%, 7/01/16..................................      5,800
    1,000   City of Baltimore, Maryland, Pollution Control
              Revenue Bonds, General Motors Corp., 5.10%,
              2/01/00.........................................      1,000
    2,500   City of Columbia, Missouri, Special Revenue Bonds,
              Series 88A, 5.15%, 6/01/08......................      2,500
    1,500   City of Columbia, Missouri, Water & Electric
              Revenue Bonds, Series 85B, 5.15%, 12/01/15......      1,500
      300   City of Forsyth, Montana, Pollution Control
              Revenue Bonds, Series B, 5.00%, 6/01/13.........        300
      700   City of Forsyth, Montana, Pollution Control
              Revenue Bonds, Series D, 4.90%, 6/01/13.........        700
    2,600   City of Midlothian, Texas, Industrial Development
              Corp., Pollution Control Revenue Bonds, Box-Crow
              Cement Co., 5.80%, 12/01/09.....................      2,600
    1,000   City of Minnetonka, Minnesota, Multifamily, Cliffs
              Ridgedale, 5.20%, 9/15/25.......................      1,000
    1,700   City of San Antonio, Texas, Higher Education
              Authority, Trinity University, 5.20%, 4/01/04...      1,700
    7,800   Clark County, Nevada, Airport Revenue Bonds,
              Series 93A, 5.15%, 7/01/12......................      7,800
    2,700   Clark County, Nevada, Airport Revenue Bonds,
              Series 95-A1, 5.05%, 7/01/25....................      2,700
    4,000   Clark County, Nevada, Industrial Development Corp,
              Nevada Power Co., Series C, 5.05%, 10/01/30.....      4,000
      280   Clear Creek County, Colorado, Revenue Bonds,
              Colorado Finance Pool Program, 5.15%, 6/01/98...        280
      600   Colorado Student Obligation Bond Authority,
              Student Loan Revenue, Series 91C1, 5.05%,
              8/01/00.........................................        600
    7,200   Dade County, Florida, Water & Sewer Revenue Bonds,
              4.90%, 10/05/22.................................      7,200
    1,200   Delaware County, Pennsylvania, Industrial
              Development Authority, Scott Paper Series D,
              5.00%, 12/01/18.................................      1,200

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

THE MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE                                                         AMORTIZED
  AMOUNT                                                           COST
  (000)                                                           (000)
------------------------------------------------------------
$     500   Delaware County, Pennsylvania, Industrial
              Development Authority, Scott Paper Series E,
              5.00%, 12/01/18.................................  $     500
    3,000   Foothill/Eastern California Toll Road Revenue,
              Series 95C, 4.80%, 1/02/35......................      3,000
    5,000   Harris County, Texas, Series 94G, 5.10%,
              8/01/20.........................................      5,000
    5,000   Harris County, Texas, Series 94H, 5.10%,
              8/01/20.........................................      5,000
      300   Illinois Development Finance Authority, A.E.
              Staley Manufacturing Series 85, 5.05%,
              12/01/05........................................        300
    1,000   Lehigh County, Pennsylvania, Allegheny Electric
              Cooperative, 5.25%, 12/01/15....................      1,000
    1,500   Louisiana Public Facilities Authority, Hospital
              Revenue, Series 85, 6.40%, 12/01/00.............      1,500
    1,000   Massachusetts Health & Education Facilities
              Authority, Series G-1, 4.75%, 1/01/19...........      1,000
    3,900   Nueces County, Texas, Health Facilities, Driscoll
              Childrens' Foundation, 5.20%, 7/01/15...........      3,900
    1,500   Person County, North Carolina, Carolina Power &
              Light, 5.20%, 11/01/19..........................      1,500
      235   Pinellas County, Florida, Health Facilities,
              Bayfront Medical Center, Series 89, 4.90%,
              6/01/98.........................................        235
      450   Polk County, Iowa, Hospital Equipment &
              Improvement Authority, 5.15%, 12/01/05 .                450
      800   Port Development Corporation Marine Terminal,
              Texas, Series 89, 5.05%, 1/15/14................        800
    1,500   Port of Corpus Christi, Texas, Marine Terminal,
              R.J. Reynolds Metals Series, 5.25%, 9/01/14.....      1,500
      600   Putnam County, Florida, Development Authority,
              Seminole Electric Series 84 H1, 4.65%,
              3/15/14.........................................        600
    1,000   Rapides Parish, Louisiana, Central Louisiana
              Electric Series, 5.05%, 7/01/18 .                     1,000
      700   Sheboygan, Wisconsin, Wisconsin Power & Light
              Series, 5.25%, 8/01/14..........................        700
    1,100   University of North Carolina, Chapel Hill Fund
              Inc., Certificates of Participation, 5.10%,
              10/01/09........................................      1,100
    2,000   Washington Public Power, Series 93-1A3, 4.95%,
              7/01/17.........................................      2,000
                                                                ----------
                                                                   82,965
                                                                ----------
  TOTAL VARIABLE/FLOATING RATE INSTRUMENTS....................    237,055
                                                                ----------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $435,206)..................    435,206
                                                                ----------
TAXABLE INSTRUMENT (3.3%)
  U.S. GOVERNMENT & AGENCY OBLIGATION (3.3%)
   14,820   Federal Home Loan Bank Discount Note, 5.57%,
              1/05/96 (Cost $14,811)..........................     14,811
                                                                ----------
TOTAL INVESTMENTS (99.7%) (Cost $450,017).....................    450,017
                                                                ----------

                                                                  AMOUNT
                                                                  (000)
------------------------------------------------------------
OTHER ASSETS (0.6%)
  Interest Receivable.............................  $    2,563
  Other...........................................          29  $    2,592
                                                    ----------
LIABILITIES (-0.3%)
  Dividends Payable...............................        (607)
  Investment Advisory Fees Payable................        (338)
  Administrative Fees Payable.....................         (63)
  Custodian Fees Payable..........................         (12)
  Payable to Custodian............................         (10)
  Director's Fees & Expenses......................          (2)
  Other Liabilities...............................         (58)     (1,090)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  451,519
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 451,502,422 outstanding $.001 par value shares
  (authorized 4,000,000,000 shares)...........................       $1.00
                                                                ----------
                                                                ----------

------------------------------------------------------------

BAN        -- Bond Anticipation Note
TRANS      -- Tax & Revenue Anticipation Notes

Variable/Floating Rate Instruments. The interest rate changes on these instruments are based on changes in a designated base rate. These instruments are payable on demand and are secured by a letter of credit or other support agreements.

Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

Interest rates disclosed for U.S. Government & Agency Obligations represent effective yields at December 31, 1995.

At December 31, 1995, approximately 12% of the net assets were invested in Texas municipal securities. Economic changes affecting the state and certain of it's public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

The accompanying notes are an integral part of the financial statements. (Pages
                                    150-156)

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                      ACTIVE                    EMERGING
                                                     COUNTRY          ASIAN      MARKETS        EUROPEAN
                                                  ALLOCATION         EQUITY    PORTFOLIO          EQUITY  GLOBAL EQUITY
                                                   PORTFOLIO      PORTFOLIO   YEAR ENDED  PORTFOLIO YEAR      PORTFOLIO
                                                  YEAR ENDED     YEAR ENDED     DECEMBER  ENDED DECEMBER     YEAR ENDED
                                                DECEMBER 31,   DECEMBER 31,          31,             31,   DECEMBER 31,
                                                        1995           1995         1995            1995           1995
                                                       (000)          (000)        (000)           (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                        $   3,730      $   5,477    $  19,196       $   1,146      $   1,896
  Interest                                               179            711        4,215             245             48
  Less: Foreign Taxes Withheld                          (519)          (487)      (1,993)           (158)          (168)
                                               -------------  -------------  -----------          ------  -------------
    Total Income                                       3,390          5,701       21,418           1,233          1,776
                                               -------------  -------------  -----------          ------  -------------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                              1,068          2,301       11,563             416            653
    Less: Fees Waived                                   (618)          (522)          --            (130)          (109)
                                               -------------  -------------  -----------          ------  -------------
  Investment Advisory Fees -- Net                        450          1,779       11,563             286            544
  Administrative Fees                                    322            458        1,458             100            141
  Sub-Administrative Fees                                  2             --          173              --             --
  Custodian Fees                                         403            474        2,073              51             44
  Filing and Registration Fees                            18             23           45              24             16
  Insurance                                               15             21           69               2              4
  Directors' Fees and Expenses                             7             10           47               3              4
  Legal Fees                                               8             13           39               3              5
  Audit Fees                                              42             46          113              38             42
  Shareholder Reports                                     37             25           81               9             11
  Foreign Tax Expense                                     --             28          202              --             --
  Other Expenses                                          12             28           42               3              5
                                               -------------  -------------  -----------          ------  -------------
    Total Expenses                                     1,316          2,905       15,905             519            816
                                               -------------  -------------  -----------          ------  -------------
NET INVESTMENT INCOME                                  2,074          2,796        5,513             714            960
                                               -------------  -------------  -----------          ------  -------------
NET REALIZED GAIN (LOSS):
  Investments sold                                     5,468         12,299      (33,253)*            604         5,893
  Foreign Currency Transactions                       (6,591)           160         (981)             39            (86)
                                               -------------  -------------  -----------          ------  -------------
    Total Net Realized Gain (Loss)                    (1,123)        12,459      (34,234)            643          5,807
                                               -------------  -------------  -----------          ------  -------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                          5,557          7,840     (101,142)          3,003          7,313
  Foreign Currency Translations                       10,118             12        4,125              39           (118)
                                               -------------  -------------  -----------          ------  -------------
    Total Net Change in Unrealized
     Appreciation (Depreciation)                      15,675          7,852      (97,017)          3,042          7,195
                                               -------------  -------------  -----------          ------  -------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)              14,552         20,311     (131,251)          3,685         13,002
                                               -------------  -------------  -----------          ------  -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                      $  16,626      $  23,107    $(125,738)      $   4,399      $  13,962
                                               -------------  -------------  -----------          ------  -------------
                                               -------------  -------------  -----------          ------  -------------

---------------
*Net of foreign tax of $650,000 on net realized gains.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                INTERNATIONAL                                    LATIN AMERICAN
                                                                       EQUITY   INTERNATIONAL        JAPANESE         PORTFOLIO
                                                GOLD PORTFOLIO      PORTFOLIO       SMALL CAP          EQUITY       JANUARY 18,
                                                    YEAR ENDED     YEAR ENDED  PORTFOLIO YEAR  PORTFOLIO YEAR          1995* TO
                                                  DECEMBER 31,   DECEMBER 31,  ENDED DECEMBER  ENDED DECEMBER      DECEMBER 31,
                                                          1995           1995        31, 1995        31, 1995              1995
                                                         (000)          (000)           (000)           (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                          $      84      $  34,103       $   5,511       $     524         $     263
  Interest                                                  92          4,293             549             229               108
  Less: Foreign Taxes Withheld                              (6)        (4,270)           (630)            (78)              (19)
                                                        ------  -------------         -------         -------             -----
    Total Income                                           170         34,126           5,430             675               352
                                                        ------  -------------         -------         -------             -----
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                                  109         11,452           1,796             469               146
    Basic Fees -- Sub Adviser                               73             --              --              --                --
    Less: Fees Waived -- Adviser                           (55)          (424)           (181)           (118)             (146)
         Fees Waived -- Sub Adviser                        (37)            --              --              --                --
                                                        ------  -------------         -------         -------             -----
  Investment Advisory Fees -- Net                           90         11,028           1,615             351                --
  Administrative Fees                                       35          2,252             309             101                27
  Sub-Administrative Fees                                   --             --              --              --                 9
  Custodian Fees                                            19            545             126              38               111
  Filing and Registration Fees                              18             47              24              35                17
  Insurance                                                  1            100              11               4                --
  Directors' Fees and Expenses                               3             43               7               3                 2
  Legal Fees                                                 2             57               9               3                 5
  Audit Fees                                                37             61              46              37                39
  Shareholder Reports                                       19             99              17               9                11
  Foreign Tax Expense                                       --             --              --              --                45
  Other Expenses                                             3             81              10               4                 4
                                                        ------  -------------         -------         -------             -----
    Total Expenses                                         227         14,313           2,174             585               270
                                                        ------  -------------         -------         -------             -----
NET INVESTMENT INCOME (LOSS)                               (57)        19,813           3,256              90                82
                                                        ------  -------------         -------         -------             -----
NET REALIZED GAIN (LOSS):
  Investments Sold                                         880        108,572           7,974          (2,999)             (530)
  Foreign Currency Transactions                             (4)       (20,102)           (297)             --               (13)
                                                        ------  -------------         -------         -------             -----
    Total Net Realized Gain (Loss)                         876         88,470           7,677          (2,999)             (543)
                                                        ------  -------------         -------         -------             -----
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments Sold                                       2,423         44,604          (6,040)          2,624               208
  Foreign Currency Translations                             --          6,374            (771)          3,310                --
                                                        ------  -------------         -------         -------             -----
    Total Net Change in Unrealized
     Appreciation (Depreciation)                         2,423         50,978          (6,811)          5,934               208
                                                        ------  -------------         -------         -------             -----
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED
  APPRECIATION (DEPRECIATION)                            3,299        139,448             866           2,935              (335)
                                                        ------  -------------         -------         -------             -----
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        $   3,242      $ 159,261       $   4,122       $   3,025         $    (253)
                                                        ------  -------------         -------         -------             -----
                                                        ------  -------------         -------         -------             -----

---------------
*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                 AGGRESSIVE                                 SMALL CAP     U.S. REAL
                                     EQUITY      EMERGING        EQUITY         VALUE        ESTATE         VALUE
                                  PORTFOLIO        GROWTH        GROWTH        EQUITY     PORTFOLIO        EQUITY      BALANCED
                                   MARCH 8,     PORTFOLIO     PORTFOLIO     PORTFOLIO      FEBRUARY     PORTFOLIO     PORTFOLIO
                                   1995* TO    YEAR ENDED    YEAR ENDED    YEAR ENDED     24, 1995*    YEAR ENDED    YEAR ENDED
                                   DECEMBER      DECEMBER      DECEMBER      DECEMBER   TO DECEMBER      DECEMBER      DECEMBER
                                   31, 1995      31, 1995      31, 1995      31, 1995      31, 1995      31, 1995      31, 1995
                                      (000)         (000)         (000)         (000)         (000)         (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                     $       338   $       203   $     2,580   $     1,575   $     1,796   $     3,986   $       374
  Interest                               88           445           694           118           103           245           642
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Income                        426           648         3,274         1,693         1,899         4,231         1,016
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser               128         1,325           830           400           299           570           106
    Less: Fees Waived                   (96)          (18)         (105)          (97)         (129)          (85)          (68)
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Investment Advisory
    Fees -- Net                          32         1,307           725           303           170           485            38
  Administrative Fees                    28           214           223            82            61           183            42
  Custodian Fees                         19            29            46            19            36            30            12
  Filing and Registration Fees           18            22            23            14            29            27            13
  Insurance                               1             9             8             3             1             7             2
  Directors' Fees and Expenses            2             6             6             4             2             5             3
  Legal Fees                             24             6             6             3            25             5             2
  Audit Fees                             22            27            32            25            22            27            25
  Shareholder Reports                    12            28            28            13            25            21             8
  Other Expenses                          2             9             8             4             2             7             3
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Expenses                      160         1,657         1,105           470           373           797           148
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)            266        (1,009)        2,169         1,223         1,526         3,434           868
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED GAIN (LOSS):
  Investments Sold                    4,082        11,225        32,477         1,546         3,495        10,276         1,158
  Written Options                       (22)           --            --            --            --            --            --
  Securities Sold Short                 (19)           --            --            --            --            --            --
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Net Realized Gain           4,041        11,225        32,477         1,546         3,495        10,276         1,158
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)         1,860        27,942        15,685         5,880         3,896        17,116         2,413
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
TOTAL NET REALIZED GAIN AND
  CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)         5,901        39,167        48,162         7,426         7,391        27,392         3,571
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Increase in Net Assets
    Resulting from Operations   $     6,167   $    38,158   $    50,331   $     8,649   $     8,917   $    30,826   $     4,439
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------

---------------
*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                   EMERGING                      GLOBAL                   MUNICIPAL                   MUNICIPAL
                                    MARKETS         FIXED         FIXED                        BOND         MONEY         MONEY
                                       DEBT        INCOME        INCOME    HIGH YIELD     PORTFOLIO        MARKET        MARKET
                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   JANUARY 18,     PORTFOLIO     PORTFOLIO
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      1995* TO    YEAR ENDED    YEAR ENDED
                                   DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                   31, 1995      31, 1995      31, 1995      31, 1995      31, 1995      31, 1995      31, 1995
                                      (000)         (000)         (000)         (000)         (000)         (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                     $        --   $        --   $        --   $        53   $        --   $        --   $        --
  Interest                           28,018        13,011         6,987         7,927         2,154        48,910        15,686
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Income                     28,018        13,011         6,987         7,980         2,154        48,910        15,686
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser             1,702           624           383           335           149         2,500         1,210
    Less: Fees Waived                    --          (247)         (204)          (55)         (119)           --            --
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Investment Advisory
    Fees -- Net                       1,702           377           179           280            30         2,500         1,210
  Administrative Fees                   275           288           157           118            72         1,307           635
  Custodian Fees                        204            27            46            20             9           119            72
  Filing and Registration Fees           18            17            19            18            23            58            54
  Insurance                              10            14             9             7             1            67            31
  Interest Expense                      616            --            --            --            --            --            --
  Directors' Fees and Expenses           25             7             5             4             3            29            14
  Legal Fees                              9             8             5             4            14            25            13
  Audit Fees                             72            26            35            32            22            23            27
  Shareholder Reports                    23            18            15            13            14            57            26
  Other Expenses                         44            21             9             7             3            68            25
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Expenses                    2,998           803           479           503           191         4,253         2,107
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME                25,020        12,208         6,508         7,477         1,963        44,657        13,579
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED GAIN (LOSS):
  Investments Sold                    9,470         5,823         1,542        (3,145)          193            79            (1)
  Foreign Currency
    Transactions                     (2,072)           98        (1,527)           --            --            --            --
  Securities Sold Short               1,116            --            --            --            --            --            --
  Written Options                       673            --            --            --            --            --            --
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Net Realized Gain
      (Loss)                          9,187         5,921            15        (3,145)          193            79            (1)
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION):
  Investments Sold                   15,093        12,945         9,810         9,886         1,635            --            --
  Foreign Currency
    Translations                        197           180           381            --            --            --            --
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Net Change in
      Unrealized
      Appreciation
      (Depreciation)                 15,290        13,125        10,191         9,886         1,635            --            --
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
TOTAL NET REALIZED GAIN (LOSS)
  AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)        24,477        19,046        10,206         6,741         1,828            79            (1)
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
  Net Increase in Net Assets
    Resulting from Operations   $    49,497   $    31,254   $    16,714   $    14,218   $     3,791   $    44,736   $    13,578
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------   -----------

---------------
*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                  YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                        1994            1995
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                            $   2,652       $   2,074
  Net Realized Gain (Loss)                                             8,147          (1,123)
  Change in Unrealized Appreciation (Depreciation)                   (12,455)         15,675
                                                              --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                         (1,656)         16,626
                                                              --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                               (1,773)         (3,492)
  In Excess of Net Investment Income                                       -          (1,308)
  Net Realized Gain                                                   (4,419)        (12,502)
                                                              --------------  --------------
  Total Distributions                                                 (6,192)        (17,302)
                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                         169,994          88,081
  Distributions Reinvested                                             5,395          15,283
  Redeemed                                                          (135,418)       (115,002)
                                                              --------------  --------------
  Net Increase (Decrease) from Capital Share Transactions             39,971         (11,638)
                                                              --------------  --------------
  Total Increase (Decrease) in Net Assets                             32,123         (12,314)
NET ASSETS:
  Beginning of Period                                                150,854         182,977
                                                              --------------  --------------
  End of Period (2)                                                $ 182,977       $ 170,663
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                   14,259           7,883
  Shares Issued on Distributions Reinvested                              458           1,346
  Shares Redeemed                                                    (11,357)        (10,268)
                                                              --------------  --------------
  Net Increase (Decrease) in Capital Shares Outstanding                3,360          (1,039)
                                                              --------------  --------------
                                                              --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                             $      168,882  $      157,244
  Undistributed (Distributions in Excess of) Net Investment
   Income                                                              1,418          (7,782)
  Accumulated Net Realized Gain                                        7,989             838
  Unrealized Appreciation (Net of accrual for foreign tax of
   $4 on unrealized appreciation on investments at December
   31, 1995)                                                           4,688          20,363
                                                              --------------  --------------
                                                              $      182,977  $      170,663
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------
THE ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                        1994            1995
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                            $   1,397       $   2,796
  Net Realized Gain                                                   32,848          12,459
  Change in Unrealized Appreciation (Depreciation)                   (80,975)          7,852
                                                              --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                        (46,730)         23,107
                                                              --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                 (972)         (4,866)
  In Excess of Net Investment Income                                      --              (3)
  Net Realized Gain                                                   (5,840)        (40,469)
                                                              --------------  --------------
  Total Distributions                                                 (6,812)        (45,338)
                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                         213,200         472,587
  Distributions Reinvested                                             6,036          41,003
  Redeemed                                                          (175,924)       (453,381)
                                                              --------------  --------------
  Net Increase from Capital Share Transactions                        43,312          60,209
                                                              --------------  --------------
  Total Increase (Decrease) in Net Assets                            (10,230)         37,978
NET ASSETS:
  Beginning of Period                                                287,136         276,906
                                                              --------------  --------------
  End of Period (2)                                                $ 276,906       $ 314,884
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                    9,345          24,613
  Shares Issued on Distributions Reinvested                              233           2,138
  Shares Redeemed                                                     (7,685)        (23,439)
                                                              --------------  --------------
  Net Increase in Capital Shares Outstanding                           1,893           3,312
                                                              --------------  --------------
                                                              --------------  --------------
(2) Net Assets were Comprised of:
  Paid in Capital                                             $      207,594  $      268,221
  Undistributed (Distributions in Excess of) Net Investment
   Income                                                              1,886              (3)
  Accumulated Net Realized Gain                                       32,350           3,738
  Unrealized Appreciation                                             35,076          42,928
                                                              --------------  --------------
                                                              $      276,906  $      314,884
                                                              --------------  --------------
                                                              --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                  YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                        1994            1995
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                     $  (2,302)      $   5,513
  Net Realized Gain (Loss)                                            66,824         (34,234)
  Change in Unrealized Appreciation (Depreciation)                  (168,042)        (97,017)
                                                              --------------  --------------
  Net Decrease in Net Assets Resulting from Operations              (103,520)       (125,738)
                                                              --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                   --          (3,978)
  Net Realized Gain                                                  (37,393)        (66,711)
                                                              --------------  --------------
  Total Distributions                                                (37,393)        (70,689)
                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                         579,390         379,789
  Distributions Reinvested                                            35,730          67,401
  Redeemed                                                          (279,921)       (303,810)
                                                              --------------  --------------
  Net Increase from Capital Share Transactions                       335,199         143,380
                                                              --------------  --------------
  Total Increase (Decrease) in Net Assets                            194,286         (53,047)
NET ASSETS:
  Beginning of Period                                                735,352         929,638
                                                              --------------  --------------
  End of Period (2)                                                $ 929,638       $ 876,591
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                   32,685          27,709
  Shares Issued on Distributions Reinvested                            1,974           4,586
  Shares Redeemed                                                    (16,342)        (22,595)
                                                              --------------  --------------
  Net Increase in Capital Shares Outstanding                          18,317           9,700
                                                              --------------  --------------
                                                              --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                             $      818,267  $      962,160
  Accumulated Net Investment Loss/Undistributed Net
   Investment Income                                                    (785)            167
  Accumulated Net Realized Gain (Loss)                                65,253         (35,622)
  Unrealized Appreciation (Depreciation) (Net of accrual for
   India tax of $4,779 and $308, respectively on unrealized
   appreciation on investments.)                                      46,903         (50,114)
                                                              --------------  --------------
                                                              $      929,638  $      876,591
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------
THE EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                        1994            1995
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSSETS
OPERATIONS:
  Net Investment Income                                            $     159       $     714
  Net Realized Gain                                                    2,606             643
  Change in Unrealized Appreciation (Depreciation)                    (1,886)          3,042
                                                              --------------  --------------
  Net Increase in Net Assets Resulting from Operations                   879           4,399
                                                              --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                  (87)           (738)
  Net Realized Gain                                                     (251)         (3,017)
                                                              --------------  --------------
  Total Distributions                                                   (338)         (3,755)
                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                          39,425          56,209
  Distributions Reinvested                                               337           3,468
  Redeemed                                                           (25,350)        (18,372)
                                                              --------------  --------------
  Net Increase from Capital Share Transactions                        14,412          41,305
                                                              --------------  --------------
  Total Increase in Net Assets                                        14,953          41,949
NET ASSETS:
  Beginning of Period                                                 12,681          27,634
                                                              --------------  --------------
  End of Period (2)                                                $  27,634       $  69,583
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                    2,791           4,104
  Shares Issued on Distributions Reinvested                               27             264
  Shares Redeemed                                                     (1,818)         (1,350)
                                                              --------------  --------------
  Net Increase in Capital Shares Outstanding                           1,000           3,018
                                                              --------------  --------------
                                                              --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                             $       25,071  $       66,433
  Undistributed Net Investment Income                                     31              24
  Accumulated Net Realized Gain                                        2,731             283
  Unrealized Appreciation (Depreciation)                                (199)          2,843
                                                              --------------  --------------
                                                              $       27,634  $       69,583
                                                              --------------  --------------
                                                              --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                      YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                            1994            1995
                                                                           (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $     450       $     960
  Net Realized Gain                                                        1,493           5,807
  Change in Unrealized Appreciation (Depreciation)                        (1,816)          7,195
                                                                  --------------  --------------
  Net Increase in Net Assets Resulting from Operations                       127          13,962
                                                                  --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                     (170)         (1,202)
  Net Realized Gain                                                       (1,756)         (7,032)
                                                                  --------------  --------------
  Total Distributions                                                     (1,926)         (8,234)
                                                                  --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                              72,166          30,429
  Distributions Reinvested                                                 1,926           8,198
  Redeemed                                                               (13,276)        (31,615)
                                                                  --------------  --------------
  Net Increase from Capital Share Transactions                            60,816           7,012
                                                                  --------------  --------------
  Total Increase in Net Assets                                            59,017          12,740
NET ASSETS:
  Beginning of Period                                                     19,918          78,935
                                                                  --------------  --------------
  End of Period (2)                                                    $  78,935       $  91,675
                                                                  --------------  --------------
                                                                  --------------  --------------

------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                        5,281           2,175
  Shares Issued on Distributions Reinvested                                  154             583
  Shares Redeemed                                                           (982)         (2,239)
                                                                  --------------  --------------
  Net Increase in Capital Shares Outstanding                               4,453             519
                                                                  --------------  --------------
                                                                  --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                      $  75,435       $  82,447
  Undistributed Net Investment Income                                        373              --
  Accumulated Net Realized Gain                                            1,568             474
  Unrealized Appreciation                                                  1,559           8,754
                                                                  --------------  --------------
                                                                       $  78,935       $  91,675
                                                                  --------------  --------------
                                                                  --------------  --------------

--------------------------------------------------------------------------------
THE GOLD PORTFOLIO

--------------------------------------------------------------------------------

                                                                       PERIOD FROM
                                                                 FEBRUARY 1, 1994*      YEAR ENDED
                                                                   TO DECEMBER 31,    DECEMBER 31,
                                                                              1994            1995
                                                                             (000)           (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                           $      77       $     (57)
  Net Realized Gain                                                            971             876
  Change in Unrealized Appreciation (Depreciation)                          (2,809)          2,423
                                                                           -------  --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                               (1,761)          3,242
                                                                           -------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                        (38)            (37)
  Net Realized Gain                                                             --          (2,066)
                                                                           -------  --------------
  Total Distributions                                                          (38)         (2,103)
                                                                           -------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                40,892          21,820
  Distributions Reinvested                                                      32           1,913
  Redeemed                                                                  (8,882)        (47,706)
                                                                           -------  --------------
  Net Increase (Decrease) from Capital Share Transactions                   32,042         (23,973)
                                                                           -------  --------------
  Total Increase (Decrease) in Net Assets                                   30,243         (22,834)
NET ASSETS:
  Beginning of Period                                                           --          30,243
                                                                           -------  --------------
  End of Period (2)                                                      $  30,243       $   7,409
                                                                           -------  --------------
                                                                           -------  --------------

--------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                          4,264           2,403
  Shares Issued on Distributions Reinvested                                      3             222
  Shares Redeemed                                                             (954)         (5,071)
                                                                           -------  --------------
  Net Increase (Decrease) in Capital Shares Outstanding                      3,313          (2,446)
                                                                           -------  --------------
                                                                           -------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                        $  32,042       $   7,817
  Undistributed Net Investment Income                                           36              --
  Accumulated Net Realized Gain (Loss)                                         974             (22)
  Unrealized Depreciation                                                   (2,809)           (386)
                                                                           -------  --------------
                                                                         $  30,243       $   7,409
                                                                           -------  --------------
                                                                           -------  --------------
-----------------
*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                    YEAR ENDED    YEAR ENDED
                                                                  DECEMBER 31,  DECEMBER 31,
                                                                          1994          1995
                                                                         (000)         (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                           $     13,406  $     19,813
  Net Realized Gain                                                     64,532        88,470
  Change in Unrealized Appreciation (Depreciation)                      46,399        50,978
                                                                  ------------  ------------
  Net Increase in Net Assets Resulting from Operations                 124,337       159,261
                                                                  ------------  ------------
DISTRIBUTIONS:
  Net Investment Income                                                (11,956)       (5,969)
  Net Realized Gain                                                    (18,019)     (168,582)
                                                                  ------------  ------------
  Total Distributions                                                  (29,975)     (174,551)
                                                                  ------------  ------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                           330,843       276,622
  Distributions Reinvested                                              25,762       167,795
  Redeemed                                                             (93,242)     (135,367)
                                                                  ------------  ------------
  Net Increase from Capital Share Transactions                         263,363       309,050
                                                                  ------------  ------------
  Total Increase in Net Assets                                         357,725       293,760
NET ASSETS:
  Beginning of Period                                                  947,045     1,304,770
                                                                  ------------  ------------
  End of Period (2)                                               $  1,304,770  $  1,598,530
                                                                  ------------  ------------
                                                                  ------------  ------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                     22,148        18,165
  Shares issued on Distributions Reinvested                              1,872        11,272
  Shares Redeemed                                                       (6,156)       (8,961)
                                                                  ------------  ------------
  Net Increase in Capital Shares Outstanding                            17,864        20,476
                                                                  ------------  ------------
                                                                  ------------  ------------
(2) Net Assets were Comprised of:
  Paid in Capital                                                 $  1,001,514  $  1,310,630
  Undistributed Net Investment Income                                    7,083        13,219
  Accumulated Net Realized Gain (Loss)                                  70,335        (2,135)
  Unrealized Appreciation                                              225,838       276,816
                                                                  ------------  ------------
                                                                  $  1,304,770  $  1,598,530
                                                                  ------------  ------------
                                                                  ------------  ------------

--------------------------------------------------------------------------------
THE INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                                                      YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                            1994            1995
                                                                           (000)           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $   1,413       $   3,256
  Net Realized Gain (Loss)                                                (2,342)          7,677
  Change in Unrealized Appreciation (Depreciation)                        (5,180)         (6,811)
                                                                  --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                             (6,109)          4,122
                                                                  --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                      (96)         (2,947)
  Net Realized Gain                                                         (794)         (4,763)
                                                                  --------------  --------------
  Total Distributions                                                       (890)         (7,710)
                                                                  --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                             132,287          59,699
  Distributions Reinvested                                                   763           6,777
  Redeemed                                                               (18,784)        (24,320)
                                                                  --------------  --------------
  Net Increase from Capital Share Transactions                           114,266          42,156
                                                                  --------------  --------------
  Total Increase in Net Assets                                           107,267          38,568
NET ASSETS:
  Beginning of Period                                                     52,834         160,101
                                                                  --------------  --------------
  End of Period (2)                                                    $ 160,101       $ 198,669
                                                                  --------------  --------------
                                                                  --------------  --------------

------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                        8,068           3,865
  Shares Issued on Distributions Reinvested                                   52             453
  Shares Redeemed                                                         (1,164)         (1,584)
                                                                  --------------  --------------
  Net Increase in Capital Shares Outstanding                               6,956           2,734
                                                                  --------------  --------------
                                                                  --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                      $ 162,928       $ 205,084
  Undistributed Net Investment Income                                        703             715
  Accumulated Net Realized Gain (Loss)                                    (1,989)          1,222
  Unrealized Depreciation                                                 (1,541)         (8,352)
                                                                  --------------  --------------
                                                                       $ 160,101       $ 198,669
                                                                  --------------  --------------
                                                                  --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                      PERIOD FROM
                                                                        APRIL 25,
                                                                         1994* TO      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                          $     (31)      $      90
  Net Realized Loss                                                          (527)         (2,999)
  Change in Unrealized Appreciation (Depreciation)                           (215)          5,934
                                                                   --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (773)          3,025
                                                                   --------------  --------------
DISTRIBUTIONS:
  In Excess of Net Investment Income                                           --          (2,539)
                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               69,015         132,973
  Distributions Reinvested                                                     --           2,277
  Redeemed                                                                (17,910)        (66,790)
                                                                   --------------  --------------
  Net Increase from Capital Share Transactions                             51,105          68,460
                                                                   --------------  --------------
  Total Increase in Net Assets                                             50,332          68,946
NET ASSETS:
  Beginning of Period                                                          --          50,332
                                                                   --------------  --------------
  End of Period (2)                                                     $  50,332       $ 119,278
                                                                   --------------  --------------
                                                                   --------------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                         6,910          15,121
  Shares Issued on Distributions Reinvested                                    --             245
  Shares Redeemed                                                          (1,789)         (7,618)
                                                                   --------------  --------------
  Net Increase in Capital Shares Outstanding                                5,121           7,748
                                                                   --------------  --------------
                                                                   --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $  50,808       $ 119,268
  Accumulated Net Investment Loss/Distributions in Excess of Net
 Investment Income                                                           (261)         (2,710)
  Accumulated Net Realized Loss                                                --          (2,999)
  Unrealized Appreciation (Depreciation)                                     (215)          5,719
                                                                   --------------  --------------
                                                                        $  50,332       $ 119,278
                                                                   --------------  --------------
                                                                   --------------  --------------
-----------------
* Commencement of operations

--------------------------------------------------------------------------------
THE LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      PERIOD FROM
                                                                                      JANUARY 18,
                                                                                            1995*
                                                                                  TO DECEMBER 31,
                                                                                             1995
                                                                                            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                 $      82
  Net Realized Loss                                                                          (543)
  Change in Unrealized Appreciation                                                           208
                                                                                          -------
  Net Decrease in Net Assets Resulting from Operations                                       (253)
                                                                                          -------
DISTRIBUTIONS:
  Net Investment Income                                                                       (74)
  Return of Capital                                                                           (49)
                                                                                          -------
  Total Distributions                                                                        (123)
                                                                                          -------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                               21,860
  Distributions Reinvested                                                                    108
  Redeemed                                                                                 (6,216)
                                                                                          -------
  Net Increase from Capital Share Transactions                                             15,752
                                                                                          -------
  Total Increase in Net Assets                                                             15,376
NET ASSETS:
  Beginning of Period                                                                          --
                                                                                          -------
  End of Period (2)                                                                     $  15,376
                                                                                          -------
                                                                                          -------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                                         2,375
  Shares Issued on Distributions Reinvested                                                    12
  Shares Redeemed                                                                            (690)
                                                                                          -------
  Net Increase in Capital Shares Outstanding                                                1,697
                                                                                          -------
                                                                                          -------
(2) Net Assets were comprised of:
  Paid in Capital                                                                       $  15,698
  Accumulated Net Realized Loss                                                              (530)
  Unrealized Appreciation                                                                     208
                                                                                          -------
                                                                                        $  15,376
                                                                                          -------
                                                                                          -------
-----------------
*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                     PERIOD FROM
                                                                                  MARCH 8, 1995*
                                                                                 TO DECEMBER 31,
                                                                                            1995
                                                                                           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                $     266
  Net Realized Gain                                                                        4,041
  Change in Unrealized Appreciation                                                        1,860
                                                                                         -------
  Net Increase in Net Assets Resulting from Operations                                     6,167
                                                                                         -------
DISTRIBUTIONS:
  Net Investment Income                                                                     (268)
  Net Realized Gain                                                                       (3,617)
                                                                                         -------
  Total Distributions                                                                     (3,885)
                                                                                         -------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                              26,611
  Distributions Reinvested                                                                 3,556
  Redeemed                                                                                (3,901)
                                                                                         -------
  Net Increase from Capital Share Transactions                                            26,266
                                                                                         -------
  Total Increase in Net Assets                                                            28,548
NET ASSETS:
  Beginning of Period                                                                         --
                                                                                         -------
  End of Period (2)                                                                    $  28,548
                                                                                         -------
                                                                                         -------

------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                                        2,360
  Shares Issued on Distributions Reinvested                                                  293
  Shares Redeemed                                                                           (308)
                                                                                         -------
  Net Increase in Capital Shares Outstanding                                               2,345
                                                                                         -------
                                                                                         -------
(2) Net Assets were comprised of:
  Paid in Capital                                                                      $  26,266
  Accumulated Net Realized Gain                                                              422
  Unrealized Appreciation                                                                  1,860
                                                                                         -------
                                                                                       $  28,548
                                                                                         -------
                                                                                         -------
-----------------
*Commencement of operations.

--------------------------------------------------------------------------------
THE EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                       YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                   $    (673)      $  (1,009)
  Net Realized Gain                                                         1,331          11,225
  Change in Unrealized Appreciation (Depreciation)                           (891)         27,942
                                                                   --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (233)         38,158
                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               85,970         100,167
  Redeemed                                                                (71,689)       (136,616)
                                                                   --------------  --------------
  Net Increase (Decrease) from Capital Share Transactions                  14,281         (36,449)
                                                                   --------------  --------------
  Total Increase in Net Assets                                             14,048           1,709
NET ASSETS:
  Beginning of Period                                                     103,621         117,669
                                                                   --------------  --------------
  End of Period (2)                                                     $ 117,669       $ 119,378
                                                                   --------------  --------------
                                                                   --------------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                         5,433           5,737
  Shares Redeemed                                                          (4,522)         (7,483)
                                                                   --------------  --------------
  Net Increase (Decrease) in Capital Shares Outstanding                       911          (1,746)
                                                                   --------------  --------------
                                                                   --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $ 103,598       $  66,140
  Accumulated Net Realized Gain (Loss)                                    (10,925)            300
  Unrealized Appreciation                                                  24,996          52,938
                                                                   --------------  --------------
                                                                        $ 117,669       $ 119,378
                                                                   --------------  --------------
                                                                   --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                  YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                        1994            1995
                                                                       (000)           (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSSETS
OPERATIONS:
  Net Investment Income                                            $   1,293       $   2,169
  Net Realized Gain                                                    3,710          32,477
  Change in Unrealized Appreciation (Depreciation)                    (2,690)         15,685
                                                              --------------  --------------
  Net Increase in Net Assets Resulting from Operations                 2,313          50,331
                                                              --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                 (952)         (2,636)
  Net Realized Gain                                                   (2,220)        (26,092)
                                                              --------------  --------------
  Total Distributions                                                 (3,172)        (28,728)
                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                          47,456          78,470
  Distributions Reinvested                                             3,096          26,785
  Redeemed                                                           (26,223)        (66,005)
                                                              --------------  --------------
  Net Increase from Capital Share Transactions                        24,329          39,250
                                                              --------------  --------------
  Total Increase in Net Assets                                        23,470          60,853
NET ASSETS:
  Beginning of Period                                                 73,789          97,259
                                                              --------------  --------------
  End of Period (2)                                                $  97,259       $ 158,112
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                    3,964           5,794
  Shares Issued on Distributions Reinvested                              267           1,955
  Shares Redeemed                                                     (2,218)         (4,657)
                                                              --------------  --------------
  Net Increase in Capital Shares Outstanding                           2,013           3,092
                                                              --------------  --------------
                                                              --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                             $       92,584  $      131,834
  Undistributed Net Investment Income                                    461              --
  Accumulated Net Realized Gain                                        3,459           9,838
  Unrealized Appreciation                                                755          16,440
                                                              --------------  --------------
                                                              $       97,259  $      158,112
                                                              --------------  --------------
                                                              --------------  --------------

--------------------------------------------------------------------------------
THE SMALL CAP VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                       YEAR ENDED      YEAR ENDED
                                                                         DECEMBER    DECEMBER 31,
                                                                         31, 1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSSETS
OPERATIONS:
  Net Investment Income                                                 $     951       $   1,223
  Net Realized Gain                                                         1,484           1,546
  Change in Unrealized Appreciation (Depreciation)                         (1,598)          5,880
                                                                      -----------  --------------
  Net Increase in Net Assets Resulting from Operations                        837           8,649
                                                                      -----------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                      (831)         (1,519)
  Net Realized Gain                                                          (720)         (2,511)
                                                                      -----------  --------------
  Total Distributions                                                      (1,551)         (4,030)
                                                                      -----------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               25,447          18,293
  Distributions Reinvested                                                  1,464           3,611
  Redeemed                                                                (12,939)        (14,637)
                                                                      -----------  --------------
  Net Increase from Capital Share Transactions                             13,972           7,267
                                                                      -----------  --------------
  Total Increase in Net Assets                                             13,258          11,886
NET ASSETS:
  Beginning of Period                                                      26,775          40,033
                                                                      -----------  --------------
  End of Period (2)                                                     $  40,033       $  51,919
                                                                      -----------  --------------
                                                                      -----------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
   Shares Subscribed                                                        2,358           1,631
   Shares Issued on Distributions Reinvested                                  137             324
   Shares Redeemed                                                         (1,200)         (1,304)
                                                                      -----------  --------------
   Net Increase in Capital Shares Outstanding                               1,295             651
                                                                      -----------  --------------
                                                                      -----------  --------------
(2) Net Assets were comprised of:
   Paid in Capital                                                      $  39,194       $  46,460
   Undistributed Net Investment Income                                        281              --
   Accumulated Net Realized Gain                                            1,484             505
   Unrealized Appreciation (Depreciation)                                    (926)          4,954
                                                                      -----------  --------------
                                                                        $  40,033       $  51,919
                                                                      -----------  --------------
                                                                      -----------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                                                      PERIOD FROM
                                                                                     FEBRUARY 24,
                                                                                         1995* TO
                                                                                DECEMBER 31, 1995
                                                                                            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                 $   1,526
  Net Realized Gain                                                                         3,495
  Change in Unrealized Appreciation                                                         3,896
                                                                                          -------
  Net Increase in Net Assets Resulting from Operations                                      8,917
                                                                                          -------
DISTRIBUTIONS:
  Net Investment Income                                                                    (1,405)
  Net Realized Gain                                                                        (2,504)
                                                                                          -------
  Total Distributions                                                                      (3,909)
                                                                                          -------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                               67,651
  Distributions Reinvested                                                                  3,148
  Redeemed                                                                                 (6,298)
                                                                                          -------
  Net Increase from Capital Share Transactions                                             64,501
                                                                                          -------
  Total Increase in Net Assets                                                             69,509
NET ASSETS:
  Beginning of Period                                                                          --
                                                                                          -------
  End of Period (2)                                                                     $  69,509
                                                                                          -------
                                                                                          -------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                                         6,381
  Shares Issued on Distributions Reinvested                                                   279
  Shares Redeemed                                                                            (573)
                                                                                          -------
  Net Increase in Capital Shares Outstanding                                                6,087
                                                                                          -------
                                                                                          -------
(2) Net Assets were comprised of:
  Paid in Capital                                                                       $  64,501
  Undistributed Net Investment Income                                                         121
  Accumulated Net Realized Gain                                                               991
  Unrealized Appreciation                                                                   3,896
                                                                                          -------
                                                                                        $  69,509
                                                                                          -------
                                                                                          -------
-----------------
*Commencement of operations

--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                         YEAR ENDED      YEAR ENDED
                                                                       DECEMBER 31,    DECEMBER 31,
                                                                               1994            1995
                                                                              (000)           (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSSETS
OPERATIONS:
  Net Investment Income                                                   $   2,376       $   3,434
  Net Realized Gain                                                           2,378          10,276
  Change in Unrealized Appreciation (Depreciation)                           (6,089)         17,116
                                                                     --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (1,335)         30,826
                                                                     --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                      (2,189)         (4,042)
  Net Realized Gain                                                          (2,504)         (6,330)
                                                                     --------------  --------------
  Total Distributions                                                        (4,693)        (10,372)
                                                                     --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                 45,372          70,393
  Distributions Reinvested                                                    4,395           9,289
  Redeemed                                                                  (24,931)        (26,177)
                                                                     --------------  --------------
  Net Increase from Capital Share Transactions                               24,836          53,505
                                                                     --------------  --------------
  Total Increase in Net Assets                                               18,808          73,959

NET ASSETS:
  Beginning of Period                                                        54,598          73,406
                                                                     --------------  --------------
  End of Period (2)                                                       $  73,406       $ 147,365
                                                                     --------------  --------------
                                                                     --------------  --------------

---------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                           3,798           5,522
  Shares Issued on Distributions Reinvested                                     372             731
  Shares Redeemed                                                            (2,109)         (2,068)
                                                                     --------------  --------------
  Net Increase in Capital Shares Outstanding                                  2,061           4,185
                                                                     --------------  --------------
                                                                     --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                         $  72,751       $ 126,256
  Undistributed Net Investment Income                                           643               8
  Accumulated Net Realized Gain                                               2,307           6,280
  Unrealized Appreciation (Depreciation)                                     (2,295)         14,821
                                                                     --------------  --------------
                                                                          $  73,406       $ 147,365
                                                                     --------------  --------------
                                                                     --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                       YEAR ENDED       YEAR ENDED
                                                                     DECEMBER 31,     DECEMBER 31,
                                                                             1994             1995
                                                                            (000)            (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $     987        $     868
  Net Realized Gain                                                           496            1,158
  Change in Unrealized Appreciation (Depreciation)                         (1,998)           2,413
                                                                   --------------          -------
  Net Increase (Decrease) in Net Assets Resulting from Operations            (515)           4,439
                                                                   --------------          -------
DISTRIBUTIONS:
  Net Investment Income                                                    (1,257)          (1,080)
  Net Realized Gain                                                        (3,880)          (1,047)
                                                                   --------------          -------
  Total Distributions                                                      (5,137)          (2,127)
                                                                   --------------          -------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                4,396            3,530
  Distributions Reinvested                                                  4,725            1,695
  Redeemed                                                                (14,661)          (3,387)
                                                                   --------------          -------
  Net Increase (Decrease) from Capital Share Transactions                  (5,540)           1,838
                                                                   --------------          -------
  Total Increase (Decrease) in Net Assets                                 (11,192)           4,150
NET ASSETS:
  Beginning of Period                                                      29,684           18,492
                                                                   --------------          -------
  End of Period (2)                                                     $  18,492        $  22,642
                                                                   --------------          -------
                                                                   --------------          -------

--------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                           470              380
  Shares Issued on Distributions Reinvested                                   502              182
  Shares Redeemed                                                          (1,574)            (358)
                                                                   --------------          -------
  Net Increase (Decrease) in Capital Shares Outstanding                      (602)             204
                                                                   --------------          -------
                                                                   --------------          -------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $  18,279        $  20,117
  Undistributed Net Investment Income                                         214                2
  Accumulated Net Realized Gain                                               495              606
  Unrealized Appreciation (Depreciation)                                     (496)           1,917
                                                                   --------------          -------
                                                                        $  18,492        $  22,642
                                                                   --------------          -------
                                                                   --------------          -------

--------------------------------------------------------------------------------
THE EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                                      PERIOD FROM
                                                                      FEBRUARY 1,
                                                                            1994*      YEAR ENDED
                                                                  TO DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $   8,511       $  25,020
  Net Realized Gain (Loss)                                                 (2,516)          9,187
  Change in Unrealized Appreciation (Depreciation)                         (9,457)         15,290
                                                                         --------  --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                              (3,462)         49,497
                                                                         --------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                        --         (33,418)
  Net Realized Gain                                                            --          (7,508)
                                                                         --------  --------------
  Total Distributions                                                          --         (40,926)
                                                                         --------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                              190,661         147,278
  Distributions Reinvested                                                     --          29,155
  Redeemed                                                                (42,250)       (148,075)
                                                                         --------  --------------
  Net Increase from Capital Share Transactions                            148,411          28,358
                                                                         --------  --------------
  Total Increase in Net Assets                                            144,949          36,929
NET ASSETS:
  Beginning of Period                                                          --         144,949
                                                                         --------  --------------
  End of Period (2)                                                     $ 144,949       $ 181,878
                                                                         --------  --------------
                                                                         --------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                        21,753          18,475
  Shares issued on Distributions Reinvested                                    --           3,468
  Shares Redeemed                                                          (4,872)        (17,651)
                                                                         --------  --------------
  Net Increase in Capital Shares Outstanding                               16,881           4,292
                                                                         --------  --------------
                                                                         --------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $ 148,411       $ 176,769
  Undistributed (Distributions in Excess of) Net Investment
 Income                                                                     8,322          (1,501)
  Accumulated Net Realized Gain (Loss)                                     (2,327)            777
  Unrealized Appreciation (Depreciation)                                   (9,457)          5,833
                                                                         --------  --------------
                                                                        $ 144,949       $ 181,878
                                                                         --------  --------------
                                                                         --------  --------------
-----------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                       YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $  12,421       $  12,208
  Net Realized Gain (Loss)                                                (14,879)          5,921
  Change in Unrealized Appreciation (Depreciation)                         (5,219)         13,125
                                                                   --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          (7,677)         31,254
                                                                   --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                   (11,181)        (13,570)
  Net Realized Gain                                                        (8,092)             --
  In Excess of Net Realized Gain                                              (22)             --
                                                                   --------------  --------------
  Total Distributions                                                     (19,295)        (13,570)
                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               91,618          67,883
  Distributions Reinvested                                                 16,756          10,529
  Redeemed                                                               (112,739)       (139,900)
                                                                   --------------  --------------
  Net Decrease from Capital Share Transactions                             (4,365)        (61,488)
                                                                   --------------  --------------
  Total Decrease in Net Assets                                            (31,337)        (43,804)
NET ASSETS:
  Beginning of Period                                                     240,668         209,331
                                                                   --------------  --------------
  End of Period (2)                                                     $ 209,331       $ 165,527
                                                                   --------------  --------------
                                                                   --------------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscriptions                                                      9,049           6,668
  Shares Issued on Distributions Reinvested                                 1,625           1,022
  Shares Redeemed                                                         (11,150)        (13,696)
                                                                   --------------  --------------
  Net Decrease in Capital Shares Outstanding                                 (476)         (6,006)
                                                                   --------------  --------------
                                                                   --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $ 227,051       $ 165,563
  Undistributed Net Investment Income                                       1,274              10
  Accumulated Net Realized Loss                                           (14,154)         (8,331)
  Unrealized Appreciation (Depreciation)                                   (4,840)          8,285
                                                                   --------------  --------------
                                                                        $ 209,331       $ 165,527
                                                                   --------------  --------------
                                                                   --------------  --------------

--------------------------------------------------------------------------------
THE GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                       YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $   9,291       $   6,508
  Net Realized Gain (Loss)                                                 (9,075)             15
  Change in Unrealized Appreciation (Depreciation)                        (10,682)         10,191
                                                                   --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations         (10,466)         16,714
                                                                   --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                    (5,595)         (9,003)
  Net Realized Gain                                                        (4,564)             --
                                                                   --------------  --------------
  Total Distributions                                                     (10,159)         (9,003)
                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               96,510          36,622
  Distributions Reinvested                                                  9,111           7,887
  Redeemed                                                               (126,789)        (80,043)
                                                                   --------------  --------------
  Net Decrease from Capital Share Transactions                            (21,168)        (35,534)
                                                                   --------------  --------------
  Total Decrease in Net Assets                                            (41,793)        (27,823)
NET ASSETS:
  Beginning of Period                                                     172,468         130,675
                                                                   --------------  --------------
  End of Period (2)                                                     $ 130,675       $ 102,852
                                                                   --------------  --------------
                                                                   --------------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                         8,912           3,346
  Shares Issued on Distributions Reinvested                                   833             737
  Shares Redeemed                                                         (11,801)         (7,623)
                                                                   --------------  --------------
  Net Decrease in Capital Shares Outstanding                               (2,056)         (3,540)
                                                                   --------------  --------------
                                                                   --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $ 141,657       $ 106,123
  Undistributed Net Investment Income                                       1,613             309
  Accumulated Net Realized Loss                                            (5,933)         (7,109)
  Unrealized Appreciation (Depreciation)                                   (6,662)          3,529
                                                                   --------------  --------------
                                                                        $ 130,675       $ 102,852
                                                                   --------------  --------------
                                                                   --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                                       YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                             1994            1995
                                                                            (000)           (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $   9,341       $   7,477
  Net Realized Loss                                                        (1,581)         (3,145)
  Change in Unrealized Appreciation (Depreciation)                        (12,785)          9,886
                                                                   --------------  --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          (5,025)         14,218
                                                                   --------------  --------------
DISTRIBUTIONS:
  Net Investment Income                                                    (9,097)         (8,122)
  Net Realized Gain                                                        (1,413)             --
                                                                   --------------  --------------
  Total Distributions                                                     (10,510)         (8,122)
                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                               72,764          59,247
  Distributions Reinvested                                                  8,869           6,088
  Redeemed                                                                (43,375)       (106,409)
                                                                   --------------  --------------
  Net Increase (Decrease) from Capital Share Transactions                  38,258         (41,074)
                                                                   --------------  --------------
  Total Increase (Decrease) in Net Assets                                  22,723         (34,978)
NET ASSETS:
  Beginning of Period                                                      74,500          97,223
                                                                   --------------  --------------
  End of Period (2)                                                     $  97,223       $  62,245
                                                                   --------------  --------------
                                                                   --------------  --------------

-------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                         6,882           5,865
  Shares Issued on Distributions Reinvested                                   858             609
  Shares Redeemed                                                          (4,235)        (10,704)
                                                                   --------------  --------------
  Net Increase (Decrease) in Capital Shares Outstanding                     3,505          (4,230)
                                                                   --------------  --------------
                                                                   --------------  --------------
(2) Net Assets were comprised of:
  Paid in Capital                                                       $ 108,726       $  67,652
  Undistributed Net Investment Income                                         731              86
  Accumulated Net Realized Loss                                            (1,581)         (4,726)
  Unrealized Depreciation                                                 (10,653)           (767)
                                                                   --------------  --------------
                                                                        $  97,223       $  62,245
                                                                   --------------  --------------
                                                                   --------------  --------------

--------------------------------------------------------------------------------
THE MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                                     PERIOD FROM
                                                                                     JANUARY 18,
                                                                                           1995*
                                                                                 TO DECEMBER 31,
                                                                                            1995
                                                                                           (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                $   1,963
  Net Realized Gain                                                                          193
  Change in Unrealized Appreciation                                                        1,635
                                                                                        --------
  Net Increase in Net Assets Resulting from Operations                                     3,791
                                                                                        --------
DISTRIBUTIONS:
  Net Investment Income                                                                   (1,963)
  In Excess of Net Investment Income                                                         (15)
  Net Realized Gain                                                                         (193)
                                                                                        --------
  Total Distributions                                                                     (2,171)
                                                                                        --------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                                              61,800
  Distributions Reinvested                                                                 2,060
  Redeemed                                                                               (19,611)
                                                                                        --------
  Net Increase from Capital Share Transactions                                            44,249
                                                                                        --------
  Total Increase in Net Assets                                                            45,869
NET ASSETS:
  Beginning of Period                                                                         --
                                                                                        --------
  End of Period (2)                                                                    $  45,869
                                                                                        --------
                                                                                        --------

------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                                        6,134
  Shares Issued on Distributions Reinvested                                                  200
  Shares Redeemed                                                                         (1,912)
                                                                                        --------
  Net Increase in Capital Shares Outstanding                                               4,422
                                                                                        --------
                                                                                        --------
(2) Net Assets were comprised of:
  Paid in Capital                                                                      $  44,249
  Distributions in Excess of Net Investment Income                                           (15)
  Unrealized Appreciation                                                                  1,635
                                                                                        --------
                                                                                       $  45,869
                                                                                        --------
                                                                                        --------
-----------------
*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

THE MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                            1994           1995
                                                                           (000)          (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSSETS
OPERATIONS:
  Net Investment Income                                                $  26,880      $  44,657
  Net Realized Gain (Loss)                                                   (26)            79
                                                                   -------------  -------------
  Net Increase in Net Assets Resulting from Operations                    26,854         44,736
                                                                   -------------  -------------
DISTRIBUTIONS:
  Net Investment Income                                                  (26,888)       (44,657)
                                                                   -------------  -------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                           4,547,025      8,093,985
  Distributions Reinvested                                                24,451         41,765
  Redeemed                                                            (4,538,102)    (7,989,639)
                                                                   -------------  -------------
  Net Increase from Capital Share Transactions                            33,374        146,111
                                                                   -------------  -------------
  Total Increase in Net Assets                                            33,340        146,190
NET ASSETS:
  Beginning of Period                                                    657,163        690,503
                                                                   -------------  -------------
  End of Period (2)                                                    $ 690,503      $ 836,693
                                                                   -------------  -------------
                                                                   -------------  -------------

-----------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                    4,547,025      8,093,987
  Shares Issued on Distributions Reinvested                               24,451         41,765
  Shares Redeemed                                                     (4,538,102)    (7,989,639)
                                                                   -------------  -------------
  Net Increase in Capital Shares Outstanding                              33,374        146,113
                                                                   -------------  -------------
                                                                   -------------  -------------
(2) Net Assets were comprised of:
  Paid in Capital                                                      $ 690,595      $ 836,706
  Accumulated Net Realized Loss                                              (92)           (13)
                                                                   -------------  -------------
                                                                       $ 690,503      $ 836,693
                                                                   -------------  -------------
                                                                   -------------  -------------

--------------------------------------------------------------------------------
THE MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                            1994           1995
                                                                           (000)          (000)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $   8,186      $  13,579
  Net Realized Loss                                                           (6)            (1)
                                                                   -------------  -------------
  Net Increase in Net Assets Resulting from Operations                     8,180         13,578
                                                                   -------------  -------------
DISTRIBUTIONS:
  Net Investment Income                                                   (8,186)       (13,579)
                                                                   -------------  -------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                                           2,267,352      3,169,110
  Distributions Reinvested                                                 7,587         13,182
  Redeemed                                                            (2,182,013)    (3,090,216)
                                                                   -------------  -------------
  Net Increase from Capital Share Transactions                            92,926         92,076
                                                                   -------------  -------------
  Total Increase in Net Assets                                            92,920         92,075
NET ASSETS:
  Beginning of Period                                                    266,524        359,444
                                                                   -------------  -------------
  End of Period (2)                                                    $ 359,444      $ 451,519
                                                                   -------------  -------------
                                                                   -------------  -------------

-----------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
  Shares Subscribed                                                    2,267,352      3,169,110
  Shares Issued on Distributions Reinvested                                7,587         13,182
  Shares Redeemed                                                     (2,182,013)    (3,090,216)
                                                                   -------------  -------------
  Net Increase in Capital Shares Outstanding                              92,926         92,076
                                                                   -------------  -------------
                                                                   -------------  -------------
(2) Net Assets were comprised of:
  Paid in Capital                                                      $ 359,452      $ 451,528
  Accumulated Net Realized Loss                                               (8)            (9)
                                                                   -------------  -------------
                                                                       $ 359,444      $ 451,519
                                                                   -------------  -------------
                                                                   -------------  -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
    Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE ACTIVE COUNTRY ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                              PERIOD FROM
                                        JANUARY 17, 1992*       TWO MONTHS
                                                       TO            ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              OCTOBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     1992             1992             1993             1994             1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $            10.00     $      9.37      $       9.59     $      12.21     $      11.65
                                                   ------           -----            ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                          0.11            0.02              0.13             0.19             0.17
  Net Realized and Unrealized Gain
   (Loss) on Investments                            (0.74)           0.20              2.75            (0.25)            1.00
                                                   ------           -----            ------           ------           ------
    Total from Investment Operations                (0.63)           0.22              2.88            (0.06)            1.17
                                                   ------           -----            ------           ------           ------
DISTRIBUTIONS
  Net Investment Income                                --              --             (0.09)           (0.14)           (0.25)
  In Excess of Net Investment Income                   --              --             (0.08)              --            (0.10)
  Net Realized Gain                                    --              --                --            (0.36)           (0.84)
  In Excess of Net Realized Gain                       --              --             (0.09)              --               --
                                                   ------           -----            ------           ------           ------
    Total Distributions                                --              --             (0.26)           (0.50)           (1.19)
                                                   ------           -----            ------           ------           ------
NET ASSET VALUE, END OF PERIOD         $             9.37     $      9.59      $      12.21     $      11.65     $      11.63
                                                   ------           -----            ------           ------           ------
                                                   ------           -----            ------           ------           ------
TOTAL RETURN                                        (6.30)%          2.35%            30.72%           (0.52)%          10.57%
                                                   ------           -----            ------           ------           ------
                                                   ------           -----            ------           ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $47,534         $50,234          $150,854         $182,977         $170,663
Ratio of Expenses to Average Net
   Assets                                            0.88%**         0.80%**           0.80%            0.80%            0.80%
Ratio of Net Investment Income to
   Average Net Assets                                2.32%**         1.22%**           1.29%            1.43%            1.26%
Portfolio Turnover Rate                                62%              2%               53%              51%              72%

-----------------
(1) Effect of voluntary expense
   limitation during the period:
    Per share benefit to net
     investment income                 $             0.03     $      0.01      $       0.05     $       0.03     $       0.05
  Ratios before expense limitation:
    Expenses to Average Net Assets                   1.58%**         1.70%**           1.33%            1.00%            1.18%
    Net Investment Income to Average
     Net Assets                                      1.62%**         0.32%**           0.76%            1.23%            0.88%
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                     PERIOD FROM
                                         JULY 1,                      TWO MONTHS
                                        1991* TO      YEAR ENDED           ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     OCTOBER 31,     OCTOBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                            1991            1992            1992            1993            1994            1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $10.00     $       9.67    $      13.63    $      13.11    $      26.20    $      21.54
                                          -----           ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                0.03             0.14            0.01            0.10            0.11            0.18
  Net Realized and Unrealized Gain
   (Loss) on Investments                  (0.36)            3.86           (0.53)          13.38           (4.15)           1.11
                                          -----           ------          ------          ------          ------          ------
    Total from Investment
     Operations                           (0.33)            4.00           (0.52)          13.48           (4.04)           1.29
                                          -----           ------          ------          ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                      --            (0.04)             --           (0.01)          (0.09)          (0.34)
  In Excess of Net Investment
   Income                                    --               --              --           (0.13)             --           (0.00)+
  Net Realized Gain                          --               --              --           (0.12)          (0.53)          (3.01)
  In Excess of Net Realized Gain             --               --              --           (0.13)             --              --
                                          -----           ------          ------          ------          ------          ------
    Total Distributions                      --            (0.04)             --           (0.39)          (0.62)          (3.35)
                                          -----           ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD       $     9.67     $      13.63    $      13.11    $      26.20    $      21.54    $      19.48
                                          -----           ------          ------          ------          ------          ------
                                          -----           ------          ------          ------          ------          ------
TOTAL RETURN                              (3.30)%          41.50%          (3.82)%        105.71%         (15.81)%          6.87%
                                          -----           ------          ------          ------          ------          ------
                                          -----           ------          ------          ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                            $10,719          $41,017         $41,978        $287,136        $276,906        $314,884
Ratio of Expenses to Average Net
 Assets (1)                                1.00%**          1.00%           1.00%**         1.00%           1.00%           1.00%
Ratio of Net Investment Income to
 Average Net Assets (1)                    1.13%**          1.53%           0.61%**         0.83%           0.52%           0.97%
Portfolio Turnover Rate                       2%              33%             10%             18%             47%             42%

-----------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income               $     0.02     $       0.06    $       0.02    $       0.05    $       0.04    $       0.03
  Ratios before expense limitation:
    Expenses to Average Net Assets         2.52%**          1.63%           2.02%**         1.38%           1.20%           1.18%
    Net Investment Income (Loss) to
     Average
      Net Assets                          (0.39)%**         0.90%          (0.41)%**         0.45%          0.32%           0.79%
 *Commencement of operations.
**Annualized
 +Amount is less than $0.01 per
 share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
    Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                            PERIOD FROM
                                    SEPTEMBER 25, 1992*       TWO MONTHS
                                                     TO            ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                            OCTOBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                   1992             1992             1993             1994             1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $              10.00     $     10.11      $      10.22     $      19.00     $      16.30
                                                 ------          ------            ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)
   (1)                                               --              --             (0.01)           (0.04)            0.08
  Net Realized and Unrealized
   Gain (Loss) on Investments                      0.11            0.11              8.79            (1.69)           (2.05)
                                                 ------          ------            ------           ------           ------
    Total from Investment
     Operations                                    0.11            0.11              8.78            (1.73)           (1.97)
                                                 ------          ------            ------           ------           ------
DISTRIBUTIONS
  Net Investment income                              --              --                --               --            (0.06)
  Net Realized Gain                                  --              --                --            (0.97)           (1.13)
                                                 ------          ------            ------           ------           ------
    Total Distributions                              --              --                --            (0.97)           (1.19)
                                                 ------          ------            ------           ------           ------
NET ASSET VALUE, END OF PERIOD     $              10.11     $     10.22      $      19.00     $      16.30     $      13.14
                                                 ------          ------            ------           ------           ------
                                                 ------          ------            ------           ------           ------
TOTAL RETURN                                       1.10%           1.09%            85.91%           (9.63)%         (12.77)%
                                                 ------          ------            ------           ------           ------
                                                 ------          ------            ------           ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
   (Thousands)                                  $28,806         $74,219          $735,352         $929,638         $876,591
Ratio of Expenses to Average Net
   Assets (1)                                      1.75%**         1.75%**           1.75%            1.75%            1.72%
Ratio of Net Investment Income
   (Loss) to Average Net Assets
   (1)                                            (0.53)%**       (0.33)%**         (0.06)%          (0.26)%           0.60%
Portfolio Turnover Rate                               0%              2%               52%              32%              54%

-----------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income             $               0.02     $      0.00      $       0.01              N/A              N/A
  Ratios before expense
   limitation:
    Expenses to Average Net
     Assets                                        4.82%**         2.48%**           1.79%             N/A              N/A
    Net Investment Loss to
     Average Net Assets                           (3.60)%**       (1.06)%**         (0.10)%            N/A              N/A
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                               PERIOD FROM
                                                            APRIL 2, 1993*
                                                                        TO     YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,          DECEMBER 31,
                                                                      1993           1994                  1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $        10.00    $      12.91     $           13.94
                                                                   ------          ------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                          0.08            0.08                  0.14
  Net Realized and Unrealized Gain on Investments                    2.83            1.29                  1.37
                                                                   ------          ------                ------
    Total from Investment Operations                                 2.91            1.37                  1.51
                                                                   ------          ------                ------
DISTRIBUTIONS
  Net Investment Income                                                --           (0.09)                (0.15)
  Net Realized Gain                                                    --           (0.25)                (1.38)
                                                                   ------          ------                ------
    Total Distributions                                                --           (0.34)                (1.53)
                                                                   ------          ------                ------
NET ASSET VALUE, END OF PERIOD                             $        12.91    $      13.94     $           13.92
                                                                   ------          ------                ------
                                                                   ------          ------                ------
TOTAL RETURN                                                        29.10%          10.88%                11.85%
                                                                   ------          ------                ------
                                                                   ------          ------                ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $12,681         $27,634               $69,583
Ratio of Expenses to Average Net Assets (1)                          1.00%**         1.00%                 1.00%
Ratio of Net Investment Income to Average Net Assets (1)             1.23%**         0.87%                 1.37%
Portfolio Turnover Rate                                                15%             79%                   13%

-----------------
(1) Effect of voluntary expense limitation during the
   period:
    Per share benefit to net investment income             $         0.09    $       0.06     $            0.03
  Ratios before expense limitation:
    Expenses to Average Net Assets                                   2.43%**         1.62%                 1.25%
    Net Investment Income (Loss) to Average Net Assets              (0.21)%**         0.25%                1.12%
 *Commencement of operations.
**Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                         PERIOD FROM       TWO MONTHS
                                      JULY 15, 1992*            ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                      TO OCTOBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                1992             1992             1993             1994             1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $         10.00    $        9.35    $        9.75    $       13.87    $       13.40
                                             -------            -----    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.02             0.01             0.08             0.08             0.18
  Net Realized and Unrealized Gain
   (Loss) on Investments                       (0.67)            0.39             4.18             0.79             2.26
                                             -------            -----    -------------    -------------    -------------
    Total from Investment
     Operations                                (0.65)            0.40             4.26             0.87             2.44
                                             -------            -----    -------------    -------------    -------------
DISTRIBUTIONS
  Net Investment Income                           --               --            (0.02)           (0.12)           (0.22)
  In Excess of Net Investment
   Income                                         --               --            (0.03)              --               --
  Net Realized Gain                               --               --            (0.09)           (1.22)           (1.31)
                                             -------            -----    -------------    -------------    -------------
    Total Distributions                           --               --            (0.14)           (1.34)           (1.53)
                                             -------            -----    -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD       $          9.35    $        9.75    $       13.87    $       13.40    $       14.31
                                             -------            -----    -------------    -------------    -------------
                                             -------            -----    -------------    -------------    -------------
TOTAL RETURN                                   (6.50)%           4.28%           44.24%            6.95%           18.66%
                                             -------            -----    -------------    -------------    -------------
                                             -------            -----    -------------    -------------    -------------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                                 $11,257          $11,739          $19,918          $78,935          $91,675
Ratio of Expenses to Average Net
 Assets (1)                                     1.00%**          1.00%**          1.00%            1.00%            1.00%
Ratio of Net Investment Income to
 Average Net Assets (1)                         1.00%**          0.69%**          0.84%            0.87%            1.17%
Portfolio Turnover Rate                           10%               5%              42%              12%              28%

-----------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income               $          0.08           $ 0.02    $        0.01    $        0.02    $        0.02
  Ratios before expense limitation:
    Expenses to Average Net Assets              5.22%**          2.49%**          1.66%            1.24%            1.13%
    Net Investment Income (Loss) to
     Average Net Assets                        (3.22)%**         (0.80)%**          0.18%          0.63%            1.04%
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE GOLD PORTFOLIO

--------------------------------------------------------------------------------

                                                     PERIOD FROM
                                               FEBRUARY 1, 1994*              YEAR ENDED
                                                 TO DECEMBER 31,            DECEMBER 31,
                                                            1994                    1995
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00   $                9.13
                                                         -------                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                          0.03                   (0.07)
  Net Realized and Unrealized Gain
   (Loss) on Investments                                   (0.88)                   1.22
                                                         -------                 -------
    Total from Investment Operations                       (0.85)                   1.15
                                                         -------                 -------
DISTRIBUTIONS
  Net Investment Income                                    (0.02)                  (0.01)
  Net Realized Gain                                           --                   (1.72)
                                                         -------                 -------
    Total Distributions                                    (0.02)                  (1.73)
                                                         -------                 -------
NET ASSET VALUE, END OF PERIOD                             $9.13                   $8.55
                                                         -------                 -------
                                                         -------                 -------
TOTAL RETURN                                               (8.49)%                 13.21%
                                                         -------                 -------
                                                         -------                 -------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $30,243                  $7,409
Ratio of Expenses to Average Net Assets
 (1)                                                        1.25%**                  1.25%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)                                     0.41%**                 (0.31)%
Portfolio Turnover Rate                                       56%                     47%

-----------------
(1) Effect of voluntary expense
 limitation during the period:
    Per share benefit to net investment
     income                               $                 0.04   $                0.11
  Ratios before expense limitation:
    Expenses to Average Net Assets                          1.72%**                  1.76%
    Net Investment Loss to Average Net
     Assets                                                (0.06)%**                 (0.82)%
 *Commencement of operations.
**Annualized

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  TWO MONTHS
                                                                       ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      YEAR ENDED    YEAR ENDED      DECEMBER     DECEMBER     DECEMBER     DECEMBER
                                     OCTOBER 31,   OCTOBER 31,           31,          31,          31,          31,
                                            1991          1992          1992         1993         1994         1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $     10.05   $     10.52   $     9.83    $     9.98   $    14.09   $    15.34
                                     -----------   -----------   -----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.12          0.12         0.01          0.15         0.16         0.16
  Net Realized and Unrealized Gain
   (Loss) on Investments                    0.58         (0.59)        0.14          4.36         1.54         1.55
                                     -----------   -----------   -----------   ----------   ----------   ----------
    Total from Investment
     Operations                             0.70         (0.47)        0.15          4.51         1.70         1.71
                                     -----------   -----------   -----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                    (0.15)        (0.17)          --         (0.01)       (0.18)       (0.06)
  In Excess of Net Investment
   Income                                     --            --           --         (0.13)          --           --
  Net Realized Gain                        (0.08)        (0.05)          --         (0.26)       (0.27)       (1.84)
                                     -----------   -----------   -----------   ----------   ----------   ----------
    Total Distributions                    (0.23)        (0.22)          --         (0.40)       (0.45)       (1.90)
                                     -----------   -----------   -----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD       $     10.52   $      9.83   $     9.98    $    14.09   $    15.34   $    15.15
                                     -----------   -----------   -----------   ----------   ----------   ----------
                                     -----------   -----------   -----------   ----------   ----------   ----------
TOTAL RETURN                                7.17%        (4.56)%       1.53%        46.50%       12.39%       11.77%
                                     -----------   -----------   -----------   ----------   ----------   ----------
                                     -----------   -----------   -----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                            $283,776      $486,836     $510,727      $947,045   $1,304,770   $1,598,530
Ratio of Expenses to Average Net
 Assets (1)                                 1.00%         1.00%        1.00%**       1.00%        1.00%        1.00%
Ratio of Net Investment Income to
 Average Net Assets (1)                     2.27%         1.46%        0.68%**       1.25%        1.12%        1.38%
Portfolio Turnover Rate                       22%           12%           5%           23%          16%          27%

-----------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income               $      0.01   $      0.00   $     0.00    $     0.01       $0.004       $0.003
  Ratios before expense limitation:
    Expenses to Average Net Assets          1.09%         1.02%        1.14%**       1.06%        1.03%        1.03%
    Net Investment Income to
     Average Net Assets                     2.18%         1.44%        0.54%**       1.19%        1.09%        1.35%
**Annualized

--------------------------------------------------------------------------------
THE INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                              PERIOD FROM
                                       DECEMBER 15, 1992*         YEAR ENDED         YEAR ENDED               YEAR ENDED
                                          TO DECEMBER 31,       DECEMBER 31,       DECEMBER 31,             DECEMBER 31,
                                                     1992             1993++               1994                     1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $              10.00     $        10.09     $        14.64     $              15.15
                                                   ------             ------             ------                   ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                          0.01               0.09               0.14                     0.24
  Net Realized and Unrealized Gain
   on Investments (2)                                0.08               4.48               0.62                     0.15
                                                   ------             ------             ------                   ------
    Total from Investment
     Operations                                      0.09               4.57               0.76                     0.39
                                                   ------             ------             ------                   ------
DISTRIBUTIONS
  Net Investment Income                                --               0.00              (0.03)                   (0.23)
  In Excess of Net Investment
   Income                                              --              (0.02)                --                       --
  Net Realized Gain                                    --                 --              (0.22)                   (0.37)
                                                   ------             ------             ------                   ------
    Total Distributions                                --              (0.02)             (0.25)                   (0.60)
                                                   ------             ------             ------                   ------
NET ASSET VALUE, END OF PERIOD       $              10.09     $        14.64     $        15.15     $              14.94
                                                   ------             ------             ------                   ------
                                                   ------             ------             ------                   ------
TOTAL RETURN                                         0.90%             45.34%              5.25%                    2.60%
                                                   ------             ------             ------                   ------
                                                   ------             ------             ------                   ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                                       $3,824            $52,834           $160,101                 $198,669
Ratio of Expenses to Average Net
 Assets (1)                                          1.15%**            1.15%              1.15%                    1.15%
Ratio of Net Investment Income to
 Average Net Assets (1)                              1.37%**            0.66%              1.18%                    1.72%
Portfolio Turnover Rate                                 0%                14%                 8%                      24%

-----------------
(1) Effect of voluntary expense
 limitation during the period:
    Per share benefit to net
     investment income               $               0.16     $         0.10     $         0.02     $               0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets                  21.67%**            1.86%              1.29%                    1.24%
    Net Investment Income (Loss) to
     Average Net Assets                            (19.15)%**          (0.05)%             1.04%                    1.63%
(2) Includes a 1% transaction fee on purchases and redemptions of capital shares.
++Per share amounts for the year ended December 31, 1993 are based on average outstanding shares.
 *Commencement of operations.
**Annualized

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                       PERIOD FROM
                                                                                   APRIL 25, 1994*         YEAR ENDED
                                                                                   TO DECEMBER 31,       DECEMBER 31,
                                                                                              1994               1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $          10.00   $           9.83
                                                                                            ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                                           (0.01)              0.04
  Net Realized and Unrealized Loss on Investments++                                          (0.16)             (0.40)
                                                                                            ------             ------
    Total from Investment Operations                                                         (0.17)             (0.36)
                                                                                            ------             ------
DISTRIBUTIONS
  In Excess of Net Investment Income                                                            --              (0.20)
                                                                                            ------             ------
NET ASSET VALUE, END OF PERIOD                                                    $           9.83   $           9.27
                                                                                            ------             ------
                                                                                            ------             ------
TOTAL RETURN                                                                                 (1.70)%            (3.64)%
                                                                                            ------             ------
                                                                                            ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                      $50,332           $119,278
Ratio of Expenses to Average Net Assets (1)                                                   1.00%**             1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)                              (0.10)%**             0.15%
Portfolio Turnover Rate                                                                          1%                52%

---------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                                    $           0.02   $           0.06
  Ratios before expense limitation:
    Expenses to Average Net Assets                                                            1.27%**             1.20%
    Net Investment Loss to Average Net Assets                                                (0.37)%**            (0.05)%
 *Commencement of operations.
**Annualized
++The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not accord with aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the
  Portfolio.

--------------------------------------------------------------------------------
THE LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                            PERIOD FROM
                                                                                                            JANUARY 18,
                                                                                                                  1995*
                                                                                                        TO DECEMBER 31,
                                                                                                                   1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $          10.00
                                                                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                                                        0.05
  Net Realized and Unrealized Loss on Investments                                                                 (0.92)
                                                                                                                 ------
    Total from Investment Operations                                                                              (0.87)
                                                                                                                 ------
DISTRIBUTIONS
  Net Investment Income                                                                                           (0.04)
  Return of Capital                                                                                               (0.03)
                                                                                                                 ------
    Total Distributions                                                                                           (0.07)
                                                                                                                 ------
NET ASSET VALUE, END OF PERIOD                                                                         $           9.06
                                                                                                                 ------
                                                                                                                 ------
TOTAL RETURN                                                                                                      (8.68)%
                                                                                                                 ------
                                                                                                                 ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                                           $15,376
Ratio of Expenses to Average Net Assets (1)                                                                        1.70%**
Ratio of Net Investment Income to Average Net Assets (1)                                                           0.62%**
Portfolio Turnover Rate                                                                                             137%

---------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                                                         $           0.09
  Ratios before expense limitation:
    Expenses to Average Net Assets                                                                                 3.13%**
    Net Investment Loss to Average Net Assets                                                                     (0.48)%**
  *Commencement of operations.
 **Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                         PERIOD FROM
                                                      MARCH 8, 1995*
                                                                  TO
                                                        DECEMBER 31,
                                                                1995
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $          10.00
                                                              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                     0.15
  Net Realized and Unrealized Gain on Investments               3.95
                                                              ------
    Total from Investment Operations                            4.10
                                                              ------
DISTRIBUTIONS
  Net Investment Income                                        (0.15)
  Net Realized Gain                                            (1.78)
                                                              ------
    Total Distributions                                        (1.93)
                                                              ------
NET ASSET VALUE, END OF PERIOD                      $          12.17
                                                              ------
                                                              ------
TOTAL RETURN                                                   41.25%
                                                              ------
                                                              ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                        $28,548
Ratio of Expenses to Average Net Assets (1)                     1.00%**
Ratio of Net Investment Income to Average Net
 Assets (1)                                                     1.64%**
Portfolio Turnover Rate                                          309%

---------------
(1) Effect of voluntary expense limitation during
   the period:
    Per share benefit to net investment income      $           0.06
  Ratios before expense limitation:
    Expenses to Average Net Assets                              1.59%**
    Net Investment Income to Average Net Assets                 1.05%**
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                            TWO MONTHS
                             YEAR ENDED     YEAR ENDED           ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                            OCTOBER 31,    OCTOBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                 1991++           1992            1992            1993           1994           1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $       9.03   $      16.18    $      14.97    $      16.22   $      16.22   $      16.12
                                 ------         ------          ------          ------         ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss (1)            --          (0.09)          (0.01)          (0.11)         (0.09)         (0.18)
  Net Realized and
   Unrealized Gain (Loss)
   on Investments                  7.19          (1.12)           1.26            0.11          (0.01)          5.55
                                 ------         ------          ------          ------         ------         ------
    Total from Investment
     Operations                    7.19          (1.21)           1.25            0.00          (0.10)          5.37
                                 ------         ------          ------          ------         ------         ------
DISTRIBUTIONS
  Net Investment Income           (0.04)            --              --              --             --             --
                                 ------         ------          ------          ------         ------         ------
NET ASSET VALUE, END OF
 PERIOD                    $      16.18   $      14.97    $      16.22    $      16.22   $      16.12   $      21.49
                                 ------         ------          ------          ------         ------         ------
                                 ------         ------          ------          ------         ------         ------
TOTAL RETURN                      79.84%         (7.48)%          8.35%           0.00%         (0.62)%        33.31%
                                 ------         ------          ------          ------         ------         ------
                                 ------         ------          ------          ------         ------         ------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)                    $54,364        $80,156         $94,161        $103,621       $117,669       $119,378
Ratio of Expenses to
 Average Net Assets (1)            1.25%          1.25%           1.25%**         1.25%          1.25%          1.25%
Ratio of Net Investment
 Loss to
 Average Net Assets (1)            0.00%         (0.66)%         (0.68)%**        (0.77)%        (0.61)%        (0.76)%
Portfolio Turnover Rate               2%            17%              1%             25%            24%            25%

---------------
(1) Effect of voluntary
   expense limitation
   during the period:
    Per share benefit to
     net investment loss   $       0.02   $       0.01    $       0.00    $       0.01   $      0.002   $      0.003
  Ratios before expense
   limitation:
    Expenses to Average
     Net Assets                    1.39%          1.29%           1.36%**         1.31%          1.26%          1.26%
    Net Investment Loss
     to Average Net
     Assets                       (0.14)%        (0.71)%         (0.79)%**        (0.83)%        (0.62)%        (0.77)%
++Per share amounts for the year ended October 31, 1991 are based on average outstanding shares.
**Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                     PERIOD FROM
                                        APRIL 2,
                                           1991*                   TWO MONTHS                                  YEAR ENDED
                                      TO OCTOBER    YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED      DECEMBER
                                             31,   OCTOBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           31,
                                            1991          1992           1992           1993           1994          1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $     10.00   $     10.66   $      11.44   $      11.88   $      12.14   $     12.02
                                     -----------   -----------         ------         ------         ------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.05          0.16           0.03           0.22           0.17          0.22
  Net Realized and Unrealized Gain
   on Investments                           0.61          0.82           0.41           0.28           0.21          4.93
                                     -----------   -----------         ------         ------         ------   -----------
    Total from Investment
     Operations                             0.66          0.98           0.44           0.50           0.38          5.15
                                     -----------   -----------         ------         ------         ------   -----------
DISTRIBUTIONS
  Net Investment Income                       --         (0.20)            --          (0.23)         (0.13)        (0.28)
  In Excess of Net Investment
   Income                                     --            --             --          (0.01)            --            --
  Net Realized Gain                           --            --             --             --          (0.37)        (2.75)
                                     -----------   -----------         ------         ------         ------   -----------
    Total Distributions                       --         (0.20)            --          (0.24)         (0.50)        (3.03)
                                     -----------   -----------         ------         ------         ------   -----------
NET ASSET VALUE, END OF PERIOD       $     10.66   $     11.44   $      11.88   $      12.14   $      12.02   $     14.14
                                     -----------   -----------         ------         ------         ------   -----------
                                     -----------   -----------         ------         ------         ------   -----------
TOTAL RETURN                                6.60%         9.26%          3.85%          4.33%          3.26%        45.02%
                                     -----------   -----------         ------         ------         ------   -----------
                                     -----------   -----------         ------         ------         ------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                             $18,139       $36,558        $45,985        $73,789        $97,259      $158,112
Ratio of Expenses to Average Net
 Assets (1)                                 0.80%**        0.80%         0.80%**         0.80%         0.80%         0.80%
Ratio of Net Investment Income to
 Average Net Assets (1)                     2.34%**        1.73%         1.93%**         1.59%         1.44%         1.57%
Portfolio Turnover Rate                        3%           38%             1%           172%           146%          186%

---------------
(1) Effect of voluntary expense
    limitation during the period:
    Per share benefit to net
  investment
      income                         $      0.03   $      0.02   $       0.01   $       0.02   $       0.01   $      0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets          1.37%**        1.01%         1.11%**         0.93%         0.89%         0.88%
    Net Investment Income to
  Average
      Net Assets                            1.77%**        1.52%         1.62%**         1.46%         1.35%         1.49%
 *Commencement of operations.
 **Annualized

--------------------------------------------------------------------------------
THE SMALL CAP VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                    PERIOD FROM
                                                   DECEMBER 17,
                                                          1992*
                                                    TO DECEMBER     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           1992           1993           1994           1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.00   $      10.14   $      11.10   $      10.80
                                                         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                0.01           0.24           0.28           0.30
  Net Realized and Unrealized Gain (Loss) on
   Investments                                             0.13           0.90          (0.01)          1.82
                                                         ------         ------         ------         ------
    Total from Investment Operations                       0.14           1.14           0.27           2.12
                                                         ------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income                                      --          (0.18)         (0.27)         (0.38)
  Net Realized Gain                                          --             --          (0.30)         (0.63)
                                                         ------         ------         ------         ------
    Total Distributions                                      --          (0.18)         (0.57)         (1.01)
                                                         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                     $      10.14   $      11.10   $      10.80   $      11.91
                                                         ------         ------         ------         ------
                                                         ------         ------         ------         ------
TOTAL RETURN                                               1.40%         11.33%          2.53%         20.63%
                                                         ------         ------         ------         ------
                                                         ------         ------         ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $5,974        $26,775        $40,033        $51,919
Ratio of Expenses to Average Net Assets (1)                1.00%**         1.00%         1.00%          1.00%
Ratio of Net Investment Income to Average Net
 Assets (1)                                                1.64%**         2.56%         2.67%          2.60%
Portfolio Turnover Rate                                       0%            29%            22%            36%

---------------
(1) Effect of voluntary expense limitation during
 the period:
    Per share benefit to net investment income     $       0.13   $       0.06   $       0.03   $       0.02
  Ratios before expense limitation:
    Expenses to Average Net Assets                        23.14%**         1.68%         1.26%          1.21%
    Net Investment Income (Loss) to Average Net
   Assets                                                (20.50)%**         1.88%         2.41%         2.39%
 *Commencement of operations.
 **Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                             PERIOD FROM
                                                      FEBRUARY 24, 1995*
                                                    TO DECEMBER 31, 1995
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $              10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                         0.26
  Net Realized and Unrealized Gain on Investments                   1.84
                                                                  ------
    Total from Investment Operations                                2.10
                                                                  ------
DISTRIBUTIONS
  Net Investment Income                                            (0.24)
  Net Realized Gain                                                (0.44)
                                                                  ------
    Total Distributions                                            (0.68)
                                                                  ------
NET ASSETS, END OF PERIOD                                         $11.42
                                                                  ------
                                                                  ------
TOTAL RETURN                                                       21.07%
                                                                  ------
                                                                  ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $69,509
Ratio of Expenses to Average Net Assets (1)                         1.00%**
Ratio of Net Investment Income to Average Net
 Assets (1)                                                         4.04%**
Portfolio Turnover Rate                                              158%

---------------
(1) Effect of voluntary expense limitation during
 the period:
    Per share benefit to net investment income      $               0.02
  Ratios before expense limitation:
    Expenses to Average Net Assets                                  1.33%**
    Net Investment Income to Average Net Assets                     3.71%**
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                          TWO MONTHS
                            YEAR ENDED     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           OCTOBER 31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  1991           1992           1992           1993           1994           1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $      8.59    $      10.24   $      10.71   $      11.31   $      12.63   $      11.50
                               ------          ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)                           0.46            0.38           0.08           0.37           0.40           0.38
  Net Realized and
   Unrealized Gain (Loss)
   on Investments                1.67            0.48           0.52           1.31          (0.55)          3.30
                               ------          ------         ------         ------         ------         ------
    Total from Investment
     Operations                  2.13            0.86           0.60           1.68          (0.15)          3.68
                               ------          ------         ------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income         (0.48)          (0.39)            --          (0.36)         (0.40)         (0.47)
  Net Realized Gain                --              --             --             --          (0.58)         (0.77)
                               ------          ------         ------         ------         ------         ------
    Total Distributions         (0.48)          (0.39)            --          (0.36)         (0.98)         (1.24)
                               ------          ------         ------         ------         ------         ------
NET ASSET VALUE, END OF
 PERIOD                   $     10.24    $      10.71   $      11.31   $      12.63   $      11.50   $      13.94
                               ------          ------         ------         ------         ------         ------
                               ------          ------         ------         ------         ------         ------
TOTAL RETURN                    25.34%           8.51%          5.60%         15.14%         (1.29)%        33.69%
                               ------          ------         ------         ------         ------         ------
                               ------          ------         ------         ------         ------         ------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)                  $16,304         $25,013        $27,541        $54,598        $73,406       $147,365
Ratio of Expenses to
 Average Net Assets (1)          0.70%           0.70%          0.70%**         0.70%         0.70%          0.70%
Ratio of Net Investment
 Income to Average Net
 Assets (1)                      4.57%           3.72%          4.41%**         3.23%         3.37%          3.01%
Portfolio Turnover Rate            90%             56%             9%            51%            33%            43%

---------------
(1) Effect of voluntary
expense
    limitation during the
period:
    Per share benefit to
    net investment income $      0.02    $       0.01   $       0.01   $       0.03   $       0.01   $       0.01
  Ratios before expense
 limitation:
    Expenses to Average
   Net Assets                    0.87%           0.84%          1.20%**         0.95%         0.80%          0.77%
    Net Investment Income
  to
      Average Net Assets         4.40%           3.58%          3.91%**         2.98%         3.27%          2.94%
 **Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                         TWO MONTHS
                             YEAR ENDED    YEAR ENDED         ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            OCTOBER 31,   OCTOBER 31,      DECEMBER   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1991          1992      31, 1992           1993           1994           1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $       9.62   $     10.61   $     11.00   $      11.31   $      11.13   $       8.96
                                 ------   -----------   -----------         ------         ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)                             0.59          0.58          0.10           0.44           0.42           0.39
  Net Realized and
   Unrealized Gain (Loss)
   on Investments                  1.03          0.42          0.21           0.79          (0.64)          1.62
                                 ------   -----------   -----------         ------         ------         ------
    Total from Investment
     Operations                    1.62          1.00          0.31           1.23          (0.22)          2.01
                                 ------   -----------   -----------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income           (0.63)        (0.58)           --          (0.41)         (0.49)         (0.50)
  In Excess of Net
   Investment Income                 --            --            --          (0.08)            --             --
  Net Realized Gain                  --         (0.03)           --          (0.06)         (1.46)         (0.49)
  In Excess of Net
   Realized Gain                     --            --            --          (0.86)            --             --
                                 ------   -----------   -----------         ------         ------         ------
    Total Distributions           (0.63)        (0.61)           --          (1.41)         (1.95)         (0.99)
                                 ------   -----------   -----------         ------         ------         ------
NET ASSET VALUE, END OF
 PERIOD                    $      10.61   $     11.00   $     11.31   $      11.13   $       8.96   $       9.98
                                 ------   -----------   -----------         ------         ------         ------
                                 ------   -----------   -----------         ------         ------         ------
TOTAL RETURN                      17.31%         9.57%         2.82%         12.09%         (2.32)%        23.63%
                                 ------   -----------   -----------         ------         ------         ------
                                 ------   -----------   -----------         ------         ------         ------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)                    $51,334       $40,332       $39,984        $29,684        $18,492        $22,642
Ratio of Expenses to
 Average Net Assets (1)            0.70%         0.70%         0.70%**         0.70%         0.70%          0.70%
Ratio of Net Investment
 Income to Average
 Net Assets (1)                    5.99%         5.21%         5.29%**         3.88%         4.13%          4.10%
Portfolio Turnover Rate              67%           40%            4%           136%            44%            26%

---------------
(1) Effect of voluntary
expense limitation
    during the period:
    Per share benefit to
     net investment
     income                $       0.01   $      0.01   $      0.01   $       0.04   $       0.03   $       0.03
  Ratios before expense
 limitation:
    Expenses to Average
     Net Assets                    0.78%         0.79%         1.00%**         1.02%         0.95%          1.02%
    Net Investment Income
     to Average Net
     Assets                        5.91%         5.12%         4.99%**         3.56%         3.88%          3.78%
 **Annualized

--------------------------------------------------------------------------------
THE EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                        PERIOD FROM
                                                                                        FEBRUARY 1,
                                                                                              1994*         YEAR ENDED
                                                                                    TO DECEMBER 31,       DECEMBER 31,
                                                                                               1994               1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $          10.00   $           8.59
                                                                                             ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                                        0.50               1.36
  Net Realized and Unrealized Gain (Loss) on Investments                                      (1.91)              0.91
                                                                                             ------             ------
    Total from Investment Operations                                                          (1.41)              2.27
                                                                                             ------             ------
DISTRIBUTIONS
  Net Investment Income                                                                          --              (1.86)
  Net Realized Gain                                                                              --              (0.41)
                                                                                             ------             ------
    Total Distributions                                                                          --              (2.27)
                                                                                             ------             ------
NET ASSET VALUE, END OF PERIOD                                                     $           8.59   $           8.59
                                                                                             ------             ------
                                                                                             ------             ------
TOTAL RETURN                                                                                 (14.10)%            28.23%
                                                                                             ------             ------
                                                                                             ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                      $144,949           $181,878
Ratio of Expenses to Average Net Assets                                                        1.49%**             1.75%
Ratio of Net Investment Income to Average Net Assets                                           9.97%**            14.70%
Portfolio Turnover Rate                                                                         273%               406%

---------------
 *Commencement of operations.
**Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      PERIOD FROM
                                          MAY 15,                    TWO MONTHS
                                            1991*     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       TO OCTOBER    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         31, 1991           1992           1992           1993           1994           1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $     10.00    $      10.55   $      10.92   $      10.93   $      11.05   $       9.82
                                          ------          ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.22            0.69           0.10           0.54           0.59           0.72
  Net Realized and Unrealized Gain
    (Loss) on Investments                   0.49            0.39           0.01           0.41          (0.92)          1.06
                                          ------          ------         ------         ------         ------         ------
    Total from Investment
     Operations                             0.71            1.08           0.11           0.95          (0.33)          1.78
                                          ------          ------         ------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income                    (0.16)          (0.69)         (0.10)         (0.56)         (0.53)         (0.79)
  In Excess of Net Investment
   Income                                     --              --             --          (0.01)            --             --
  Net Realized Gain                           --           (0.02)            --          (0.26)         (0.37)            --
  In Excess of Net Realized Gain              --              --             --             --          (0.00)+           --
                                          ------          ------         ------         ------         ------         ------
    Total Distributions                    (0.16)          (0.71)         (0.10)         (0.83)         (0.90)         (0.79)
                                          ------          ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD       $     10.55    $      10.92   $      10.93   $      11.05   $       9.82   $      10.81
                                          ------          ------         ------         ------         ------         ------
                                          ------          ------         ------         ------         ------         ------
TOTAL RETURN                                7.12%          10.61%          1.02%          9.07%         (3.10)%        18.76%
                                          ------          ------         ------         ------         ------         ------
                                          ------          ------         ------         ------         ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                             $72,326        $146,546       $154,210       $240,668       $209,331       $165,527
Ratio of Expenses to Average Net
 Assets (1)                                 0.45%**         0.45%          0.45%**         0.45%         0.45%          0.45%
Ratio of Net Investment Income to
 Average Net Assets (1)                     7.29%**         6.59%          5.56%**         4.97%         5.73%          6.85%
Portfolio Turnover Rate                       48%            105%            15%           240%           388%           172%

---------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income               $      0.01    $       0.02   $       0.01   $       0.02   $       0.01   $       0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets          0.81%**         0.59%          0.75%**         0.60%         0.58%          0.59%
    Net Investment Income to
     Average Net Assets                     6.93%**         6.45%          5.26%**         4.82%         5.60%          6.71%
 *Commencement of operations.
 **Annualized
 +Amount is less than $0.01 per
 share

--------------------------------------------------------------------------------
THE GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                      PERIOD FROM
                                     MAY 1, 1991*                    TWO MONTHS
                                       TO OCTOBER     YEAR ENDED          ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              31,    OCTOBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1991           1992           1992           1993           1994           1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $      10.00   $      10.61   $      11.41   $      11.26   $      11.68   $      10.29
                                           ------         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                  0.16           0.53           0.14           0.69           0.70           0.76
  Net Realized and Unrealized Gain
   (Loss) on Investments                     0.45           0.55          (0.29)          0.90          (1.38)          1.15
                                           ------         ------         ------         ------         ------         ------
    Total from Investment
     Operations                              0.61           1.08          (0.15)          1.59          (0.68)          1.91
                                           ------         ------         ------         ------         ------         ------
DISTRIBUTIONS
  Net Investment Income                        --          (0.27)            --          (0.79)         (0.40)         (0.98)
  In Excess of Net Investment
   Income                                      --             --             --          (0.22)            --             --
  Net Realized Gain                            --          (0.01)            --          (0.16)         (0.31)            --
                                           ------         ------         ------         ------         ------         ------
    Total Distributions                        --          (0.28)            --          (1.17)         (0.71)         (0.98)
                                           ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD       $      10.61   $      11.41   $      11.26   $      11.68   $      10.29   $      11.22
                                           ------         ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------         ------
TOTAL RETURN                                 6.10%         10.29%         (1.31)%        15.34%         (6.08)%        19.32%
                                           ------         ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                              $28,236        $94,847        $92,897       $172,468       $130,675       $102,852
Ratio of Expenses to Average Net
 Assets (1)                                  0.50%**         0.50%         0.50%**         0.50%         0.50%          0.50%
Ratio of Net Investment Income to
 Average Net Assets (1)                      7.24%**         6.92%         6.99%**         5.99%         6.34%          6.79%
Portfolio Turnover Rate                        20%           144%             9%           108%           171%           207%

---------------
(1) Effect of voluntary expense
limitation
    during the period:
    Per share benefit to net
     investment income               $       0.02   $       0.03   $       0.01   $       0.02   $       0.02   $       0.02
  Ratios before expense limitation:
    Expenses to Average Net Assets           1.62%**         0.86%         0.90%**         0.70%         0.66%          0.71%
    Net Investment Income to
     Average Net Assets                      6.12%**         6.56%         6.59%**         5.79%         6.18%          6.58%
 *Commencement of operations.
 **Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                         PERIOD FROM    TWO MONTHS ENDED      YEAR ENDED      YEAR ENDED          YEAR ENDED
                                 SEPTEMBER 28, 1992*        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
                                 TO OCTOBER 31, 1992                1992            1993            1994                1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $              10.00    $           9.77    $       9.95    $      11.16    $           9.55
                                             -------              ------    ------------    ------------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)                     0.08                0.14            0.90            0.97                1.14
  Net Realized and Unrealized
   Gain (Loss)
   on Investments                              (0.31)               0.19            1.21           (1.40)               0.97
                                             -------              ------    ------------    ------------             -------
    Total from Investment
     Operations                                (0.23)               0.33            2.11           (0.43)               2.11
                                             -------              ------    ------------    ------------             -------
DISTRIBUTIONS
  Net Investment Income                           --               (0.15)          (0.90)          (0.97)              (1.20)
  Net Realized Gain                               --                  --              --           (0.21)                 --
                                             -------              ------    ------------    ------------             -------
    Total Distributions                           --               (0.15)          (0.90)          (1.18)              (1.20)
                                             -------              ------    ------------    ------------             -------
NET ASSET VALUE, END OF PERIOD  $               9.77    $           9.95    $      11.16    $       9.55    $          10.46
                                             -------              ------    ------------    ------------             -------
                                             -------              ------    ------------    ------------             -------
TOTAL RETURN                                   (2.30)%              3.41%          22.11%          (4.18)%             23.35%
                                             -------              ------    ------------    ------------             -------
                                             -------              ------    ------------    ------------             -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
 (Thousands)                                 $16,950             $20,194         $74,500         $97,223             $62,245
Ratio of Expenses to Average
 Net Assets (1)                                 0.75%**             0.75%**         0.75%           0.75%               0.75%
Ratio of Net Investment Income
 to Average Net Assets (1)                      9.89%**             8.96%**         8.70%           9.42%              11.09%
Portfolio Turnover Rate                            9%                 24%            104%             74%                 90%

-----------------
(1) Effect of voluntary
expense limitation
    during the period:
    Per share benefit to net
     investment income          $               0.01    $           0.01    $       0.02          $0.001    $           0.01
  Ratios before expense
 limitation:
    Expenses to Average Net
     Assets                                     1.23%**             1.62%**         0.96%           0.76%               0.83%
    Net Investment Income to
     Average Net Assets                         9.41%**             8.09%**         8.49%           9.41%              11.01%
 *Commencement of operations.
**Annualized

--------------------------------------------------------------------------------
THE MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                             PERIOD FROM
                                                       JANUARY 18, 1995*
                                                    TO DECEMBER 31, 1995
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $              10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                         0.44
  Net Realized and Unrealized Gain on Investments                   0.42
                                                                 -------
    Total from Investment Operations                                0.86
                                                                 -------
DISTRIBUTIONS
  Net Investment Income                                            (0.45)
  In Excess of Net Investment Income                               (0.00)+
  Net Realized Gain                                                (0.04)
                                                                 -------
    TOTAL DISTRIBUTIONS                                            (0.49)
                                                                 -------
Net Asset Value, End of Period                                    $10.37
                                                                 -------
                                                                 -------
TOTAL RETURN                                                        8.80%
                                                                 -------
                                                                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $45,869
Ratio of Expenses to Average Net Assets (1)                         0.45%**
Ratio of Net Investment Income to Average Net
 Assets (1)                                                         4.61%**
Portfolio Turnover Rate                                              180%

-----------------
(1) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income      $               0.03
  Ratios before expense limitation:
    Expenses to Average Net Assets                                  0.73%**
    Net Investment Income to Average Net Assets                     4.33%**
 *Commencement of operations.
**Annualized
 +Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

THE MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                        TWO MONTHS
                                                             ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            YEAR ENDED    YEAR ENDED      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                           OCTOBER 31,   OCTOBER 31,           31,           31,           31,           31,
                                  1991          1992          1992          1993          1994          1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                           -----------   -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)                           0.062         0.039         0.005         0.027         0.040         0.054
                           -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income         (0.062)       (0.039)       (0.005)       (0.027)       (0.040)       (0.054)
  In Excess of Net
   Investment Income                --            --            --         0.000+           --            --
                           -----------   -----------   -----------   -----------   -----------   -----------
    Total Distributions         (0.062)       (0.039)       (0.005)       (0.027)       (0.040)       (0.054)
                           -----------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                           -----------   -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                      6.37%         3.77%         0.50%         2.76%         3.84%         5.51%
                           -----------   -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)                  $607,087      $612,968      $599,172      $657,163      $690,503      $836,693
Ratio of Expenses to
 Average Net Assets (1)           0.53%         0.52%         0.55%**        0.53%        0.49%         0.51%
Ratio of Net Investment
 Income to Average Net
 Assets (1)                       6.11%         3.74%         3.11%**        2.71%        3.77%         5.37%

---------------
(1) Effect of voluntary
expense limitation
    during the period:
    Per share benefit to
     net investment
     income                        N/A           N/A   $     0.000+  $     0.000+          N/A           N/A
  Ratios before expense
 limitation:
    Expenses to Average
     Net Assets                    N/A           N/A          0.59%**        0.54%         N/A           N/A
    Net Investment Income
     to Average Net
     Assets                        N/A           N/A          3.07%**        2.70%         N/A           N/A
**Annualized
 +Amount is less than
 $0.001 per share.

--------------------------------------------------------------------------------
THE MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                        TWO MONTHS
                                                             ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            YEAR ENDED    YEAR ENDED      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                           OCTOBER 31,   OCTOBER 31,           31,           31,           31,           31,
                                  1991          1992          1992          1993          1994          1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                           -----------   -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)                           0.043         0.026         0.004         0.019         0.020         0.034
                           -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income         (0.043)       (0.026)       (0.004)       (0.019)       (0.020)       (0.034)
  In Excess of Net
   Investment Income                --            --            --        (0.000)+          --            --
                           -----------   -----------   -----------   -----------   -----------   -----------
    Total Distributions         (0.043)       (0.026)       (0.004)       (0.019)       (0.020)       (0.034)
                           -----------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                           -----------   -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                      4.35%         2.74%         0.37%         1.91%         2.44%         3.44%
                           -----------   -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
 (Thousands)                  $166,953      $206,691      $208,866      $266,524      $359,444      $451,519
Ratio of Expenses to
 Average Net Assets (1)           0.56%         0.55%         0.57%**        0.54%        0.51%         0.52%
Ratio of Net Investment
 Income to Average Net
 Assets (1)                       4.18%         2.66%         2.31%**        1.89%        2.42%         3.38%

---------------
(1) Effect of voluntary
expense limitation
    during the period:
    Per share benefit to
     net investment
     income                        N/A           N/A   $     0.000+  $     0.000+          N/A           N/A
  Ratios before expense
 limitation:
    Expenses to Average
     Net Assets                    N/A           N/A          0.67%**        0.56%         N/A           N/A
    Net Investment Income
     to Average Net
     Assets                        N/A           N/A          2.21%**        1.87%         N/A           N/A
**Annualized
 +Amount is less than
 $0.001 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. As of December 31, 1995, the Fund was comprised of 24 separate active, diversified and non-diversified portfolios (each referred to as the "Portfolio"). During the year ended December 31, 1995, the following Portfolios commenced operations:
Latin American Portfolio and Municipal Bond Portfolio on January 18, 1995, the U.S. Real Estate Portfolio on February 24, 1995, and the Aggressive Equity Portfolio on March 8, 1995. Please refer to the manager's reports included elsewhere in this annual report for a description of each Portfolio's investment objectives.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned. For investments in securities subject to a capital gains tax, such taxes are accrued based on the relative amounts of net realized gains and net unrealized appreciation of such securities. Prior to March 10, 1995, the Brazilian government assessed a 1% tax on all settlements of foreign currency used to purchase listed equity securities. The Brazilian government repealed this tax on March 10, 1995.

Paid in capital, undistributed (distributions in excess of) net investment income/accumulated net investment loss and accumulated gain (loss) have been adjusted for permanent book-tax differences, if any, for the Portfolios. These differences are primarily due to differing book-tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Emerging Markets Debt Portfolio may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------
obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

At December 31, 1995 the Emerging Markets Debt Portfolio had reverse repurchase agreements outstanding as follows:

                                                  MATURITY IN
                                                    30 TO 90
                                                      DAYS
                                                  ------------
Maturity Amount.................................   $12,225,000
                                                  ------------
Market Value of Assets Sold Under
 Agreements.....................................   14,250,000
Weighted Average Interest Rate..................       6.503%
                                                  ------------

For the Emerging Markets Debt Portfolio, the average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $1,952,000, at a weighted average interest rate of 5.820%.

5. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Changes in Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio, except the Equity Growth, U.S. Real Estate, Municipal Bond, Money Market and Municipal Money Market Portfolios, may enter into forward currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts (if any) at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------
securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: The Emerging Markets, Emerging Markets Debt and High Yield Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. SHORT SALES: The Aggressive Equity and Emerging Markets Debt Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on their securities. Premiums are received and are recorded as liabilities, and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities. Each Portfolio may purchase call options to close out covered written call positions or to protect against an increase in the price of the security it anticipates purchasing. Each Portfolio may purchase put options on their securities to protect against a decline in the value of the security or to close out covered written put positions. Possible losses from purchased options cannot exceed the total amount invested.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------
the Portfolios based upon relative average net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions from the remaining Portfolios are recorded on the ex-date.

Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recognition of gains or losses on securities and forward currency exchange contracts, the timing of the deductibility of certain foreign taxes, dividends received from real estate investment trusts and permanent differences as presented in Note A-2.

Current period permanent book-tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ.

A transaction fee of one percent is charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio. Such fees are paid to or retained by the Portfolio and included in paid in capital. During the year ended December 31, 1995, such transaction fees totaled approximately $827,000.

B. Morgan Stanley Asset Management Inc. ("MSAM") (the "Adviser") provides the Fund with investment advisory services at a fee calculated at the annual rates of average daily net assets indicated below. MSAM has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                          ADVISORY       MAXIMUM
PORTFOLIO                                   FEE       EXPENSE RATIO
                                        ------------  -------------
Active Country Allocation.............         .65%          .80%
Asian Equity..........................         .80          1.00
Emerging Markets......................        1.25          1.75
European Equity.......................         .80          1.00
Global Equity.........................         .80          1.00
Gold..................................        1.00          1.25
International Equity..................         .80          1.00
International Small Cap...............         .95          1.15
Japanese Equity.......................         .80          1.00
Latin American........................        1.10          1.70
Aggressive Equity.....................         .80          1.00
Emerging Growth.......................        1.00          1.25
Equity Growth.........................         .60           .80
Small Cap Value Equity................         .85          1.00
U.S. Real Estate......................         .80          1.00
Value Equity..........................         .50           .70
Balanced..............................         .50           .70
Emerging Markets Debt.................        1.00          1.75
Fixed Income..........................         .35           .45
Global Fixed Income...................         .40           .50
High Yield............................         .50           .75
Municipal Bond........................         .35           .45
Money Market..........................         .30           .55
Municipal Money Market................         .30           .57

Sun Valley Gold Company is the sub-adviser ("Sub-Adviser") of the Gold Portfolio. The Sub-Adviser is entitled to receive an annual sub-advisory fee in an amount equal to .40% of the average daily net assets of the Portfolio. The Sub-Adviser has agreed to a proportionate reduction in its fees if the Adviser is required to waive its fees or to reimburse the Portfolio.

C. MSAM also provides the Fund with administrative services pursuant to an administrative agreement, for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank, N.A. ("Chase"), effective September 1, 1995, Chase, through its affiliate Chase Global Funds Services Company, formerly Mutual Funds Service Company ("MFSC"), provides certain administrative services to the Fund. For such services, MSAM pays Chase a portion of the fee MSAM receives from the Fund. Prior to September 1, 1995, MFSC was an affiliate of United States Trust Company of New York ("UST") and provided certain administrative services to the Fund under the same terms as stated above.

D. Morgan Stanley Trust Company ("MSTC") acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on securities held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. MSTC and the Adviser are wholly-owned subsidiaries of Morgan Stanley Group, Inc.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

Effective September 1, 1995, Chase replaced UST as custodian for the Fund's assets held in the United States.

For the year ended December 31, 1995, the following Portfolios incurred custody fees and had amounts due to MSTC at December 31, 1995 totaling:

                                MSTC CUSTODY
                                    FEES        FEES PAYABLE TO
                                  INCURRED           MSTC
                                    (000)            (000)
                                -------------  -----------------
Active Country Allocation.....    $     397        $      70
Asian Equity..................          466              111
Emerging Markets..............        2,062              399
European Equity...............           44               11
Global Equity.................           40               11
Gold..........................            9                1
International Equity..........          532              141
International Small Cap.......          117               29
Japanese Equity...............           33               11
Latin American................          104               27
Emerging Markets Debt.........          197               49
Global Fixed Income...........           36                9

In addition, for the year ended December 31, 1995, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                              INTEREST INCOME    INTEREST EXPENSE
                                   (000)               (000)
                             -----------------  -------------------
Active Country
 Allocation................      $      29           $      53
Asian Equity...............             58                  17
Emerging Markets...........             42                  69
European Equity............            156                   3
Global Equity..............              9                   1
International Equity.......          1,644                  39
International Small Cap....             84                   6
Japanese Equity............              2                  13
Latin American.............              1                   3
Emerging Markets Debt......             38                  94
Global Fixed Income........             87                   3

At December 31, 1995, the Emerging Markets Portfolio owned shares of an affiliated fund for which the Portfolio earned dividend income of $219,000.

E. During the year ended December 31, 1995, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                                  (000)
                                          ----------------------
PORTFOLIO                                  PURCHASES     SALES
----------------------------------------  -----------  ---------
Active Country Allocation...............   $ 115,608   $ 155,753
Asian Equity............................     116,591     114,296
Emerging Markets........................     536,860     475,065
European Equity.........................      42,814       6,125
Global Equity...........................      22,401      38,489
Gold....................................       8,137      32,525
International Equity....................     472,776     364,466
International Small Cap.................      79,415      43,618
Japanese Equity.........................      88,100      29,619
Latin American..........................      32,425      16,689
Aggressive Equity.......................      75,727      52,711
Emerging Growth.........................      31,159      66,673
Equity Growth...........................     246,443     231,522
Small Cap Value Equity..................      19,861      16,332
U.S. Real Estate........................     122,466      62,011
Value Equity............................      92,679      46,530
Balanced................................       4,611       5,122
Emerging Markets Debt...................     616,750     637,624
Fixed Income............................     173,429     182,202
Global Fixed Income.....................     159,473     175,658
High Yield..............................      58,042      95,389
Municipal Bond..........................     118,467      74,955

Purchases and sales during the year ended December 31, 1995 of long-term U.S. Government securities occurred only in the Balanced, Fixed Income and Global Fixed Income Portfolios and amounted to:

                                                  (000)
                                          ----------------------
PORTFOLIO                                  PURCHASES     SALES
----------------------------------------  -----------  ---------
Balanced................................   $   1,113   $      --
Fixed Income............................     112,464     151,037
Global Fixed Income.....................      24,602      32,115

During the year ended December 31, 1995, the following Portfolios incurred brokerage commissions related to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately:

                                                      (000)
                                                 ---------------
                                                    BROKERAGE
PORTFOLIO                                          COMMISSION
-----------------------------------------------  ---------------
Asian Equity...................................     $      99
Emerging Markets...............................            69
European Equity................................             4
Global Equity..................................             3
Gold...........................................             1
International Equity...........................            69
International Small Cap........................             1
Japanese Equity................................           121
Latin American.................................             4
Equity Growth..................................             1
U.S. Real Estate...............................             6

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

F. At December 31, 1995, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                               (000)
                            --------------------------------------------
                                                                 NET
                                                               APPREC.
PORTFOLIO                     COST      APPREC.    DEPREC.    (DEPREC.)
--------------------------  ---------  ---------  ---------  -----------
Active Country
 Allocation...............  $ 150,104  $  14,780  $  (4,620)  $  10,160
Asian Equity..............    270,401     58,854    (16,312)     42,542
Emerging Markets..........    915,174     97,063   (150,829)    (53,766)
European Equity...........     65,638      5,746     (2,983)      2,763
Global Equity.............     68,989     11,625     (2,744)      8,881
Gold......................      7,729        246       (651)       (405)
International Equity......  1,265,148    305,267    (31,924)    273,343
International Small Cap...    202,263     16,894    (24,355)     (7,461)
Japanese Equity...........    114,012      4,851     (3,036)      1,815
Latin American............     15,535      1,098     (1,194)        (96)
Aggressive Equity.........     28,800      2,001       (314)      1,687
Emerging Growth...........     66,320     53,480       (542)     52,938
Equity Growth.............    142,804     17,849     (1,941)     15,908
Small Cap Value Equity....     46,841      6,840     (1,886)      4,954
U.S. Real Estate..........     65,257      5,625     (1,810)      3,815
Value Equity..............    132,222     20,118     (5,352)     14,766
Balanced..................     20,531      2,426       (526)      1,900
Emerging Markets Debt.....    173,477     12,534     (5,407)      7,127
Fixed Income..............    155,055      8,025         (5)      8,020
Global Fixed Income.......    109,218      3,611       (262)      3,349
High Yield................     62,766      2,929     (3,708)       (779)
Municipal Bond............     43,334      1,635         --       1,635
Money Market..............    836,431         --         --          --
Municipal Money Market....    450,017         --         --          --

At December 31, 1995, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                         EXPIRATION DATE
                                          DECEMBER 31,
                                              (000)
                                 -------------------------------
PORTFOLIO                          2001       2002       2003       TOTAL
-------------------------------     ---     ---------  ---------  ---------
Emerging Markets...............  $      --  $      --  $  33,313  $  33,313
Japanese Equity................         --         --      2,666      2,666
Latin American.................         --         --        224        224
Fixed Income...................         --      8,291         --      8,291
Global Fixed Income............         --      5,293      1,780      7,073
High Yield.....................         --        497      4,145      4,642
Money Market...................         --         13         --         13
Municipal Money Market.........          1          7          1          9

During the year ended December 31, 1995, the International Small Cap, Emerging Growth, Fixed Income and Money Market Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,764,000, $10,861,000, $5,579,000 and $79,000, respectively.
To the extent that capital loss carryovers are used to offset any future net capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. It is unlikely that the gains so offset would be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1995 to December 31, 1995 certain Portfolios incurred and elected to defer until January 1, 1996 for U.S. Federal income tax purposes net capital and net currency losses of approximately:

                                               CAPITAL     CURRENCY
                                               LOSSES       LOSSES
PORTFOLIO                                       (000)        (000)
-------------------------------------------  -----------  -----------
Emerging Markets...........................   $      --    $      64
Global Equity..............................          --            2
Latin American.............................           2            6
Emerging Markets Debt......................         245        1,501
High Yield.................................          73           --
Municipal Money Market.....................           1           --

G. During the year ended December 31, 1995, the following Portfolios wrote covered call and put options as follows:

COVERED CALL OPTIONS

                                         NUMBER OF       PREMIUM
AGGRESSIVE EQUITY PORTFOLIO              CONTRACTS        (000)
-------------------------------------  -------------  -------------
Options outstanding at December 31,
 1994................................           --      $      --
Options written during the period....          386             39
Options cancelled in closing
 transactions during the period......         (386)           (39)
                                             -----            ---
Options outstanding at December 31,
 1995................................           --      $      --
                                             -----            ---
                                             -----            ---

                                      FACE AMOUNT     PREMIUM
EMERGING MARKETS DEBT PORTFOLIO          (000)         (000)
-----------------------------------  -------------  -----------
Options outstanding at December 31,
 1994..............................    $  15,000     $     105
Options written during the
 period............................       69,900         1,281
Options cancelled in closing
 transactions during the period....      (11,000)         (240)
Options expired during the
 period............................      (43,900)         (508)
Options exercised during the
 period............................      (30,000)         (638)
                                     -------------  -----------
Options outstanding at December 31,
 1995..............................    $      --     $      --
                                     -------------  -----------
                                     -------------  -----------

COVERED PUT OPTIONS

                                         NUMBER OF       PREMIUM
AGGRESSIVE EQUITY PORTFOLIO              CONTRACTS        (000)
-------------------------------------  -------------  -------------
Options outstanding at December 31,
 1994................................           --      $      --
Options written during the period....           60             10
Options cancelled in closing
 transactions during the period......          (60)           (10)
                                               ---            ---
Options outstanding at December 31,
 1995................................           --      $      --
                                               ---            ---
                                               ---            ---

H. OTHER. At December 31, 1995, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

During the year ended December 31, 1995, the Gold Portfolio realized losses from in-kind redemptions of approximately $252,000.

Portfolio securities and foreign currency holdings were translated at the following exchange rates as of December 31, 1995:

Argentine Peso........................      1.00015      =      $    1.00
Australian Dollar.....................      1.34544      =      $    1.00
Belgian Franc.........................     29.43000      =      $    1.00
Brazilian Real........................      0.97190      =      $    1.00
British Pound.........................      0.64412      =      $    1.00
Canadian Dollar.......................      1.36505      =      $    1.00
Colombian Peso........................    990.75000      =      $    1.00
Danish Krone..........................      5.55680      =      $    1.00
Deutsche Mark.........................      1.43390      =      $    1.00
Finnish Markka........................      4.34955      =      $    1.00
French Franc..........................      4.89700      =      $    1.00
Greek Drachma.........................    236.99000      =      $    1.00
Hong Kong Dollar......................      7.73250      =      $    1.00
Hungarian Forint......................    136.63000      =      $    1.00
Indonesian Rupiah.....................  2,286.50000      =      $    1.00
Irish Pound...........................      0.62441      =      $    1.00
Italian Lira..........................  1,588.25000      =      $    1.00
Japanese Yen..........................    103.25000      =      $    1.00
Korean Won............................    775.75000      =      $    1.00
Malaysian Ringgit.....................      2.53970      =      $    1.00
Mexican Peso..........................      7.69500      =      $    1.00
Moroccan Dirham.......................      8.46890      =      $    1.00
Netherlands Guilder...................      1.60470      =      $    1.00
New Zealand Dollar....................      1.52964      =      $    1.00
Norwegian Krone.......................      6.32905      =      $    1.00
Pakistani Rupee.......................     34.21580      =      $    1.00
Peruvian New Sol......................      2.31000      =      $    1.00
Philippine Peso.......................     26.23000      =      $    1.00
Polish Zloty..........................      2.46550      =      $    1.00
Portuguese Escudo.....................    149.67500      =      $    1.00
Singapore Dollar......................      1.41450      =      $    1.00
Spanish Peseta........................    121.30000      =      $    1.00
Sri Lanka Rupee.......................     53.65000      =      $    1.00
Swedish Krona.........................      6.63965      =      $    1.00
Swiss Franc...........................      1.15350      =      $    1.00
Taiwan Dollar.........................     27.28700      =      $    1.00
Thai Baht.............................     25.19000      =      $    1.00
Turkish Lira..........................  60,900.00000     =      $    1.00

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

I. SUBSEQUENT EVENT. On January 2, 1996, each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) began offering two classes of shares -- Class A and Class B. All the shares of these Portfolios outstanding prior to January 2, 1996, were redesignated Class A shares on January 2, 1996.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Institutional Fund, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Active Country Allocation Portfolio, Asian Equity Portfolio, Emerging Markets Portfolio, European Equity Portfolio, Global Equity Portfolio, Gold Portfolio, International Equity Portfolio, International Small Cap Portfolio, Japanese Equity Portfolio, Latin American Portfolio, Aggressive Equity Portfolio, Emerging Growth Portfolio, Equity Growth Portfolio, Small Cap Value Equity Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Balanced Portfolio, Emerging Markets Debt Portfolio, Fixed Income Portfolio, Global Fixed Income Portfolio, High Yield Portfolio, Municipal Bond Portfolio, Money Market Portfolio and Municipal Money Market Portfolio (constituting the Morgan Stanley Institutional Fund, Inc., hereafter referred to as the "Fund") at December 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and counterparties and the application of alternative auditing procedures where confirmations from counterparties were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):
--------------------------------------------------------------------------------

For the year ended December 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders of the Global Equity, Gold, Aggressive Equity, Equity Growth, Small Cap Value Equity, Value Equity, Balanced and High Yield Portfolios are 24.6%, 2.9%, 6.8%, 9.5%, 86.5%, 63.5%, 37.9% and 0.8%, respectively.

For the year ended December 31, 1995, the percentage of exempt interest dividends paid by the Municipal Bond and Municipal Money Market Portfolios are 100% and 96%, respectively.

For the year ended December 31, 1995, the following Portfolios intend to pass through foreign tax credits and intend to distribute long-term capital gains totaling:

                                                                                          FOREIGN TAX
                                                                                            CREDIT            LONG-TERM
                                                                                         PASS-THROUGH       CAPITAL GAINS
                                                                                             (000)              (000)
                                                                                       -----------------  ------------------
Active Country Allocation............................................................      $     519      $         5,343
Asian Equity.........................................................................             487              10,276
Emerging Markets.....................................................................           2,746              13,069
European Equity......................................................................             158                 333
Global Equity........................................................................             168               4,228
International Small Cap..............................................................             630               4,763
Latin American.......................................................................              19                  --
Equity Growth........................................................................              --               5,719
Small Cap Value Equity...............................................................              --                 927
Value Equity.........................................................................              --               2,976
Balanced.............................................................................              --                 517
Emerging Markets Debt................................................................              --                 364

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD

Warren J. Olsen
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Andrew McNally, IV
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Frederick B. Whittemore
DIRECTOR

James W. Grisham
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Karl Hartmann
ASSISTANT SECRETARY

James R. Rooney
TREASURER

Joanna M. Haigney
ASSISTANT TREASURER

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co., Incorporated
1251 Avenue of the Americas
New York, New York 10020

CUSTODIANS

The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786.

--------------------------------------------------------------------------------